RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.,
                                    Company,

                        RESIDENTIAL FUNDING CORPORATION,
                                Master Servicer,

                                       and
                         BANK ONE, NATIONAL ASSOCIATION,
                                     Trustee

                               SERIES SUPPLEMENT,
                         DATED AS OF SEPTEMBER 1, 2001,

                                       TO

                                STANDARD TERMS OF
                         POOLING AND SERVICING AGREEMENT

                            Dated as of July 1, 2001

                       Mortgage Pass-Through Certificates

                                 Series 2001-S21




                                TABLE OF CONTENTS

                                                                                          Page

                                          ARTICLE I

                                         DEFINITIONS

        Section 1.01  Definitions............................................................3
        Section 1.02  Use of Words and Phrases..............................................10

                                   ARTICLE II

                          CONVEYANCE OF MORTGAGE LOANS;
                        ORIGINAL ISSUANCE OF CERTIFICATES

        Section 2.01  Conveyance of Mortgage Loans.  (See Section 2.01 of the Standard Terms)
                       .....................................................................12
        Section 2.02  Acceptance by Trustee.  (See Section 2.02 of the Standard Terms)
                       .....................................................................12
        Section 2.03  Representations, Warranties and Covenants of the Master Servicer and the
                      Company...............................................................12
        Section 2.04  Representations and Warranties of Sellers. (See Section 2.04 of the Standard
                      Terms)
                       .....................................................................14
        Section 2.05  Execution and Authentication of Certificates..........................14

                                   ARTICLE III

                          ADMINISTRATION AND SERVICING
                                OF MORTGAGE LOANS

                                   ARTICLE IV

                         PAYMENTS TO CERTIFICATEHOLDERS

        Section 4.01  Certificate Account.  (See Section 4.01 of the Standard Terms)
                       .....................................................................17
        Section 4.02  Distributions.........................................................17
        Section 4.03  Statements to Certificateholders  (See Section 4.03(a) through (d) of the
                      Standard Terms) and Exhibit Three attached hereto.....................25
        Section 4.04  Distribution of Reports to the Trustee and the Company; Advances by the
                      Master Servicer. (See Section 4.04 of the Standard Terms)
                       .....................................................................25
        Section 4.05  Allocation of Realized Losses.........................................25






        Section 4.06  Reports of Foreclosures and Abandonment of Mortgaged Property.  (See
                      Section 4.06 of the Standard Terms)
                       .....................................................................26
        Section 4.07  Optional Purchase of Defaulted Mortgage Loans.  (See Section 4.07 of the
                      Standard Terms)
                       .....................................................................26

                                    ARTICLE V

                                THE CERTIFICATES

                                   ARTICLE VI

                       THE COMPANY AND THE MASTER SERVICER

                                   ARTICLE VII

                                     DEFAULT

                                  ARTICLE VIII

                             CONCERNING THE TRUSTEE

                                   ARTICLE IX

                                   TERMINATION

                                    ARTICLE X

                                REMIC PROVISIONS

        Section 10.01 REMIC Administration.  (See Section 10.01 of the Standard Terms)
                       .....................................................................32
        Section 10.02 Master Servicer; REMIC Administrator and Trustee Indemnification.  (See
                      Section 10.02 of the  Standard Terms)
                       .....................................................................32
        Section 10.03 Designation of REMIC(s)...............................................32
        Section 10.04 Distributions on the Uncertificated REMIC Regular Interests...........32
        Section 10.05 Compliance with Withholding Requirements..............................33

                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

        Section 11.01 Amendment.  (See Section 11.01 of the Standard Terms)
                       .....................................................................34






        Section 11.02 Recordation of Agreement.  Counterparts.  (See Section 11.02 of the Standard
                      Terms)
                       .....................................................................34
        Section 11.03 Limitation on Rights of Certificateholders.  (See Section 11.03 of the
                      Standard Terms)
                       .....................................................................34
        Section 11.04 Governing Laws.  (See Section 11.04 of the Standard Terms)
                       .....................................................................34
        Section 11.05 Notices...............................................................34
        Section 11.06 Required Notices to Rating Agency and Subservicer.  (See Section 11.06 of
                      the Standard Terms)
                       .....................................................................35
        Section 11.07 Severability of Provisions. (See Section 11.07 of the Standard Terms)
                       .....................................................................35
        Section 11.08 Supplemental Provisions for Resecuritization.  (See Section 11.08 of the
                      Standard Terms)
                       .....................................................................35
        Section 11.09 Allocation of Voting Rights...........................................35

                                   ARTICLE XII

                                   [RESERVED]


EXHIBITS

Exhibit One:          Mortgage Loan Schedule
Exhibit Two:          Schedule of Discount Fractions
Exhibit Three:        Information to be Included in
                      Monthly Distribution Date Statement
Exhibit Four:         Standard Terms of Pooling and Servicing
                      Agreement dated as of July 1, 2001

        This is a Series Supplement, dated as of September 1, 2001 (the "Series Supplement"), to the Standard Terms of Pooling and Servicing Agreement, dated as of July 1, 2001 and attached as Exhibit Four hereto (the "Standard Terms" and, together with this Series Supplement, the "Pooling and Servicing Agreement" or "Agreement"), among RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC., as the company (together with its permitted successors and assigns, the "Company"), RESIDENTIAL FUNDING CORPORATION, as master servicer (together with its permitted successors and assigns, the "Master Servicer"), and BANK ONE, NATIONAL ASSOCIATION, as Trustee (together with its permitted successors and assigns, the "Trustee").

                              PRELIMINARY STATEMENT

        The Company intends to sell Mortgage Pass-Through Certificates (collectively, the "Certificates"), to be issued hereunder in multiple classes, which in the aggregate will evidence the entire beneficial ownership interest in the Trust Fund. As provided herein, the REMIC Administrator will make an election to treat the entire segregated pool of assets described in the definition of Trust Fund, and subject to this Agreement (including the Mortgage Loans but excluding the Initial Monthly Payment Fund), as a real estate mortgage investment conduit (the "REMIC") for federal income tax purposes.

        The terms and provisions of the Standard Terms are hereby incorporated by reference herein as though set forth in full herein. If any term or provision contained herein shall conflict with or be inconsistent with any provision contained in the Standard Terms, the terms and provisions of this Series Supplement shall govern. Any cross-reference to a section of the Pooling and Servicing Agreement, to the extent the terms of the Standard Terms and Series Supplement conflict with respect to that section, shall be a cross-reference to the related section of the Series Supplement. All capitalized terms not otherwise defined herein shall have the meanings set forth in the Standard Terms. The Pooling and Servicing Agreement shall be dated as of the date of the Series Supplement.

        The following table sets forth the designation, type, Pass-Through Rate, aggregate Initial Certificate Principal Balance, Maturity Date, initial ratings and certain features for each Class of Certificates comprising the interests in the Trust Fund created hereunder.


                               Aggregate
                                Initial
                              Certificate                                                         Minimum
              Pass-Through     Principal                           Maturity                    Denominations
DESIGNATION       Rate          Balance         Features1            Date         Moody's/S&P        2


Class A-1        6.25%      $205,151,000.00       Senior       September 25, 2016   Aaa/AAA       $25,000
Class A-2        6.00%       $10,000,000.00       Senior       September 25, 2016   Aaa/AAA       $25,000
Class A-3        6.50%       $10,000,000.00       Senior       September 25, 2016   Aaa/AAA       $25,000
                                             Senior/Principal
Class A-P        0.00%        $519,515.31          Only        September 25, 2016   Aaa/AAA       $25,000
                                             Senior/Variable
Class A-V    Variable Rate       $0.00            Strip        September 25, 2016   Aaa/AAA         20%
Class R          6.25%          $100.00      Senior/Residual   September 25, 2016   Aaa/AAA         20%
Class M-1        6.25%       $1,833,800.00      Mezzanine      September 25, 2016   NA/ AA        $25,000
Class M-2        6.25%        $572,800.00       Mezzanine      September 25, 2016    NA/A         $250,000
Class M-3        6.25%        $458,200.00       Mezzanine      September 25, 2016   NA/BBB        $250,000
Class B-1        6.25%        $229,100.00      Subordinate     September 25, 2016    NA/BB        $250,000
Class B-2        6.25%        $114,600.00      Subordinate     September 25, 2016    NA/B         $250,000
Class B-3        6.25%        $229,151.48      Subordinate     September 25, 2016    NA/NA        $250,000


        The Mortgage Loans have an aggregate principal balance as of the Cut-off Date of $229,108,267.77.

        In consideration of the mutual agreements herein contained, the Company, the Master Servicer and the Trustee agree as follows:

_______

1 The Class A-1, Class A-2, Class A-3 and Class M Certificates shall be Book-Entry Certificates. The Class A-P, Class A-V, Class R and Class B Certificates shall be delivered to the holders thereof in physical form.

2 The Certificates, other than the Class A-V and Class R Certificates, shall be issuable in minimum dollar denominations as indicated above (by Certificate Principal Balance or Notional Amount, as applicable) and integral multiples of $1 (or $1,000 in the case of the Class A-P, Class B-1, Class B-2 and Class B-3 Certificates) in excess thereof, except that one Certificate of any of the Class A-P and Class B Certificates that contains an uneven multiple of $1,000 shall be issued in a denomination equal to the sum of the related minimum denomination set forth above and such uneven multiple for such Class or the sum of such denomination and an integral multiple of $1,000 and one Certificate of each Class of Class B Certificates shall be issued in an authorized denomination. The Class R
     Certificates and Class A-V Certificates shall be issuable in minimum denominations of not less than a 20% Percentage Interest; provided, however, that one Class R Certificate will be issuable to Residential Funding as "tax matters person" pursuant to Section 10.01(c) and (e) in a minimum denomination representing a Percentage Interest of not less than 0.01%.

                                    ARTICLE I

                                   DEFINITIONS


        Section 1.01  Definitions.

        Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article.

        Bankruptcy Amount: As of any date of determination prior to the first anniversary of the Cut-off Date, an amount equal to the excess, if any, of (A) $100,000 over (B) the aggregate amount of Bankruptcy Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 of this Series Supplement. As of any date of determination on or after the first anniversary of the Cut-off Date, an amount equal to the excess, if any, of

               (1) the lesser of (a) the Bankruptcy Amount calculated as of the close of business on the Business Day immediately preceding the most recent anniversary of the Cut-off Date coinciding with or preceding such date of determination (or, if such date of determination is an anniversary of the Cut-off Date, the Business Day immediately preceding such date of determination) (for purposes of this definition, the "Relevant Anniversary") and (b) the greater of

                      (A) the greater of (i) 0.0006 times the aggregate
               principal balance of all the Mortgage Loans in the Mortgage Pool as of the Relevant Anniversary (other than Additional Collateral Loans, if any) having a Loan-to-Value Ratio at origination which exceeds 75% and (ii) $100,000; and

                      (B) the greater of (i) the product of (x) an amount equal
               to the largest difference in the related Monthly Payment for any Non-Primary Residence Loan remaining in the Mortgage Pool (other than Additional Collateral Loans, if any) which had an original Loan-to-Value Ratio of 80% or greater that would result if the Net Mortgage Rate thereof was equal to the weighted average (based on the principal balance of the Mortgage Loans as of the Relevant Anniversary) of the Net Mortgage Rates of all Mortgage Loans as of the Relevant Anniversary less 1.25% per annum, (y) a number equal to the weighted average remaining term to maturity, in months, of all Non-Primary Residence Loans remaining in the Mortgage Pool as of the Relevant Anniversary, and (z) one plus the quotient of the number of all Non-Primary Residence Loans remaining in the Mortgage Pool divided by the total number of Outstanding Mortgage Loans in the Mortgage Pool as of the Relevant Anniversary, and (ii) $50,000, over (2) the aggregate amount of Bankruptcy Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 since the Relevant Anniversary.

        The Bankruptcy Amount may be further reduced by the Master Servicer (including accelerating the manner in which such coverage is reduced) provided that prior to any such reduction, the Master Servicer shall (i) obtain written confirmation from each Rating Agency that such reduction shall not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency and (ii) provide a copy of such written confirmation to the Trustee.

        Certificate:  Any Class A, Class M, Class B or Class R Certificate.

        Certificate Account: The separate account or accounts created and maintained pursuant to Section 4.01 of the Standard Terms, which shall be entitled "Bank One, National Association, as trustee, in trust for the registered holders of Residential Funding Mortgage Securities I, Inc., Mortgage Pass-Through Certificates, Series 2001-S21" and which must be an Eligible Account.

        Class A Certificate: Any one of the Class A-1, Class A-2, Class A-3, Class A-P or Class A-V Certificates, executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed to the Standard Terms as Exhibit A.

        Class R Certificate: Any one of the Class R Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed to the Standard Terms as Exhibit D and evidencing an interest designated as a "residual interest" in the REMIC for purposes of the REMIC Provisions.

        Closing Date:  September 27, 2001.

        Corporate Trust Office: The principal office of the Trustee at which at any particular time its corporate trust business with respect to this Agreement shall be administered, which office at the date of the execution of this instrument is located at 1 Bank One Plaza, Suite IL1-0126, Chicago, Illinois 60670-0126, Attention: Residential Funding Corporation Series 2001-S21.

        Cut-off Date: September 1, 2001.

     Determination Date: With respect to any Distribution Date, the second Business Day prior to such Distribution Date.

        Discount Net Mortgage Rate: 6.25% per annum.

        Due Period: With respect to each Distribution Date and any Mortgage Loan, the period commencing on the second day of the month prior to the month in which such Distribution Date occurs and ending on the first day of the month in which such Distribution Date occurs.

        Eligible Funds: On any Distribution Date, the portion, if any, of the Available Distribution Amount remaining after reduction by the sum of (i) the aggregate amount of Accrued Certificate Interest on the Senior Certificates,
(ii) the Senior Principal Distribution Amount (determined without regard to
Section 4.02(a)(ii)(Y)(D) of this Series Supplement), (iii) the Class A-P Principal Distribution Amount (determined without regard to Section 4.02(b)(i)(E) of this Series Supplement) and (iv) the aggregate amount of Accrued Certificate Interest on the Class M, Class B-1 and Class B-2 Certificates.

        Fraud Loss Amount: As of any date of determination after the Cut-off Date, an amount equal to: (X) prior to the second anniversary of the Cut-off Date, an amount equal to 1.50% of the aggregate outstanding principal balance of all of the Mortgage Loans as of the Cut-off Date minus the aggregate amount of Fraud Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 of this Series Supplement since the Cut-off Date up to such date of determination and (Y) from the second to the fifth anniversary of the Cut-off Date, an amount equal to (1) the lesser of (a) the Fraud Loss Amount as of the most recent anniversary of the Cut-off Date and (b) 1.00% of the aggregate outstanding principal balance of all of the Mortgage Loans as of the most recent anniversary of the Cut-off Date minus (2) the aggregate amount of Fraud Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 of this Series Supplement since the most recent anniversary of the Cut-off Date up to such date of determination. On and after the fifth anniversary of the Cut-off Date, the Fraud Loss Amount shall be zero.

        The Fraud Loss Amount may be further reduced by the Master Servicer (including accelerating the manner in which such coverage is reduced) provided that prior to any such reduction, the Master Servicer shall (i) obtain written confirmation from each Rating Agency that such reduction shall not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency and (ii) provide a copy of such written confirmation to the Trustee.

        Indirect Depository Participant: An institution that is not a Depository Participant but clears through or maintains a custodial relationship with Participants and has access to the Depository's clearing system.

        Initial Monthly Payment Fund: $42,323, representing scheduled principal amortization and interest at the Net Mortgage Rate during the Due Period ending in September 2001, for those Mortgage Loans for which the Trustee will not be entitled to receive such payment in accordance with the definition of "Trust Fund".

        Initial Notional Amount: With respect to any Class A-V Certificates or Subclass thereof issued pursuant to Section 5.01(c), the aggregate Cut-off Date Principal Balance of the Mortgage Loans corresponding to the Uncertificated Class A-V REMIC Regular Interests represented by such Class or Subclass on such date.

        Initial Subordinate Class Percentage: With respect to each Class of Subordinate Certificates, an amount which is equal to the initial aggregate Certificate Principal Balance of such Class of Subordinate Certificates divided by the aggregate Stated Principal Balance of all the Mortgage Loans as of the Cut-off Date as follows:

        Class M-1: 0.80%                    Class B-1: 0.10%
        Class M-2: 0.25%                    Class B-2: 0.05%

        Class M-3: 0.20%                    Class B-3: 0.10%

     Interest  Accrual  Period:   With  respect  to  any  Certificates  and  any
Distribution Date, the calendar month preceding the month in which such Distribution Date occurs.

     Interest Only Certificates: Any one of the Class A-V Certificates. The Interest Only Certificates will have no Certificate Principal Balance.

     Maturity Date: September 25, 2016, the Distribution Date immediately following the latest scheduled maturity date of any Mortgage Loan.

        Mortgage Loan Schedule: The list or lists of the Mortgage Loans attached hereto as Exhibit One (as amended from time to time to reflect the addition of Qualified Substitute Mortgage Loans), which list or lists shall set forth the following information as to each Mortgage Loan:

        (a)    the Mortgage Loan identifying number ("RFC LOAN #");
        (b)    the maturity of the Mortgage Note ("MATURITY DATE");
        (c)    the Mortgage Rate ("ORIG RATE");
        (d)    the Subservicer pass-through rate ("CURR NET");
        (e)    the Net Mortgage Rate ("NET MTG RT");
        (f)    the Pool Strip Rate ("STRIP");

          (g) the initial scheduled monthly payment of principal, if any, and interest ("ORIGINAL P & I");

        (h)    the Cut-off Date Principal Balance ("PRINCIPAL BAL");
        (i)    the Loan-to-Value Ratio at origination ("LTV");
        (j) the rate at which the Subservicing Fee accrues ("SUBSERV FEE") and at which the Servicing Fee accrues ("MSTR SERV FEE");
        (k) a code "T," "BT" or "CT" under the column "LN FEATURE," indicating that the Mortgage Loan is secured by a second or vacation residence; and
        (l) a code "N" under the column "OCCP CODE," indicating that the Mortgage Loan is secured by a non-owner occupied residence.

Such schedule may consist of multiple reports that collectively set forth all of the information required.

        Notional Amount: As of any Distribution Date, with respect to any Class A-V Certificates or Subclass thereof issued pursuant to Section 5.01(c), the aggregate Stated Principal Balance of the Mortgage Loans corresponding to the Uncertificated Class A-V REMIC Regular Interests represented by such Class or Subclass as of the day immediately preceding such Distribution Date (or, with respect to the initial Distribution Date, at the close of business on the Cut-off Date).

        Pass-Through Rate: With respect to the Class A Certificates (other than the Class A-V and Principal Only Certificates), Class M Certificates, Class B Certificates and Class R Certificates and any Distribution Date, the per annum rates set forth in the Preliminary Statement hereto. With respect to the Class A-V Certificates (other than any Subclass thereof) and any Distribution Date, a rate equal to the weighted average, expressed as a percentage, of the Pool Strip Rates of all Mortgage Loans as of the Due Date in the related Due Period, weighted on the basis of the respective

Stated Principal Balances of such Mortgage Loans as of the day immediately preceding such Distribution Date (or, with respect to the initial Distribution Date, at the close of business on the Cut- off Date). With respect to the Class A-V Certificates and the initial Distribution Date the Pass- Through Rate is equal to 0.3178% per annum. With respect to any Subclass of Class A-V Certificates and any Distribution Date, a rate equal to the weighted average, expressed as a percentage, of the Pool Strip Rates of all Mortgage Loans corresponding to the Uncertificated Class A-V REMIC Regular Interests represented by such Subclass as of the Due Date in the related Due Period, weighted on the basis of the respective Stated Principal Balances of such Mortgage Loans as of the day immediately preceding such Distribution Date (or with respect to the initial Distribution Date, at the close of business on the Cut-off Date). The Principal Only Certificates have no Pass- Through Rate and are not entitled to Accrued Certificate Interest.

        Prepayment Assumption: A prepayment assumption of 275% of the prepayment speed assumption, used for determining the accrual of original issue discount and market discount and premium on the Certificates for federal income tax purposes. The prepayment speed assumption assumes a constant rate of prepayment of mortgage loans of 0.2% per annum of the then outstanding principal balance of such mortgage loans in the first month of the life of the mortgage loans, increasing by an additional 0.2% per annum in each succeeding month until the thirtieth month, and a constant 6% per annum rate of prepayment thereafter for the life of the mortgage loans.

        Prepayment Distribution Percentage: With respect to any Distribution Date and each Class of Subordinate Certificates, under the applicable circumstances set forth below, the respective percentages set forth below:

               (i) For any Distribution Date prior to the Distribution Date in October 2006 (unless the Certificate Principal Balances of the Senior Certificates (other than the Class A-P Certificates) have been reduced to zero), 0%.

               (ii) For any Distribution Date for which clause (i) above does not apply, and on which any Class of Subordinate Certificates are outstanding:

                      (a) in the case of the Class of Subordinate Certificates
               then outstanding with the Highest Priority and each other Class of Subordinate Certificates for which the related Prepayment Distribution Trigger has been satisfied, a fraction, expressed as a percentage, the numerator of which is the Certificate Principal Balance of such Class immediately prior to such date and the denominator of which is the sum of the Certificate Principal Balances immediately prior to such date of (1) the Class of Subordinate Certificates then outstanding with the Highest Priority and (2) all other Classes of Subordinate Certificates for which the respective Prepayment Distribution Triggers have been satisfied; and

                      (b) in the case of each other Class of Subordinate
               Certificates for which the Prepayment Distribution Triggers have not been satisfied, 0%; and

               (iii) Notwithstanding the foregoing, if the application of the foregoing percentages on any Distribution Date as provided in Section
        4.02 of this Series Supplement (determined without regard to the proviso to the definition of "Subordinate Principal Distribution Amount") would result in a distribution in respect of principal of any Class or Classes of Subordinate Certificates in an amount greater than the remaining Certificate Principal Balance thereof (any such class, a "Maturing Class"), then: (a) the Prepayment Distribution Percentage of each Maturing Class shall be reduced to a level that, when applied as described above, would exactly reduce the Certificate Principal Balance of such Class to zero; (b) the Prepayment Distribution Percentage of each other Class of Subordinate Certificates (any such Class, a "Non-Maturing Class") shall be recalculated in accordance with the provisions in paragraph (ii) above, as if the Certificate Principal Balance of each Maturing Class had been reduced to zero (such percentage as recalculated, the "Recalculated Percentage");
        (c) the total amount of the reductions in the Prepayment Distribution Percentages of the Maturing Class or Classes pursuant to clause (a) of this sentence, expressed as an aggregate percentage, shall be allocated among the Non-Maturing Classes in proportion to their respective Recalculated Percentages (the portion of such aggregate reduction so allocated to any Non-Maturing Class, the "Adjustment Percentage"); and
        (d) for purposes of such Distribution Date, the Prepayment Distribution Percentage of each Non-Maturing Class shall be equal to the sum of (1) the Prepayment Distribution Percentage thereof, calculated in accordance with the provisions in paragraph (ii) above as if the Certificate Principal Balance of each Maturing Class had not been reduced to zero, plus (2) the related Adjustment Percentage.

        Principal Only Certificates:  Any one of the Class A-P Certificates.

        Related Classes: As to any Uncertificated REMIC Regular Interest, those classes of Certificates identified as Related Classes of Certificates to such Uncertificated REMIC Regular Interest in the definition of Uncertificated REMIC Regular Interest.

        Senior Certificate: Any one of the Class A Certificates or Class R Certificates, executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed to the Standard Terms as Exhibit A and Exhibit D, respectively.

        Senior Percentage: As of any Distribution Date, the lesser of 100% and a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of the Senior Certificates (other than the Class A-P Certificates) immediately prior to such Distribution Date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) (other than the related Discount Fraction of each Discount Mortgage Loan) immediately prior to such Distribution Date.

        Senior Principal Distribution Amount: As to any Distribution Date, the lesser of (a) the balance of the Available Distribution Amount remaining after the distribution of all amounts required to be distributed pursuant to Section 4.02(a)(i) and Section 4.02(a)(ii)(X) of this Series Supplement, or, after the Credit Support Depletion Date, the amount required to be distributed to the Class A-P Certificateholders pursuant to Section 4.02(c) of this Series Supplement and (b) the sum of the amounts required to be distributed to the Senior Certificateholders on such Distribution Date pursuant to Section 4.02(a)(ii)(Y), (xvi) and (xvii) of this Series Supplement.

        Special Hazard Amount: As of any Distribution Date, an amount equal to $2,452,269 minus the sum of (i) the aggregate amount of Special Hazard Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 of this Series Supplement and (ii) the Adjustment Amount (as defined below) as most recently calculated. For each anniversary of the Cut- off Date, the Adjustment Amount shall be equal to the amount, if any, by which the amount calculated in accordance with the preceding sentence (without giving effect to the deduction of the Adjustment Amount for such anniversary) exceeds the greater of (A) the greatest of (i) twice the outstanding principal balance of the Mortgage Loan in the Trust Fund which has the largest outstanding principal balance on the Distribution Date immediately preceding such anniversary, (ii) the product of 1.00% multiplied by the outstanding principal balance of all Mortgage Loans on the Distribution Date immediately preceding such anniversary and (iii) the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of the Mortgage Loans in any single five-digit California zip code area with the largest amount of Mortgage Loans by aggregate principal balance as of such anniversary and (B) the greater of (i) the product of 0.50% multiplied by the outstanding principal balance of all Mortgage Loans on the Distribution Date immediately preceding such anniversary multiplied by a fraction, the numerator of which is equal to the aggregate outstanding principal balance (as of the immediately preceding Distribution
Date) of all of the Mortgage Loans secured by Mortgaged Properties located in the State of California divided by the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of all of the Mortgage Loans, expressed as a percentage, and the denominator of which is equal to 29.8% (which percentage is equal to the percentage of Mortgage Loans initially secured by Mortgaged Properties located in the State of California) and (ii) the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of the largest Mortgage Loan secured by a Mortgaged Property (or, with respect to a Cooperative Loan, the related Cooperative Apartment) located in the State of California.

        The Special Hazard Amount may be further reduced by the Master Servicer (including accelerating the manner in which coverage is reduced) provided that prior to any such reduction, the Master Servicer shall (i) obtain written confirmation from each Rating Agency that such reduction shall not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency and (ii) provide a copy of such written confirmation to the Trustee.

        Subordinate Principal Distribution Amount: With respect to any Distribution Date and each Class of Subordinate Certificates, (a) the sum of (i) the product of (x) the related Subordinate Class Percentage for such Class and
(y) the aggregate of the amounts calculated for such Distribution Date under clauses (1), (2) and (3) of Section 4.02(a)(ii)(Y)(A) of this Series Supplement (without giving effect to the Senior Percentage) to the extent not payable to the Senior Certificates; (ii) such Class's pro rata share, based on the Certificate Principal Balance of each Class of Subordinate Certificates then outstanding, of the principal collections described in Section 4.02(a)(ii)(Y)(B)(b) of this Series Supplement (without giving effect to the Senior Accelerated Distribution Percentage) to the extent such collections are not otherwise distributed to the Senior Certificates; (iii) the product of (x) the related Prepayment Distribution Percentage and (y) the aggregate of all Principal Prepayments in Full received in the related Prepayment Period and Curtailments received in the preceding calendar month (other than the related Discount Fraction of such Principal Prepayments in Full and Curtailments with respect to a Discount Mortgage Loan) to the extent not payable to the Senior Certificates; (iv) if such Class is the Class of Subordinate Certificates with the Highest Priority, any Excess Subordinate Principal Amount for such Distribution Date; and (v) any amounts described in clauses (i), (ii) and (iii) as determined for any previous Distribution Date, that remain undistributed to the extent that such amounts are not attributable to Realized Losses which have been allocated to a Class of Subordinate Certificates minus (b) with respect to the Class of Subordinate Certificates with the Lowest Priority, any Excess Subordinate Principal Amount for such Distribution Date; provided, however, that the Subordinate Principal Distribution Amount for any Class of Subordinate Certificates on any Distribution Date shall in no event exceed the outstanding Certificate Principal Balance of such Class of Certificates immediately prior to such date.

        Uncertificated Accrued Interest: With respect to each Distribution Date, as to each Uncertificated REMIC Regular Interest, an amount equal to the aggregate amount of Accrued Certificate Interest that would result under the terms of the definition thereof on each such uncertificated interest, if the Pass-Through Rate on such uncertificated interest were equal to the related Uncertificated Pass-Through Rate and the notional amount of such uncertificated interest were equal to the related Uncertificated Notional Amount, and any reduction in the amount of Accrued Certificate Interest resulting from the allocation of Prepayment Interest Shortfalls, Realized Losses or other amounts to the Class A-V Certificateholders pursuant to Section 4.05 hereof shall be allocated to the Uncertificated REMIC Regular Interests pro rata in accordance with the amount of interest accrued with respect to each related Uncertificated Notional Amount and such Distribution Date.

     Uncertificated Notional Amount: With respect to each Uncertificated REMIC Regular Interest, the aggregate Stated Principal Balance of the related Mortgage Loan.

     Uncertificated Pass-Through Rate: With respect to each Uncertificated REMIC Regular Interest, the related Uncertificated REMIC Regular Interest Pool Strip Rate.

     Uncertificated REMIC Regular Interest Pool Strip Rate: With respect to each Uncertificated REMIC Regular Interest, the Pool Strip Rate for the related Mortgage Loan.

        Uncertificated REMIC Regular Interest Distribution Amount: With respect to any Distribution Date, the sum of the amounts deemed to be distributed on the Uncertificated REMIC Regular Interest for such Distribution Date pursuant to
Section 10.04(a).

        Uncertificated REMIC Regular Interests: The 513 uncertificated partial undivided beneficial ownership interests in the Trust Fund, each relating to a Mortgage Loan with a Net Mortgage Rate in excess of 6.25%, each having no principal balance and each bearing interest at the respective Uncertificated Pass-Through Rate on the respective Uncertificated Notional Amount.

        Underwriter:  Goldman, Sachs & Co.

        Section 1.02  Use of Words and Phrases.

        "Herein," "hereby," "hereunder," "hereof," "hereinbefore," "hereinafter" and other equivalent words refer to the Pooling and Servicing Agreement as a whole. All references herein to Articles,

Sections or Subsections shall mean the corresponding Articles, Sections and Subsections in the Pooling and Servicing Agreement. The definitions set forth herein include both the singular and the plural.

                                   ARTICLE II

                          CONVEYANCE OF MORTGAGE LOANS;
                        ORIGINAL ISSUANCE OF CERTIFICATES

          Section 2.01 Conveyance of Mortgage Loans. (See Section 2.01 of the Standard Terms)

          Section 2.02 Acceptance by Trustee. (See Section 2.02 of the Standard Terms)

          Section 2.03 Representations, Warranties and Covenants of the Master Servicer and the Company.

               (a) For representations, warranties and covenants of the Master Servicer, see Section 2.03(a) of the Standard Terms.

               (b) The Company hereby represents and warrants to the Trustee for the benefit of Certificateholders that as of the Closing Date (or, if otherwise specified below, as of the date so specified):

                      (i) No Mortgage Loan is 30 or more days Delinquent in
               payment of principal and interest as of the Cut-off Date and no Mortgage Loan has been so Delinquent more than once in the 12-month period prior to the Cut-off Date;

                      (ii) The information set forth in Exhibit One hereto with
               respect to each Mortgage Loan or the Mortgage Loans, as the case may be, is true and correct in all material respects at the date or dates respecting which such information is furnished;

                      (iii) The Mortgage Loans are fully-amortizing, fixed-rate
               mortgage loans with level Monthly Payments due on the first day of each month and terms to maturity at origination or modification of not more than 15 years;

                      (iv) To the best of the Company's knowledge, if a Mortgage
               Loan is secured by a Mortgaged Property with a Loan-to-Value Ratio at origination in excess of 80%, such Mortgage Loan is the subject of a Primary Insurance Policy that insures that (a) at least 25% of the Stated Principal Balance of the Mortgage Loan at origination if the Loan-to-Value Ratio is between 95.00% and 90.01%, (b) at least 12% of such balance if the Loan-to-Value Ratio is between 90.00% and 85.01%, and (c) at least 6% of such balance if the Loan-to-Value Ratio is between 85.00% and 80.01%. To the best of the Company's knowledge, each such Primary Insurance Policy is in full force and effect and the Trustee is entitled to the benefits thereunder.


                      (v) The issuers of the Primary Insurance Policies are
               insurance companies whose claims-paying abilities are currently acceptable to each Rating Agency;

                      (vi) No more than 1.1% of the Mortgage Loans by aggregate
               Stated Principal Balance as of the Cut-off Date are secured by Mortgaged Properties located in any one zip code area in California and no more than 1.0% of the Mortgage Loans by aggregate Stated Principal Balance as of the Cut-off Date are secured by Mortgaged Properties located in any one zip code area outside California;

                      (vii) The improvements upon the Mortgaged Properties are
               insured against loss by fire and other hazards as required by the Program Guide, including flood insurance if required under the National Flood Insurance Act of 1968, as amended. The Mortgage requires the Mortgagor to maintain such casualty insurance at the Mortgagor's expense, and on the Mortgagor's failure to do so, authorizes the holder of the Mortgage to obtain and maintain such insurance at the Mortgagor's expense and to seek reimbursement therefor from the Mortgagor;

                      (viii) Immediately prior to the assignment of the Mortgage
               Loans to the Trustee, the Company had good title to, and was the sole owner of, each Mortgage Loan free and clear of any pledge, lien, encumbrance or security interest (other than rights to servicing and related compensation) and such assignment validly transfers ownership of the Mortgage Loans to the Trustee free and clear of any pledge, lien, encumbrance or security interest;

               (ix) 14.80% of the Mortgage Loans were underwritten under a reduced loan documentation program;

                      (x) Each Mortgagor represented in its loan application
               with respect to the related Mortgage Loan that the Mortgaged Property would be owner-occupied and therefore would not be an investor property as of the date of origination of such Mortgage Loan. No Mortgagor is a corporation or a partnership;

               (xi) None of the Mortgage Loans are Buydown Mortgage Loans;

                      (xii) Each Mortgage Loan constitutes a qualified mortgage
               under Section 860G(a)(3)(A) of the Code and Treasury Regulations
               Section 1.860G-2(a)(1);

                      (xiii) A policy of title insurance was effective as of the closing of each Mortgage Loan and is valid and binding and remains in full force and effect, unless the Mortgaged Properties are located in the State of Iowa and an attorney's certificate has been provided as described in the Program Guide;

                      (xiv)  None of the Mortgage Loans are Cooperative Loans;

                      (xv) With respect to each Mortgage Loan originated under a
               "streamlined" Mortgage Loan program (through which no new or updated appraisals of Mortgaged Properties are obtained in connection with the refinancing thereof), the related Seller has represented that either (a) the value of the related Mortgaged Property as of the date the Mortgage Loan was originated was not less than the appraised value of such property at the time of origination of the refinanced Mortgage Loan or (b) the Loan- to-Value Ratio of the Mortgage Loan as of the date of origination of the Mortgage Loan generally meets the Company's underwriting guidelines;

               (xvi) Interest on each Mortgage Loan is calculated on the basis of a 360-day year consisting of twelve 30-day months; and

               (xvii) None of the Mortgage Loans contains in the related Mortgage File a Destroyed Mortgage Note.


It is understood and agreed that the representations and warranties set forth in this Section 2.03(b) shall survive delivery of the respective Mortgage Files to the Trustee or any Custodian.

        Upon discovery by any of the Company, the Master Servicer, the Trustee or any Custodian of a breach of any of the representations and warranties set forth in this Section 2.03(b) that materially and adversely affects the interests of the Certificateholders in any Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement); provided, however, that in the event of a breach of the representation and warranty set forth in Section 2.03(b)(xii), the party discovering such breach shall give such notice within five days of discovery. Within 90 days of its discovery or its receipt of notice of breach, the Company shall either (i) cure such breach in all material respects or (ii) purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02; provided that the Company shall have the option to substitute a Qualified Substitute Mortgage Loan or Loans for such Mortgage Loan if such substitution occurs within two years following the Closing Date; provided that if the omission or defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure or repurchase must occur within 90 days from the date such breach was discovered. Any such substitution shall be effected by the Company under the same terms and conditions as provided in
Section 2.04 for substitutions by Residential Funding. It is understood and agreed that the obligation of the Company to cure such breach or to so purchase or substitute for any Mortgage Loan as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to the Certificateholders or the Trustee on behalf of the Certificateholders. Notwithstanding the foregoing, the Company shall not be required to cure breaches or purchase or substitute for Mortgage Loans as provided in this
Section 2.03(b) if the substance of the breach of a representation set forth above also constitutes fraud in the origination of the Mortgage Loan.

          Section 2.04  Representations and Warranties of Sellers.  (See Section
               2.04 of the Standard Terms)

        Section 2.05  Execution and Authentication of Certificates.

        The Trustee acknowledges the assignment to it of the Mortgage Loans and the delivery of the Mortgage Files to it, or any Custodian on its behalf, subject to any exceptions noted, together with the assignment to it of all other assets included in the Trust Fund, receipt of which is hereby acknowledged. Concurrently with such delivery and in exchange therefor, the Trustee, pursuant to the written request of the Company executed by an officer of the Company has executed and caused to be authenticated and delivered to or upon the order of the Company the Certificates in authorized denominations which evidence ownership of the entire Trust Fund.

                                   ARTICLE III

                          ADMINISTRATION AND SERVICING
                                OF MORTGAGE LOANS
                     (SEE ARTICLE III OF THE STANDARD TERMS)

                                   ARTICLE IV

                         PAYMENTS TO CERTIFICATEHOLDERS

          Section 4.01 Certificate Account. (See Section 4.01 of the Standard Terms)

        Section 4.02  Distributions.

               (a) On each Distribution Date (x) the Master Servicer on behalf of the Trustee or (y) the Paying Agent appointed by the Trustee, shall distribute to the Master Servicer, in the case of a distribution pursuant to Section 4.02(a)(iii) below, the amount required to be distributed to the Master Servicer or a Sub-Servicer pursuant to Section 4.02(a)(iii) below, and to each Certificateholder of record on the next preceding Record Date (other than as provided in Section 9.01 respecting the final distribution) either in immediately available funds (by wire transfer or otherwise) to the account of such Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder has so notified the Master Servicer or the Paying Agent, as the case may be, or, if such Certificateholder has not so notified the Master Servicer or the Paying Agent by the Record Date, by check mailed to such Certificateholder at the address of such Holder appearing in the Certificate Register such Certificateholder's share (which share (A) with respect to each Class of Certificates (other than any Subclass of the Class A-V Certificates), shall be based on the aggregate of the Percentage Interests represented by Certificates of the applicable Class held by such Holder or (B) with respect to any Subclass of the Class A-V Certificates, shall be equal to the amount (if any) distributed pursuant to Section 4.02(a)(i) below to each Holder of a Subclass thereof) of the following amounts, in the following order of priority (subject to the provisions of Section 4.02(b) below), in each case to the extent of the Available Distribution Amount:

                      (i) to the Senior Certificates (other than the Principal
               Only Certificates) on a pro rata basis based on Accrued Certificate Interest payable on such Certificates with respect to such Distribution Date, Accrued Certificate Interest on such Classes of Certificates (or Subclasses, if any, with respect to the Class A-V Certificates) for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date except as provided in the last paragraph of this Section 4.02(a) (the "Senior Interest Distribution Amount"); and

                      (ii) (X) to the Class A-P Certificates, the Class A-P
               Principal Distribution Amount (as defined in Section 4.02(b)(i) herein); and

                             (Y) to the Senior Certificates (other than the
               Class A-P Certificates), in the priorities and amounts set forth in Section 4.02(b)(ii) through (e), the sum of the following (applied to reduce the Certificate Principal Balances of such Senior Certificates, as applicable):

                             (A) the Senior Percentage for such Distribution
                      Date times the sum of the following:

                                    (1) the principal portion of each Monthly
                             Payment due during the related Due Period on each Outstanding Mortgage Loan (other than the related Discount Fraction of the principal portion of such payment with respect to a Discount Mortgage Loan), whether or not received on or prior to the related Determination Date, minus the principal portion of any Debt Service Reduction (other than the related Discount Fraction of the principal portion of such Debt Service Reductions with respect to each Discount Mortgage Loan) which together with other Bankruptcy Losses exceeds the Bankruptcy Amount;

                                    (2) the Stated Principal Balance of any
                             Mortgage Loan repurchased during the preceding calendar month (or deemed to have been so repurchased in accordance with Section 3.07(b) of the Standard Terms) pursuant to Sections 2.02, 2.04 or 4.07 of the Standard Terms and Section 2.03 of the Standard Terms and this Series Supplement, and the amount of any shortfall deposited in the Custodial Account in connection with the substitution of a Deleted Mortgage Loan pursuant to
                             Section 2.04 of the Standard Terms or Section 2.03 of the Standard Terms and this Series Supplement, during the preceding calendar month (other than the related Discount Fraction of such Stated Principal Balance or shortfall with respect to each Discount Mortgage Loan); and

                                    (3) the principal portion of all other
                             unscheduled collections (other than Principal Prepayments in Full and Curtailments and amounts received in connection with a Cash Liquidation or REO Disposition of a Mortgage Loan described in
                             Section 4.02(a)(ii)(Y)(B) of this Series
                             Supplement, including without limitation Insurance Proceeds, Liquidation Proceeds and REO Proceeds) received during the preceding calendar month (or deemed to have been so received in accordance with
                             Section 3.07(b) of the Standard Terms) to the extent applied by the Master Servicer as recoveries of principal of the related Mortgage Loan pursuant to Section 3.14 of the Standard Terms (other than the related Discount Fraction of the principal portion of such unscheduled collections, with respect to each Discount Mortgage Loan);

                             (B) with respect to each Mortgage Loan for which a
                      Cash Liquidation or a REO Disposition occurred during the preceding calendar month (or was deemed to have occurred during such period in accordance with Section 3.07(b) of the Standard Terms) and did not result in any Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses, an amount equal to the lesser of (a) the Senior Percentage for such Distribution Date times the Stated Principal Balance of such Mortgage Loan (other than the related Discount Fraction of such Stated Principal Balance, with respect to each Discount Mortgage Loan) and (b) the Senior Accelerated Distribution Percentage for such Distribution Date times the related unscheduled collections (including without limitation Insurance Proceeds, Liquidation Proceeds and REO Proceeds) to the extent applied by the Master Servicer as recoveries of principal of the related Mortgage Loan pursuant to Section 3.14 of the Standard Terms (in each case other than the portion of such unscheduled collections, with respect to a Discount Mortgage Loan, included in Section 4.02(b)(i)(C) of this Series Supplement);

                             (C) the Senior Accelerated Distribution Percentage
                      for such Distribution Date times the aggregate of all Principal Prepayments in Full received in the related Prepayment Period and Curtailments received in the preceding calendar month (other than the related Discount Fraction of such Principal Prepayments in Full and Curtailments, with respect to each Discount Mortgage
                      Loan);

                         (D) any Excess  Subordinate  Principal  Amount for such
                    Distribution Date; and

                             (E) any amounts described in subsection (ii)(Y),
                      clauses (A), (B) and (C) of this Section 4.02(a), as determined for any previous Distribution Date, which remain unpaid after application of amounts previously distributed pursuant to this clause (E) to the extent that such amounts are not attributable to Realized Losses which have been allocated to the Subordinate Certificates;

                      (iii) if the Certificate Principal Balances of the
               Subordinate Certificates have not been reduced to zero, to the Master Servicer or a Sub-Servicer, by remitting for deposit to the Custodial Account, to the extent of and in reimbursement for any Advances or Sub-Servicer Advances previously made with respect to any Mortgage Loan or REO Property which remain unreimbursed in whole or in part following the Cash Liquidation or REO Disposition of such Mortgage Loan or REO Property, minus any such Advances that were made with respect to delinquencies that ultimately constituted Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses;

                      (iv) to the Holders of the Class M-1 Certificates, the
               Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

                      (v) to the Holders of the Class M-1 Certificates, an
               amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date, minus
               (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(vii), (ix), (xi), (xiii), (xiv) and (xv) of this Series Supplement are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class M-1 Certificates;

                      (vi) to the Holders of the Class M-2 Certificates, the
               Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

                      (vii) to the Holders of the Class M-2 Certificates, an
               amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date, minus
               (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(ix), (xi), (xiii), (xiv) and
               (xv) of this Series Supplement are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class M-2 Certificates;

                      (viii) to the Holders of the Class M-3 Certificates, the
               Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

                      (ix) to the Holders of the Class M-3 Certificates, an
               amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date minus
               (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(xi), (xiii), (xiv) and (xv) of this Series Supplement are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class M-3 Certificates;

                      (x) to the Holders of the Class B-1 Certificates, the
               Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

                      (xi) to the Holders of the Class B-1 Certificates, an
               amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date minus
               (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(xiii), (xiv) and (xv) of this Series Supplement are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class B-1 Certificates;

                      (xii) to the Holders of the Class B-2 Certificates, the
               Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

                      (xiii) to the Holders of the Class B-2 Certificates, an
               amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date minus
               (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(xiv) and (xv) of this Series Supplement are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class B-2 Certificates;

                      (xiv) to the Holders of the Class B-3 Certificates, an
               amount equal to (x) the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below, minus (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Section 4.02(a) (xv) of this Series Supplement are insufficient therefor;

                      (xv) to the Holders of the Class B-3 Certificates, an
               amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date minus
               (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates applied in reduction of the Certificate Principal Balance of the Class B-3 Certificates;

                      (xvi) to the Senior Certificates, in the priority set
               forth in Section 4.02(b) of this Series Supplement, the portion, if any, of the Available Distribution Amount remaining after the foregoing distributions, applied to reduce the Certificate Principal Balances of such Senior Certificates, but in no event more than the aggregate of the outstanding Certificate Principal Balances of each such Class of Senior Certificates, and thereafter, to each Class of Subordinate Certificates then outstanding beginning with such Class with the Highest Priority, any portion of the Available Distribution Amount remaining after the Senior Certificates have been retired, applied to reduce the Certificate Principal Balance of each such Class of Subordinate Certificates, but in no event more than the outstanding Certificate Principal Balance of each such Class of Subordinate Certificates; and

                    (xvii) to the Class R Certificates,  the balance, if any, of the Available Distribution Amount.

        Notwithstanding the foregoing, on any Distribution Date, with respect to the Class of Subordinate Certificates outstanding on such Distribution Date with the Lowest Priority, or in the event the Subordinate Certificates are no longer outstanding, the Senior Certificates, Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date will be distributable only to the extent that such unpaid Accrued Certificate Interest was attributable to interest shortfalls relating to the failure of the Master Servicer to make any required Advance, or the determination by the Master Servicer that any proposed Advance would be a Nonrecoverable Advance with respect to the related Mortgage Loan where such Mortgage Loan has not yet been the subject of a Cash Liquidation or REO Disposition or the related Liquidation Proceeds, Insurance Proceeds and REO Proceeds have not yet been distributed to the Certificateholders.

               (b) Distributions of principal on the Senior Certificates on each Distribution Date occurring prior to the Credit Support Depletion Date will be made as follows:

                      (i) to the Class A-P Certificates, until the Certificate
               Principal Balance thereof is reduced to zero, an amount (the "Class A-P Principal Distribution Amount") equal to the aggregate of:

                             (A) the related Discount Fraction of the principal
                      portion of each Monthly Payment on each Discount Mortgage Loan due during the related Due Period, whether or not received on or prior to the related Determination Date, minus the Discount Fraction of the principal portion of any related Debt Service Reduction which together with other Bankruptcy Losses exceeds the Bankruptcy Amount;

                             (B) the related Discount Fraction of the principal
                      portion of all unscheduled collections on each Discount Mortgage Loan received during the preceding calendar month or, in the case of Principal Prepayments in Full, during the related Prepayment Period (other than amounts received in connection with a Cash Liquidation or REO Disposition of a Discount Mortgage Loan described in clause (C) below), including Principal Prepayments in Full, Curtailments and repurchases (including deemed repurchases under Section 3.07(b) of the Standard Terms) of Discount Mortgage Loans (or, in the case of a substitution of a Deleted Mortgage Loan, the Discount Fraction of the amount of any shortfall deposited in the Custodial Account in connection with such substitution);

                             (C) in connection with the Cash Liquidation or REO
                      Disposition of a Discount Mortgage Loan that did not result in any Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses, an amount equal to the lesser of (1) the applicable Discount Fraction of the Stated Principal Balance of such Discount Mortgage Loan immediately prior to such Distribution Date and (2) the aggregate amount of the collections on such Discount Mortgage Loan to the extent applied as recoveries of principal;

                             (D) any amounts allocable to principal for any
                      previous Distribution Date (calculated pursuant to clauses
                      (A) through (C) above) that remain undistributed; and

                             (E) the amount of any Class A-P Collection
                      Shortfalls for such Distribution Date and the amount of any Class A-P Collection Shortfalls remaining unpaid for all previous Distribution Dates, but only to the extent of the Eligible Funds for such Distribution Date;

                      (ii) the Senior Principal Distribution Amount shall be
               distributed to the Class R Certificates, until the Certificate Principal Balance thereof has been reduced to zero; and

                      (iii) the balance of the Senior Principal Distribution
               Amount remaining after the distribution, if any, described in clause (ii) above shall be distributed, concurrently on a pro rata basis, to the Class A-1, Class A-2 and Class A-3 Certificates, in accordance with the respective aggregate outstanding Certificate Principal Balances of such class of certificates, until the Certificate Principal Balances thereof have been reduced to zero.

        (c) On or after the Credit Support Depletion Date, all priorities relating to distributions as described in Section 4.02(b) above in respect of principal among the various classes of Senior Certificates (other than the Class A-P Certificates) will be disregarded, and (i) an amount equal to the Discount Fraction of the principal portion of scheduled payments and unscheduled collections received or advanced in respect of the Discount Mortgage Loans will be distributed to the Class A-P Certificates, (ii) the Senior Principal Distribution Amount will be distributed to the remaining Senior Certificates (other than the Class A-P Certificates) pro rata in accordance with their respective outstanding Certificate Principal Balances, and (iii) the amount set forth in Section 4.02(a)(i) will be distributed as set forth therein.

               (d) After the reduction of the Certificate Principal Balances of the Senior Certificates (other than the Class A-P Certificates) to zero but prior to the Credit Support Depletion Date, the Senior Certificates (other than the Class A-P Certificates) will be entitled to no further distributions of principal thereon and the Available Distribution Amount will be paid solely to the holders of the Class A-P Certificates, Class A-V Certificates, Class M Certificates and Class B Certificates, in each case as described herein.

               (e) In addition to the foregoing distributions, with respect to any Mortgage Loan that was previously the subject of a Cash Liquidation or an REO Disposition that resulted in a Realized Loss, in the event that within two years of the date on which such Realized Loss was determined to have occurred the Master Servicer receives amounts, which the Master Servicer reasonably believes to represent subsequent recoveries (net of any related liquidation expenses), or determines that it holds surplus amounts previously reserved to cover estimated expenses, specifically related to such Mortgage Loan (including, but not limited to, recoveries in respect of the representations and warranties made by the related Seller pursuant to the applicable Seller's Agreement and assigned to the Trustee pursuant to Section 2.04), the Master Servicer shall distribute such amounts to the applicable Certificateholders of the Class or Classes to which such Realized Loss was allocated (with the amounts to be distributed allocated among such Classes in the same proportions as such Realized Loss was allocated), and within each such Class to the Certificateholders of record as of the Record Date immediately preceding the date of such distribution (or if such Class of Certificates is no longer outstanding, to the Certificateholders of record at the time that such Realized Loss was allocated); provided that no such distribution to any Class of Certificates of subsequent recoveries related to a Mortgage Loan shall exceed, either individually or in the aggregate and together with any other amounts paid in reimbursement therefor, the amount of the related Realized Loss that was allocated to such Class of Certificates. Notwithstanding the foregoing, no such distribution shall be made with respect to the Certificates of any Class to the extent that either (i) such Class was protected against the related Realized Loss pursuant to any instrument or fund established under Section 11.01(e) or (ii) such Class of Certificates has been deposited into a separate trust fund or other structuring vehicle and separate certificates or other instruments representing interests therein have been issued in one or more classes, and any of such separate certificates or other instruments were protected against the related Realized Loss pursuant to any limited guaranty, payment obligation, irrevocable letter of credit, surety bond, insurance policy or similar instrument or a reserve fund, or a combination thereof. Any amount to be so distributed with respect to the Certificates of any Class shall be distributed by the Master Servicer to the Certificateholders of record as of the Record Date immediately preceding the date of such distribution (i) with respect to the Certificates of any Class (other than the Class A-V Certificates), on a pro rata basis based on the Percentage Interest represented by each Certificate of such Class as of such Record Date and (ii) with respect to the Class A-V Certificates, to the Class A-V Certificates or any Subclass thereof in the same proportion as the related Realized Loss was allocated. Any amounts to be so distributed shall not be remitted to or distributed from the Trust Fund, and shall constitute subsequent recoveries with respect to Mortgage Loans that are no longer assets of the Trust Fund.

               (f) Each distribution with respect to a Book-Entry Certificate shall be paid to the Depository, as Holder thereof, and the Depository shall be solely responsible for crediting the amount of such distribution to the accounts of its Depository Participants in accordance with its normal procedures. Each Depository Participant shall be responsible for disbursing such distribution to the Certificate Owners that it represents and to each indirect participating brokerage firm (a "brokerage firm") for which it acts as agent. Each brokerage firm shall be responsible for disbursing funds to the Certificate Owners that it represents. None of the Trustee, the Certificate Registrar, the Company or the Master Servicer shall have any responsibility therefor.

               (g) Except as otherwise provided in Section 9.01, if the Master Servicer anticipates that a final distribution with respect to any Class of Certificates will be made on the next Distribution Date, the Master Servicer shall, no later than the Determination Date in the month of such final distribution, notify the Trustee and the Trustee shall, no later than two (2) Business Days after such Determination Date, mail on such date to each Holder of such Class of Certificates a notice to the effect that: (i) the Trustee anticipates that the final distribution with respect to such Class of Certificates will be made on such Distribution Date but only upon presentation and surrender of such Certificates at the office of the Trustee or as otherwise specified therein, and (ii) no interest shall accrue on such Certificates from and after the end of the related Interest Accrual Period. In the event that Certificateholders required to surrender their Certificates pursuant to
        Section 9.01(c) do not surrender their Certificates for final cancellation, the Trustee shall cause funds distributable with respect to such Certificates to be withdrawn from the Certificate Account and credited to a separate escrow account for the benefit of such Certificateholders as provided in Section 9.01(d).

        Section 4.03 Statements to Certificateholders (See Section 4.03(a) through (d) of the Standard Terms) and Exhibit Three attached hereto.

        (e) The Trustee will make the reports referred to in this Section 4.03 (and, at its option, any additional files containing the same information in an alternative format) available each month to Certificateholders and other parties to the Agreement via the Trustee's website, which is presently located at www.abs.bankone.com. Persons that are unable to use the above website are entitled to have a paper copy mailed to them via first class mail by calling the Trustee at (800) 524-9472. The Trustee shall have the right to change the way the reports referred to in this Section 4.03 are distributed in order to make such distribution more convenient and/or more accessible to the above parties and to the Certificateholders. The Trustee shall provide timely and adequate notification to all the parties mentioned above and to the Certificateholders regarding any such change.

          Section 4.04 Distribution of Reports to the Trustee and the Company; Advances by the Master Servicer. (See Section 4.04 of the Standard Terms)

        Section 4.05  Allocation of Realized Losses.

        Prior to each Distribution Date, the Master Servicer shall determine the total amount of Realized Losses, if any, that resulted from any Cash Liquidation, Servicing Modification, Debt Service Reduction, Deficient Valuation or REO Disposition that occurred during the related Prepayment Period or, in the case of a Servicing Modification that constitutes a reduction of the interest rate on a Mortgage Loan, the amount of the reduction in the interest portion of the Monthly Payment due during the related Due Period. The amount of each Realized Loss shall be evidenced by an Officers' Certificate. All Realized Losses, other than Excess Special Hazard Losses, Extraordinary Losses, Excess Bankruptcy Losses or Excess Fraud Losses, shall be allocated as follows: first, to the Class B-3 Certificates until the Certificate Principal Balance thereof has been reduced to zero; second, to the Class B-2 Certificates until the Certificate Principal Balance thereof has been reduced to zero; third, to the Class B-1 Certificates until the Certificate Principal Balance thereof has been reduced to zero; fourth, to the Class M-3 Certificates until the Certificate Principal Balance thereof has been reduced to zero; fifth, to the Class M-2 Certificates until the Certificate Principal Balance thereof has been reduced to zero; sixth, to the Class M-1 Certificates until the Certificate Principal Balance thereof has been reduced to zero; and, thereafter, if any such Realized Losses are on a Discount Mortgage Loan, to the Class A-P Certificates in an amount equal to the Discount Fraction of the principal portion thereof until the Certificate Principal Balance thereof has been reduced to zero, and the remainder of such Realized Losses on the Discount Mortgage Loans and the entire amount of such Realized Losses on Non-Discount Mortgage Loans will be allocated among all the Senior Certificates (other than the Class A-P Certificates) on a pro rata basis, as described below. Any Excess Special Hazard Losses, Excess Bankruptcy Losses, Excess Fraud Losses, Extraordinary Losses on Non-Discount Mortgage Loans will be allocated among the Senior Certificates (other than the Class A-P Certificates) and Subordinate Certificates, on a pro rata basis, as described below. The principal portion of such Realized Losses on the Discount Mortgage Loans will be allocated to the Class A-P Certificates in an amount equal to the Discount Fraction thereof and the remainder of such Realized Losses on the Discount Mortgage Loans and the entire amount of such Realized Losses on Non-Discount Mortgage Loans will be allocated among the Senior Certificates (other than the Class A-P Certificates) and Subordinate Certificates, on a pro rata basis, as described below.

        As used herein, an allocation of a Realized Loss on a "pro rata basis" among two or more specified Classes of Certificates means an allocation on a pro rata basis, among the various Classes so specified, to each such Class of Certificates on the basis of their then outstanding Certificate Principal Balances prior to giving effect to distributions to be made on such Distribution Date in the case of the principal portion of a Realized Loss or based on the Accrued Certificate Interest thereon payable on such Distribution Date (without regard to any Compensating Interest for such Distribution Date) in the case of an interest portion of a Realized Loss. Except as provided in the following sentence, any allocation of the principal portion of Realized Losses (other than Debt Service Reductions) to a Class of Certificates shall be made by reducing the Certificate Principal Balance thereof by the amount so allocated, which allocation shall be deemed to have occurred on such Distribution Date. Any allocation of the principal portion of Realized Losses (other than Debt Service Reductions) to the Subordinate Certificates then outstanding with the Lowest Priority shall be made by operation of the definition of "Certificate Principal Balance" and by operation of the provisions of Section 4.02(a). Allocations of the interest portions of Realized Losses shall be made in proportion to the amount of Accrued Certificate Interest and by operation of the definition of "Accrued Certificate Interest" and by operation of the provisions of Section 4.02(a). Allocations of the principal portion of Debt Service Reductions shall be made by operation of the provisions of Section 4.02(a). All Realized Losses and all other losses allocated to a Class of Certificates hereunder will be allocated among the Certificates of such Class in proportion to the Percentage Interests evidenced thereby; provided that if any Subclasses of the Class A-V Certificates have been issued pursuant to Section 5.01(c), such Realized Losses and other losses allocated to the Class A-V Certificates shall be allocated among such Subclasses in proportion to the respective amounts of Accrued Certificate Interest payable on such Distribution Date that would have resulted absent such reductions.

          Section 4.06 Reports of Foreclosures and Abandonment of Mortgaged Property. (See Section 4.06 of the Standard Terms)

          Section 4.07  Optional  Purchase of  Defaulted  Mortgage  Loans.  (See
               Section 4.07 of the Standard Terms)

                                          ARTICLE V

                                THE CERTIFICATES

          Section 5.01.  The  Certificates.  (See  Section  5.01 of the Standard
               Terms)

          Section 5.02. Registration of Transfer and Exchange of Certificates.

          (a) - (e)(iii)(A). (See Section 5.02(a) - (e)(iii)(A) of the Standard Terms)

               (B) Any purported Certificate Owner whose acquisition or holding of any Class M Certificate (or interest therein) was effected in violation of the restrictions of this Section 5.02(e) shall indemnify and hold harmless the Company, the Trustee, the Master Servicer, any Subservicer, the Underwriter and the Trust Fund from and against any and all liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition or holding.

               (f) - (h).  (See Section 5.02(f) - (h) of the Standard Terms)

          Section 5.03. Mutilated,  Destroyed, Lost or Stolen Certificates. (See
               Section 5.03 of the Standard Terms)

          Section 5.04. Persons Deemed Owners. (See Section 5.04 of the Standard Terms)

          Section 5.05. Appointment of Paying Agent. (See Section 5.05 of the Standard Terms)

                                   ARTICLE VI

                       THE COMPANY AND THE MASTER SERVICER
                     (SEE ARTICLE VI OF THE STANDARD TERMS)

                                   ARTICLE VII

                                     DEFAULT
                     (SEE ARTICLE VII OF THE STANDARD TERMS)

                                  ARTICLE VIII

                             CONCERNING THE TRUSTEE
                    (SEE ARTICLE VIII OF THE STANDARD TERMS)

                                   ARTICLE IX

                                   TERMINATION
                     (SEE ARTICLE IX OF THE STANDARD TERMS)

                                    ARTICLE X

                                REMIC PROVISIONS

          Section 10.01 REMIC Administration. (See Section 10.01 of the Standard Terms)

          Section  10.02  Master  Servicer;   REMIC  Administrator  and  Trustee
               Indemnification. (See Section 10.02 of the Standard Terms)

        Section 10.03 Designation of REMIC(s).

        The REMIC Administrator will make an election to treat the entire segregated pool of assets described in the definition of Trust Fund, and subject to this Agreement (including the Mortgage Loans but excluding the Initial Monthly Payment Fund) as a REMIC for federal income tax purposes.

        The Class A-1, Class A-2, Class A-3, Class A-P, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates and the rights in and to which will be represented by the Class A-V Certificates, will be "regular interests" in the REMIC, and the Class R Certificates will be the sole class of "residual interests" therein for purposes of the REMIC Provisions (as defined in the Standard Terms) under federal income tax law. On and after the date of issuance of any Subclass of Class A-V Certificates pursuant to Section 5.01(c) of the Standard Terms, any such Subclass will represent the Uncertificated Class A-V REMIC Regular Interest or Interests specified by the initial Holder of the Class A-V Certificates pursuant to said Section.

          Section 10.04 Distributions on the Uncertificated REMIC Regular Interests.

        (a) On each Distribution Date the Trustee shall be deemed to distribute to itself, as the holder of the Uncertificated REMIC Regular Interests, Uncertificated Accrued Interest on the Uncertificated REMIC Regular Interests for such Distribution Date, plus any Uncertificated Accrued Interest thereon remaining unpaid from any previous Distribution Date.

        (b) In determining from time to time the Uncertificated REMIC Regular Interest Distribution Amounts, Realized Losses allocated to the Class A-V Certificates under Section 4.05 shall be deemed allocated to Uncertificated REMIC Regular Interests on a pro rata basis based on the Uncertificated Accrued Interest for the related Distribution Date.

        (c) On each Distribution Date, the Trustee shall be deemed to distribute from the Trust Fund, in the priority set forth in Section 4.02(a), to the Class A-V Certificates, the amounts distributable thereon from the Uncertificated REMIC Regular Interest Distribution Amounts deemed to have been received by the Trustee from the Trust Fund under this Section 10.04. The amount deemed distributable hereunder with respect to the Class A-V Certificates shall equal 100% of the amounts payable with respect to the Uncertificated REMIC Regular Interests.

        (d) Notwithstanding the deemed distributions on the Uncertificated REMIC Regular Interests described in this Section 10.04, distributions of funds from the Certificate Account shall be made only in accordance with Section 4.02.

        Section 10.05 Compliance with Withholding Requirements.

        Notwithstanding any other provision of this Agreement, the Trustee or any Paying Agent, as applicable, shall comply with all federal withholding requirements respecting payments to Certificateholders, including interest or original interest discount payments or advances thereof that the Trustee or any Paying Agent, as applicable, reasonably believes are applicable under the Code. The consent of Certificateholders shall not be required for such withholding. In the event the Trustee or any Paying Agent, as applicable, does withhold any amount from interest or original issue discount payments or advances thereof to any Certificateholder pursuant to federal withholding requirements, the Trustee or any Paying Agent, as applicable, shall indicate the amount withheld to such Certificateholder pursuant to the terms of such requirements.

                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

          Section 11.01 Amendment. (See Section 11.01 of the Standard Terms)

          Section 11.02  Recordation  of Agreement.  Counterparts.  (See Section
               11.02 of the Standard Terms)

          Section 11.03 Limitation on Rights of Certificateholders. (See Section
               11.03 of the Standard Terms)

          Section 11.04  Governing  Laws.  (See  Section  11.04 of the  Standard
               Terms)

        Section 11.05 Notices. All demands and notices hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid (except for notices to the Trustee which shall be deemed to have been duly given only when received), to the appropriate address for each recipient listed in the table below or, in each case, such other address as may hereafter be furnished in writing to the Master Servicer, the Trustee and the Company, as applicable:


           RECIPIENT                                        Address
                                 8400 Normandale Lake Boulevard
                                 Suite 250, Minneapolis, Minnesota  55437,
Company                          Attention:  President
                                 2255 N. Ontario Street, Suite 400
                                 Burbank, California 91504-2130,
Master Servicer                  Attention:  Managing Director/Master Servicing
                                 Corporate Trust Office
                                 The Trustee designates its offices located at
                                 14 Wall Street, 8th Floor New York, New York
                                 10005, for the purposes of Section 8.12
Trustee                          of the Standard Terms
                                 99 Church Street
Moody's                          New York, New York 10007
                                 55 Water Street
Standard & Poor's                New York, New York 10041



Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

          Section 11.06 Required Notices to Rating Agency and Subservicer.  (See
               Section 11.06 of the Standard Terms)

          Section 11.07 Severability of Provisions. (See Section 11.07 of the Standard Terms)

          Section  11.08  Supplemental  Provisions  for  Resecuritization.  (See
               Section 11.08 of the Standard Terms)

        Section 11.09 Allocation of Voting Rights.

        98.0% of all of the Voting Rights shall be allocated among Holders of Certificates, other than the Class A-V Certificates and Class R Certificates, in proportion to the outstanding Certificate Principal Balances of their respective Certificates; 1% of all Voting Rights shall be allocated among the Holders of the Class A-V Certificates in accordance with their respective Percentage Interests, and 1% of all Voting Rights shall be allocated among the Holders of the Class R Certificates in accordance with their respective Percentage Interests.

                                   ARTICLE XII

                                   [RESERVED]

        IN WITNESS WHEREOF, the Company, the Master Servicer and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized and their respective seals, duly attested, to be hereunto affixed, all as of the day and year first above written.


[Seal]                                          RESIDENTIAL FUNDING MORTGAGE
                                                        SECURITIES I, INC.

Attest:                                         By:
        ---------------------------------------
        Name:  Lisa Lundsten                            Name:  Randy Van Zee
        Title:   Vice President                         Title: Vice President



[Seal]
                                                RESIDENTIAL FUNDING CORPORATION

Attest:                                         By:
        ---------------------------------------
        Name:  Randy Van Zee                            Name:  Lisa Lundsten
        Title:   Director                               Title: Managing Director



[Seal]                                          BANK ONE, NATIONAL ASSOCIATION
                                                                  as Trustee

Attest:
        ---------------------------------------
        Name:                                   By:
                                                   -----------------------------
        Title:                                          Name:  Keith Richardson
                                                        Title: Vice President

STATE OF MINNESOTA              )
                                ) ss.:
COUNTY OF HENNEPIN              )

               On the 27th day of September, 2001 before me, a notary public in and for said State, personally appeared Randy Van Zee, known to me to be a Vice President of Residential Funding Mortgage Securities I, Inc., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

               IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                                    Notary Public

                                                    -----------------

[Notarial Seal]

STATE OF MINNESOTA              )
                                ) ss.:
COUNTY OF HENNEPIN              )

               On the 27th day of September, 2001 before me, a notary public in and for said State, personally appeared Lisa Lundsten, known to me to be a Managing Director of Residential Funding Corporation, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

               IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                                    Notary Public

                                                    ------------------

[Notarial Seal]

STATE OF                        )
                                ) ss.:
COUNTY OF                       )

               On the 27th day of September, 2001 before me, a notary public in and for said State, personally appeared Keith Richardson, known to me to be a Vice President of Bank One, National Association, a national banking association that executed the within instrument, and also known to me to be the person who executed it on behalf of said banking corporation and acknowledged to me that such banking corporation executed the within instrument.

               IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                                    Notary Public

                                                    -------------------


[Notarial Seal]

                                   EXHIBIT ONE
                             MORTGAGE LOAN SCHEDULE
                            (Available Upon Request)

  RUN ON     : 09/20/01           RFC DISCLOSURE SYSTEM       RFFSDFIX-01
  AT         : 08.23.59           FIXED PASSTHRU REPORT       AMORTIZED BALANCE
  SERIES     : RFMSI 2001-S21                                 CUTOFF : 09/01/01
  POOL       : 0004535
             :
             :
  POOL STATUS: F

    RFC LOAN NUMBER                      SUB SERV FEE
    PRINCIPAL BALANCE                    MSTR SERV FEE
    CURR NOTE RATE                       ALL EXP
    RFC NET RATE                         MISC EXP
    NET MTG RATE(INVSTR RATE)            SPREAD
    POST STRIP RATE                      STRIP
  ------------------------------------------------------------------------

      4512086                              .2500
      353,732.89                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      4517056                              .2500
      367,656.44                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      4593564                              .2500
      590,321.59                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      4615845                              .2500
      477,048.54                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      4628888                              .2500
      345,448.05                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      4642341                              .2500
      404,891.30                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700
1



      4716035                              .2500
      531,989.99                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      4722593                              .2500
      514,426.61                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.2500                         .7950

      4733403                              .2500
      324,927.50                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      4738557                              .2500
      427,798.03                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      4749285                              .2500
      357,686.79                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      4753660                              .2500
      118,501.00                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      4777207                              .2500
      362,588.57                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      4788173                              .2500
      538,269.20                          .0300
            5.7500                         .0000
            5.5000                         .0000
            5.4700                         .0000
            5.4700                         .0000
1



      4798356                              .2500
      392,365.89                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      4806888                              .2500
      396,109.28                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      4817931                              .2500
      932,639.30                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      4828184                              .2500
      387,131.07                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      4846207                              .2500
      381,332.27                          .0300
            6.1250                         .0000
            5.8750                         .0000
            5.8450                         .0000
            5.8450                         .0000

      4854907                              .2500
      384,818.81                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      4857016                              .2500
      320,682.35                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      4868297                              .2500
      413,647.48                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450
1



      4870880                              .2500
      442,500.00                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      4882698                              .2500
      197,354.69                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      4887187                              .2500
      695,522.07                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      4889965                              .2500
      990,356.24                          .0800
            6.8500                         .0000
            6.6000                         .0000
            6.5200                         .0000
            6.2500                         .2700

      4903778                              .2500
      130,857.93                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.2500                        1.0450

      4906007                              .2500
      103,008.15                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      4925114                              .2500
      578,755.22                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      4925206                              .2500
      394,685.97                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000
1



      4928103                              .2500
      445,622.95                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      4935907                              .2500
      130,756.79                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      4939525                              .2500
      295,045.67                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      4943633                              .2500
      733,450.38                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            6.0950                         .0000

      4944749                              .2500
      395,926.25                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      4953874                              .2500
      389,382.35                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            6.0950                         .0000

      4956333                              .2500
      647,899.43                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      4963304                              .2500
      360,252.96                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700
1



      4966013                              .2500
      397,335.84                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      4967639                              .2500
      496,766.83                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      4977095                              .2500
      364,838.27                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      4978874                              .2500
      298,080.90                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      4979434                              .2500
      334,951.41                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      4991304                              .2500
      302,096.91                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      4994431                              .2500
      163,955.82                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      4997297                              .2500
      322,932.61                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000
1



      5001494                              .2500
      320,607.43                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      5004041                              .2500
      388,742.60                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      5007869                              .2500
      602,066.57                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      5008431                              .2500
      573,166.11                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      5008801                              .2500
      330,454.33                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.9700                         .0000

      5009093                              .2500
      313,984.41                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      5009541                              .2500
      986,714.89                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      5012779                              .2500
      343,899.66                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950
1



      5013219                              .2500
      472,819.80                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      5016144                              .2500
      148,493.51                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            6.0950                         .0000

      5021080                              .2500
      215,000.00                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      5025813                              .2500
      313,049.34                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      5027395                              .2500
      473,485.04                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      5030176                              .2500
      468,500.99                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      5033631                              .2500
      503,389.37                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      5037164                              .2500
      328,511.97                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000
1



      5037165                              .2500
      297,018.92                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      5037166                              .2500
      373,919.44                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      5039425                              .2500
      442,173.47                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      5039673                              .2500
      468,756.24                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      5045163                              .2500
      368,807.08                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      5046053                              .2500
      230,980.30                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      5052067                              .2500
      598,001.99                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            6.0950                         .0000

      5052806                              .2500
      575,697.73                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450
1



      5055496                              .2500
      390,736.16                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      5055743                              .2500
      433,902.58                          .0300
            6.0000                         .0000
            5.7500                         .0000
            5.7200                         .0000
            5.7200                         .0000

      5057123                              .2500
      318,979.40                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      5059391                              .2500
      523,307.36                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      5060324                              .2500
      348,883.72                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      5061307                              .2500
      348,846.95                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      5062950                              .2500
      962,919.07                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      5064703                              .2500
      396,190.48                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000
1



      5068858                              .2500
       71,338.26                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      5077394                              .2500
      342,745.01                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      5080899                              .2500
      496,766.83                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      5082406                              .2500
      334,916.70                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      5093518                              .2500
      323,974.64                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      5097253                              .2500
      447,288.87                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      5108269                              .2500
      510,419.47                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      5108950                              .2500
      428,628.56                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950
1



      5113482                              .2500
      528,808.03                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      5122798                              .2500
      739,586.96                          .0800
            6.6500                         .0000
            6.4000                         .0000
            6.3200                         .0000
            6.2500                         .0700

      5126943                              .2500
      368,832.67                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      5127871                              .2500
      304,646.28                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      5128191                              .2500
      342,490.62                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      5136067                              .2500
      398,701.83                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      5136921                              .2500
      400,000.00                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      5138052                              .2500
      359,848.64                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950
1



      5138660                              .2500
      397,341.82                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      5138663                              .2500
      358,864.22                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      5139042                              .2500
      347,587.86                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      5142027                              .2500
      128,588.57                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      5142161                              .2500
      617,977.94                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      5146789                              .2500
      619,965.00                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      5148592                              .2500
      400,000.00                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      5148698                              .2500
      299,053.52                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200
1



      5149199                              .2500
      341,407.64                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      5150365                              .2500
       78,003.21                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      5153855                              .2500
      504,000.00                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      5156665                              .2500
      418,645.88                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      5158884                              .2500
      275,000.00                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      5161677                              .2500
      363,200.00                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      5161874                              .2500
      349,894.83                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      5162015                              .2500
      330,596.50                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450
1



      5162830                              .2500
      351,583.79                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      5163594                              .2500
      326,489.02                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      5166275                              .2500
       99,777.27                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      5166489                              .2500
      404,719.09                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      5166665                              .2500
      561,304.85                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      5166703                              .2500
      340,977.76                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      5166832                              .2500
      496,420.16                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      5168369                              .2500
      643,261.20                          .0300
            6.0000                         .0000
            5.7500                         .0000
            5.7200                         .0000
            5.7200                         .0000
1



      5168952                              .2500
      441,462.11                          .0300
            6.1250                         .0000
            5.8750                         .0000
            5.8450                         .0000
            5.8450                         .0000

      5170061                              .2500
      378,801.12                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      5170176                              .2500
      697,522.48                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      5170305                              .2500
      546,443.51                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      5171197                              .2500
      638,512.52                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      5173514                              .5000
      315,944.78                          .0800
            7.0000                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      5173525                              .3750
      248,299.80                          .0800
            6.8750                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      5173527                              .5000
      198,734.34                          .0800
            7.0000                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700
1



      5173529                              .2500
      307,995.44                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      5173530                              .2500
      148,628.91                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      5173531                              .2500
      390,458.73                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      5173533                              .7500
      114,295.54                          .0800
            7.3750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      5173534                              .3750
      456,361.84                          .0800
            6.8750                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      5173541                              .5000
      273,259.72                          .0800
            7.0000                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      5173542                              .5000
      219,305.90                          .0800
            7.0000                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      5173775                              .2500
      380,026.63                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700
1



      5173780                              .5000
      152,930.30                          .0800
            7.1250                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      5173808                              .5000
      342,814.39                          .0800
            7.0000                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      5173812                              .2500
      367,555.53                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      5173819                              .2500
      357,472.19                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      5173821                              .5000
      309,272.87                          .0800
            7.2500                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      5173829                              .2500
      335,753.73                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      5174160                              .2500
      398,225.84                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      5174218                              .2500
      393,339.42                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000
1



      5175452                              .2500
      334,500.00                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      5176198                              .2500
      338,883.72                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      5176207                              .2500
      389,683.94                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.9700                         .0000

      5176217                              .2500
      527,312.82                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      5176491                              .2500
      346,519.37                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      5176868                              .2500
       70,768.60                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      5178663                              .2500
      330,000.00                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      5180178                              .2500
      388,000.00                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700
1



      5182168                              .2500
      309,627.96                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      5182792                              .2500
      330,929.60                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      5182977                              .2500
      344,768.35                          .0300
            6.0000                         .0000
            5.7500                         .0000
            5.7200                         .0000
            5.7200                         .0000

      5183237                              .2500
      385,281.73                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      5184971                              .2500
      142,997.42                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      5184984                              .2500
      367,311.92                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      5185016                              .2500
      316,974.74                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      5185088                              .2500
      314,981.19                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700
1



      5191068                              .2500
      300,000.00                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      5191570                              .2500
      353,855.45                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      5193185                              .2500
       49,847.33                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.2500                         .7950

      5194269                              .2500
      548,207.49                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      5195143                              .2500
      451,950.53                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      5197187                              .2500
      398,724.25                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      5198026                              .2500
      458,532.89                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      5199559                              .2500
      421,562.73                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950
1



      5201456                              .2500
      400,000.00                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      5202467                              .2500
      450,542.71                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      5202512                              .2500
      771,086.06                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      5202592                              .2500
      699,234.81                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      5203335                              .2500
      398,724.25                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      5203523                              .2500
      397,522.98                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      5206994                              .2500
      327,440.88                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      5207492                              .2500
      376,575.52                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950
1



      5207497                              .2500
      289,434.07                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      5207498                              .2500
      545,157.87                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      5207501                              .2500
      157,032.16                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.2500                         .7950

      5207505                              .2500
      496,801.47                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      5207506                              .2500
      417,284.14                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      5207507                              .2500
      352,232.24                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      5207510                              .2500
      391,479.56                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      5207513                              .2500
      322,852.84                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000
1



      5207514                              .2500
       99,332.23                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            6.0950                         .0000

      5207516                              .2500
      346,694.11                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      5207518                              .2500
      507,624.00                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      5207527                              .2500
      147,053.25                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      5207530                              .2500
      138,110.80                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      5211095                              .2500
      350,000.00                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      5212053                              .2500
      352,620.01                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.2500                         .7950

      5213599                              .2500
      420,000.00                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700
1



      5213604                              .2500
      678,000.00                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      5214815                              .2500
      332,000.00                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      5219861                              .2500
      254,177.86                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      5219879                              .2500
      330,028.54                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      5225058                              .2500
      378,788.03                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      5225370                              .2500
      600,000.00                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      5228838                              .2500
      118,487.33                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            6.0950                         .0000

      5231265                              .2500
      400,000.00                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200
1



      5235269                              .2500
      495,239.92                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      5235270                              .2500
      326,925.40                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      5235271                              .2500
      426,840.29                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      5235272                              .2500
      442,183.89                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      5235273                              .2500
      326,786.15                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      5235274                              .2500
      373,999.49                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      5235275                              .2500
      340,908.52                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      5235276                              .2500
      383,308.86                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200
1



      5235277                              .2500
      356,776.86                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      5235278                              .2500
      394,013.26                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      5235279                              .2500
      498,456.52                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      5235280                              .2500
      641,900.85                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      5235281                              .2500
      285,708.35                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      5235282                              .2500
      563,532.29                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      5235283                              .2500
      424,724.42                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      5235284                              .2500
      505,683.11                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950
1



      5235286                              .2500
      323,974.64                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      5235289                              .2500
      323,009.18                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.2500                         .7950

      5235290                              .2500
      401,102.63                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      5235291                              .2500
      357,721.79                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      5236698                              .2500
      336,000.00                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      5237856                              .2500
      358,739.65                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      5237887                              .2500
      348,074.15                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      5237894                              .2500
      315,988.97                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950
1



      5238005                              .2500
      297,070.00                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      5238042                              .2500
      486,642.95                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      5238957                              .2500
      329,000.00                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      5239824                              .2500
      139,834.45                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.2500                         .7950

      5241479                              .2500
      505,000.00                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      5242853                              .2500
      365,123.63                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      5244148                              .2500
      399,000.00                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      5246458                              .2500
      231,774.41                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450
1



      5246883                              .2500
      204,339.07                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      5248713                              .2500
      312,000.00                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      5248756                              .2500
      326,953.89                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      5249180                              .2500
      352,600.00                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      5253711                              .2500
      398,765.21                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      5253713                              .2500
      647,926.90                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      5253714                              .2500
      430,000.00                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      5253715                              .2500
      611,023.63                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700
1



      5253716                              .2500
      388,782.88                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      5253717                              .2500
      368,832.66                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      5253718                              .2500
      494,452.07                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      5253719                              .2500
      450,000.00                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      5253720                              .2500
      382,801.60                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      5253721                              .2500
      398,751.67                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      5253722                              .2500
      389,680.07                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      5253932                              .5000
      397,522.98                          .0800
            7.2500                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200
1



      5253933                              .5000
      447,169.62                          .0800
            7.3750                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      5253934                              .2500
      496,766.83                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      5253935                              .3750
      318,201.34                          .0800
            6.8750                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      5253936                              .3750
      387,505.15                          .0800
            6.8750                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      5253937                              .5000
      361,871.87                          .0800
            7.0000                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      5253939                              .5000
      552,308.41                          .0800
            7.3750                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      5253940                              .3750
      460,526.51                          .0800
            6.8750                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      5253941                              .5000
      453,580.02                          .0800
            7.1250                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950
1



      5253942                              .3750
      109,649.17                          .0800
            6.8750                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      5253943                              .2500
      391,732.93                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      5253944                              .5000
      408,706.47                          .0800
            7.0000                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      5253945                              .5000
      322,999.82                          .0800
            7.2500                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      5253947                              .5000
      398,751.67                          .0800
            7.1250                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      5253948                              .5000
      423,673.65                          .0800
            7.1250                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      5253949                              .5000
      319,044.11                          .0800
            7.6250                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.2500                         .7950

      5253950                              .2500
      538,221.02                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000
1



      5253951                              .3750
      498,405.31                          .0800
            6.8750                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      5253952                              .2500
      578,109.71                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      5253953                              .3750
      571,172.48                          .0800
            6.8750                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      5253954                              .3750
      386,762.52                          .0800
            6.8750                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      5253955                              .3750
      440,590.29                          .0800
            6.8750                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      5253956                              .5000
      632,996.61                          .0800
            7.0000                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      5253957                              .3750
      342,976.56                          .0800
            6.8750                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      5253958                              .5000
      366,888.51                          .0800
            7.5000                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700
1



      5253959                              .5000
      410,714.22                          .0800
            7.1250                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      5253960                              .3750
      312,998.53                          .0800
            6.8750                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      5253961                              .2500
      182,397.08                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      5253964                              .5000
      244,575.93                          .0800
            7.0000                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      5253966                              .6250
      647,971.47                          .0800
            7.1250                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      5253967                              .3750
      294,995.83                          .0800
            6.8750                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      5253968                              .2500
      637,914.17                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      5253969                              .2500
      549,223.52                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700
1



      5253970                              .7500
      102,682.04                          .0800
            7.2500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      5253971                              .7500
      389,294.54                          .0800
            7.2500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      5253972                              .2500
      323,702.17                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      5253973                              .3750
      333,931.55                          .0800
            6.8750                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      5253974                              .3750
      341,656.84                          .0800
            6.8750                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      5253975                              .2500
      300,919.59                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            6.0950                         .0000

      5253976                              .3750
      394,587.48                          .0800
            6.8750                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      5258992                              .2500
      338,000.00                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950
1



      5261617                              .2500
      152,450.00                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      5261993                              .2500
      647,926.91                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      5265498                              .2500
      336,435.20                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      5267530                              .2500
      234,266.61                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      5267531                              .2500
      637,980.83                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      5269973                              .2500
      631,024.80                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      5272012                              .2500
      565,000.00                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      5275283                              .2500
      346,000.00                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700
1



      5275758                              .2500
      368,819.93                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      5276083                              .2500
      398,710.36                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      5276084                              .2500
      356,098.19                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      5276085                              .2500
      976,874.40                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      5276088                              .2500
      433,248.10                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.2500                         .7950

      5276089                              .2500
      322,955.39                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      5276090                              .2500
      343,771.69                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      5276091                              .2500
      803,457.11                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200
1



      5276092                              .2500
      519,947.89                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      5276094                              .2500
      314,958.97                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      5276096                              .2500
      293,072.44                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      5276097                              .2500
      417,342.11                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      5276098                              .2500
      406,079.12                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.2500                         .7950

      5276099                              .2500
      323,974.63                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      5276100                              .2500
      927,097.65                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      5276101                              .2500
      546,233.19                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700
1



      5276102                              .2500
      506,362.15                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      5276103                              .2500
      996,913.04                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      5276104                              .2500
      416,211.19                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      5276107                              .2500
      498,439.59                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      5276108                              .2500
      538,314.76                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      5276109                              .2500
      332,879.92                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      5276110                              .2500
      319,001.34                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      5276111                              .2500
      303,999.92                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450
1



      5283803                              .2500
    1,000,000.00                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      5285688                              .2500
      338,927.31                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      5287871                              .2500
      150,050.00                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      5288414                              .2500
      156,600.00                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      5289337                              .2500
      467,536.34                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      5289462                              .2500
      465,000.00                          .0800
            6.7000                         .0000
            6.4500                         .0000
            6.3700                         .0000
            6.2500                         .1200

      5293007                              .2500
      683,785.61                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.2500                         .7950

      5294098                              .2500
      509,891.27                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450
1



      5294466                              .2500
      400,635.52                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      5294893                              .2500
      491,552.87                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.2500                         .9200

      5295351                              .2500
      345,399.31                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      5298655                              .2500
      152,685.76                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      5298841                              .2500
      393,547.73                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      5298990                              .2500
      375,430.50                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      5299091                              .2500
      357,646.96                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      5299201                              .2500
      628,889.35                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950
1



      5299696                              .2500
      349,699.25                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      5300507                              .2500
      417,399.11                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      5300713                              .2500
      468,980.57                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      5301426                              .2500
      428,000.00                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      5301469                              .2500
      585,195.77                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      5301671                              .2500
      377,569.12                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      5301682                              .2500
      125,602.48                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      5301980                              .2500
      365,671.18                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200
1



      5302224                              .2500
      440,057.92                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      5302523                              .2500
      462,089.02                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      5302812                              .2500
      434,264.30                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      5303213                              .2500
      340,194.47                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      5303644                              .2500
      335,861.04                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      5304214                              .2500
      391,420.28                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      5304487                              .2500
      345,448.01                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      5304554                              .2500
      348,895.77                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200
1



      5305908                              .2500
      300,000.00                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      5305929                              .2500
      318,968.29                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      5308841                              .2500
      330,000.00                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      5308880                              .2500
      334,500.00                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      5311910                              .2500
      332,424.76                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      5319241                              .2500
      200,000.00                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      5319272                              .2500
      225,000.00                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      5319315                              .2500
      647,993.47                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700
1



      5319343                              .2500
      398,751.67                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      5319362                              .2500
      298,000.00                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      5319364                              .2500
      336,000.00                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      5319366                              .2500
      423,644.51                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      5319379                              .2500
      598,107.03                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      5335478                              .2500
      506,611.36                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      5335919                              .2500
      443,580.73                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      5338534                              .2500
      405,113.87                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200
1



      5338535                              .2500
      425,046.36                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      5338536                              .2500
      319,278.44                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      5338537                              .2500
      383,798.49                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      5338538                              .2500
      309,258.92                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      5338539                              .2500
      280,343.22                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      5341700                              .2500
      450,000.00                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      5343491                              .2500
      930,903.31                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      5343493                              .2500
      393,026.45                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200
1



      5343494                              .2500
      529,663.34                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      5343504                              .2500
      455,961.85                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      5343506                              .2500
      394,317.99                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      5343548                              .2500
      445,897.29                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.2500                         .9200

      5343572                              .2500
      445,622.95                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      5343577                              .2500
       74,285.99                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      5343594                              .2500
      440,165.77                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      5343596                              .2500
      459,016.60                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950
1



      5343601                              .2500
      990,273.22                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      5343605                              .2500
      361,685.67                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      5343610                              .2500
      298,072.24                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      5343615                              .2500
       68,880.20                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      5343617                              .2500
      445,624.26                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      5343618                              .2500
      297,410.19                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      5343619                              .2500
      569,466.75                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      5343622                              .2500
      403,708.90                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450
1



      5343626                              .2500
      431,849.21                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      5343629                              .2500
       83,940.90                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      5343647                              .2500
      298,101.52                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      5343673                              .2500
      308,972.47                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      5343677                              .2500
      315,856.15                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      5343689                              .2500
      335,788.90                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      5343699                              .2500
      354,315.45                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      5343700                              .2500
      356,572.74                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200
1



      5343703                              .2500
      363,213.93                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      5343712                              .2500
      380,344.25                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      5343716                              .2500
      391,973.56                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      5343721                              .2500
      360,972.76                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      5343740                              .2500
      453,284.43                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      5343751                              .2500
      490,526.35                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      5343763                              .2500
      544,820.03                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      5343781                              .2500
      738,779.64                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.2500                         .7950
1



      5344479                              .2500
      400,000.00                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      5347267                              .2500
      385,000.00                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      5352065                              .2500
      309,000.53                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      5353402                              .2500
       54,000.00                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.2500                         .7950

      5353468                              .2500
      600,000.00                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      5353687                              .2500
      580,000.00                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      5354020                              .2500
      650,000.00                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      5354263                              .2500
      445,819.51                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700
1



      5363694                              .2500
      348,919.56                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      5364740                              .2500
      346,192.33                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      5367097                              .2500
      317,634.45                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      5369253                              .2500
      243,500.00                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.2500                         .7950

      5369260                              .2500
      283,700.00                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      5373983                              .2500
      434,624.44                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      5373995                              .2500
      364,991.79                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      5374013                              .2500
      417,346.39                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200
1



      5374422                              .2500
      458,100.00                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      5374424                              .2500
      338,891.90                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      5374425                              .2500
      990,273.22                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      5374426                              .2500
      594,226.16                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      5374429                              .2500
      450,205.93                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      5374431                              .2500
      650,000.00                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      5374432                              .2500
      498,422.53                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      5374433                              .2500
      323,974.64                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200
1



      5374434                              .2500
      490,447.76                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      5374435                              .2500
      360,000.00                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      5374436                              .2500
      327,927.75                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      5374437                              .2500
      434,654.09                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      5374438                              .2500
      335,959.69                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      5374440                              .2500
      350,877.34                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      5374441                              .2500
      597,600.00                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      5374442                              .2500
      440,000.00                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950
1



      5374523                              .2500
      187,500.00                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      5374880                              .2500
      411,226.63                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      5376482                              .2500
      403,708.30                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      5376693                              .2500
      397,468.66                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      5379004                              .2500
      397,468.66                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      5379006                              .2500
      348,883.72                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      5379007                              .2500
      643,677.59                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      5379010                              .2500
      376,845.81                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.2500                         .7950
1



      5379011                              .2500
      348,871.56                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      5379012                              .2500
      642,165.16                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      5379013                              .2500
      645,886.59                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      5379014                              .2500
      402,889.52                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      5379016                              .2500
      369,488.74                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      5379017                              .2500
      483,468.05                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      5379022                              .2500
      433,657.18                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      5379023                              .2500
      647,971.48                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450
1



      5379024                              .2500
      345,348.08                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      5379034                              .2500
      446,962.81                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.9700                         .0000

      5379035                              .2500
      628,497.34                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      5379043                              .2500
      421,606.47                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      5379942                              .2500
      289,085.07                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      5380194                              .2500
      383,656.63                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      5381433                              .2500
      388,796.08                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      5384937                              .2500
      570,000.00                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200
1



      5384977                              .2500
      317,000.00                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      5384992                              .2500
      320,000.00                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      5385111                              .2500
      569,286.30                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      5385311                              .2500
      345,000.00                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      5385918                              .2500
      332,766.66                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      5386051                              .2500
      305,889.39                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.2500                         .7950

      5386194                              .2500
      327,843.05                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      5386426                              .2500
      344,473.34                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450
1



      5386771                              .2500
      380,264.92                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      5386957                              .2500
      341,993.52                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      5387147                              .2500
      440,849.98                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      5387360                              .2500
      481,761.30                          .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            6.0950                         .0000

      5392559                              .2500
      586,306.52                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      5395611                              .2500
      478,000.00                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      5395627                              .2500
      300,000.00                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      5395942                              .2500
      460,000.00                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950
1



      5398237                              .2500
      576,369.09                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      5398238                              .2500
      392,967.68                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      5398239                              .2500
      367,206.90                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      5398760                              .2500
      485,500.00                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      5398767                              .2500
      404,000.00                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      5405622                              .2500
      417,165.24                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      5407605                              .2500
      169,400.00                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.2500                         .7950

      5411958                              .2500
      313,049.34                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700
1



      5411959                              .2500
      327,956.45                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      5411960                              .2500
      470,526.97                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      5413602                              .2500
      550,000.00                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      5415415                              .2500
      829,000.00                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      5415764                              .2500
      367,000.00                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      5415797                              .2500
      498,000.00                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      5416171                              .2500
      405,000.00                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      5416292                              .2500
      324,000.00                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200
1



      5416635                              .2500
      360,000.00                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      5418609                              .2500
      342,618.00                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      5418763                              .2500
      395,853.04                          .0300
            6.0000                         .0000
            5.7500                         .0000
            5.7200                         .0000
            5.7200                         .0000

      5418947                              .2500
      333,919.29                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      5419953                              .2500
      943,988.11                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      5420347                              .2500
      397,413.47                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      5420599                              .2500
      694,254.24                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      5420754                              .2500
      346,631.93                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950
1



      5420916                              .2500
      331,741.52                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      5421394                              .2500
      424,242.60                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      5421885                              .2500
      370,952.54                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.2500                         .7950

      5422097                              .2500
      373,495.34                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      5425115                              .2500
      397,468.66                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      5425116                              .2500
      486,729.92                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      5425123                              .2500
      350,257.50                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      5425125                              .2500
      370,615.21                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200
1



      5425127                              .2500
      603,814.99                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      5425128                              .2500
      303,119.27                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      5425134                              .2500
      536,545.61                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      5425135                              .2500
      347,761.04                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      5425136                              .2500
      424,437.57                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      5425137                              .2500
      327,426.78                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      5425138                              .2500
      313,662.76                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      5425145                              .2500
      408,750.11                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450
1



      5425151                              .2500
      440,849.98                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      5425170                              .2500
      384,650.32                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      5425196                              .2500
      565,703.32                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      5425197                              .2500
      551,525.62                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      5425199                              .2500
      324,065.04                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      5425201                              .2500
      346,767.44                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      5425202                              .2500
      494,924.80                          .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.9700                         .0000

      5425209                              .2500
      353,747.12                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200
1



      5426107                              .2500
      422,251.81                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      5426210                              .2500
      446,327.96                          .0300
            6.0000                         .0000
            5.7500                         .0000
            5.7200                         .0000
            5.7200                         .0000

      5426293                              .2500
      453,114.29                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      5426389                              .2500
      302,001.40                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      5427982                              .2500
      316,000.00                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      5427990                              .2500
      370,000.00                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      5428043                              .2500
      212,900.00                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      5428214                              .2500
      274,200.00                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700
1



      5428224                              .2500
      200,000.00                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      5428274                              .2500
      496,458.16                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      5436011                              .2500
      315,000.00                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      5439094                              .2500
      353,000.00                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      5439097                              .2500
      975,000.00                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      5439280                              .2500
      373,900.00                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      5439429                              .2500
      298,060.10                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      5458727                              .2500
      450,000.00                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000
1



      5459492                              .2500
      404,000.00                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      5462284                              .2500
      311,000.00                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      5471303                              .2500
      205,000.00                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      5471348                              .2500
      487,700.00                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      5471877                              .2500
      600,000.00                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      5476514                              .2500
      400,000.00                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      5477850                              .2500
      406,200.33                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      5477863                              .2500
      299,073.91                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700
1



      5477864                              .2500
      103,783.18                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      5477865                              .2500
      395,787.80                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.2500                         .7950

      5477867                              .2500
      304,058.48                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.2500                         .6700

      5477868                              .2500
      314,972.14                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      5477871                              .2500
      348,883.72                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      5477874                              .2500
      370,813.55                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      5477876                              .2500
      394,764.16                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.2500                         .5450

      5483355                              .2500
      395,000.00                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700
1



      5483391                              .2500
      550,000.00                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      5483417                              .2500
      493,000.00                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

      5494530                              .2500
      556,000.00                          .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                         .0000
            6.2500                         .0450

      5506504                              .2500
      316,000.00                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.2500                         .4200

      5512552                              .2500
      290,144.12                          .0800
            6.9500                         .0000
            6.7000                         .0000
            6.6200                         .0000
            6.2500                         .3700

      5517328                              .2500
      375,581.93                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.2500                         .2950

      5528660                              .2500
      378,250.00                          .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                         .0000
            6.2500                         .1700

  TOTAL NUMBER OF LOANS:      565
  TOTAL BALANCE........:        229,108,266.79


  RUN ON     : 09/20/01            RFC DISCLOSURE SYSTEM      RFFSDFIX-01
  AT         : 08.23.59            INITIAL SECURITY FEES      AMORTIZED BALANCE
  SERIES     : RFMSI 2001-S21       FIXED SUMMARY REPORT      CUTOFF : 09/01/01
  POOL       : 0004535
             :
             :
  POOL STATUS: F

                                   WEIGHTED AVERAGES      FROM         TO
  ---------------------------------------------------------------------------
  CURR NOTE RATE                        6.8929            5.7500      7.6250
  RFC NET RATE                          6.6290            5.5000      7.3750
  NET MTG RATE(INVSTR RATE)             6.5536            5.4700      7.2950
  POST STRIP RATE                       6.2358            5.4700      6.2500
  SUB SERV FEE                           .2638             .2500       .7500
  MSTR SERV FEE                          .0754             .0300        .0800
  ALL EXP                                .0000             .0000       .0000
  MISC EXP                               .0000             .0000       .0000
  SPREAD                                 .0000             .0000       .0000
  STRIP                                  .3178             .0000      1.0450







  TOTAL NUMBER OF LOANS:   565
  TOTAL BALANCE........:     229,108,266.79


                             ***************************
                             *      END OF REPORT      *
                             ***************************
  RUN ON     : 09/20/01           RFC DISCLOSURE SYSTEM       RFFSD177-01
  AT         : 08.23.59          FIXED RATE LOAN LISTING      AMORTIZED BALANCE
  SERIES     : RFMSI 2001-S21                                 CUTOFF : 09/01/01
  POOL       : 0004535
             :
             :
  POOL STATUS: F

  RFC LOAN #     S/S CODE          PMT TYPE      ORIGINAL BAL     LOAN FEATURE
                                   ORIG TERM     PRINCIPAL BAL    # OF UNITS
  ORIG RATE                                      ORIGINAL P+I     LTV
  CURR NET                                       CURRENT P+I
  CITY           STATE  ZIP        LOAN PURP     NOTE DATE        MI CO CODE
  SERVICER LOAN #                  PROP TYPE     1ST PMT DATE     MI CVG
  SELLER LOAN #                    OCCP CODE     MATURITY DATE
  INVESTOR LOAN #
  ______________________________________________________________________________


    4512086          822/G01             F          360,000.00         ZZ
                                         180        353,732.89          1
                                       6.625          3,160.78         57
                                       6.375          3,160.78
    BETHESDA         MD   20817          2            04/25/01         00
    0432846830                           05           06/01/01          0
    0126082855                           O            05/01/16
    0


    4517056          994/X14             F          373,750.00         ZZ
                                         180        367,656.44          1
                                       6.750          3,307.35         65
                                       6.500          3,307.35
    BATON ROUGE      LA   70808          2            03/30/01         00
    5018132979                           05           05/01/01          0
    5018132979                           O            04/01/16
    0


    4593564          G75/G75             F          600,000.00         ZZ
                                         180        590,321.59          1
                                       6.875          5,351.13         44
                                       6.625          5,351.13
    ANNAPOLIS        MD   21401          2            03/22/01         00
    04279902                             05           05/01/01          0
    04279902                             O            04/01/16
    0


    4615845          757/G01             F          483,200.00         ZZ
                                         180        477,048.54          1
                                       7.000          4,343.14         80
                                       6.750          4,343.14
    SPARKS           MD   21152          2            04/20/01         00
    0432758308                           05           06/01/01          0
1


    TANIOCR                              O            05/01/16
    0


    4628888          R65/G01             F          350,000.00         ZZ
                                         180        345,448.05          1
                                       6.750          3,097.18         67
                                       6.500          3,097.18
    GAITHERSBURG     MD   20879          2            04/24/01         00
    0432782316                           03           06/01/01          0
    20011753                             O            05/01/16
    0


    4642341          994/994             F          410,000.00         ZZ
                                         180        404,891.30          1
                                       7.250          3,742.74         30
                                       7.000          3,742.74
    MENDHAM          NJ   07945          1            04/20/01         00
    001999991668                         05           06/01/01          0
    001999991668                         O            05/01/16
    0


    4716035          E82/G01             F          539,000.00         ZZ
                                         180        531,989.99          1
                                       6.750          4,769.66         59
                                       6.500          4,769.66
    MAHWAH           NJ   07430          2            04/23/01         00
    0400410189                           05           06/01/01          0
    0400410189                           O            05/01/16
    0


    4722593          994/994             F          538,000.00         ZZ
                                         180        514,426.61          1
                                       7.375          4,949.19         77
                                       7.125          4,949.19
    OKLAHOMA CITY    OK   73120          2            05/11/01         00
    1817879851                           05           07/01/01          0
    1817879851                           O            06/01/16
    0


    4733403          181/181             F          331,500.00         ZZ
                                         180        324,927.50          1
                                       6.625          2,910.55         55
                                       6.375          2,910.55
    PORTLAND         OR   97229          2            02/23/01         00
    613476802                            03           04/01/01          0
    613476802                            O            03/01/16
    0


1


    4738557          N74/G01             F          432,000.00         ZZ
                                         180        427,798.03          1
                                       6.750          3,822.81         48
                                       6.500          3,822.81
    AUSTIN           TX   78746          5            05/16/01         00
    0432917508                           05           07/01/01          0
    0028792010                           O            06/01/16
    0


    4749285          181/181             F          365,000.00         ZZ
                                         180        357,686.79          1
                                       6.500          3,179.55         45
                                       6.250          3,179.55
    EDINA            MN   55424          2            02/22/01         00
    613574889                            05           04/01/01          0
    613574889                            O            03/01/16
    0


    4753660          Q73/G01             F          119,900.00         ZZ
                                         120        118,501.00          1
                                       6.875          1,384.43         50
                                       6.625          1,384.43
    OLIVE BRANCH     MS   38654          2            06/15/01         00
    0432938793                           05           08/01/01          0
    2805795                              O            07/01/11
    0


    4777207          144/144             F          365,000.00         ZZ
                                         180        362,588.57          1
                                       6.500          3,179.54         46
                                       6.250          3,179.54
    BEDFORD          NY   10506          1            06/08/01         00
    160667626                            05           08/01/01          0
    12574666                             O            07/01/16
    0


    4788173          025/025             F          550,000.00         ZZ
                                         180        538,269.20          1
                                       5.750          4,567.26         78
                                       5.500          4,567.26
    HOPKINTON        MA   01748          4            02/02/01         00
    138629894                            05           04/01/01          0
    138629894                            O            03/01/16
    0


    4798356          225/G01             F          400,050.00         T
                                         180        392,365.89          1
                                       7.000          3,595.76         50
                                       6.750          3,595.76
1


    BLUFFTON         SC   29910          1            03/01/01         00
    0432832293                           03           04/01/01          0
    6525320                              O            03/01/16
    0


    4806888          664/G01             F          400,000.00         ZZ
                                         180        396,109.28          1
                                       6.750          3,539.64         68
                                       6.500          3,539.64
    SAN DIEGO        CA   92130          5            05/30/01         00
    0432967826                           05           07/01/01          0
    8092694                              O            06/01/16
    0


    4817931          994/X14             F          941,800.00         ZZ
                                         180        932,639.30          1
                                       6.750          8,334.08         32
                                       6.500          8,334.08
    PARADISE VALLEY  AZ   85253          2            05/23/01         00
    1818344780                           05           07/01/01          0
    1818344780                           O            06/01/16
    0


    4828184          T27/G01             F          394,000.00         ZZ
                                         120        387,131.07          1
                                       7.000          4,574.67         80
                                       6.750          4,574.67
    GALESBURG        MI   49053          2            05/25/01         14
    0433115748                           29           07/01/01          6
    921501004581                         O            06/01/11
    0


    4846207          225/G01             F          388,000.00         ZZ
                                         180        381,332.27          1
                                       6.125          3,300.42         57
                                       5.875          3,300.42
    PITTSBURGH       PA   15238          5            03/23/01         00
    0432839173                           05           05/01/01          0
    6205554                              O            04/01/16
    0


    4854907          225/G01             F          390,000.00         ZZ
                                         180        384,818.81          1
                                       6.500          3,397.32         60
                                       6.250          3,397.32
    WOODBRIDGE       CT   06525          2            04/03/01         00
    0432830289                           05           06/01/01          0
    6529892                              O            05/01/16
    0
1




    4857016          225/G01             F          325,000.00         ZZ
                                         180        320,682.35          1
                                       6.500          2,831.10         56
                                       6.250          2,831.10
    HOUSTON          TX   77057          1            04/11/01         00
    0432838787                           03           06/01/01          0
    725748300                            O            05/01/16
    0


    4868297          588/G01             F          415,000.00         ZZ
                                         180        413,647.48          1
                                       6.625          3,643.67         64
                                       6.375          3,643.67
    EAST HANOVER     NJ   07936          2            07/05/01         00
    0433075470                           05           09/01/01          0
    000010434339                         O            08/01/16
    0


    4870880          964/G01             F          442,500.00         ZZ
                                         180        442,500.00          1
                                       6.625          3,885.12         75
                                       6.375          3,885.12
    MISSION VIEJO    CA   92692          5            08/02/01         00
    0433075165                           03           10/01/01          0
    122263                               O            09/01/16
    0


    4882698          144/144             F          198,000.00         ZZ
                                         180        197,354.69          1
                                       6.625          1,738.43         67
                                       6.375          1,738.43
    POUGHKEEPSIE     NY   12601          1            07/02/01         00
    160668475                            05           09/01/01          0
    160668475                            O            08/01/16
    0


    4887187          116/116             F          700,000.00         ZZ
                                         180        695,522.07          1
                                       6.875          6,242.99         75
                                       6.625          6,242.99
    THE WOODLANDS    TX   77381          1            06/08/01         00
    091068930                            03           08/01/01          0
    091068930                            O            07/01/16
    0


    4889965          550/550             F        1,000,000.00         ZZ
                                         180        990,356.24          1
1


                                       6.850          8,904.64         18
                                       6.600          8,904.64
    SAN FRANCISCO    CA   94118          2            05/15/01         00
    120521377                            05           07/01/01          0
    120521377                            O            06/01/16
    0


    4903778          M05/G01             F          131,250.00         ZZ
                                         180        130,857.93          1
                                       7.625          1,226.05         75
                                       7.375          1,226.05
    DEER PARK        NY   11729          1            07/24/01         00
    0433085115                           05           09/01/01          0
    12901                                O            08/01/16
    0


    4906007          Q73/G01             F          103,650.00         ZZ
                                         180        103,008.15          1
                                       7.250            946.18         75
                                       7.000            946.18
    ALBANY           GA   31707          2            06/21/01         00
    0432992816                           05           08/01/01          0
    5436792                              O            07/01/16
    0


    4925114          W64/G01             F          600,000.00         T
                                         120        578,755.22          1
                                       6.875          6,927.92         49
                                       6.625          6,927.92
    NEW YORK         NY   10017          1            02/28/01         00
    0433010030                           06           04/01/01          0
    7116908                              O            03/01/11
    0


    4925206          W64/G01             F          400,000.00         ZZ
                                         180        394,685.97          1
                                       6.500          3,484.43         59
                                       6.250          3,484.43
    RYEBROOK         NY   10573          2            04/30/01         00
    0432896348                           03           06/01/01          0
    7036908                              O            05/01/16
    0


    4928103          J95/G01             F          450,000.00         T
                                         180        445,622.95          1
                                       6.750          3,982.09         44
                                       6.500          3,982.09
    BEAUFORT         NC   28516          2            05/11/01         00
    0432868347                           05           07/01/01          0
1


    0020163465                           O            06/01/16
    0


    4935907          G52/G01             F          132,000.00         ZZ
                                         180        130,756.79          1
                                       7.125          1,195.70         53
                                       6.875          1,195.70
    RANCHO CUCAMONG  CA   91701          2            05/14/01         00
    0433136769                           05           07/01/01          0
    8305000374                           O            06/01/16
    0


    4939525          N47/G01             F          296,000.00         ZZ
                                         180        295,045.67          1
                                       6.750          2,619.33         61
                                       6.500          2,619.33
    WOODACRE         CA   94973          2            07/12/01         00
    0433085677                           05           09/01/01          0
    20310793                             O            08/01/16
    0


    4943633          L46/L46             F          738,500.00         ZZ
                                         180        733,450.38          1
                                       6.375          6,382.49         70
                                       6.125          6,382.49
    BLOOMFIELD HILL  MI   48304          2            06/14/01         00
    0003023264                           05           08/01/01          0
    0003023264                           O            07/01/16
    0


    4944749          R65/G01             F          399,900.00         ZZ
                                         180        395,926.25          1
                                       6.500          3,483.56         47
                                       6.250          3,483.56
    CLARKSVILLE      MD   21029          2            05/16/01         00
    0432869097                           05           07/01/01          0
    20012415                             O            06/01/16
    0


    4953874          367/367             F          392,000.00         ZZ
                                         180        389,382.35          1
                                       6.375          3,387.86         64
                                       6.125          3,387.86
    ARLINGTON        VA   22207          2            06/01/01         00
    0104005166                           05           08/01/01          0
    0104005166                           O            07/01/16
    0


1


    4956333          369/G01             F          649,950.00         ZZ
                                         180        647,899.43          1
                                       7.000          5,841.94         68
                                       6.750          5,841.94
    CHATHAM          NJ   07928          5            07/23/01         00
    0433098647                           05           09/01/01          0
    16831189                             O            08/01/16
    0


    4963304          E84/G01             F          365,000.00         ZZ
                                         180        360,252.96          1
                                       6.750          3,229.92         58
                                       6.500          3,229.92
    OAKLAND          CA   94619          1            04/23/01         00
    0432866069                           05           06/01/01          0
    53510047                             O            05/01/16
    0


    4966013          E86/G01             F          399,950.00         ZZ
                                         180        397,335.84          1
                                       6.625          3,511.54         60
                                       6.375          3,511.54
    CLARKSTON        MI   48348          1            06/29/01         00
    0433081528                           05           08/01/01          0
    0000126991                           O            07/01/16
    0


    4967639          E33/G01             F          500,000.00         ZZ
                                         180        496,766.83          1
                                       6.750          4,424.55         44
                                       6.500          4,424.55
    LAKE FOREST      IL   60045          2            06/11/01         00
    0432898880                           05           08/01/01          0
    WILDE                                O            07/01/16
    0


    4977095          076/076             F          368,500.00         ZZ
                                         180        364,838.27          1
                                       6.500          3,210.03         69
                                       6.250          3,210.03
    BEVERLY          MA   01915          2            05/11/01         00
    4691583                              05           07/01/01          0
    4691583                              O            06/01/16
    0


    4978874          664/G01             F          300,000.00         ZZ
                                         180        298,080.90          1
                                       6.875          2,675.57         80
                                       6.625          2,675.57
1


    SYLMAR           CA   91342          1            06/21/01         00
    0433038502                           05           08/01/01          0
    0008166928                           O            07/01/16
    0


    4979434          575/G01             F          336,000.00         ZZ
                                         180        334,951.41          1
                                       7.125          3,043.59         74
                                       6.875          3,043.59
    VIENNA           VA   22182          5            07/09/01         00
    0433060951                           05           09/01/01          0
    11991429                             O            08/01/16
    0


    4991304          975/G01             F          304,000.00         ZZ
                                         180        302,096.91          1
                                       7.125          2,753.73         70
                                       6.875          2,753.73
    DIAMOND BAR      CA   91765          2            06/07/01         00
    0433000106                           05           08/01/01          0
    2012497                              O            07/01/16
    0


    4994431          964/G01             F          165,000.00         ZZ
                                         180        163,955.82          1
                                       7.000          1,483.07         69
                                       6.750          1,483.07
    WOODLAKE         CA   93286          5            06/27/01         00
    0432991586                           05           08/01/01          0
    125612                               O            07/01/16
    0


    4997297          E86/G01             F          324,000.00         ZZ
                                         180        322,932.61          1
                                       6.500          2,822.39         70
                                       6.250          2,822.39
    MONROE           CT   06468          2            07/16/01         00
    0433028263                           05           09/01/01          0
    105734                               O            08/01/16
    0


    5001494          U62/G01             F          323,000.00         ZZ
                                         180        320,607.43          1
                                       6.875          2,880.69         48
                                       6.625          2,880.69
    DENVER           CO   80220          2            06/04/01         00
    0433098266                           05           08/01/01          0
    2001252919                           O            07/01/16
    0
1




    5004041          H06/G01             F          390,000.00         ZZ
                                         180        388,742.60          1
                                       6.750          3,451.15         57
                                       6.500          3,451.15
    ROCHESTER        MN   55902          2            07/11/01         00
    0433110269                           05           09/01/01          0
    0600044473                           O            08/01/16
    0


    5007869          225/G01             F          610,000.00         T
                                         180        602,066.57          1
                                       6.750          5,397.95         43
                                       6.500          5,397.95
    LONGPORT         NJ   08031          1            04/18/01         00
    0432936391                           05           06/01/01          0
    6533064                              O            05/01/16
    0


    5008431          E86/G01             F          575,000.00         ZZ
                                         180        573,166.11          1
                                       6.875          5,128.16         40
                                       6.625          5,128.16
    WESTPORT         CT   06880          2            07/13/01         00
    0433020450                           05           09/01/01          0
    0000095356                           O            08/01/16
    0


    5008801          225/G01             F          335,000.00         ZZ
                                         180        330,454.33          1
                                       6.250          2,872.37         80
                                       6.000          2,872.37
    CHAPEL HILL      NC   27514          2            04/18/01         00
    0432936615                           05           06/01/01          0
    7257602                              O            05/01/16
    0


    5009093          944/G01             F          315,000.00         ZZ
                                         180        313,984.41          1
                                       6.750          2,787.47         55
                                       6.500          2,787.47
    LOS ALAMITOS (A  CA   90720          2            07/06/01         00
    0433019726                           05           09/01/01          0
    W88019715                            O            08/01/16
    0


    5009541          225/G01             F        1,000,000.00         ZZ
                                         180        986,714.89          1
1


                                       6.500          8,711.08         61
                                       6.250          8,711.08
    SARASOTA         FL   34242          1            04/27/01         00
    0432936664                           05           06/01/01          0
    725742900                            O            05/01/16
    0


    5012779          144/144             F          345,000.00         ZZ
                                         180        343,899.66          1
                                       6.875          3,076.90         44
                                       6.625          3,076.90
    SOUTHAMPTON      NY   11968          5            07/02/01         00
    160668863                            05           09/01/01          0
    160668863                            O            08/01/16
    0


    5013219          356/G01             F          474,300.00         ZZ
                                         180        472,819.80          1
                                       7.125          4,296.36         64
                                       6.875          4,296.36
    NEWARK           CA   94560          2            07/12/01         00
    0433053691                           05           09/01/01          0
    28850311                             O            08/01/16
    0


    5016144          A50/G01             F          150,000.00         ZZ
                                         180        148,493.51          1
                                       6.375          1,296.38         60
                                       6.125          1,296.38
    RYDEL            GA   30171          5            05/21/01         00
    0432992147                           05           07/01/01          0
    374696                               O            06/01/16
    0


    5021080          964/G01             F          215,000.00         ZZ
                                         180        215,000.00          1
                                       6.625          1,887.69         64
                                       6.375          1,887.69
    ARROYO GRANDE    CA   93420          2            08/23/01         00
    0433135456                           05           10/01/01          0
    132382                               O            09/01/16
    0


    5025813          B60/G01             F          315,000.00         ZZ
                                         180        313,049.34          1
                                       7.250          2,875.52         75
                                       7.000          2,875.52
    SANTA ANA        CA   92705          2            05/30/01         00
    0433051323                           05           08/01/01          0
1


    333659                               O            07/01/16
    0


    5027395          A06/G01             F          475,000.00         ZZ
                                         180        473,485.04          1
                                       6.875          4,236.31         75
                                       6.625          4,236.31
    HUNTINGTON WOOD  MI   48070          2            07/09/01         00
    0433044377                           05           09/01/01          0
    1000010012640                        O            08/01/16
    0


    5030176          964/G01             F          470,000.00         ZZ
                                         180        468,500.99          1
                                       6.875          4,191.72         63
                                       6.625          4,191.72
    LAKE OSWEGO      OR   97034          2            07/24/01         00
    0433038593                           05           09/01/01          0
    132624                               O            08/01/16
    0


    5033631          R65/G01             F          505,000.00         ZZ
                                         180        503,389.37          1
                                       6.875          4,503.86         69
                                       6.625          4,503.86
    UPPER SADDLE RI  NJ   07458          2            07/13/01         00
    0433016573                           05           09/01/01          0
    20013693                             O            08/01/16
    0


    5037164          994/X14             F          335,000.00         ZZ
                                         180        328,511.97          1
                                       6.500          2,918.21         56
                                       6.250          2,918.21
    CORNELIUS        NC   28031          2            03/26/01         00
    0402632472                           03           05/01/01          0
    0402632472                           O            04/01/16
    0


    5037165          994/X14             F          300,000.00         ZZ
                                         180        297,018.92          1
                                       6.500          2,613.33         66
                                       6.250          2,613.33
    NORWALK          CT   06850          1            05/31/01         00
    1000280996                           05           07/01/01          0
    1000280996                           O            06/01/16
    0


1


    5037166          994/X14             F          378,900.00         ZZ
                                         180        373,919.44          1
                                       6.625          3,326.72         60
                                       6.375          3,326.72
    ATLANTA          GA   30327          5            04/24/01         00
    0402672128                           05           06/01/01          0
    0402672128                           O            05/01/16
    0


    5039425          225/G01             F          448,000.00         ZZ
                                         180        442,173.47          1
                                       6.750          3,964.40         50
                                       6.500          3,964.40
    ENGLEWOOD        CO   80111          5            04/25/01         00
    0432936326                           05           06/01/01          0
    7256236                              O            05/01/16
    0


    5039673          225/G01             F          475,000.00         ZZ
                                         180        468,756.24          1
                                       6.625          4,170.47         48
                                       6.375          4,170.47
    CORNELIUS        NC   28031          2            04/24/01         00
    0432936284                           05           06/01/01          0
    6531448                              O            05/01/16
    0


    5045163          964/G01             F          370,000.00         ZZ
                                         180        368,807.08          1
                                       6.750          3,274.17         69
                                       6.500          3,274.17
    PHOENIX          AZ   85018          2            07/03/01         00
    0432996957                           05           09/01/01          0
    131301                               O            08/01/16
    0


    5046053          B60/G01             F          232,500.00         ZZ
                                         180        230,980.30          1
                                       6.625          2,041.34         75
                                       6.375          2,041.34
    IRVINE           CA   92606          2            06/22/01         00
    0433018439                           03           08/01/01          0
    336118                               O            07/01/16
    0


    5052067          356/G01             F          600,000.00         ZZ
                                         180        598,001.99          1
                                       6.375          5,185.51         55
                                       6.125          5,185.51
1


    SARATOGA         CA   95070          1            07/05/01         00
    0433016425                           05           09/01/01          0
    2882280                              O            08/01/16
    0


    5052806          W02/G01             F          577,500.00         ZZ
                                         180        575,697.73          1
                                       7.125          5,231.18         70
                                       6.875          5,231.18
    INDIANAPOLIS     IN   46236          2            07/05/01         00
    0433036126                           05           09/01/01          0
    1000235927                           O            08/01/16
    0


    5055496          994/994             F          392,000.00         ZZ
                                         180        390,736.16          1
                                       6.750          3,468.85         80
                                       6.500          3,468.85
    FLOWER MOUND     TX   75028          2            07/10/01         00
    0218557472                           03           09/01/01          0
    0218557472                           O            08/01/16
    0


    5055743          F97/F97             F          440,000.00         ZZ
                                         180        433,902.58          1
                                       6.000          3,712.97         78
                                       5.750          3,712.97
    CHICAGO          IL   60640          2            04/06/01         00
    8000076535                           05           06/01/01          0
    8000076535                           O            05/01/16
    0


    5057123          R65/G01             F          320,000.00         ZZ
                                         180        318,979.40          1
                                       6.875          2,853.93         47
                                       6.625          2,853.93
    GREAT FALLS      VA   22066          2            07/25/01         00
    0433087541                           05           09/01/01          0
    20014026                             O            08/01/16
    0


    5059391          536/536             F          525,000.00         ZZ
                                         180        523,307.36          1
                                       6.750          4,645.77         62
                                       6.500          4,645.77
    AIEA             HI   96701          2            07/12/01         00
    1295120                              05           09/01/01          0
    1295120                              O            08/01/16
    0
1




    5060324          964/G01             F          350,000.00         ZZ
                                         180        348,883.72          1
                                       6.875          3,121.49         64
                                       6.625          3,121.49
    SIMI VALLEY      CA   93063          1            07/26/01         00
    0433038460                           03           09/01/01          0
    135983                               O            08/01/16
    0


    5061307          H22/G01             F          350,000.00         ZZ
                                         180        348,846.95          1
                                       6.500          3,048.88         39
                                       6.250          3,048.88
    MANHASSET        NY   11030          2            07/06/01         00
    0433000668                           05           09/01/01          0
    1                                    O            08/01/16
    0


    5062950          B57/G01             F          966,000.00         ZZ
                                         180        962,919.07          1
                                       6.875          8,615.31         70
                                       6.625          8,615.31
    SHERMAN OAKS     CA   91423          1            07/06/01         00
    0433118189                           05           09/01/01          0
    2114658                              O            08/01/16
    0


    5064703          L86/G01             F          397,500.00         ZZ
                                         180        396,190.48          1
                                       6.500          3,462.65         75
                                       6.250          3,462.65
    LOS ANGELES      CA   90056          5            07/19/01         00
    0433050622                           05           09/01/01          0
    20507679                             O            08/01/16
    0


    5068858          E22/G01             F           72,000.00         ZZ
                                         180         71,338.26          1
                                       6.875            642.14         40
                                       6.625            642.14
    WEST HARTFORD    CT   06110          5            06/28/01         00
    0412758914                           05           08/01/01          0
    0412758914                           O            07/01/16
    0


    5077394          E22/G01             F          345,000.00         ZZ
                                         180        342,745.01          1
1


                                       6.625          3,029.08         52
                                       6.375          3,029.08
    OMAHA            NE   68023          2            06/29/01         00
    0412738924                           05           08/01/01          0
    0412738924                           O            07/01/16
    0


    5080899          B68/G01             F          500,000.00         ZZ
                                         180        496,766.83          1
                                       6.750          4,424.55         60
                                       6.500          4,424.55
    SOUTHBOROUGH     MA   01772          5            06/14/01         00
    0432972180                           05           08/01/01          0
    1031033841                           O            07/01/16
    0


    5082406          E86/G01             F          336,000.00         ZZ
                                         180        334,916.70          1
                                       6.750          2,973.30         80
                                       6.500          2,973.30
    STRONGSVILLE     OH   44149          1            07/23/01         00
    0433045937                           03           09/01/01          0
    0000087025                           O            08/01/16
    0


    5093518          975/G01             F          325,000.00         ZZ
                                         180        323,974.64          1
                                       7.000          2,921.19         52
                                       6.750          2,921.19
    WALNUT           CA   91789          1            07/13/01         00
    0433033404                           05           09/01/01          0
    2013337                              O            08/01/16
    0


    5097253          E22/G01             F          450,200.00         ZZ
                                         180        447,288.87          1
                                       6.750          3,983.86         53
                                       6.500          3,983.86
    WINSTON-SALEM    NC   27104          5            07/02/01         00
    0412745648                           05           08/01/01          0
    0412745648                           O            07/01/16
    0


    5108269          757/G01             F          512,000.00         ZZ
                                         180        510,419.47          1
                                       7.250          4,673.86         80
                                       7.000          4,673.86
    FAIRFAX          VA   22033          2            07/23/01         00
    0433084274                           03           09/01/01          0
1


    1000325413                           O            08/01/16
    0


    5108950          964/G01             F          430,000.00         ZZ
                                         180        428,628.56          1
                                       6.875          3,834.98         36
                                       6.625          3,834.98
    PALO ALTO        CA   94301          5            07/26/01         00
    0433054582                           05           09/01/01          0
    400135443                            O            08/01/16
    0


    5113482          Q73/G01             F          530,500.00         ZZ
                                         180        528,808.03          1
                                       6.875          4,731.29         26
                                       6.625          4,731.29
    OCEAN SPRINGS    MS   39564          2            07/17/01         00
    0433056447                           05           09/01/01          0
    2784353                              O            08/01/16
    0


    5122798          550/550             F          742,000.00         ZZ
                                         180        739,586.96          1
                                       6.650          6,524.96         46
                                       6.400          6,524.96
    LOS ANGELES      CA   90069          1            06/27/01         00
    120531251                            05           09/01/01          0
    120531251                            O            08/01/16
    0


    5126943          A35/G01             F          370,000.00         ZZ
                                         180        368,832.67          1
                                       7.000          3,325.66         73
                                       6.750          3,325.66
    LAS VEGAS        NV   89113          2            07/19/01         00
    0433065331                           03           09/01/01          0
    00574                                O            08/01/16
    0


    5127871          975/G01             F          305,600.00         ZZ
                                         180        304,646.28          1
                                       7.125          2,768.22         80
                                       6.875          2,768.22
    DIAMOND BAR      CA   91765          1            07/24/01         00
    0433110749                           05           09/01/01          0
    2013395                              O            08/01/16
    0


1


    5128191          664/G01             F          350,000.00         ZZ
                                         180        342,490.62          1
                                       6.625          3,072.98         50
                                       6.375          3,072.98
    CAMARILLO        CA   93010          2            05/21/01         00
    0432944494                           05           07/01/01          0
    0008107872                           O            06/01/16
    0


    5136067          253/253             F          399,950.00         ZZ
                                         180        398,701.83          1
                                       7.125          3,622.87         41
                                       6.875          3,622.87
    FREMONT          CA   94539          2            07/23/01         00
    966994                               03           09/01/01          0
    966994                               O            08/01/16
    0


    5136921          N47/G01             F          400,000.00         ZZ
                                         180        400,000.00          1
                                       6.875          3,567.42         52
                                       6.625          3,567.42
    CARLSBAD         CA   92008          2            08/07/01         00
    0433113206                           05           10/01/01          0
    20310965                             O            09/01/16
    0


    5138052          E23/G01             F          361,000.00         ZZ
                                         180        359,848.64          1
                                       6.875          3,219.59         36
                                       6.625          3,219.59
    SAN CARLOS       CA   94070          2            07/18/01         00
    0433098704                           05           09/01/01          0
    51006207                             O            08/01/16
    0


    5138660          R65/G01             F          399,900.00         ZZ
                                         180        397,341.82          1
                                       6.875          3,566.53         22
                                       6.625          3,566.53
    LIGHTHOUSE POIN  FL   33064          2            06/27/01         00
    0433011137                           05           08/01/01          0
    20013009                             O            07/01/16
    0


    5138663          964/G01             F          360,000.00         ZZ
                                         180        358,864.22          1
                                       7.000          3,235.78         48
                                       6.750          3,235.78
1


    SAN JOSE         CA   95129          2            07/27/01         00
    0433051315                           05           09/01/01          0
    135978                               O            08/01/16
    0


    5139042          624/G01             F          348,700.00         ZZ
                                         180        347,587.86          1
                                       6.875          3,109.90         80
                                       6.625          3,109.90
    ROCKLIN          CA   95677          1            07/18/01         00
    0433041753                           05           09/01/01          0
    36800510813F                         O            08/01/16
    0


    5142027          Q73/G01             F          129,000.00         ZZ
                                         180        128,588.57          1
                                       6.875          1,150.49         28
                                       6.625          1,150.49
    MEMPHIS          TN   38103          2            07/23/01         00
    0433063575                           05           09/01/01          0
    2833686                              O            08/01/16
    0


    5142161          R65/G01             F          622,000.00         ZZ
                                         180        617,977.94          1
                                       6.750          5,504.14         64
                                       6.500          5,504.14
    OWINGS MILLS     MD   21117          2            06/07/01         00
    0433022506                           05           08/01/01          0
    20013120                             O            07/01/16
    0


    5146789          R65/G01             F          624,000.00         ZZ
                                         180        619,965.00          1
                                       6.750          5,521.84         35
                                       6.500          5,521.84
    JUPITER          FL   33477          2            06/27/01         00
    0433008281                           03           08/01/01          0
    20013389                             O            07/01/16
    0


    5148592          356/G01             F          400,000.00         ZZ
                                         180        400,000.00          1
                                       7.125          3,623.33         55
                                       6.875          3,623.33
    MILPITAS         CA   95035          5            07/25/01         00
    0433119195                           05           10/01/01          0
    2875128                              O            09/01/16
    0
1




    5148698          B98/G01             F          300,000.00         ZZ
                                         180        299,053.52          1
                                       7.000          2,696.48         47
                                       6.750          2,696.48
    SANTA CRUZ       CA   95062          5            07/26/01         00
    0433056512                           05           09/01/01          0
    1                                    O            08/01/16
    0


    5149199          994/994             F          342,500.00         ZZ
                                         180        341,407.64          1
                                       6.875          3,054.60         32
                                       6.625          3,054.60
    WILSON           WY   83014          5            07/24/01         00
    1818499568                           05           09/01/01          0
    1818499568                           O            08/01/16
    0


    5150365          664/G01             F           78,500.00         ZZ
                                         180         78,003.21          1
                                       7.000            705.59         46
                                       6.750            705.59
    TUSTIN           CA   92780          2            06/04/01         00
    0432947265                           01           08/01/01          0
    8089179                              O            07/01/16
    0


    5153855          944/G01             F          504,000.00         ZZ
                                         180        504,000.00          1
                                       6.875          4,494.95         34
                                       6.625          4,494.95
    TIBURON          CA   94920          2            08/01/01         00
    0433086139                           05           10/01/01          0
    W01061826                            O            09/01/16
    0


    5156665          K81/G01             F          420,000.00         ZZ
                                         180        418,645.88          1
                                       6.750          3,716.62         47
                                       6.500          3,716.62
    SAN DIEGO        CA   92103          5            07/24/01         00
    0433041613                           05           09/01/01          0
    5700137                              O            08/01/16
    0


    5158884          144/144             F          275,000.00         ZZ
                                         180        275,000.00          2
1


                                       6.875          2,452.60         59
                                       6.625          2,452.60
    YONKERS          NY   10704          2            08/08/01         00
    01EHUANGX                            05           10/01/01          0
    01EHUANGX                            O            09/01/16
    0


    5161677          E86/G01             F          363,200.00         ZZ
                                         180        363,200.00          1
                                       6.500          3,163.86         80
                                       6.250          3,163.86
    LOTHIAN          MD   20711          1            08/17/01         00
    0433127495                           05           10/01/01          0
    0000086674                           O            09/01/16
    0


    5161874          025/025             F          359,000.00         ZZ
                                         180        349,894.83          1
                                       6.500          3,127.28         69
                                       6.250          3,127.28
    WINDERMERE       FL   34786          2            03/30/01         00
    0138963053                           03           05/01/01          0
    0138963053                           O            04/01/16
    0


    5162015          025/025             F          335,000.00         ZZ
                                         180        330,596.50          1
                                       6.625          2,941.28         57
                                       6.375          2,941.28
    HARRISON         TN   37341          5            04/25/01         00
    0025707449                           05           06/01/01          0
    0025707449                           O            05/01/16
    0


    5162830          664/G01             F          355,000.00         ZZ
                                         180        351,583.79          1
                                       6.875          3,166.09         79
                                       6.625          3,166.09
    GILBERT          AZ   85234          2            05/08/01         00
    0432975266                           03           07/01/01          0
    0008048597                           O            06/01/16
    0


    5163594          757/G01             F          327,500.00         ZZ
                                         180        326,489.02          1
                                       7.250          2,989.63         60
                                       7.000          2,989.63
    FAIRFIELD        CT   06430          2            06/28/01         00
    0433117678                           05           09/01/01          0
1


    1000290286                           O            08/01/16
    0


    5166275          E22/G01             F          100,100.00         ZZ
                                         180         99,777.27          1
                                       6.750            885.79         59
                                       6.500            885.79
    RANCHO CUCAMONG  CA   90701          5            07/05/01         00
    0412722324                           05           09/01/01          0
    0412722324                           O            08/01/16
    0


    5166489          E22/G01             F          406,000.00         ZZ
                                         180        404,719.09          1
                                       7.000          3,649.24         70
                                       6.750          3,649.24
    CORAL SPRINGS    FL   33076          1            07/19/01         00
    0412763609                           03           09/01/01          0
    0412763609                           O            08/01/16
    0


    5166665          664/G01             F          565,260.00         ZZ
                                         180        561,304.85          1
                                       6.750          5,002.04         60
                                       6.500          5,002.04
    BEVERLY HILLS    CA   90211          2            06/07/01         00
    0432967065                           05           08/01/01          0
    0008088643                           O            07/01/16
    0


    5166703          025/025             F          344,400.00         ZZ
                                         180        340,977.76          1
                                       6.500          3,000.09         68
                                       6.250          3,000.09
    BILLINGS         MT   59106          2            05/08/01         00
    139018717                            05           07/01/01          0
    139018717                            O            06/01/16
    0


    5166832          025/025             F          500,000.00         ZZ
                                         180        496,420.16          1
                                       6.625          4,389.97         44
                                       6.375          4,389.97
    PORTLAND         OR   97219          5            06/01/01         00
    0130333396                           05           08/01/01          0
    0130333396                           O            07/01/16
    0


1


    5168369          025/025             F          650,000.00         ZZ
                                         180        643,261.20          1
                                       6.000          5,485.07         60
                                       5.750          5,485.07
    BETHESDA         MD   20816          1            05/31/01         00
    0139044283                           05           07/01/01          0
    0139044283                           O            06/01/16
    0


    5168952          025/025             F          447,600.00         ZZ
                                         180        441,462.11          1
                                       6.125          3,807.40         80
                                       5.875          3,807.40
    PORTLAND         OR   97225          1            04/26/01         00
    0130285612                           05           06/01/01          0
    0130285612                           O            05/01/16
    0


    5170061          893/G01             F          380,000.00         ZZ
                                         180        378,801.12          2
                                       7.000          3,415.55         47
                                       6.750          3,415.55
    SAN FRANCISCO    CA   94115          2            07/25/01         00
    0433046869                           05           09/01/01          0
    M10721021                            O            08/01/16
    0


    5170176          664/G01             F          704,300.00         ZZ
                                         180        697,522.48          1
                                       6.875          6,281.34         66
                                       6.625          6,281.34
    DULUTH           GA   30097          2            05/25/01         00
    0432972578                           03           07/01/01          0
    0008110165                           O            06/01/16
    0


    5170305          664/G01             F          550,000.00         ZZ
                                         180        546,443.51          1
                                       6.750          4,867.01         69
                                       6.500          4,867.01
    LOS ANGELES      CA   90025          2            06/07/01         00
    0432968899                           05           08/01/01          0
    0008088734                           O            07/01/16
    0


    5171197          025/025             F          650,000.00         ZZ
                                         180        638,512.52          1
                                       6.750          5,751.91         65
                                       6.500          5,751.91
1


    NICEVILLE        FL   32578          1            04/30/01         00
    0025356288                           05           06/01/01          0
    0025356288                           O            05/01/16
    0


    5173514          405/405             F          320,000.00         ZZ
                                         180        315,944.78          1
                                       7.000          2,876.25         43
                                       6.500          2,876.25
    LOS ANGELES      CA   91325          2            05/31/01         00
    0017265018                           05           07/01/01          0
    0017265018                           O            06/01/16
    0


    5173525          405/405             F          250,000.00         ZZ
                                         180        248,299.80          1
                                       6.875          2,229.64         46
                                       6.500          2,229.64
    SAN FRANCISCO    CA   94116          5            06/01/01         00
    0017443847                           05           08/01/01          0
    0017443847                           O            07/01/16
    0


    5173527          405/405             F          200,000.00         ZZ
                                         180        198,734.34          1
                                       7.000          1,797.66         39
                                       6.500          1,797.66
    WEST HILLS       CA   91307          5            06/05/01         00
    0017479460                           05           08/01/01          0
    0017479460                           O            07/01/16
    0


    5173529          405/405             F          310,000.00         ZZ
                                         180        307,995.44          1
                                       6.750          2,743.22         43
                                       6.500          2,743.22
    PLEASANTON       CA   94566          2            06/06/01         00
    0017501693                           05           08/01/01          0
    0017501693                           O            07/01/16
    0


    5173530          405/405             F          150,000.00         ZZ
                                         180        148,628.91          1
                                       6.750          1,327.37         70
                                       6.500          1,327.37
    LOS ANGELES      CA   91356          2            06/20/01         00
    0017507070                           01           08/01/01          0
    0017507070                           O            07/01/16
    0
1




    5173531          405/405             F          393,000.00         ZZ
                                         180        390,458.73          1
                                       6.750          3,477.70         30
                                       6.500          3,477.70
    PHOENIX          AZ   85023          2            06/29/01         00
    0017509282                           03           08/01/01          0
    0017509282                           O            07/01/16
    0


    5173533          405/405             F          115,000.00         ZZ
                                         180        114,295.54          1
                                       7.375          1,057.92         57
                                       6.625          1,057.92
    LOS ANGELES      CA   91335          2            06/20/01         00
    0017532839                           01           08/01/01          0
    0017532839                           O            07/01/16
    0


    5173534          405/405             F          459,300.00         ZZ
                                         180        456,361.84          1
                                       6.875          4,096.29         75
                                       6.500          4,096.29
    FLOWER MOUND     TX   75028          2            06/13/01         00
    0017533878                           03           08/01/01          0
    0017533878                           O            07/01/16
    0


    5173541          405/405             F          275,000.00         ZZ
                                         180        273,259.72          1
                                       7.000          2,471.78         56
                                       6.500          2,471.78
    WEST HOLLYWOOD   CA   90069          1            06/22/01         00
    0017571209                           05           08/01/01          0
    0017571209                           O            07/01/16
    0


    5173542          405/405             F          220,000.00         ZZ
                                         180        219,305.90          1
                                       7.000          1,977.43         51
                                       6.500          1,977.43
    ATASCADERO       CA   93422          5            07/03/01         00
    0017571811                           05           09/01/01          0
    0017571811                           O            08/01/16
    0


    5173775          405/405             F          382,500.00         ZZ
                                         180        380,026.63          1
1


                                       6.750          3,384.78         63
                                       6.500          3,384.78
    VIENNA           VA   22180          2            06/06/01         00
    0012135364                           05           08/01/01          0
    0012135364                           O            07/01/16
    0


    5173780          405/405             F          154,000.00         ZZ
                                         180        152,930.30          1
                                       7.125          1,394.98         62
                                       6.625          1,394.98
    CORONA           CA   92882          2            06/07/01         00
    0012234316                           05           08/01/01          0
    0012234316                           O            07/01/16
    0


    5173808          405/405             F          345,000.00         ZZ
                                         180        342,814.39          1
                                       7.000          3,100.96         54
                                       6.500          3,100.96
    FORT LAUDERDALE  FL   33301          1            06/18/01         00
    0017525163                           03           08/01/01          0
    0017525163                           O            07/01/16
    0


    5173812          405/405             F          370,000.00         ZZ
                                         180        367,555.53          1
                                       6.500          3,223.10         20
                                       6.250          3,223.10
    BEVERLY HILLS    CA   90210          2            06/25/01         00
    0017540618                           05           08/01/01          0
    0017540618                           O            07/01/16
    0


    5173819          405/405             F          360,500.00         ZZ
                                         180        357,472.19          1
                                       6.625          3,165.17         34
                                       6.375          3,165.17
    LOS ANGELES      CA   90049          2            06/23/01         00
    0017551839                           05           08/01/01          0
    0017551839                           O            07/01/16
    0


    5173821          405/405             F          311,200.00         ZZ
                                         180        309,272.87          1
                                       7.250          2,840.83         78
                                       6.750          2,840.83
    SAN FRANCISCO    CA   94110          1            06/20/01         00
    0017556291                           05           08/01/01          0
1


    0017556291                           O            07/01/16
    0


    5173829          405/405             F          340,000.00         ZZ
                                         180        335,753.73          1
                                       6.500          2,961.77         51
                                       6.250          2,961.77
    NORTHRIDGE       CA   91325          5            06/12/01         00
    0019849587                           05           08/01/01          0
    0019849587                           O            07/01/16
    0


    5174160          964/G01             F          399,500.00         ZZ
                                         180        398,225.84          1
                                       6.875          3,562.96         47
                                       6.625          3,562.96
    SAN JOSE         CA   95129          2            07/27/01         00
    0433050374                           05           09/01/01          0
    128606                               O            08/01/16
    0


    5174218          461/461             F          400,000.00         ZZ
                                         180        393,339.42          1
                                       6.500          3,484.43         76
                                       6.250          3,484.43
    TRABUCO CANYON   CA   92679          5            03/23/01         00
    9030392021                           03           05/01/01          0
    9030392021                           O            04/01/16
    0


    5175452          944/G01             F          334,500.00         ZZ
                                         180        334,500.00          1
                                       6.875          2,983.26         76
                                       6.625          2,983.26
    BELLEVUE         WA   98008          2            08/01/01         00
    0433123882                           05           10/01/01          0
    W01062228                            O            09/01/16
    0


    5176198          E22/G01             F          350,000.00         ZZ
                                         180        338,883.72          1
                                       6.875          3,121.49         71
                                       6.625          3,121.49
    MOORESTOWN       NJ   08057          1            07/20/01         00
    0412767824                           05           09/01/01          0
    0412767824                           O            08/01/16
    0


1


    5176207          E22/G01             F          391,000.00         ZZ
                                         180        389,683.94          1
                                       6.250          3,352.52         80
                                       6.000          3,352.52
    PLACIDA          FL   33946          1            07/19/01         00
    0412782344                           01           09/01/01          0
    0412782344                           O            08/01/16
    0


    5176217          E22/G01             F          529,000.00         ZZ
                                         180        527,312.82          1
                                       6.875          4,717.91         79
                                       6.625          4,717.91
    SPRING VALLEY    OH   45370          2            07/16/01         00
    0412792293                           05           09/01/01          0
    0412792293                           O            08/01/16
    0


    5176491          025/025             F          350,000.00         ZZ
                                         180        346,519.37          1
                                       6.500          3,049.78         59
                                       6.250          3,049.78
    WEST DES MOINES  IA   50285          5            05/04/01         00
    0139016927                           05           07/01/01          0
    0139016927                           O            06/01/16
    0


    5176868          Q99/G01             F           71,000.00         ZZ
                                         180         70,768.60          1
                                       6.625            623.38         61
                                       6.375            623.38
    GARDNER          MA   01440          5            07/30/01         00
    0433040979                           05           09/01/01          0
    1                                    O            08/01/16
    0


    5178663          964/G01             F          330,000.00         ZZ
                                         180        330,000.00          1
                                       7.000          2,966.14         48
                                       6.750          2,966.14
    SAN JOSE         CA   95129          2            08/02/01         00
    0433116720                           05           10/01/01          0
    400136752                            O            09/01/16
    0


    5180178          964/G01             F          388,000.00         ZZ
                                         180        388,000.00          1
                                       6.750          3,433.45         41
                                       6.500          3,433.45
1


    KENTFIELD        CA   94901          5            07/27/01         00
    0433049988                           05           10/01/01          0
    134013                               O            09/01/16
    0


    5182168          664/G01             F          312,809.00         ZZ
                                         180        309,627.96          1
                                       6.750          2,768.08         78
                                       6.500          2,768.08
    DALLAS           TX   75230          2            05/17/01         00
    0432972313                           05           07/01/01          0
    8107823                              O            06/01/16
    0


    5182792          E11/G01             F          332,000.00         ZZ
                                         180        330,929.60          1
                                       6.750          2,937.90         43
                                       6.500          2,937.90
    EDEN PRAIRIE     MN   55437          2            07/25/01         00
    0433056413                           05           09/01/01          0
    0010001031272                        O            08/01/16
    0


    5182977          025/025             F          348,500.00         ZZ
                                         180        344,768.35          1
                                       6.000          2,940.85         78
                                       5.750          2,940.85
    HEATH            TX   75032          2            05/02/01         00
    0139086383                           05           07/01/01          0
    0139086383                           O            06/01/16
    0


    5183237          025/025             F          396,000.00         ZZ
                                         180        385,281.73          1
                                       6.750          3,504.24         53
                                       6.500          3,504.24
    NASHVILLE        TN   37204          2            05/03/01         00
    0025817693                           05           07/01/01          0
    0025817693                           O            06/01/16
    0


    5184971          E22/G01             F          143,450.00         ZZ
                                         180        142,997.42          1
                                       7.000          1,289.37         75
                                       6.750          1,289.37
    COCONUT CREEK    FL   33073          2            07/17/01         00
    0412646309                           03           09/01/01          0
    0412646309                           O            08/01/16
    0
1




    5184984          E22/G01             F          368,500.00         ZZ
                                         180        367,311.92          1
                                       6.750          3,260.89         59
                                       6.500          3,260.89
    FRESNO           CA   93711          2            07/11/01         00
    0412735045                           05           09/01/01          0
    0412735045                           O            08/01/16
    0


    5185016          E22/G01             F          318,000.00         ZZ
                                         180        316,974.74          1
                                       6.750          2,814.01         57
                                       6.500          2,814.01
    FRESNO           CA   93711          2            07/15/01         00
    0412789182                           05           09/01/01          0
    0412789182                           O            08/01/16
    0


    5185088          E22/G01             F          316,000.00         ZZ
                                         180        314,981.19          1
                                       6.750          2,796.31         65
                                       6.500          2,796.31
    EDMONDS          WA   98020          2            07/17/01         00
    0412844094                           05           09/01/01          0
    0412844094                           O            08/01/16
    0


    5191068          964/G01             F          300,000.00         ZZ
                                         180        300,000.00          1
                                       7.000          2,696.48         76
                                       6.750          2,696.48
    SACRAMENTO       CA   95831          5            08/08/01         00
    0433098076                           05           10/01/01          0
    136985                               O            09/01/16
    0


    5191570          S43/G01             F          355,000.00         ZZ
                                         180        353,855.45          1
                                       6.750          3,141.43         46
                                       6.500          3,141.43
    SANTA FE         NM   87501          2            07/27/01         00
    0433078557                           05           09/01/01          0
    011042                               O            08/01/16
    0


    5193185          883/G01             F           50,000.00         ZZ
                                         180         49,847.33          1
1


                                       7.375            459.96         19
                                       7.125            459.96
    WELLINGTON       FL   33467          1            08/01/01         00
    0433102431                           03           09/01/01          0
    05013208                             O            08/01/16
    0


    5194269          E22/G01             F          550,000.00         T
                                         180        548,207.49          1
                                       6.625          4,828.97         50
                                       6.375          4,828.97
    MACKINAC ISLAND  MI   49757          1            07/24/01         00
    0412747149                           05           09/01/01          0
    0412747149                           O            08/01/16
    0


    5195143          H12/G01             F          453,350.00         ZZ
                                         180        451,950.53          1
                                       7.250          4,138.46         80
                                       7.000          4,138.46
    OVERLAND PARK    KS   66223          1            07/09/01         00
    0433036498                           03           09/01/01          0
    0800013773955                        O            08/01/16
    0


    5197187          E33/G01             F          400,000.00         ZZ
                                         180        398,724.25          1
                                       6.875          3,567.42         54
                                       6.625          3,567.42
    LAKE FOREST      IL   60045          2            07/11/01         00
    0433014842                           03           09/01/01          0
    BERARD                               O            08/01/16
    0


    5198026          T44/G01             F          460,000.00         ZZ
                                         180        458,532.89          1
                                       6.875          4,102.53         69
                                       6.625          4,102.53
    CHATTANOOGA      TN   37405          2            07/27/01         00
    0433054400                           05           09/01/01          0
    1018231                              O            08/01/16
    0


    5199559          714/G01             F          424,276.84         ZZ
                                         180        421,562.73          1
                                       6.875          3,783.93         65
                                       6.625          3,783.93
    BROOKFIELD       WI   53003          5            06/22/01         00
    0433055522                           05           08/01/01          0
1


    1                                    O            07/01/16
    0


    5201456          975/G01             F          400,000.00         ZZ
                                         180        400,000.00          1
                                       7.125          3,623.32         68
                                       6.875          3,623.32
    ARCADIA          CA   91007          2            08/20/01         00
    0433148525                           05           10/01/01          0
    2013564                              O            09/01/16
    0


    5202467          E22/G01             F          452,000.00         ZZ
                                         180        450,542.71          1
                                       6.750          3,999.79         80
                                       6.500          3,999.79
    CORPUS CHRISTI   TX   78412          1            07/25/01         00
    0412793937                           03           09/01/01          0
    0412793937                           O            08/01/16
    0


    5202512          E22/G01             F          773,500.00         ZZ
                                         180        771,086.06          1
                                       7.125          7,006.60         65
                                       6.875          7,006.60
    SOUTHLAKE        TX   76092          2            07/20/01         00
    0412832156                           03           09/01/01          0
    0412832156                           O            08/01/16
    0


    5202592          E82/G01             F          701,400.00         ZZ
                                         180        699,234.81          1
                                       7.250          6,402.82         54
                                       7.000          6,402.82
    PAEONIAN SPRING  VA   20129          2            07/23/01         00
    0400454542                           05           09/01/01          0
    2611806                              O            08/01/16
    0


    5203335          E44/G01             F          400,000.00         ZZ
                                         180        398,724.25          1
                                       6.875          3,567.42         42
                                       6.625          3,567.42
    SALT LAKE CITY   UT   84103          2            07/30/01         00
    0433060910                           05           09/01/01          0
    53010128                             O            08/01/16
    0


1


    5203523          E86/G01             F          400,000.00         ZZ
                                         180        397,522.98          1
                                       7.250          3,651.45         57
                                       7.000          3,651.45
    SANTA MONICA     CA   90402          2            06/25/01         00
    0433053006                           01           08/01/01          0
    0000116903                           O            07/01/16
    0


    5206994          956/G01             F          328,500.00         ZZ
                                         180        327,440.88          1
                                       6.750          2,906.93         61
                                       6.500          2,906.93
    MAHWAH           NJ   07430          2            07/10/01         00
    0433014271                           05           09/01/01          0
    911060128                            O            08/01/16
    0


    5207492          286/286             F          379,000.00         ZZ
                                         180        376,575.52          1
                                       6.875          3,380.13         51
                                       6.625          3,380.13
    POTOMAC          MD   20854          5            06/13/01         00
    405032                               05           08/01/01          0
    405032                               O            07/01/16
    0


    5207497          286/286             F          292,330.00         ZZ
                                         180        289,434.07          1
                                       6.750          2,586.86         78
                                       6.500          2,586.86
    BRIDGEWATER      NJ   08836          2            06/13/01         00
    416871                               03           08/01/01          0
    416871                               O            07/01/16
    0


    5207498          286/286             F          550,072.00         ZZ
                                         180        545,157.87          1
                                       6.875          4,905.85         67
                                       6.625          4,905.85
    PRINCETON        NJ   08540          2            06/12/01         00
    400293                               05           08/01/01          0
    400293                               O            07/01/16
    0


    5207501          286/286             F          158,000.00         ZZ
                                         180        157,032.16          1
                                       7.375          1,453.48         70
                                       7.125          1,453.48
1


    SAN GABRIEL      CA   91776          1            06/05/01         00
    342276                               05           08/01/01          0
    342276                               O            07/01/16
    0


    5207505          286/286             F          500,000.00         ZZ
                                         180        496,801.47          1
                                       6.875          4,459.28         38
                                       6.625          4,459.28
    DENVER           CO   80209          5            06/08/01         00
    322222                               05           08/01/01          0
    322222                               O            07/01/16
    0


    5207506          286/286             F          420,000.00         ZZ
                                         180        417,284.14          1
                                       6.750          3,716.62         54
                                       6.500          3,716.62
    ATLANTA          GA   30342          2            06/13/01         00
    381784                               05           08/01/01          0
    381784                               O            07/01/16
    0


    5207507          286/286             F          354,500.00         ZZ
                                         180        352,232.24          1
                                       6.875          3,161.63         66
                                       6.625          3,161.63
    LARKSPUR         CO   80118          5            06/08/01         00
    321953                               05           08/01/01          0
    321953                               O            07/01/16
    0


    5207510          286/286             F          394,000.00         T
                                         180        391,479.56          1
                                       6.875          3,513.91         71
                                       6.625          3,513.91
    OCEAN ISLE BEAC  NC   28469          2            06/08/01         00
    343934                               05           08/01/01          0
    343934                               O            07/01/16
    0


    5207513          286/286             F          325,000.00         ZZ
                                         180        322,852.84          1
                                       6.500          2,831.10         77
                                       6.250          2,831.10
    MOUNT HOLLY      NJ   08060          1            06/14/01         00
    397247                               05           08/01/01          0
    397247                               O            07/01/16
    0
1




    5207514          286/286             F          100,000.00         ZZ
                                         180         99,332.23          1
                                       6.375            864.25         46
                                       6.125            864.25
    MIAMI            FL   33186          1            06/12/01         00
    425477                               05           08/01/01          0
    425477                               O            07/01/16
    0


    5207516          286/286             F          349,000.00         ZZ
                                         180        346,694.11          1
                                       6.875          3,112.58         50
                                       6.625          3,112.58
    AKRON            OH   44319          2            06/13/01         00
    402195                               05           08/01/01          0
    402195                               O            07/01/16
    0


    5207518          286/286             F          511,000.00         ZZ
                                         180        507,624.00          1
                                       6.500          4,451.36         77
                                       6.250          4,451.36
    CASTLE ROCK      CO   80104          2            06/06/01         00
    344871                               05           08/01/01          0
    344871                               O            07/01/16
    0


    5207527          286/286             F          148,000.00         ZZ
                                         180        147,053.25          1
                                       6.875          1,319.94         74
                                       6.625          1,319.94
    WHITTIER         CA   90604          2            06/04/01         00
    9856859                              05           08/01/01          0
    9856859                              O            07/01/16
    0


    5207530          286/286             F          139,000.00         ZZ
                                         180        138,110.80          1
                                       6.875          1,239.68         65
                                       6.625          1,239.68
    CANYON COUNTRY   CA   91351          2            06/05/01         00
    9857014                              05           08/01/01          0
    9857014                              O            07/01/16
    0


    5211095          B98/G01             F          350,000.00         ZZ
                                         180        350,000.00          1
1


                                       6.875          3,121.49         67
                                       6.625          3,121.49
    SANTA CLARA      CA   95051          2            08/01/01         00
    0433098852                           05           10/01/01          0
    102012                               O            09/01/16
    0


    5212053          E82/G01             F          353,700.00         ZZ
                                         180        352,620.01          1
                                       7.375          3,253.77         90
                                       7.125          3,253.77
    WESTBURY         NY   11590          2            07/24/01         04
    0400461372                           05           09/01/01         12
    1989739                              O            08/01/16
    0


    5213599          964/G01             F          420,000.00         ZZ
                                         180        420,000.00          1
                                       6.750          3,716.62         40
                                       6.500          3,716.62
    LARKSPUR         CA   94939          5            08/15/01         00
    0433122389                           05           10/01/01          0
    137140                               O            09/01/16
    0


    5213604          A06/G01             F          678,000.00         ZZ
                                         180        678,000.00          1
                                       6.750          5,999.69         52
                                       6.500          5,999.69
    ORCHARD LAKE     MI   48323          2            08/08/01         00
    0433113313                           05           10/01/01          0
    001000010012829                      O            09/01/16
    0


    5214815          964/G01             F          332,000.00         ZZ
                                         180        332,000.00          1
                                       6.875          2,960.96         80
                                       6.625          2,960.96
    PORTLAND         OR   97229          2            08/03/01         00
    0433075496                           03           10/01/01          0
    133452                               O            09/01/16
    0


    5219861          E22/G01             F          255,000.00         ZZ
                                         180        254,177.86          1
                                       6.750          2,256.52         32
                                       6.500          2,256.52
    KEY BISCAYNE     FL   33149          2            07/23/01         00
    0412761827                           05           09/01/01          0
1


    0412761827                           O            08/01/16
    0


    5219879          E22/G01             F          332,000.00         ZZ
                                         120        330,028.54          1
                                       6.500          3,769.79         58
                                       6.250          3,769.79
    CORAL SPRINGS    FL   33067          2            07/23/01         00
    0412793176                           05           09/01/01          0
    0412793176                           O            08/01/11
    0


    5225058          U43/G01             F          380,000.00         ZZ
                                         180        378,788.03          1
                                       6.875          3,389.05         80
                                       6.625          3,389.05
    MISSOULA         MT   59808          1            07/25/01         00
    0433102324                           05           09/01/01          0
    0350110                              O            08/01/16
    0


    5225370          757/G01             F          600,000.00         ZZ
                                         180        600,000.00          1
                                       7.125          5,434.99         71
                                       6.875          5,434.99
    HIGHWOOD         IL   60040          2            08/09/01         00
    0433099124                           03           10/01/01          0
    4KIMSUN2                             O            09/01/16
    0


    5228838          E22/G01             F          119,200.00         ZZ
                                         120        118,487.33          1
                                       6.375          1,345.92         15
                                       6.125          1,345.92
    WESTON           FL   33331          2            07/24/01         00
    0412827800                           03           09/01/01          0
    0412827800                           O            08/01/11
    0


    5231265          S43/G01             F          400,000.00         ZZ
                                         180        400,000.00          1
                                       7.000          3,595.31         35
                                       6.750          3,595.31
    CORRALES         NM   87048          5            08/02/01         00
    0433114725                           05           10/01/01          0
    010479                               O            09/01/16
    0


1


    5235269          994/994             F          500,000.00         ZZ
                                         180        495,239.92          1
                                       7.000          4,494.14         30
                                       6.750          4,494.14
    OCONOMOWOC       WI   53066          2            05/26/01         00
    0080559469                           05           07/01/01          0
    0080559469                           O            06/01/16
    0


    5235270          994/994             F          330,000.00         ZZ
                                         180        326,925.40          1
                                       7.250          3,012.45         75
                                       7.000          3,012.45
    RANCHO SANTA MA  CA   92688          2            05/22/01         00
    0080635260                           05           07/01/01          0
    0080635260                           O            06/01/16
    0


    5235271          994/994             F          429,500.00         ZZ
                                         180        426,840.29          1
                                       7.250          3,920.75         77
                                       7.000          3,920.75
    NORTH CANTON     OH   44709          2            06/21/01         00
    0080661548                           05           08/01/01          0
    0080661548                           O            07/01/16
    0


    5235272          994/994             F          445,000.00         ZZ
                                         180        442,183.89          1
                                       7.000          3,999.79         77
                                       6.750          3,999.79
    LAS VEGAS        NV   89135          2            06/05/01         00
    0217308331                           03           08/01/01          0
    0217308331                           O            07/01/16
    0


    5235273          994/994             F          331,000.00         ZZ
                                         180        326,786.15          1
                                       7.000          2,975.12         73
                                       6.750          2,975.12
    SANTA CLARITA    CA   91321          2            04/02/01         00
    0218071201                           05           06/01/01          0
    0218071201                           O            05/01/16
    0


    5235274          994/994             F          378,650.00         ZZ
                                         180        373,999.49          1
                                       6.875          3,377.01         69
                                       6.625          3,377.01
1


    BETHESDA         MD   20817          2            05/23/01         00
    0218219792                           05           07/01/01          0
    0218219792                           O            06/01/16
    0


    5235275          994/994             F          345,000.00         ZZ
                                         180        340,908.52          1
                                       7.000          3,100.96         52
                                       6.750          3,100.96
    MIAMI            FL   33158          2            05/30/01         00
    0218316044                           05           07/01/01          0
    0218316044                           O            06/01/16
    0


    5235276          994/994             F          385,750.00         ZZ
                                         180        383,308.86          1
                                       7.000          3,467.23         74
                                       6.750          3,467.23
    HENDERSON        NV   89014          1            06/14/01         00
    0218366270                           03           08/01/01          0
    0218366270                           O            07/01/16
    0


    5235277          994/994             F          359,000.00         ZZ
                                         180        356,776.86          1
                                       7.250          3,277.18         64
                                       7.000          3,277.18
    ROCKVILLE        MD   20850          2            06/13/01         00
    0218372401                           05           08/01/01          0
    0218372401                           O            07/01/16
    0


    5235278          994/994             F          396,550.00         ZZ
                                         180        394,013.26          1
                                       6.875          3,536.65         76
                                       6.625          3,536.65
    APPLE VALLY      CA   92307          2            06/21/01         00
    0218394256                           05           08/01/01          0
    0218394256                           O            07/01/16
    0


    5235279          994/994             F          500,000.00         ZZ
                                         180        498,456.52          1
                                       7.250          4,564.31         68
                                       7.000          4,564.31
    GLASTONBURY      CT   06033          2            07/03/01         00
    0218451015                           05           09/01/01          0
    0218451015                           O            08/01/16
    0
1




    5235280          994/994             F          650,000.00         ZZ
                                         180        641,900.85          1
                                       7.250          5,933.61         42
                                       7.000          5,933.61
    BROOKLYN         NY   11210          2            04/23/01         00
    0402390219                           05           06/01/01          0
    0402390219                           O            05/01/16
    0


    5235281          994/994             F          287,000.00         ZZ
                                         180        285,708.35          1
                                       7.125          2,599.74         69
                                       6.875          2,599.74
    HOLLIDAYSBURG    PA   16648          1            06/28/01         00
    0402724966                           05           09/01/01          0
    0402724966                           O            08/01/16
    0


    5235282          994/994             F          567,200.00         ZZ
                                         180        563,532.29          1
                                       6.750          5,019.21         62
                                       6.500          5,019.21
    BILLINGS         MT   59106          2            06/08/01         00
    0402886464                           05           08/01/01          0
    0402886464                           O            07/01/16
    0


    5235283          994/994             F          427,400.00         ZZ
                                         180        424,724.42          1
                                       7.125          3,871.52         78
                                       6.875          3,871.52
    WEST MONROE      LA   71291          1            06/22/01         00
    0402892021                           05           08/01/01          0
    0402892021                           O            07/01/16
    0


    5235284          994/994             F          509,000.00         ZZ
                                         180        505,683.11          1
                                       6.875          4,539.54         55
                                       6.625          4,539.54
    NEW LONDON       NC   28127          4            06/05/01         00
    0403064939                           03           08/01/01          0
    0403064939                           O            07/01/16
    0


    5235286          994/994             F          325,000.00         ZZ
                                         180        323,974.64          1
1


                                       7.000          2,921.19         56
                                       6.750          2,921.19
    MISSION VIEJO    CA   92692          5            06/26/01         00
    0403076668                           03           08/01/01          0
    0403076668                           O            07/01/16
    0


    5235289          994/994             F          325,000.00         ZZ
                                         180        323,009.18          1
                                       7.375          2,989.76         74
                                       7.125          2,989.76
    ALLENDALE        NJ   07401          5            06/12/01         00
    1000280746                           05           08/01/01          0
    1000280746                           O            07/01/16
    0


    5235290          994/994             F          405,000.00         ZZ
                                         180        401,102.63          1
                                       6.875          3,612.02         74
                                       6.625          3,612.02
    LINCOLN          RI   02865          2            05/07/01         00
    1000297578                           05           07/01/01          0
    1000297578                           O            06/01/16
    0


    5235291          994/994             F          360,000.00         ZZ
                                         180        357,721.79          1
                                       7.000          3,235.79         72
                                       6.750          3,235.79
    MORGANVILLE      NJ   07751          2            06/01/01         00
    1000312270                           05           08/01/01          0
    1000312270                           O            07/01/16
    0


    5236698          964/G01             F          336,000.00         ZZ
                                         180        336,000.00          1
                                       6.875          2,996.63         78
                                       6.625          2,996.63
    ALAMEDA          CA   94501          2            08/07/01         00
    0433098662                           05           10/01/01          0
    136342                               O            09/01/16
    0


    5237856          E22/G01             F          359,900.00         ZZ
                                         180        358,739.65          1
                                       6.750          3,184.79         60
                                       6.500          3,184.79
    SUGAR LAND       TX   77479          2            07/26/01         00
    0412788473                           03           09/01/01          0
1


    0412788473                           O            08/01/16
    0


    5237887          E22/G01             F          349,200.00         ZZ
                                         180        348,074.15          1
                                       6.750          3,090.10         43
                                       6.500          3,090.10
    FORT LAUDERDALE  FL   33308          2            07/26/01         00
    0412818551                           05           09/01/01          0
    0412818551                           O            08/01/16
    0


    5237894          E22/G01             F          317,000.00         ZZ
                                         180        315,988.97          1
                                       6.875          2,827.18         10
                                       6.625          2,827.18
    NEWPORT BEACH    CA   92663          2            07/15/01         00
    0412823312                           05           09/01/01          0
    0412823312                           O            08/01/16
    0


    5238005          E22/G01             F          298,000.00         ZZ
                                         180        297,070.00          1
                                       7.125          2,699.38         73
                                       6.875          2,699.38
    ROUND ROCK       TX   78664          5            07/26/01         00
    0412863862                           05           09/01/01          0
    0412863862                           O            08/01/16
    0


    5238042          E22/G01             F          488,200.00         ZZ
                                         180        486,642.95          1
                                       6.875          4,354.03         67
                                       6.625          4,354.03
    WEST PALM BEACH  FL   33411          2            07/26/01         00
    0412879868                           03           09/01/01          0
    0412879868                           O            08/01/16
    0


    5238957          E82/G01             F          329,000.00         ZZ
                                         180        329,000.00          1
                                       6.875          2,934.20         69
                                       6.625          2,934.20
    LOS ANGELES      CA   90045          2            08/06/01         00
    0400454658                           05           10/01/01          0
    0400454658                           O            09/01/16
    0


1


    5239824          B60/G01             F          141,000.00         ZZ
                                         180        139,834.45          1
                                       7.375          1,297.09         74
                                       7.125          1,297.09
    HUNTINGTON BEAC  CA   92647          2            06/14/01         00
    0433119237                           01           08/01/01          0
    336479                               O            07/01/16
    0


    5241479          964/G01             F          505,000.00         ZZ
                                         180        505,000.00          1
                                       6.875          4,503.87         68
                                       6.625          4,503.87
    SAN JOSE         CA   95129          2            08/14/01         00
    0433102332                           05           10/01/01          0
    139352                               O            09/01/16
    0


    5242853          A13/G01             F          367,500.00         ZZ
                                         180        365,123.63          1
                                       6.750          3,252.04         52
                                       6.500          3,252.04
    SAMMAMISH        WA   98074          5            06/01/01         00
    0433059383                           05           08/01/01          0
    998313813                            O            07/01/16
    0


    5244148          893/G01             F          399,000.00         ZZ
                                         180        399,000.00          1
                                       6.875          3,558.50         60
                                       6.625          3,558.50
    SAN FRANCISCO    CA   94112          5            08/10/01         00
    0433124534                           05           10/01/01          0
    M10803071                            O            09/01/16
    0


    5246458          E22/G01             F          232,500.00         ZZ
                                         180        231,774.41          1
                                       7.125          2,106.06         75
                                       6.875          2,106.06
    ALBUQUERQUE      NM   87111          1            07/31/01         00
    0412870537                           05           09/01/01          0
    0412870537                           O            08/01/16
    0


    5246883          B60/G01             F          205,000.00         ZZ
                                         180        204,339.07          1
                                       6.750          1,814.06         74
                                       6.500          1,814.06
1


    ROCKVILLE        MD   20852          1            07/24/01         00
    0433085768                           01           09/01/01          0
    340778                               O            08/01/16
    0


    5248713          E82/G01             F          312,000.00         ZZ
                                         180        312,000.00          1
                                       7.000          2,804.34         72
                                       6.750          2,804.34
    BROOKLYN         NY   11209          2            08/01/01         00
    0400440699                           05           10/01/01          0
    0400440699                           O            09/01/16
    0


    5248756          E22/G01             F          328,000.00         ZZ
                                         180        326,953.89          1
                                       6.875          2,925.28         51
                                       6.625          2,925.28
    INCLINE VILLAGE  NV   89451          5            07/24/01         00
    0412836819                           01           09/01/01          0
    0412836819                           O            08/01/16
    0


    5249180          E86/G01             F          352,600.00         ZZ
                                         180        352,600.00          1
                                       7.000          3,169.27         75
                                       6.750          3,169.27
    BOERNE           TX   78015          2            08/07/01         00
    0433106838                           03           10/01/01          0
    0000124377                           O            09/01/16
    0


    5253711          461/G01             F          400,000.00         ZZ
                                         180        398,765.21          1
                                       7.250          3,651.46         24
                                       7.000          3,651.46
    CARLSBAD         CA   92008          2            07/16/01         00
    0433077435                           03           09/01/01          0
    9030697429                           O            08/01/16
    0


    5253713          461/G01             F          650,000.00         ZZ
                                         180        647,926.90          1
                                       6.875          5,797.06         68
                                       6.625          5,797.06
    HERMOSA BEACH    CA   90254          2            07/24/01         00
    0433030947                           05           09/01/01          0
    9030643621                           O            08/01/16
    0
1




    5253714          461/G01             F          430,000.00         ZZ
                                         180        430,000.00          1
                                       7.000          3,864.97         66
                                       6.750          3,864.97
    MILPITAS         CA   95035          5            07/26/01         00
    0433030798                           05           10/01/01          0
    9030703599                           O            09/01/16
    0


    5253715          461/G01             F          613,000.00         ZZ
                                         180        611,023.63          1
                                       6.750          5,424.50         43
                                       6.500          5,424.50
    LA JOLLA         CA   92037          5            07/23/01         00
    0433036613                           05           09/01/01          0
    9030693832                           O            08/01/16
    0


    5253716          461/G01             F          390,000.00         ZZ
                                         180        388,782.88          1
                                       7.125          3,532.75         80
                                       6.875          3,532.75
    DANA POINT       CA   92629          5            07/16/01         00
    0433029741                           05           09/01/01          0
    9030595573                           O            08/01/16
    0


    5253717          461/G01             F          370,000.00         ZZ
                                         180        368,832.66          1
                                       7.000          3,325.67         62
                                       6.750          3,325.67
    VILLA PARK       CA   92861          2            07/13/01         00
    0433077450                           05           09/01/01          0
    9030632657                           O            08/01/16
    0


    5253718          461/G01             F          496,000.00         ZZ
                                         180        494,452.07          1
                                       7.125          4,492.93         80
                                       6.875          4,492.93
    SAN FRANCISCO    CA   94121          2            07/12/01         00
    0433077476                           05           09/01/01          0
    9030675755                           O            08/01/16
    0


    5253719          461/G01             F          450,000.00         ZZ
                                         180        450,000.00          1
1


                                       6.875          4,013.35         63
                                       6.625          4,013.35
    WALNUT           CA   91789          2            07/26/01         00
    0433030418                           05           10/01/01          0
    9030735369                           O            09/01/16
    0


    5253720          461/G01             F          384,000.00         ZZ
                                         180        382,801.60          1
                                       7.125          3,478.40         80
                                       6.875          3,478.40
    SAN CLEMENTE     CA   92673          5            07/13/01         00
    0433035151                           03           09/01/01          0
    9030690622                           O            08/01/16
    0


    5253721          461/G01             F          400,000.00         ZZ
                                         180        398,751.67          1
                                       7.125          3,623.33         80
                                       6.875          3,623.33
    SIMI VALLEY      CA   93063          2            07/16/01         00
    0433077492                           05           09/01/01          0
    9030691950                           O            08/01/16
    0


    5253722          461/G01             F          390,900.00         ZZ
                                         180        389,680.07          1
                                       7.125          3,540.90         74
                                       6.875          3,540.90
    VENTURA          CA   93001          2            07/16/01         00
    0433077518                           05           09/01/01          0
    9030675581                           O            08/01/16
    0


    5253932          405/405             F          400,000.00         ZZ
                                         180        397,522.98          1
                                       7.250          3,651.45         61
                                       6.750          3,651.45
    LEAWOOD          KS   66224          1            06/22/01         00
    0012184198                           03           08/01/01          0
    0012184198                           O            07/01/16
    0


    5253933          405/405             F          450,000.00         ZZ
                                         180        447,169.62          1
                                       7.375          4,139.66         35
                                       6.875          4,139.66
    MOUNTAIN VIEW    CA   94040          5            06/06/01         00
    0012233623                           05           08/01/01          0
1


    0012233623                           O            07/01/16
    0


    5253934          405/405             F          500,000.00         ZZ
                                         180        496,766.83          1
                                       6.750          4,424.55         47
                                       6.500          4,424.55
    WESTLAKE         TX   76262          1            06/29/01         00
    0012267225                           03           08/01/01          0
    0012267225                           O            07/01/16
    0


    5253935          405/405             F          320,250.00         ZZ
                                         180        318,201.34          1
                                       6.875          2,856.17         52
                                       6.500          2,856.17
    VIENNA           VA   22181          2            06/22/01         00
    0012275442                           05           08/01/01          0
    0012275442                           O            07/01/16
    0


    5253936          405/405             F          390,000.00         ZZ
                                         180        387,505.15          1
                                       6.875          3,478.24         80
                                       6.500          3,478.24
    MOUNT VERNON     TX   75457          1            07/05/01         00
    0012291340                           05           08/01/01          0
    0012291340                           O            07/01/16
    0


    5253937          405/405             F          363,750.00         ZZ
                                         180        361,871.87          1
                                       7.000          3,269.49         75
                                       6.500          3,269.49
    DALY CITY        CA   94015          5            07/06/01         00
    0017443482                           05           09/01/01          0
    0017443482                           O            08/01/16
    0


    5253939          405/405             F          554,000.00         ZZ
                                         180        552,308.41          1
                                       7.375          5,096.38         79
                                       6.875          5,096.38
    LOS ANGELES      CA   90066          2            07/12/01         00
    0017512138                           05           09/01/01          0
    0017512138                           O            08/01/16
    0


1


    5253940          405/405             F          462,000.00         ZZ
                                         180        460,526.51          1
                                       6.875          4,120.37         65
                                       6.500          4,120.37
    LIVERMORE        CA   94550          2            07/05/01         00
    0017524943                           03           09/01/01          0
    0017524943                           O            08/01/16
    0


    5253941          405/405             F          455,000.00         ZZ
                                         180        453,580.02          1
                                       7.125          4,121.54         74
                                       6.625          4,121.54
    NORTH POTOMAC    MD   20878          5            07/09/01         00
    0017536046                           03           09/01/01          0
    0017536046                           O            08/01/16
    0


    5253942          405/405             F          110,000.00         ZZ
                                         180        109,649.17          1
                                       6.875            981.04         26
                                       6.500            981.04
    LAGUNA NIGUEL    CA   92677          2            07/10/01         00
    0017537515                           05           09/01/01          0
    0017537515                           O            08/01/16
    0


    5253943          405/405             F          393,000.00         ZZ
                                         180        391,732.93          1
                                       6.750          3,477.70         44
                                       6.500          3,477.70
    MILL VALLEY      CA   94941          2            07/05/01         00
    0017552647                           05           09/01/01          0
    0017552647                           O            08/01/16
    0


    5253944          405/405             F          410,000.00         ZZ
                                         180        408,706.47          1
                                       7.000          3,685.20         62
                                       6.500          3,685.20
    SAN CLEMENTE     CA   92673          2            07/13/01         00
    0017556804                           05           09/01/01          0
    0017556804                           O            08/01/16
    0


    5253945          405/405             F          324,000.00         ZZ
                                         180        322,999.82          1
                                       7.250          2,957.68         71
                                       6.750          2,957.68
1


    OAK HILL         VA   20171          2            07/10/01         00
    0017571019                           05           09/01/01          0
    0017571019                           O            08/01/16
    0


    5253947          405/405             F          400,000.00         ZZ
                                         180        398,751.67          1
                                       7.125          3,623.33         35
                                       6.625          3,623.33
    GLEN ELLYN       IL   60137          1            07/13/01         00
    0017583634                           05           09/01/01          0
    0017583634                           O            08/01/16
    0


    5253948          405/405             F          425,000.00         ZZ
                                         180        423,673.65          1
                                       7.125          3,849.79         66
                                       6.625          3,849.79
    SAN RAFAEL       CA   94903          2            07/09/01         00
    0017585639                           05           09/01/01          0
    0017585639                           O            08/01/16
    0


    5253949          405/405             F          320,000.00         ZZ
                                         180        319,044.11          1
                                       7.625          2,989.22         59
                                       7.125          2,989.22
    WESTON           MA   02493          2            07/12/01         00
    0017590118                           05           09/01/01          0
    0017590118                           O            08/01/16
    0


    5253950          405/405             F          540,000.00         ZZ
                                         180        538,221.02          1
                                       6.500          4,703.98         30
                                       6.250          4,703.98
    SARATOGA         CA   95070          2            07/05/01         00
    0017591090                           05           09/01/01          0
    0017591090                           O            08/01/16
    0


    5253951          405/405             F          500,000.00         ZZ
                                         180        498,405.31          1
                                       6.875          4,459.27         54
                                       6.500          4,459.27
    LOS ANGELES      CA   90049          1            07/17/01         00
    0017594508                           05           09/01/01          0
    0017594508                           O            08/01/16
    0
1




    5253952          405/405             F          580,000.00         ZZ
                                         180        578,109.71          1
                                       6.625          5,092.37         48
                                       6.375          5,092.37
    SAN DIEGO        CA   92014          1            07/05/01         00
    0017594656                           05           09/01/01          0
    0017594656                           O            08/01/16
    0


    5253953          405/405             F          573,000.00         ZZ
                                         180        571,172.48          1
                                       6.875          5,110.33         43
                                       6.500          5,110.33
    BEVERLY HILLS    CA   90212          2            07/12/01         00
    0017595372                           05           09/01/01          0
    0017595372                           O            08/01/16
    0


    5253954          405/405             F          388,000.00         ZZ
                                         180        386,762.52          1
                                       6.875          3,460.40         66
                                       6.500          3,460.40
    WALNUT           CA   91789          1            07/11/01         00
    0017595489                           05           09/01/01          0
    0017595489                           O            08/01/16
    0


    5253955          405/405             F          442,000.00         ZZ
                                         180        440,590.29          1
                                       6.875          3,942.00         52
                                       6.500          3,942.00
    LOS ANGELES      CA   91604          2            07/11/01         00
    0017596057                           05           09/01/01          0
    0017596057                           O            08/01/16
    0


    5253956          405/405             F          635,000.00         ZZ
                                         180        632,996.61          1
                                       7.000          5,707.56         51
                                       6.500          5,707.56
    SANTA MONICA     CA   90402          2            07/10/01         00
    0017598368                           05           09/01/01          0
    0017598368                           O            08/01/16
    0


    5253957          405/405             F          345,000.00         ZZ
                                         180        342,976.56          1
1


                                       6.875          3,076.90         35
                                       6.500          3,076.90
    ALAMO            CA   94507          2            07/12/01         00
    0017604232                           05           09/01/01          0
    0017604232                           O            08/01/16
    0


    5253958          405/405             F          368,000.00         ZZ
                                         180        366,888.51          1
                                       7.500          3,411.41         53
                                       7.000          3,411.41
    SAN JOSE         CA   95127          5            07/09/01         00
    0017606419                           05           09/01/01          0
    0017606419                           O            08/01/16
    0


    5253959          405/405             F          412,000.00         ZZ
                                         180        410,714.22          1
                                       7.125          3,732.03         80
                                       6.625          3,732.03
    SAN MATEO        CA   94404          1            07/12/01         00
    0017607946                           01           09/01/01          0
    0017607946                           O            08/01/16
    0


    5253960          405/405             F          314,000.00         ZZ
                                         180        312,998.53          1
                                       6.875          2,800.43         55
                                       6.500          2,800.43
    OJAI             CA   93023          2            07/19/01         00
    0017609033                           05           09/01/01          0
    0017609033                           O            08/01/16
    0


    5253961          405/405             F          183,000.00         ZZ
                                         180        182,397.08          1
                                       6.500          1,594.13         51
                                       6.250          1,594.13
    SAN FRANCISCO    CA   94134          2            07/02/01         00
    0019886670                           05           09/01/01          0
    0019886670                           O            08/01/16
    0


    5253964          405/405             F          245,350.00         ZZ
                                         180        244,575.93          1
                                       7.000          2,205.28         80
                                       6.500          2,205.28
    NAPLES           FL   34109          2            07/13/01         00
    0017533852                           03           09/01/01          0
1


    0017533852                           O            08/01/16
    0


    5253966          405/405             F          650,000.00         ZZ
                                         180        647,971.47          1
                                       7.125          5,887.91         70
                                       6.500          5,887.91
    LOS ALTOS        CA   94024          1            07/12/01         00
    0017581372                           05           09/01/01          0
    0017581372                           O            08/01/16
    0


    5253967          405/405             F          296,000.00         ZZ
                                         180        294,995.83          1
                                       6.875          2,639.89         60
                                       6.500          2,639.89
    LOS ANGELES      CA   91325          2            07/13/01         00
    0017590464                           05           09/01/01          0
    0017590464                           O            08/01/16
    0


    5253968          405/405             F          640,000.00         ZZ
                                         180        637,914.17          1
                                       6.625          5,619.16         71
                                       6.375          5,619.16
    CHESTERFIELD     MO   63005          2            07/20/01         00
    0017596446                           05           09/01/01          0
    0017596446                           O            08/01/16
    0


    5253969          405/405             F          551,000.00         ZZ
                                         180        549,223.52          1
                                       6.750          4,875.86         53
                                       6.500          4,875.86
    CAMARILLO        CA   93012          2            07/13/01         00
    0017608522                           03           09/01/01          0
    0017608522                           O            08/01/16
    0


    5253970          405/405             F          103,000.00         ZZ
                                         180        102,682.04          1
                                       7.250            940.25         43
                                       6.500            940.25
    JACKSONVILLE     FL   32223          5            07/18/01         00
    0017611302                           05           09/01/01          0
    0017611302                           O            08/01/16
    0


1


    5253971          405/405             F          390,500.00         ZZ
                                         180        389,294.54          1
                                       7.250          3,564.73         80
                                       6.500          3,564.73
    SOUTHWEST RANCH  FL   33331          2            07/20/01         00
    0017615311                           05           09/01/01          0
    0017615311                           O            08/01/16
    0


    5253972          405/405             F          325,000.00         ZZ
                                         180        323,702.17          1
                                       6.750          2,875.96         64
                                       6.500          2,875.96
    SAINT HELENA     CA   94574          5            07/11/01         00
    0019864131                           05           09/01/01          0
    0019864131                           O            08/01/16
    0


    5253973          405/405             F          335,000.00         ZZ
                                         180        333,931.55          1
                                       6.875          2,987.72         67
                                       6.500          2,987.72
    VENTURA          CA   93003          5            07/06/01         00
    0019892132                           05           09/01/01          0
    0019892132                           O            08/01/16
    0


    5253974          405/405             F          342,750.00         ZZ
                                         180        341,656.84          1
                                       6.875          3,056.83         75
                                       6.500          3,056.83
    MONTEREY PARK    CA   91755          1            07/10/01         00
    0019900075                           05           09/01/01          0
    0019900075                           O            08/01/16
    0


    5253975          405/405             F          301,925.00         ZZ
                                         180        300,919.59          1
                                       6.375          2,609.39         61
                                       6.125          2,609.39
    DALY CITY        CA   94015          2            07/13/01         00
    0019902238                           05           09/01/01          0
    0019902238                           O            08/01/16
    0


    5253976          405/405             F          395,850.00         ZZ
                                         180        394,587.48          1
                                       6.875          3,530.41         65
                                       6.500          3,530.41
1


    IRVINE           CA   92614          1            07/10/01         00
    0019902675                           03           09/01/01          0
    0019902675                           O            08/01/16
    0


    5258992          964/G01             F          338,000.00         ZZ
                                         180        338,000.00          1
                                       6.875          3,014.47         40
                                       6.625          3,014.47
    LAGUNA BEACH     CA   92651          2            08/20/01         00
    0433128097                           05           10/01/01          0
    140044                               O            09/01/16
    0


    5261617          H22/G01             F          152,450.00         ZZ
                                         180        152,450.00          3
                                       6.875          1,359.63         32
                                       6.625          1,359.63
    ASTORIA          NY   11105          2            08/09/01         00
    0433106713                           05           10/01/01          0
    0006031                              O            09/01/16
    0


    5261993          225/G01             F          650,000.00         ZZ
                                         180        647,926.91          1
                                       6.875          5,797.05         73
                                       6.625          5,797.05
    WEST DES MOINES  IA   50226          5            06/26/01         00
    0433106705                           03           09/01/01          0
    8463778                              O            08/01/16
    0


    5265498          E22/G01             F          337,500.00         ZZ
                                         180        336,435.20          1
                                       7.000          3,033.55         75
                                       6.750          3,033.55
    FAIR OAKS        CA   95628          5            07/25/01         00
    0412766966                           05           09/01/01          0
    0412766966                           O            08/01/16
    0


    5267530          E22/G01             F          235,000.00         ZZ
                                         180        234,266.61          1
                                       7.125          2,128.70         66
                                       6.875          2,128.70
    CANTON TWP.      MI   48187          2            07/30/01         00
    0412874679                           05           09/01/01          0
    0412874679                           O            08/01/16
    0
1




    5267531          E22/G01             F          640,000.00         ZZ
                                         180        637,980.83          1
                                       7.000          5,752.50         59
                                       6.750          5,752.50
    SPRING           TX   77379          2            07/27/01         00
    0412874695                           03           09/01/01          0
    0412874695                           O            08/01/16
    0


    5269973          F97/F97             F          635,000.00         ZZ
                                         180        631,024.80          1
                                       7.125          5,752.03         77
                                       6.875          5,752.03
    GLENCOE          IL   60022          2            06/01/01         00
    8000088134                           05           08/01/01          0
    8000088134                           O            07/01/16
    0


    5272012          964/G01             F          565,000.00         ZZ
                                         180        565,000.00          1
                                       6.875          5,038.98         76
                                       6.625          5,038.98
    SAN JOSE         CA   95129          2            08/15/01         00
    0433112497                           05           10/01/01          0
    139072                               O            09/01/16
    0


    5275283          624/G01             F          346,000.00         ZZ
                                         180        346,000.00          1
                                       6.750          3,061.79         52
                                       6.500          3,061.79
    CARLSBAD         CA   92009          2            08/13/01         00
    0433131844                           05           10/01/01          0
    36300110056F                         O            09/01/16
    0


    5275758          E22/G01             F          370,000.00         ZZ
                                         180        368,819.93          1
                                       6.875          3,299.86         50
                                       6.625          3,299.86
    WOODINVILLE      WA   98072          5            07/31/01         00
    0412843153                           03           09/01/01          0
    0412843153                           O            08/01/16
    0


    5276083          J95/J95             F          400,000.00         T
                                         180        398,710.36          1
1


                                       6.750          3,539.64         56
                                       6.500          3,539.64
    COROLLA          NC   27927          2            07/27/01         00
    0018427229                           03           09/01/01          0
    0018427229                           O            08/01/16
    0


    5276084          J95/J95             F          357,250.00         ZZ
                                         180        356,098.19          1
                                       6.750          3,161.34         80
                                       6.500          3,161.34
    HAMILTON         VA   20158          1            07/19/01         00
    0018488353                           05           09/01/01          0
    0018488353                           O            08/01/16
    0


    5276085          J95/J95             F          980,000.00         ZZ
                                         180        976,874.40          1
                                       6.875          8,740.18         62
                                       6.625          8,740.18
    MCLEAN           VA   22101          2            07/26/01         00
    0018507806                           05           09/01/01          0
    0018507806                           O            08/01/16
    0


    5276088          J95/J95             F          460,000.00         ZZ
                                         180        433,248.10          1
                                       7.375          4,231.65         63
                                       7.125          4,231.65
    NEW YORK         NY   10003          5            02/14/00         00
    0020119582                           01           04/01/00          0
    0020119582                           O            03/01/15
    0


    5276089          J95/J95             F          324,000.00         ZZ
                                         180        322,955.39          1
                                       6.750          2,867.11         74
                                       6.500          2,867.11
    SOMERSET         NJ   08873          2            07/19/01         00
    0018523563                           05           09/01/01          0
    0018523563                           O            08/01/16
    0


    5276090          J95/J95             F          350,000.00         ZZ
                                         180        343,771.69          1
                                       7.125          3,170.40         50
                                       6.875          3,170.40
    EAST SANDWICH    MA   02537          5            05/02/01         00
    0020163002                           05           07/01/01          0
1


    0020163002                           O            06/01/16
    0


    5276091          J95/J95             F          806,000.00         ZZ
                                         180        803,457.11          1
                                       7.000          7,244.56         68
                                       6.750          7,244.56
    RIVER VALE       NJ   07675          2            07/19/01         00
    0018564930                           05           09/01/01          0
    0018564930                           O            08/01/16
    0


    5276092          J95/J95             F          525,000.00         T
                                         180        519,947.89          1
                                       6.875          4,682.24         73
                                       6.625          4,682.24
    HILTON HEAD      SC   29928          1            05/25/01         00
    0020162780                           03           07/01/01          0
    0020162780                           O            06/01/16
    0


    5276094          J95/J95             F          316,000.00         ZZ
                                         180        314,958.97          1
                                       6.500          2,752.70         80
                                       6.250          2,752.70
    LANSDALE         PA   19446          5            07/03/01         00
    0020182549                           05           09/01/01          0
    0020182549                           O            08/01/16
    0


    5276096          J95/J95             F          294,000.00         ZZ
                                         180        293,072.44          1
                                       7.000          2,642.56         67
                                       6.750          2,642.56
    SAN JOSE         CA   95112          2            07/16/01         00
    0023586274                           01           09/01/01          0
    0023586274                           O            08/01/16
    0


    5276097          J95/J95             F          420,000.00         ZZ
                                         180        417,342.11          1
                                       7.000          3,775.08         70
                                       6.750          3,775.08
    ST AUGUSTINE     FL   32080          2            06/25/01         00
    0020198685                           05           08/01/01          0
    0020198685                           O            07/01/16
    0


1


    5276098          J95/J95             F          408,500.00         ZZ
                                         180        406,079.12          1
                                       7.375          3,757.89         60
                                       7.125          3,757.89
    WASHINGTON       DC   20003          2            07/24/01         00
    0018649038                           05           09/01/01          0
    0018649038                           O            08/01/16
    0


    5276099          J95/J95             F          325,000.00         ZZ
                                         180        323,974.63          1
                                       7.000          2,921.20         48
                                       6.750          2,921.20
    AVON BY THE SEA  NJ   07717          5            07/19/01         00
    0020203774                           05           09/01/01          0
    0020203774                           O            08/01/16
    0


    5276100          J95/J95             F          930,000.00         T
                                         180        927,097.65          1
                                       7.125          8,424.23         41
                                       6.875          8,424.23
    PISMO BEACH      CA   93449          2            07/23/01         00
    0022766315                           03           09/01/01          0
    0022766315                           O            08/01/16
    0


    5276101          J95/J95             F          548,000.00         ZZ
                                         180        546,233.19          1
                                       6.750          4,849.31         80
                                       6.500          4,849.31
    ROANOKE          IN   46783          1            07/31/01         00
    0018655019                           05           09/01/01          0
    0018655019                           O            08/01/16
    0


    5276102          J95/J95             F          508,000.00         ZZ
                                         180        506,362.15          1
                                       6.750          4,495.35         75
                                       6.500          4,495.35
    APEX             NC   27502          2            07/19/01         00
    0027248095                           03           09/01/01          0
    0027248095                           O            08/01/16
    0


    5276103          J95/J95             F        1,000,000.00         ZZ
                                         180        996,913.04          1
                                       7.250          9,128.63         47
                                       7.000          9,128.63
1


    SAN FRANCISCO    CA   94118          1            07/01/01         00
    0020207064                           05           09/01/01          0
    0020207064                           O            08/01/16
    0


    5276104          J95/J95             F          417,500.00         ZZ
                                         180        416,211.19          1
                                       7.250          3,811.21         67
                                       7.000          3,811.21
    STERLING         VA   20165          5            07/19/01         00
    0027252253                           03           09/01/01          0
    0027252253                           O            08/01/16
    0


    5276107          J95/J95             F          500,000.00         T
                                         180        498,439.59          1
                                       7.125          4,529.16         40
                                       6.875          4,529.16
    MOORESVILLE      NC   28117          2            07/10/01         00
    0020206637                           05           09/01/01          0
    0020206637                           O            08/01/16
    0


    5276108          J95/J95             F          540,000.00         ZZ
                                         180        538,314.76          1
                                       7.125          4,891.49         75
                                       6.875          4,891.49
    NASHVILLE        TN   37205          2            07/25/01         00
    0015317506                           05           09/01/01          0
    0015317506                           O            08/01/16
    0


    5276109          J95/J95             F          335,000.00         ZZ
                                         180        332,879.92          1
                                       7.000          3,011.08         78
                                       6.750          3,011.08
    CAMBRIDGE        MA   02138          1            06/28/01         00
    0020210191                           05           08/01/01          0
    0020210191                           O            07/01/16
    0


    5276110          J95/J95             F          320,000.00         ZZ
                                         180        319,001.34          1
                                       7.125          2,898.66         80
                                       6.875          2,898.66
    ST CLAIR         MI   48079          5            07/20/01         00
    0027275163                           01           09/01/01          0
    0027275163                           O            08/01/16
    0
1




    5276111          J95/J95             F          306,000.00         ZZ
                                         180        303,999.92          1
                                       6.625          2,686.66         77
                                       6.375          2,686.66
    CANTON           MI   48187          5            06/12/01         00
    0020210605                           05           08/01/01          0
    0020210605                           O            07/01/16
    0


    5283803          E33/G01             F        1,000,000.00         ZZ
                                         180      1,000,000.00          1
                                       6.750          8,849.09         62
                                       6.500          8,849.09
    LAKE BLUFF       IL   60044          2            08/01/01         00
    0433101888                           05           10/01/01          0
    HAWKINS                              O            09/01/16
    0


    5285688          994/994             F          340,000.00         ZZ
                                         180        338,927.31          1
                                       7.000          3,056.02         65
                                       6.750          3,056.02
    MESA             AZ   85215          5            07/05/01         00
    1818520587                           05           09/01/01          0
    1818520587                           O            08/01/16
    0


    5287871          E22/G01             F          150,050.00         ZZ
                                         180        150,050.00          1
                                       7.250          1,369.75         45
                                       7.000          1,369.75
    ROCHESTER HILLS  MI   48307          2            08/03/01         00
    0412875437                           05           10/01/01          0
    0412875437                           O            09/01/16
    0


    5288414          E82/G01             F          156,600.00         ZZ
                                         180        156,600.00          1
                                       6.750          1,385.77         68
                                       6.500          1,385.77
    PORTLAND         OR   97225          5            07/31/01         00
    0400436234                           05           10/01/01          0
    0400436234                           O            09/01/16
    0


    5289337          H12/G01             F          469,000.00         ZZ
                                         180        467,536.34          1
1


                                       7.125          4,248.35         70
                                       6.875          4,248.35
    WATERLOO         NE   69069          2            07/19/01         00
    0433090156                           05           09/01/01          0
    08001355301                          O            08/01/16
    0


    5289462          550/550             F          465,000.00         ZZ
                                         180        465,000.00          1
                                       6.700          4,101.95         26
                                       6.450          4,101.95
    SAN FRANCISCO    CA   94118          2            07/30/01         00
    120537795                            05           10/01/01          0
    120537795                            O            09/01/16
    0


    5293007          225/G01             F          688,000.00         ZZ
                                         180        683,785.61          1
                                       7.375          6,329.07         80
                                       7.125          6,329.07
    ARMONK           NY   10504          2            06/18/01         00
    0433046075                           05           08/01/01          0
    6538381                              O            07/01/16
    0


    5294098          225/G01             F          516,500.00         ZZ
                                         180        509,891.27          1
                                       7.125          4,678.62         44
                                       6.875          4,678.62
    SEABROOK ISLAND  SC   29455          2            06/22/01         00
    0433047677                           03           08/01/01          0
    6541384                              O            07/01/16
    0


    5294466          225/G01             F          403,300.00         ZZ
                                         180        400,635.52          1
                                       6.500          3,513.18         55
                                       6.250          3,513.18
    JACKSONVILLE     FL   32277          1            06/21/01         00
    0433041225                           05           08/01/01          0
    6500641                              O            07/01/16
    0


    5294893          225/G01             F          500,000.00         T
                                         180        491,552.87          1
                                       7.500          4,635.06         75
                                       7.250          4,635.06
    FT LAUDERDALE    FL   33305          1            06/13/01         00
    0433047693                           06           08/01/01          0
1


    6543078                              O            07/01/16
    0


    5295351          225/G01             F          350,000.00         ZZ
                                         180        345,399.31          1
                                       6.625          3,072.98         54
                                       6.375          3,072.98
    RICHMOND         VA   23226          2            04/18/01         00
    0433045952                           05           06/01/01          0
    8461426                              O            05/01/16
    0


    5298655          253/253             F          153,169.00         ZZ
                                         180        152,685.76          1
                                       7.000          1,376.73         21
                                       6.750          1,376.73
    LOS BANOS        CA   93635          4            07/17/01         00
    863741P1                             05           09/01/01          0
    863741P1                             O            08/01/16
    0


    5298841          225/G01             F          396,000.00         T
                                         180        393,547.73          1
                                       7.250          3,614.94         80
                                       7.000          3,614.94
    LONGBOAT KEY     FL   34228          1            06/22/01         00
    0433045697                           06           08/01/01          0
    7277253                              O            07/01/16
    0


    5298990          225/G01             F          379,000.00         ZZ
                                         180        375,430.50          1
                                       7.125          3,433.11         60
                                       6.875          3,433.11
    SAN RAMON        CA   94583          2            05/22/01         00
    0433046257                           05           07/01/01          0
    7270458                              O            06/01/16
    0


    5299091          225/G01             F          360,000.00         ZZ
                                         180        357,646.96          1
                                       6.625          3,160.78         72
                                       6.375          3,160.78
    POMPANO BEACH    FL   33062          5            06/21/01         00
    0433045655                           05           08/01/01          0
    6538925                              O            07/01/16
    0


1


    5299201          225/G01             F          635,000.00         ZZ
                                         180        628,889.35          1
                                       6.875          5,663.28         49
                                       6.625          5,663.28
    STEVENSVILLE     MT   59870          2            05/14/01         00
    0433045622                           05           07/01/01          0
    7265178                              O            06/01/16
    0


    5299696          225/G01             F          352,000.00         ZZ
                                         180        349,699.25          1
                                       6.625          3,090.54         80
                                       6.375          3,090.54
    DIAMOND BAR      CA   91765          2            06/06/01         00
    0433045614                           05           08/01/01          0
    7273851                              O            07/01/16
    0


    5300507          225/G01             F          420,000.00         ZZ
                                         180        417,399.11          2
                                       7.250          3,834.03         50
                                       7.000          3,834.03
    FORT LEE         NJ   07024          1            06/22/01         00
    0433045523                           05           08/01/01          0
    7280017                              O            07/01/16
    0


    5300713          225/G01             F          472,000.00         ZZ
                                         180        468,980.57          1
                                       6.875          4,209.55         80
                                       6.625          4,209.55
    BALTIMORE        MD   21210          1            06/20/01         00
    0433045838                           05           08/01/01          0
    6540680                              O            07/01/16
    0


    5301426          A06/G01             F          428,000.00         ZZ
                                         180        428,000.00          1
                                       6.875          3,817.14         48
                                       6.625          3,817.14
    WEST BLOOMFIELD  MI   48302          2            08/14/01         00
    0433122645                           05           10/01/01          0
    1                                    O            09/01/16
    0


    5301469          225/G01             F          592,000.00         ZZ
                                         180        585,195.77          1
                                       6.875          5,279.78         67
                                       6.625          5,279.78
1


    HILTON HEAD ISL  SC   29928          5            06/20/01         00
    0433047701                           03           08/01/01          0
    6541947                              O            07/01/16
    0


    5301671          225/G01             F          380,000.00         ZZ
                                         180        377,569.12          1
                                       6.875          3,389.05         77
                                       6.625          3,389.05
    LOS ANGELES      CA   90034          5            06/07/01         00
    0433045804                           05           08/01/01          0
    7274209                              O            07/01/16
    0


    5301682          624/G01             F          126,000.00         ZZ
                                         180        125,602.48          3
                                       7.000          1,132.52         59
                                       6.750          1,132.52
    SAN DIEGO        CA   92105          2            07/25/01         00
    0433102928                           05           09/01/01          0
    37019910173F                         O            08/01/16
    0


    5301980          225/G01             F          368,000.00         ZZ
                                         180        365,671.18          1
                                       7.000          3,307.69         74
                                       6.750          3,307.69
    ODESSA           FL   33556          2            06/13/01         00
    0433045788                           05           08/01/01          0
    6537622                              O            07/01/16
    0


    5302224          225/G01             F          442,800.00         ZZ
                                         180        440,057.92          1
                                       7.250          4,042.16         66
                                       7.000          4,042.16
    DEL MAR          CA   92014          5            06/06/01         00
    0433045721                           05           08/01/01          0
    7274689                              O            07/01/16
    0


    5302523          225/G01             F          465,000.00         ZZ
                                         180        462,089.02          1
                                       7.125          4,212.12         56
                                       6.875          4,212.12
    SAN CARLOS       CA   94070          5            06/07/01         00
    0433045705                           05           08/01/01          0
    7274779                              O            07/01/16
    0
1




    5302812          225/G01             F          437,000.00         ZZ
                                         180        434,264.30          1
                                       7.125          3,958.49         58
                                       6.875          3,958.49
    FREMONT          CA   94539          5            06/07/01         00
    0433047719                           05           08/01/01          0
    7274775                              O            07/01/16
    0


    5303213          225/G01             F          343,500.00         ZZ
                                         180        340,194.47          1
                                       6.875          3,063.52         60
                                       6.625          3,063.52
    ST LOUIS         MO   63124          2            05/16/01         00
    0433045861                           05           07/01/01          0
    7257031                              O            06/01/16
    0


    5303644          225/G01             F          338,000.00         ZZ
                                         180        335,861.04          1
                                       7.000          3,038.04         79
                                       6.750          3,038.04
    BETHANY          CT   06524          2            06/27/01         00
    0433047743                           05           08/01/01          0
    7270169                              O            07/01/16
    0


    5304214          225/G01             F          394,000.00         ZZ
                                         180        391,420.28          1
                                       6.750          3,486.55         86
                                       6.500          3,486.55
    MONTVILLE        NJ   07045          2            06/20/01         10
    0433045895                           01           08/01/01         25
    7273276                              O            07/01/16
    0


    5304487          225/G01             F          350,000.00         ZZ
                                         180        345,448.01          1
                                       6.750          3,097.19         94
                                       6.500          3,097.19
    MANDEVILLE       LA   70471          1            04/25/01         11
    0433045846                           03           06/01/01         30
    7258500                              O            05/01/16
    0


    5304554          588/G01             F          350,000.00         ZZ
                                         180        348,895.77          1
1


                                       7.000          3,145.90         60
                                       6.750          3,145.90
    MAHWAH TOWNSHIP  NJ   07430          1            07/10/01         00
    0433075058                           05           09/01/01          0
    1034497                              O            08/01/16
    0


    5305908          964/G01             F          300,000.00         ZZ
                                         180        300,000.00          1
                                       6.875          2,675.57         21
                                       6.625          2,675.57
    SARATOGA         CA   95070          2            08/22/01         00
    0433128626                           05           10/01/01          0
    1401624                              O            09/01/16
    0


    5305929          757/G01             F          320,000.00         ZZ
                                         180        318,968.29          1
                                       6.750          2,831.71         87
                                       6.500          2,831.71
    WARWICK          RI   02826          1            08/01/01         01
    0433088796                           05           09/01/01         25
    1000320430                           O            08/01/16
    0


    5308841          E22/G01             F          330,000.00         ZZ
                                         180        330,000.00          1
                                       7.000          2,966.13         70
                                       6.750          2,966.13
    NORWALK          CT   06851          2            08/06/01         00
    0412819104                           05           10/01/01          0
    0412819104                           O            09/01/16
    0


    5308880          E22/G01             F          334,500.00         ZZ
                                         180        334,500.00          1
                                       6.875          2,983.25         50
                                       6.625          2,983.25
    EDMOND           OK   73003          5            08/03/01         00
    0412869604                           03           10/01/01          0
    0412869604                           O            09/01/16
    0


    5311910          F28/G01             F          333,500.00         ZZ
                                         180        332,424.76          1
                                       6.750          2,951.17         53
                                       6.500          2,951.17
    ELIOT            ME   03903          5            07/20/01         00
    0433096468                           05           09/01/01          0
1


    7022031                              O            08/01/16
    0


    5319241          E22/G01             F          200,000.00         ZZ
                                         180        200,000.00          1
                                       6.625          1,755.99         41
                                       6.375          1,755.99
    SAN FRANCISCO    CA   94134          2            08/01/01         00
    0412872806                           07           10/01/01          0
    0412872806                           O            09/01/16
    0


    5319272          E22/G01             F          225,000.00         ZZ
                                         180        225,000.00          2
                                       7.000          2,022.36         85
                                       6.750          2,022.36
    CHICAGO          IL   60616          2            08/08/01         01
    0412895948                           05           10/01/01         12
    0412895948                           O            09/01/16
    0


    5319315          F28/G01             F          650,000.00         ZZ
                                         180        647,993.47          1
                                       7.250          5,933.61         40
                                       7.000          5,933.61
    MIAMI BEACH      FL   33139          5            07/20/01         00
    0433096575                           05           09/01/01          0
    7086731                              O            08/01/16
    0


    5319343          F28/G01             F          400,000.00         ZZ
                                         180        398,751.67          1
                                       7.125          3,623.32         68
                                       6.875          3,623.32
    BASKING RIDGE    NJ   07920          1            07/25/01         00
    0433096005                           03           09/01/01          0
    7125638                              O            08/01/16
    0


    5319362          E82/G01             F          298,000.00         ZZ
                                         180        298,000.00          1
                                       7.000          2,678.51         55
                                       6.750          2,678.51
    DANVILLE         CA   94506          2            08/10/01         00
    0400466579                           05           10/01/01          0
    1998328                              O            09/01/16
    0


1


    5319364          E82/G01             F          336,000.00         ZZ
                                         180        336,000.00          1
                                       7.000          3,020.06         54
                                       6.750          3,020.06
    SAN JUAN CAPIST  CA   92675          2            08/09/01         00
    0400463071                           03           10/01/01          0
    0400463071                           O            09/01/16
    0


    5319366          F28/G01             F          425,000.00         ZZ
                                         180        423,644.51          1
                                       6.875          3,790.38         62
                                       6.625          3,790.38
    WILTON           CT   06897          2            07/24/01         00
    0433096427                           05           09/01/01          0
    7036033                              O            08/01/16
    0


    5319379          F28/G01             F          600,000.00         ZZ
                                         180        598,107.03          1
                                       7.000          5,392.97         69
                                       6.750          5,392.97
    BETHESDA         MD   20817          5            07/13/01         00
    0433096518                           05           09/01/01          0
    7135399                              O            08/01/16
    0


    5335478          588/G01             F          508,250.00         ZZ
                                         180        506,611.36          1
                                       6.750          4,497.55         69
                                       6.500          4,497.55
    UPPER SADDLE RI  NJ   07458          1            07/31/01         00
    0433075330                           05           09/01/01          0
    00010363462                          O            08/01/16
    0


    5335919          588/G01             F          445,000.00         ZZ
                                         180        443,580.73          1
                                       6.875          3,968.75         90
                                       6.625          3,968.75
    FAIRFAX STATION  VA   22039          1            07/13/01         04
    0433075504                           03           09/01/01         12
    1043711                              O            08/01/16
    0


    5338534          G75/G75             F          408,200.00         ZZ
                                         180        405,113.87          1
                                       7.000          3,669.02         50
                                       6.750          3,669.02
1


    YORKTOWN         VA   23692          2            06/19/01         00
    04385628                             05           08/01/01          0
    04385628                             O            07/01/16
    0


    5338535          G75/G75             F          433,000.00         ZZ
                                         180        425,046.36          1
                                       7.000          3,891.93         74
                                       6.750          3,891.93
    MILLSTONE TWP.   NJ   07728          2            06/11/01         00
    04378205                             05           08/01/01          0
    04378205                             O            07/01/16
    0


    5338536          G75/G75             F          320,300.00         ZZ
                                         180        319,278.44          1
                                       6.875          2,856.61         79
                                       6.625          2,856.61
    RALEIGH          NC   27615          2            07/06/01         00
    04390124                             05           09/01/01          0
    04390124                             O            08/01/16
    0


    5338537          G75/G75             F          385,000.00         ZZ
                                         180        383,798.49          1
                                       7.125          3,487.45         69
                                       6.875          3,487.45
    CRANBURY         NJ   08512          1            07/18/01         00
    04372734                             05           09/01/01          0
    04372734                             O            08/01/16
    0


    5338538          G75/G75             F          311,250.00         ZZ
                                         180        309,258.92          1
                                       6.875          2,775.90         75
                                       6.625          2,775.90
    GAITHERSBURG     MD   20882          5            06/12/01         00
    04351247                             05           08/01/01          0
    04351247                             O            07/01/16
    0


    5338539          G75/G75             F          281,250.00         ZZ
                                         180        280,343.22          1
                                       6.750          2,488.81         75
                                       6.500          2,488.81
    DEERFIELD        IL   60015          5            07/13/01         00
    04393803                             05           09/01/01          0
    04393803                             O            08/01/16
    0
1




    5341700          E22/G01             F          450,000.00         ZZ
                                         180        450,000.00          1
                                       6.875          4,013.34         75
                                       6.625          4,013.34
    TORRANCE         CA   90505          2            08/08/01         00
    0412874240                           05           10/01/01          0
    0412874240                           O            09/01/16
    0


    5343491          L60/F27             F          941,000.00         ZZ
                                         168        930,903.31          1
                                       6.875          8,737.50         53
                                       6.625          8,737.50
    ROCK HILL        SC   29732          2            05/18/01         00
    6610671568                           05           07/01/01          0
    6610671568                           O            06/01/15
    0


    5343493          L60/F27             F          400,000.00         ZZ
                                         120        393,026.45          1
                                       7.000          4,644.34         54
                                       6.750          4,644.34
    BALTIMORE        MD   21204          5            05/25/01         00
    6990373963                           05           07/01/01          0
    6990373963                           O            06/01/11
    0


    5343494          L60/F27             F          533,000.00         ZZ
                                         180        529,663.34          1
                                       7.125          4,828.08         56
                                       6.875          4,828.08
    RICHMOND         VA   23220          5            05/30/01         00
    6920069612                           05           08/01/01          0
    6920069612                           O            07/01/16
    0


    5343504          L60/F27             F          462,300.00         ZZ
                                         180        455,961.85          1
                                       7.000          4,155.28         80
                                       6.750          4,155.28
    MONKTON          MD   21111          2            04/26/01         00
    6990322951                           05           06/01/01          0
    6990322951                           O            05/01/16
    0


    5343506          L60/F27             F          400,000.00         ZZ
                                         180        394,317.99          1
1


                                       6.500          3,484.43         75
                                       6.250          3,484.43
    NORFOLK          VA   23518          2            06/04/01         00
    6920073105                           05           08/01/01          0
    6920073105                           O            07/01/16
    0


    5343548          L60/F27             F          450,000.00         ZZ
                                         180        445,897.29          1
                                       7.500          4,171.56         49
                                       7.250          4,171.56
    ATLANTA          GA   30305          5            05/25/01         00
    6990367629                           05           07/01/01          0
    6990367629                           O            06/01/16
    0


    5343572          L60/F27             F          450,000.00         ZZ
                                         180        445,622.95          1
                                       6.750          3,982.09         63
                                       6.500          3,982.09
    BIG CANOE        GA   30143          2            05/23/01         00
    6610736813                           05           07/01/01          0
    6610736813                           O            06/01/16
    0


    5343577          L60/F27             F           75,000.00         ZZ
                                         180         74,285.99          1
                                       7.000            674.12         41
                                       6.750            674.12
    WEST COLUMBIA    SC   29172          2            04/30/01         00
    6610681334                           05           07/01/01          0
    6610681334                           O            06/01/16
    0


    5343594          L60/F27             F          448,000.00         ZZ
                                         180        440,165.77          1
                                       7.125          4,058.12         80
                                       6.875          4,058.12
    VIRGINIA BEACH   VA   23455          1            06/25/01         00
    6920104256                           03           08/01/01          0
    6920104256                           O            07/01/16
    0


    5343596          L60/F27             F          465,000.00         ZZ
                                         180        459,016.60          1
                                       6.875          4,147.12         74
                                       6.625          4,147.12
    ANNAPOLIS        MD   21403          2            04/30/01         00
    6990329468                           01           06/01/01          0
1


    6990329468                           O            05/01/16
    0


    5343601          L60/F27             F        1,000,000.00         ZZ
                                         180        990,273.22          1
                                       6.750          8,849.09         39
                                       6.500          8,849.09
    ATLANTA          GA   30327          2            05/10/01         00
    6610703559                           05           07/01/01          0
    6610703559                           O            06/01/16
    0


    5343605          L60/F27             F          365,200.00         ZZ
                                         180        361,685.67          1
                                       6.875          3,257.05         43
                                       6.625          3,257.05
    ASHEVILLE        NC   28803          2            05/18/01         00
    6610686042                           05           07/01/01          0
    6610686042                           O            06/01/16
    0


    5343610          L60/F27             F          301,000.00         ZZ
                                         180        298,072.24          1
                                       6.750          2,663.58         52
                                       6.500          2,663.58
    LA PLATA         MD   20646          2            05/15/01         00
    6960116117                           05           07/01/01          0
    6960116117                           O            06/01/16
    0


    5343615          L60/F27             F           70,000.00         ZZ
                                         180         68,880.20          1
                                       7.250            639.00         43
                                       7.000            639.00
    CUMMING          GA   30040          5            05/22/01         00
    6960162712                           05           07/01/01          0
    6960162712                           O            06/01/16
    0


    5343617          L60/F27             F          450,000.00         ZZ
                                         180        445,624.26          1
                                       6.875          4,013.35         70
                                       6.625          4,013.35
    VIRGINIA BEACH   VA   23451          5            05/30/01         00
    6990369761                           05           07/01/01          0
    6990369761                           O            06/01/16
    0


1


    5343618          L60/F27             F          300,300.00         ZZ
                                         180        297,410.19          1
                                       6.875          2,678.24         80
                                       6.625          2,678.24
    WILMINGTON       NC   28405          1            06/01/01         00
    6610600083                           05           07/01/01          0
    6610600083                           O            06/01/16
    0


    5343619          L60/F27             F          575,000.00         ZZ
                                         180        569,466.75          1
                                       6.875          5,128.16         46
                                       6.625          5,128.16
    BRASELTON        GA   30517          2            05/23/01         00
    6610724335                           05           07/01/01          0
    6610724335                           O            06/01/16
    0


    5343622          L60/F27             F          408,000.00         ZZ
                                         180        403,708.90          1
                                       7.125          3,695.79         68
                                       6.875          3,695.79
    VIRGINIA BEACH   VA   23451          5            06/13/01         00
    6920063088                           05           08/01/01          0
    6920063088                           O            07/01/16
    0


    5343626          L60/F27             F          436,000.00         T
                                         180        431,849.21          1
                                       7.000          3,918.89         78
                                       6.750          3,918.89
    COROLLA          NC   27927          2            05/21/01         00
    6990336243                           03           07/01/01          0
    6990336243                           O            06/01/16
    0


    5343629          L60/F27             F           85,000.00         ZZ
                                         180         83,940.90          1
                                       7.250            775.93         46
                                       7.000            775.93
    RICHMOND         VA   23234          2            04/13/01         00
    6990325942                           05           06/01/01          0
    6990325942                           O            05/01/16
    0


    5343647          L60/F27             F          300,000.00         ZZ
                                         180        298,101.52          1
                                       7.000          2,696.48         39
                                       6.750          2,696.48
1


    RALEIGH          NC   27614          2            10/06/00         00
    6610487562                           03           08/01/01          0
    6610487562                           O            07/01/16
    0


    5343673          L60/F27             F          313,000.00         ZZ
                                         180        308,972.47          1
                                       6.875          2,791.50         47
                                       6.625          2,791.50
    ROCKY MOUNT      NC   27804          1            05/01/01         00
    6610694614                           05           06/01/01          0
    6610694614                           O            05/01/16
    0


    5343677          L60/F27             F          320,000.00         ZZ
                                         180        315,856.15          1
                                       6.875          2,853.93         50
                                       6.625          2,853.93
    SOUTHPORT        NC   28461          2            04/24/01         00
    6610656399                           03           06/01/01          0
    6610656399                           O            05/01/16
    0


    5343689          L60/F27             F          340,000.00         ZZ
                                         180        335,788.90          1
                                       7.125          3,079.83         80
                                       6.875          3,079.83
    RICHMOND         VA   23233          2            05/07/01         00
    6990348667                           05           07/01/01          0
    6990348667                           O            06/01/16
    0


    5343699          L60/F27             F          360,000.00         ZZ
                                         180        354,315.45          1
                                       7.125          3,260.99         80
                                       6.875          3,260.99
    GLEN ALLEN       VA   23059          2            03/23/01         00
    6990322633                           05           05/01/01          0
    6990322633                           O            04/01/16
    0


    5343700          L60/F27             F          360,000.00         T
                                         180        356,572.74          1
                                       7.000          3,235.78         80
                                       6.750          3,235.78
    BRACEY           VA   23919          2            01/31/00         00
    6610288950                           05           07/01/01          0
    6610288950                           O            06/01/16
    0
1




    5343703          L60/F27             F          368,000.00         ZZ
                                         180        363,213.93          1
                                       6.750          3,256.47         74
                                       6.500          3,256.47
    LAKE WYLIE       SC   29710          2            04/20/01         00
    6610629472                           05           06/01/01          0
    6610629472                           O            05/01/16
    0


    5343712          L60/F27             F          384,000.00         ZZ
                                         180        380,344.25          1
                                       7.000          3,451.50         79
                                       6.750          3,451.50
    NORFOLK          VA   23509          2            05/08/01         00
    6920068411                           03           07/01/01          0
    6920068411                           O            06/01/16
    0


    5343716          L60/F27             F          400,000.00         ZZ
                                         180        391,973.56          1
                                       7.000          3,595.31         54
                                       6.750          3,595.31
    GREENSBORO       NC   27410          5            03/20/01         00
    6610632309                           05           05/01/01          0
    6610632309                           O            04/01/16
    0


    5343721          L60/F27             F          425,600.00         ZZ
                                         180        360,972.76          1
                                       7.000          3,825.41         71
                                       6.750          3,825.41
    CHAPEL HILL      NC   27514          2            04/12/01         00
    6610643629                           05           06/01/01          0
    6610643629                           O            05/01/16
    0


    5343740          L60/F27             F          459,500.00         ZZ
                                         180        453,284.43          1
                                       6.875          4,098.07         75
                                       6.625          4,098.07
    CHAPEL HILL      NC   27514          2            04/26/01         00
    6610663387                           03           06/01/01          0
    6610663387                           O            05/01/16
    0


    5343751          L60/F27             F          499,170.00         ZZ
                                         120        490,526.35          1
1


                                       7.125          5,828.00         33
                                       6.875          5,828.00
    CHARLESTON       WV   25304          2            05/04/01         00
    6920067857                           05           07/01/01          0
    6920067857                           O            06/01/11
    0


    5343763          L60/F27             F          550,000.00         ZZ
                                         180        544,820.03          1
                                       7.125          4,982.07         64
                                       6.875          4,982.07
    BETHESDA         MD   20814          2            05/14/01         00
    6920065927                           05           07/01/01          0
    6920065927                           O            06/01/16
    0


    5343781          L60/F27             F          748,000.00         ZZ
                                         180        738,779.64          1
                                       7.375          6,881.03         68
                                       7.125          6,881.03
    RALEIGH          NC   27608          2            04/23/01         00
    6610621099                           05           06/01/01          0
    6610621099                           O            05/01/16
    0


    5344479          E33/G01             F          400,000.00         ZZ
                                         180        400,000.00          1
                                       6.875          3,567.42         69
                                       6.625          3,567.42
    GLENCOE          IL   60022          1            08/10/01         00
    0433101037                           05           10/01/01          0
    HAMANN                               O            09/01/16
    0


    5347267          L81/G01             F          385,000.00         ZZ
                                         180        385,000.00          1
                                       7.125          3,487.45         75
                                       6.875          3,487.45
    IRVINE           CA   92604          5            08/02/01         00
    0433110814                           01           10/01/01          0
    012951                               O            09/01/16
    0


    5352065          956/G01             F          310,000.00         ZZ
                                         180        309,000.53          1
                                       6.750          2,743.22         62
                                       6.500          2,743.22
    SAN JOSE         CA   95117          2            07/11/01         00
    0433093515                           05           09/01/01          0
1


    211050216                            O            08/01/16
    0


    5353402          E22/G01             F           54,000.00         ZZ
                                         180         54,000.00          1
                                       7.375            496.76         90
                                       7.125            496.76
    BIRMINGHAM       AL   35234          1            08/15/01         01
    0412749301                           05           10/01/01         25
    0412749301                           O            09/01/16
    0


    5353468          E22/G01             F          600,000.00         ZZ
                                         180        600,000.00          1
                                       7.000          5,392.97         73
                                       6.750          5,392.97
    BARRINGTON HILL  IL   60010          2            08/09/01         00
    0412888190                           05           10/01/01          0
    0412888190                           O            09/01/16
    0


    5353687          696/G01             F          580,000.00         ZZ
                                         180        580,000.00          1
                                       6.875          5,172.76         80
                                       6.625          5,172.76
    MCLEAN           VA   22101          1            08/15/01         00
    0433082807                           05           10/01/01          0
    21701210                             O            09/01/16
    0


    5354020          956/G01             F          650,000.00         ZZ
                                         180        650,000.00          1
                                       6.875          5,797.05         75
                                       6.625          5,797.05
    SAN FRANCISCO    CA   94132          1            07/30/01         00
    0433098001                           05           10/01/01          0
    EMCW2404                             O            09/01/16
    0


    5354263          956/G01             F          447,200.00         ZZ
                                         180        445,819.51          1
                                       7.250          4,082.32         80
                                       7.000          4,082.32
    SAN LUIS OBISPO  CA   93401          2            07/17/01         00
    0433131265                           05           09/01/01          0
    211070005                            O            08/01/16
    0


1


    5363694          601/G01             F          350,000.00         ZZ
                                         180        348,919.56          1
                                       7.250          3,195.02         72
                                       7.000          3,195.02
    BOSTON           MA   02127          1            07/06/01         00
    0433068970                           01           09/01/01          0
    15561749                             O            08/01/16
    0


    5364740          956/G01             F          347,300.00         ZZ
                                         180        346,192.33          1
                                       6.875          3,097.41         80
                                       6.625          3,097.41
    ATLANTA          GA   30345          1            07/30/01         00
    0433085461                           03           09/01/01          0
    2711070008                           O            08/01/16
    0


    5367097          956/G01             F          320,000.00         ZZ
                                         180        317,634.45          1
                                       6.750          2,831.71         54
                                       6.500          2,831.71
    PORTLAND         OR   97225          2            06/25/01         00
    0433093879                           05           08/01/01          0
    171150131                            O            07/01/16
    0


    5369253          E82/G01             F          243,500.00         ZZ
                                         180        243,500.00          1
                                       7.375          2,240.01         77
                                       7.125          2,240.01
    BROOKLYN         NY   11235          2            08/14/01         00
    0400440376                           05           10/01/01          0
    0400440376                           O            09/01/16
    0


    5369260          E82/G01             F          283,700.00         ZZ
                                         180        283,700.00          1
                                       7.250          2,589.79         69
                                       7.000          2,589.79
    YAKIMA           WA   98901          2            08/15/01         00
    0400464004                           05           10/01/01          0
    1571875                              O            09/01/16
    0


    5373983          994/994             F          436,000.00         ZZ
                                         180        434,624.44          1
                                       7.000          3,918.89         80
                                       6.750          3,918.89
1


    SCOTCH PLAINS    NJ   07076          1            07/25/01         00
    218603094                            03           09/01/01          0
    218603094                            O            08/01/16
    0


    5373995          994/994             F          368,500.00         ZZ
                                         180        364,991.79          1
                                       7.000          3,312.19         57
                                       6.750          3,312.19
    WHITE PLAINS     NY   10605          2            05/24/01         00
    1000262972                           01           07/01/01          0
    1000262972                           O            06/01/16
    0


    5374013          994/994             F          422,728.00         ZZ
                                         180        417,346.39          1
                                       7.000          3,799.60         73
                                       6.750          3,799.60
    COLORADO SPRING  CO   80919          2            04/16/01         00
    0508368                              05           06/01/01          0
    0508368                              O            05/01/16
    0


    5374422          J95/J95             F          458,100.00         ZZ
                                         180        458,100.00          1
                                       7.125          4,149.61         80
                                       6.875          4,149.61
    RENO             NV   89509          1            08/09/01         00
    0023336910                           03           10/01/01          0
    0023336910                           O            09/01/16
    0


    5374424          J95/J95             F          340,000.00         T
                                         180        338,891.90          1
                                       6.625          2,985.18         80
                                       6.375          2,985.18
    BEACH HAVEN      NJ   08008          2            08/10/01         00
    0018550913                           05           09/01/01          0
    0018550913                           O            08/01/16
    0


    5374425          J95/J95             F        1,000,000.00         ZZ
                                         180        990,273.22          1
                                       6.750          8,849.09         67
                                       6.500          8,849.09
    LOUISVILLE       KY   40205          2            05/31/01         00
    0020166328                           05           07/01/01          0
    0020166328                           O            06/01/16
    0
1




    5374426          J95/J95             F          600,000.00         ZZ
                                         180        594,226.16          1
                                       6.875          5,351.13         59
                                       6.625          5,351.13
    MCLEAN           VA   22101          1            05/16/01         00
    0020174074                           05           07/01/01          0
    0020174074                           O            06/01/16
    0


    5374429          J95/J95             F          451,600.00         ZZ
                                         180        450,205.93          1
                                       7.250          4,122.49         80
                                       7.000          4,122.49
    BROOKLINE        MA   02445          1            07/25/01         00
    0020186276                           01           09/01/01          0
    0020186276                           O            08/01/16
    0


    5374431          J95/J95             F          650,000.00         ZZ
                                         180        650,000.00          1
                                       7.000          5,842.38         35
                                       6.750          5,842.38
    RENO             NV   89511          2            08/02/01         00
    0023643083                           05           10/01/01          0
    0023643083                           O            09/01/16
    0


    5374432          J95/J95             F          500,000.00         ZZ
                                         180        498,422.53          1
                                       7.000          4,494.14         77
                                       6.750          4,494.14
    ST AUGUSTINE     FL   32084          1            07/30/01         00
    0020195707                           05           09/01/01          0
    0020195707                           O            08/01/16
    0


    5374433          J95/J95             F          325,000.00         T
                                         180        323,974.64          1
                                       7.000          2,921.19         70
                                       6.750          2,921.19
    TEXAS CITY       TX   77590          2            07/12/01         00
    0020205878                           05           09/01/01          0
    0020205878                           O            08/01/16
    0


    5374434          J95/J95             F          492,000.00         ZZ
                                         180        490,447.76          1
1


                                       7.000          4,422.24         80
                                       6.750          4,422.24
    EUGENE           OR   97405          2            07/03/01         00
    0020207544                           05           09/01/01          0
    0020207544                           O            08/01/16
    0


    5374435          J95/J95             F          360,000.00         ZZ
                                         180        360,000.00          1
                                       6.750          3,185.68         80
                                       6.500          3,185.68
    HAGERSTOWN       MD   21742          2            08/03/01         00
    0027244888                           05           10/01/01          0
    0027244888                           O            09/01/16
    0


    5374436          J95/J95             F          329,000.00         ZZ
                                         180        327,927.75          1
                                       6.625          2,888.60         78
                                       6.375          2,888.60
    FREEHOLD         NJ   07728          1            07/23/01         00
    0020201265                           05           09/01/01          0
    0020201265                           O            08/01/16
    0


    5374437          J95/J95             F          436,000.00         ZZ
                                         180        434,654.09          1
                                       7.250          3,980.08         80
                                       7.000          3,980.08
    SOUTH SALEM      NY   10593          1            07/26/01         00
    0020209789                           05           09/01/01          0
    0020209789                           O            08/01/16
    0


    5374438          J95/J95             F          337,000.00         ZZ
                                         180        335,959.69          1
                                       7.250          3,076.35         47
                                       7.000          3,076.35
    HUNTINGTON BEAC  CA   92648          2            07/27/01         00
    0023589062                           05           09/01/01          0
    0023589062                           O            08/01/16
    0


    5374440          J95/J95             F          352,000.00         ZZ
                                         180        350,877.34          1
                                       6.875          3,139.33         80
                                       6.625          3,139.33
    DAVIDSON         NC   28036          2            07/23/01         00
    0020208872                           05           09/01/01          0
1


    0020208872                           O            08/01/16
    0


    5374441          J95/J95             F          597,600.00         ZZ
                                         180        597,600.00          1
                                       7.000          5,371.40         80
                                       6.750          5,371.40
    GERMANTOWN       TN   38139          2            08/10/01         00
    0027329978                           05           10/01/01          0
    0027329978                           O            09/01/16
    0


    5374442          J95/J95             F          440,000.00         ZZ
                                         180        440,000.00          1
                                       6.875          3,924.16         80
                                       6.625          3,924.16
    BOWIE            MD   20721          2            08/10/01         00
    0027345701                           05           10/01/01          0
    0027345701                           O            09/01/16
    0


    5374523          E82/G01             F          187,500.00         ZZ
                                         180        187,500.00          1
                                       7.125          1,698.43         75
                                       6.875          1,698.43
    GUILFORD         CT   06437          2            08/16/01         00
    0400439766                           05           10/01/01          0
    0400439766                           O            09/01/16
    0


    5374880          994/994             F          412,500.00         ZZ
                                         180        411,226.63          1
                                       7.250          3,765.56         75
                                       7.000          3,765.56
    FARGO            ND   58104          2            07/06/01         00
    402077422                            05           09/01/01          0
    402077422                            O            08/01/16
    0


    5376482          994/994             F          405,000.00         ZZ
                                         180        403,708.30          1
                                       6.875          3,612.01         74
                                       6.625          3,612.01
    FULTON           MD   20759          2            07/19/01         00
    218368219                            03           09/01/01          0
    218368219                            O            08/01/16
    0


1


    5376693          994/994             F          400,000.00         ZZ
                                         180        397,468.66          1
                                       7.000          3,595.32         57
                                       6.750          3,595.32
    ALLENDALE        NJ   07401          2            06/15/01         00
    1000280752                           05           08/01/01          0
    1000280752                           O            07/01/16
    0


    5379004          623/G01             F          400,000.00         ZZ
                                         180        397,468.66          1
                                       7.000          3,595.32         33
                                       6.750          3,595.32
    CUPERTINO        CA   95014          2            06/12/01         00
    0433079571                           05           08/01/01          0
    1964187                              O            07/01/16
    0


    5379006          623/G01             F          350,000.00         ZZ
                                         180        348,883.72          1
                                       6.875          3,121.49         56
                                       6.625          3,121.49
    SAN DIEGO        CA   92131          2            07/03/01         00
    0433079605                           03           09/01/01          0
    1970412                              O            08/01/16
    0


    5379007          623/G01             F          650,000.00         ZZ
                                         180        643,677.59          1
                                       6.750          5,751.91         54
                                       6.500          5,751.91
    NEWPORT BEACH    CA   92663          1            05/17/01         00
    0433079647                           03           07/01/01          0
    1974552                              O            06/01/16
    0


    5379010          623/G01             F          378,000.00         ZZ
                                         180        376,845.81          1
                                       7.375          3,477.31         59
                                       7.125          3,477.31
    SAN DIEGO        CA   92122          2            07/11/01         00
    0433079654                           05           09/01/01          0
    1978599                              O            08/01/16
    0


    5379011          623/G01             F          350,000.00         ZZ
                                         180        348,871.56          1
                                       6.750          3,097.19         58
                                       6.500          3,097.19
1


    SAN JOSE         CA   95123          2            07/13/01         00
    0433079688                           05           09/01/01          0
    1978921                              O            08/01/16
    0


    5379012          623/G01             F          650,000.00         ZZ
                                         180        642,165.16          1
                                       6.625          5,706.96         65
                                       6.375          5,706.96
    LITTLETON        CO   80121          2            06/25/01         00
    0433079134                           05           08/01/01          0
    1979021                              O            07/01/16
    0


    5379013          623/G01             F          650,000.00         ZZ
                                         180        645,886.59          1
                                       7.000          5,842.39         50
                                       6.750          5,842.39
    SCOTTSDALE       AZ   85255          1            06/15/01         00
    0433079449                           03           08/01/01          0
    1979943                              O            07/01/16
    0


    5379014          623/G01             F          405,400.00         ZZ
                                         180        402,889.52          1
                                       7.250          3,700.75         70
                                       7.000          3,700.75
    SCOTTSDALE       AZ   85262          2            06/28/01         00
    0433079423                           03           08/01/01          0
    1980718                              O            07/01/16
    0


    5379016          623/G01             F          375,000.00         ZZ
                                         180        369,488.74          1
                                       7.000          3,370.61         56
                                       6.750          3,370.61
    CAMARILLO        CA   93010          2            06/15/01         00
    0433079472                           05           08/01/01          0
    1980989                              O            07/01/16
    0


    5379017          623/G01             F          485,000.00         ZZ
                                         180        483,468.05          1
                                       7.125          4,393.29         41
                                       6.875          4,393.29
    ALBUQUERQUE      NM   87107          5            07/02/01         00
    0433079084                           05           09/01/01          0
    1981304                              O            08/01/16
    0
1




    5379022          623/G01             F          435,000.00         ZZ
                                         180        433,657.18          1
                                       7.250          3,970.95         75
                                       7.000          3,970.95
    UNION CITY       CA   94587          5            07/16/01         00
    0433079514                           05           09/01/01          0
    1985948                              O            08/01/16
    0


    5379023          623/G01             F          650,000.00         ZZ
                                         180        647,971.48          1
                                       7.125          5,887.90         80
                                       6.875          5,887.90
    CENTERVILLE      UT   84014          1            07/06/01         00
    0433079126                           05           09/01/01          0
    2786248                              O            08/01/16
    0


    5379024          623/G01             F          347,500.00         ZZ
                                         180        345,348.08          1
                                       7.250          3,172.20         69
                                       7.000          3,172.20
    PARK CITY        UT   84060          2            07/02/01         00
    0433079712                           01           08/01/01          0
    2788002                              O            07/01/16
    0


    5379034          623/G01             F          450,000.00         ZZ
                                         180        446,962.81          1
                                       6.250          3,858.40         53
                                       6.000          3,858.40
    LOUISVILLE       KY   40245          1            06/26/01         00
    0433079415                           05           08/01/01          0
    5361846                              O            07/01/16
    0


    5379035          623/G01             F          632,500.00         ZZ
                                         180        628,497.34          1
                                       7.000          5,685.09         55
                                       6.750          5,685.09
    ATLANTA          GA   30307          5            07/02/01         00
    0433079001                           05           08/01/01          0
    5361923                              O            07/01/16
    0


    5379043          623/G01             F          423,000.00         ZZ
                                         180        421,606.47          1
1


                                       6.500          3,684.78         71
                                       6.250          3,684.78
    ROSWELL          GA   30075          2            07/16/01         00
    0433079035                           05           09/01/01          0
    5368061                              O            08/01/16
    0


    5379942          994/994             F          290,000.00         ZZ
                                         180        289,085.07          1
                                       7.000          2,606.60         75
                                       6.750          2,606.60
    SAN DIEGO        CA   92126          2            07/11/01         00
    403369621                            05           09/01/01          0
    403369621                            O            08/01/16
    0


    5380194          994/994             F          386,100.00         ZZ
                                         180        383,656.63          1
                                       7.000          3,470.38         90
                                       6.750          3,470.38
    SLIDELL          LA   70458          2            06/28/01         14
    80738374                             03           08/01/01         25
    80738374                             O            07/01/16
    0


    5381433          994/994             F          390,000.00         ZZ
                                         180        388,796.08          1
                                       7.250          3,560.17         62
                                       7.000          3,560.17
    LARGO            FL   33777          5            07/13/01         00
    403374399                            03           09/01/01          0
    403374399                            O            08/01/16
    0


    5384937          E22/G01             F          570,000.00         ZZ
                                         180        570,000.00          1
                                       7.000          5,123.32         80
                                       6.750          5,123.32
    LISLE            IL   60532          2            08/15/01         00
    0412841405                           05           10/01/01          0
    0412841405                           O            09/01/16
    0


    5384977          E22/G01             F          317,000.00         ZZ
                                         180        317,000.00          1
                                       6.875          2,827.18         57
                                       6.625          2,827.18
    CARLSBAD         CA   92009          2            08/08/01         00
    0412887788                           03           10/01/01          0
1


    0412887788                           O            09/01/16
    0


    5384992          E22/G01             F          320,000.00         ZZ
                                         180        320,000.00          1
                                       6.750          2,831.71         80
                                       6.500          2,831.71
    ENNIS            TX   75119          2            08/15/01         00
    0412897308                           05           10/01/01          0
    0412897308                           O            09/01/16
    0


    5385111          994/994             F          575,000.00         ZZ
                                         180        569,286.30          1
                                       6.500          5,008.87         80
                                       6.250          5,008.87
    OYSTER BAY COVE  NY   11771          1            05/31/01         00
    1000253283                           05           07/01/01          0
    1000253283                           O            06/01/16
    0


    5385311          696/G01             F          345,000.00         ZZ
                                         180        345,000.00          1
                                       7.000          3,100.96         74
                                       6.750          3,100.96
    BETHESDA         MD   20817          2            08/15/01         00
    0433081205                           05           10/01/01          0
    32901226                             O            09/01/16
    0


    5385918          025/025             F          336,000.00         ZZ
                                         180        332,766.66          1
                                       6.875          2,996.63         80
                                       6.625          2,996.63
    ALBANY           GA   31707          1            05/25/01         00
    0025641390                           05           07/01/01          0
    0025641390                           O            06/01/16
    0


    5386051          025/025             F          308,000.00         ZZ
                                         168        305,889.39          1
                                       7.375          2,944.99         80
                                       7.125          2,944.99
    LAKELAND         FL   33810          1            06/27/00         00
    0021659388                           03           08/01/01          0
    0021659388                           O            07/01/15
    0


1


    5386194          025/025             F          330,000.00         ZZ
                                         180        327,843.05          1
                                       6.625          2,897.38         57
                                       6.375          2,897.38
    SALINAS          CA   93907          2            06/21/01         00
    11111032                             09           08/01/01          0
    11111032                             O            07/01/16
    0


    5386426          025/025             F          350,000.00         ZZ
                                         180        344,473.34          1
                                       7.125          3,170.41         73
                                       6.875          3,170.41
    VENICE           FL   34293          1            03/26/01         00
    0025525353                           03           05/01/01          0
    0025525353                           O            04/01/16
    0


    5386771          025/025             F          384,000.00         ZZ
                                         180        380,264.92          1
                                       6.750          3,398.05         77
                                       6.500          3,398.05
    KNOXVILLE        TN   37919          2            05/08/01         00
    0021801048                           05           07/01/01          0
    0021801048                           O            06/01/16
    0


    5386957          025/025             F          346,500.00         ZZ
                                         180        341,993.52          1
                                       6.750          3,066.22         90
                                       6.500          3,066.22
    LEXINGTON        KY   40515          1            04/23/01         01
    0138895222                           05           06/01/01         25
    0138895222                           O            05/01/16
    0


    5387147          025/025             F          448,000.00         ZZ
                                         180        440,849.98          1
                                       7.000          4,026.75         80
                                       6.750          4,026.75
    JACKSONVILLE     FL   32225          1            03/26/01         00
    0021178298                           05           05/01/01          0
    0021178298                           O            04/01/16
    0


    5387360          025/025             F          485,000.00         ZZ
                                         180        481,761.30          1
                                       6.375          4,191.62         78
                                       6.125          4,191.62
1


    ALEXANDRIA       VA   22302          2            06/25/01         00
    0139188361                           05           08/01/01          0
    0139188361                           O            07/01/16
    0


    5392559          A13/G01             F          590,000.00         ZZ
                                         180        586,306.52          1
                                       7.125          5,344.40         68
                                       6.875          5,344.40
    DUBLIN           OH   43017          2            06/01/01         00
    0433119625                           03           08/01/01          0
    998337520                            O            07/01/16
    0


    5395611          E22/G01             F          478,000.00         ZZ
                                         180        478,000.00          1
                                       6.625          4,196.81         51
                                       6.375          4,196.81
    LOS ANGELES      CA   90064          2            08/10/01         00
    0412873465                           05           10/01/01          0
    0412873465                           O            09/01/16
    0


    5395627          E22/G01             F          300,000.00         ZZ
                                         180        300,000.00          1
                                       7.000          2,696.48         41
                                       6.750          2,696.48
    ESCONDIDO        CA   92029          2            08/09/01         00
    0412893216                           05           10/01/01          0
    0412893216                           O            09/01/16
    0


    5395942          696/G01             F          460,000.00         ZZ
                                         180        460,000.00          1
                                       6.875          4,102.53         51
                                       6.625          4,102.53
    POTOMAC          MD   20854          1            08/15/01         00
    0433077591                           05           10/01/01          0
    32901197                             O            09/01/16
    0


    5398237          076/076             F          580,000.00         ZZ
                                         180        576,369.09          1
                                       7.125          5,253.83         80
                                       6.875          5,253.83
    SUFFOLK          VA   23435          1            06/21/01         00
    5412754                              05           08/01/01          0
    5412754                              O            07/01/16
    0
1




    5398238          076/076             F          399,200.00         T
                                         180        392,967.68          1
                                       7.250          3,644.15         80
                                       7.000          3,644.15
    SEDONA           AZ   86336          1            07/27/01         00
    5551904                              05           09/01/01          0
    5551904                              O            08/01/16
    0


    5398239          076/076             F          369,600.00         ZZ
                                         180        367,206.90          1
                                       6.750          3,270.63         80
                                       6.500          3,270.63
    ARENA            WI   53503          2            06/04/01         00
    5772114                              05           08/01/01          0
    5772114                              O            07/01/16
    0


    5398760          E82/G01             F          485,500.00         ZZ
                                         180        485,500.00          1
                                       6.875          4,329.95         63
                                       6.625          4,329.95
    EAST ISLIP       NY   11730          2            08/15/01         00
    0400455366                           05           10/01/01          0
    1923682                              O            09/01/16
    0


    5398767          E82/G01             F          404,000.00         ZZ
                                         180        404,000.00          1
                                       7.250          3,687.97         73
                                       7.000          3,687.97
    FRIPP ISLAND     SC   29920          2            08/16/01         00
    0400444048                           05           10/01/01          0
    0400444048                           O            09/01/16
    0


    5405622          E48/G01             F          418,500.00         ZZ
                                         180        417,165.24          1
                                       6.875          3,732.42         62
                                       6.625          3,732.42
    BRENTWOOD        TN   37027          2            07/31/01         00
    0433124302                           05           09/01/01          0
    05011554                             O            08/01/16
    0


    5407605          E82/G01             F          169,400.00         ZZ
                                         180        169,400.00          1
1


                                       7.375          1,558.35         79
                                       7.125          1,558.35
    NORTH PLAINFIEL  NJ   07060          2            08/20/01         00
    0400465332                           05           10/01/01          0
    1996198                              O            09/01/16
    0


    5411958          196/G01             F          315,000.00         ZZ
                                         180        313,049.34          1
                                       7.250          2,875.52         90
                                       7.000          2,875.52
    NORTHRIDGE       CA   91326          1            06/26/01         10
    0433113065                           05           08/01/01         25
    1426061                              O            07/01/16
    0


    5411959          196/G01             F          330,000.00         ZZ
                                         180        327,956.45          1
                                       7.250          3,012.45         41
                                       7.000          3,012.45
    WHEATON          IL   60187          2            06/29/01         00
    0433107661                           05           08/01/01          0
    1426270                              O            07/01/16
    0


    5411960          196/G01             F          472,000.00         ZZ
                                         180        470,526.97          1
                                       7.125          4,275.53         80
                                       6.875          4,275.53
    TORRANCE         CA   90501          2            07/11/01         00
    0433107679                           05           09/01/01          0
    1428262                              O            08/01/16
    0


    5413602          696/G01             F          550,000.00         ZZ
                                         180        550,000.00          1
                                       6.750          4,867.00         55
                                       6.500          4,867.00
    POTOMAC          MD   20854          2            08/15/01         00
    0433112729                           05           10/01/01          0
    32701201                             O            09/01/16
    0


    5415415          E22/G01             F          829,000.00         ZZ
                                         180        829,000.00          1
                                       6.875          7,393.47         48
                                       6.625          7,393.47
    CALABASAS        CA   91302          2            08/10/01         00
    0412869968                           03           10/01/01          0
1


    0412869968                           O            09/01/16
    0


    5415764          956/G01             F          367,000.00         ZZ
                                         180        367,000.00          1
                                       6.875          3,273.11         70
                                       6.625          3,273.11
    LARGO            FL   33770          2            08/16/01         00
    0433114410                           05           10/01/01          0
    4111070175                           O            09/01/16
    0


    5415797          956/G01             F          498,000.00         ZZ
                                         180        498,000.00          1
                                       7.000          4,476.16         79
                                       6.750          4,476.16
    COLUMBUS         OH   43212          2            08/10/01         00
    0433115839                           05           10/01/01          0
    1111070419                           O            09/01/16
    0


    5416171          956/G01             F          405,000.00         ZZ
                                         180        405,000.00          1
                                       6.750          3,583.88         72
                                       6.500          3,583.88
    STAMFORD         CT   06903          2            08/10/01         00
    0433132479                           05           10/01/01          0
    3411080008                           O            09/01/16
    0


    5416292          956/G01             F          324,000.00         ZZ
                                         180        324,000.00          1
                                       7.000          2,912.20         71
                                       6.750          2,912.20
    PROSPECT         KY   40059          5            08/09/01         00
    0433114550                           05           10/01/01          0
    3311080023                           O            09/01/16
    0


    5416635          956/G01             F          360,000.00         ZZ
                                         180        360,000.00          1
                                       6.875          3,210.68         67
                                       6.625          3,210.68
    LEXINGTON        KY   40513          5            08/14/01         00
    0433114576                           05           10/01/01          0
    3311070149                           O            09/01/16
    0


1


    5418609          025/025             F          344,800.00         ZZ
                                         180        342,618.00          1
                                       7.000          3,099.16         40
                                       6.750          3,099.16
    NASHVILLE        TN   37205          1            06/25/01         00
    0025609397                           05           08/01/01          0
    0025609397                           O            07/01/16
    0


    5418763          025/025             F          400,000.00         ZZ
                                         180        395,853.04          1
                                       6.000          3,375.43         54
                                       5.750          3,375.43
    CARLSBAD         CA   92009          5            05/25/01         00
    0139120588                           03           07/01/01          0
    0139120588                           O            06/01/16
    0


    5418947          025/025             F          336,000.00         ZZ
                                         180        333,919.29          1
                                       7.250          3,067.22         80
                                       7.000          3,067.22
    GOLDEN           CO   80403          2            06/28/01         00
    0139021794                           05           08/01/01          0
    0139021794                           O            07/01/16
    0


    5419953          025/025             F          950,000.00         ZZ
                                         180        943,988.11          1
                                       7.000          8,538.87         64
                                       6.750          8,538.87
    OKLAHOMA CITY    OK   73142          2            06/07/01         00
    0139258628                           05           08/01/01          0
    0139258628                           O            07/01/16
    0


    5420347          025/025             F          400,000.00         ZZ
                                         180        397,413.47          1
                                       6.750          3,539.64         73
                                       6.500          3,539.64
    PITTSBURGH       PA   15215          5            06/05/01         00
    0139132138                           05           08/01/01          0
    0139132138                           O            07/01/16
    0


    5420599          025/025             F          701,000.00         ZZ
                                         180        694,254.24          1
                                       6.875          6,251.90         47
                                       6.625          6,251.90
1


    NASHVILLE        TN   37205          2            05/07/01         00
    0021729991                           05           07/01/01          0
    0021729991                           O            06/01/16
    0


    5420754          025/025             F          350,000.00         ZZ
                                         180        346,631.93          1
                                       6.875          3,121.49         70
                                       6.625          3,121.49
    JACKSONVILLE     FL   32211          5            04/30/01         00
    0025409608                           05           07/01/01          0
    0025409608                           O            06/01/16
    0


    5420916          025/025             F          335,000.00         ZZ
                                         180        331,741.52          1
                                       6.750          2,964.45         76
                                       6.500          2,964.45
    GAITHERSBURG     MD   20878          2            05/04/01         00
    0139108542                           03           07/01/01          0
    0139108542                           O            06/01/16
    0


    5421394          025/025             F          425,600.00         ZZ
                                         180        424,242.60          1
                                       6.875          3,795.73         80
                                       6.625          3,795.73
    TULSA            OK   74105          1            07/02/01         00
    130351646                            05           09/01/01          0
    130351646                            O            08/01/16
    0


    5421885          025/025             F          377,300.00         ZZ
                                         180        370,952.54          1
                                       7.375          3,470.87         72
                                       7.125          3,470.87
    SAN DIEGO        CA   92104          2            05/11/01         00
    0138919857                           05           07/01/01          0
    0138919857                           O            06/01/16
    0


    5422097          025/025             F          375,900.00         ZZ
                                         180        373,495.34          1
                                       6.875          3,352.49         80
                                       6.625          3,352.49
    OAKTON           VA   22124          1            06/15/01         00
    0139232185                           03           08/01/01          0
    0139232185                           O            07/01/16
    0
1




    5425115          025/025             F          400,000.00         ZZ
                                         180        397,468.66          1
                                       7.000          3,595.32         49
                                       6.750          3,595.32
    MONETA           VA   24121          2            06/25/01         00
    0130305097                           05           08/01/01          0
    0130305097                           O            07/01/16
    0


    5425116          025/025             F          500,000.00         ZZ
                                         180        486,729.92          1
                                       6.750          4,424.55         61
                                       6.500          4,424.55
    LAKE OSWEGO      OR   97034          5            03/25/01         00
    0139110282                           05           05/01/01          0
    0139110282                           O            04/01/16
    0


    5425123          025/025             F          356,000.00         ZZ
                                         180        350,257.50          1
                                       6.875          3,175.00         80
                                       6.625          3,175.00
    OVIEDO           FL   32765          2            03/09/01         00
    0025600297                           05           05/01/01          0
    0025600297                           O            04/01/16
    0


    5425125          025/025             F          375,000.00         ZZ
                                         180        370,615.21          1
                                       7.000          3,370.61         30
                                       6.750          3,370.61
    SULLIVANS ISLAN  SC   29482          2            06/12/01         00
    0139224026                           05           08/01/01          0
    0139224026                           O            07/01/16
    0


    5425127          025/025             F          618,000.00         ZZ
                                         180        603,814.99          1
                                       6.750          5,468.74         79
                                       6.500          5,468.74
    LIBERTY          MO   64068          2            01/04/01         00
    0138600481                           05           03/01/01          0
    0138600481                           O            02/01/16
    0


    5425128          025/025             F          312,000.00         ZZ
                                         180        303,119.27          1
1


                                       7.250          2,848.14         80
                                       7.000          2,848.14
    SEATTLE          WA   98155          1            11/27/00         00
    0138410527                           05           01/01/01          0
    0138410527                           O            12/01/15
    0


    5425134          025/025             F          540,000.00         ZZ
                                         180        536,545.61          1
                                       6.875          4,816.01         80
                                       6.625          4,816.01
    KNOXVILLE        TN   37919          1            06/18/01         00
    0025663816                           05           08/01/01          0
    0025663816                           O            07/01/16
    0


    5425135          025/025             F          350,000.00         ZZ
                                         180        347,761.04          1
                                       6.875          3,121.49         26
                                       6.625          3,121.49
    PLEASANTON       CA   94566          2            06/27/01         00
    0130319668                           07           08/01/01          0
    0130319668                           O            07/01/16
    0


    5425136          025/025             F          427,200.00         ZZ
                                         180        424,437.57          1
                                       6.750          3,780.34         80
                                       6.500          3,780.34
    KENSINGTON       MD   20895          1            06/28/01         00
    0139258834                           05           08/01/01          0
    0139258834                           O            07/01/16
    0


    5425137          025/025             F          334,000.00         ZZ
                                         180        327,426.78          1
                                       6.875          2,978.79         76
                                       6.625          2,978.79
    NASHVILLE        TN   37205          2            06/04/01         00
    0025535279                           07           07/01/01          0
    0025535279                           O            06/01/16
    0


    5425138          025/025             F          318,750.00         ZZ
                                         180        313,662.76          1
                                       7.000          2,865.02         75
                                       6.750          2,865.02
    TREASURE ISLAND  FL   33706          5            03/26/01         00
    0025521485                           05           05/01/01          0
1


    0025521485                           O            04/01/16
    0


    5425145          025/025             F          411,600.00         ZZ
                                         180        408,750.11          1
                                       7.125          3,728.41         65
                                       6.875          3,728.41
    PLANO            TX   75024          2            06/22/01         00
    0139030043                           07           08/01/01          0
    0139030043                           O            07/01/16
    0


    5425151          025/025             F          448,000.00         ZZ
                                         180        440,849.98          1
                                       7.000          4,026.75         80
                                       6.750          4,026.75
    CHESTERFIELD     ID   83217          2            04/02/01         00
    0138816780                           05           05/01/01          0
    0138816780                           O            04/01/16
    0


    5425170          025/025             F          387,100.00         ZZ
                                         180        384,650.32          1
                                       7.000          3,479.36         41
                                       6.750          3,479.36
    BUFORD           GA   30519          5            06/19/01         00
    0025647272                           05           08/01/01          0
    0025647272                           O            07/01/16
    0


    5425196          025/025             F          571,200.00         ZZ
                                         180        565,703.32          1
                                       6.875          5,094.27         75
                                       6.625          5,094.27
    ATHENS           GA   30606          2            05/20/01         00
    0025805136                           05           07/01/01          0
    0025805136                           O            06/01/16
    0


    5425197          025/025             F          555,000.00         ZZ
                                         180        551,525.62          1
                                       7.125          5,027.36         65
                                       6.875          5,027.36
    ATLANTA          GA   30327          1            06/15/01         00
    0025284928                           03           08/01/01          0
    0025284928                           O            07/01/16
    0


1


    5425199          025/025             F          326,400.00         ZZ
                                         180        324,065.04          1
                                       6.875          2,911.02         80
                                       6.625          2,911.02
    MIDLOTHIAN       VA   23113          1            06/08/01         00
    0139188882                           05           08/01/01          0
    0139188882                           O            07/01/16
    0


    5425201          025/025             F          349,000.00         ZZ
                                         180        346,767.44          1
                                       6.875          3,112.57         70
                                       6.625          3,112.57
    ORANGE           CA   92869          2            06/11/01         00
    0139216733                           05           08/01/01          0
    0139216733                           O            07/01/16
    0


    5425202          025/025             F          500,000.00         ZZ
                                         180        494,924.80          1
                                       6.250          4,287.12         61
                                       6.000          4,287.12
    CHEVY CHASE      MD   20815          5            05/01/01         00
    0130247828                           05           07/01/01          0
    0130247828                           O            06/01/16
    0


    5425209          025/025             F          356,000.00         ZZ
                                         180        353,747.12          1
                                       7.000          3,199.83         44
                                       6.750          3,199.83
    SAN JOSE         CA   95132          5            06/26/01         00
    0139372940                           05           08/01/01          0
    0139372940                           O            07/01/16
    0


    5426107          025/025             F          425,000.00         ZZ
                                         180        422,251.81          1
                                       6.750          3,760.87         75
                                       6.500          3,760.87
    FRANKFORT        IL   60423          5            06/08/01         00
    0139090104                           29           08/01/01          0
    0139090104                           O            07/01/16
    0


    5426210          025/025             F          452,600.00         ZZ
                                         180        446,327.96          1
                                       6.000          3,819.30         80
                                       5.750          3,819.30
1


    LEESBURG         VA   20176          1            04/18/01         00
    0130246374                           03           06/01/01          0
    0130246374                           O            05/01/16
    0


    5426293          025/025             F          456,000.00         ZZ
                                         180        453,114.29          1
                                       7.000          4,098.66         80
                                       6.750          4,098.66
    SPERRY           OK   74073          2            06/20/01         00
    139121057                            05           08/01/01          0
    139121057                            O            07/01/16
    0


    5426389          025/025             F          305,000.00         ZZ
                                         180        302,001.40          1
                                       6.625          2,677.89         90
                                       6.375          2,677.89
    BURLINGTON       WA   98233          1            05/22/01         01
    139117618                            05           07/01/01         25
    139117618                            O            06/01/16
    0


    5427982          E22/G01             F          316,000.00         ZZ
                                         180        316,000.00          1
                                       6.875          2,818.26         80
                                       6.625          2,818.26
    SPOKANE          WA   99218          2            08/15/01         00
    0412784159                           05           10/01/01          0
    0412784159                           O            09/01/16
    0


    5427990          E22/G01             F          370,000.00         ZZ
                                         180        370,000.00          1
                                       7.000          3,325.66         65
                                       6.750          3,325.66
    FISHERVILLE      KY   40023          1            08/24/01         00
    0412833725                           05           10/01/01          0
    0412833725                           O            09/01/16
    0


    5428043          E22/G01             F          212,900.00         ZZ
                                         180        212,900.00          1
                                       7.125          1,928.51         65
                                       6.875          1,928.51
    COPPER CANYON    TX   75077          5            08/20/01         00
    0412918138                           05           10/01/01          0
    0412918138                           O            09/01/16
    0
1




    5428214          E82/G01             F          274,200.00         ZZ
                                         180        274,200.00          1
                                       7.250          2,503.07         75
                                       7.000          2,503.07
    EAST BRUNSWICK   NJ   08816          2            08/22/01         00
    0400474995                           05           10/01/01          0
    0400474995                           O            09/01/16
    0


    5428224          E82/G01             F          200,000.00         ZZ
                                         180        200,000.00          1
                                       6.875          1,783.71         66
                                       6.625          1,783.71
    LA MIRADA        CA   90638          2            08/14/01         00
    0400472064                           03           10/01/01          0
    1609266                              O            09/01/16
    0


    5428274          025/025             F          503,000.00         ZZ
                                         180        496,458.16          1
                                       6.750          4,451.10         63
                                       6.500          4,451.10
    OAKTON           VA   22124          2            04/25/01         00
    0130211402                           03           06/01/01          0
    0130211402                           O            05/01/16
    0


    5436011          J95/J95             F          315,000.00         ZZ
                                         180        315,000.00          1
                                       6.875          2,809.35         70
                                       6.625          2,809.35
    PITTSTOWN        NJ   08867          2            08/15/01         00
    18689364                             05           10/01/01          0
    18689364                             O            09/01/16
    0


    5439094          E22/G01             F          353,000.00         ZZ
                                         180        353,000.00          1
                                       6.625          3,099.32         64
                                       6.375          3,099.32
    EL CERRITO       CA   94530          2            08/14/01         00
    0412897035                           05           10/01/01          0
    0412897035                           O            09/01/16
    0


    5439097          E22/G01             F          975,000.00         ZZ
                                         180        975,000.00          1
1


                                       7.000          8,763.58         65
                                       6.750          8,763.58
    BERKELEY         CA   94705          2            08/16/01         00
    0412899296                           05           10/01/01          0
    0412899296                           O            09/01/16
    0


    5439280          E82/G01             F          373,900.00         ZZ
                                         180        373,900.00          1
                                       7.000          3,360.72         66
                                       6.750          3,360.72
    BELMONT          CA   94002          2            08/24/01         00
    0400468567                           05           10/01/01          0
    3127957                              O            09/01/16
    0


    5439429          J95/J95             F          300,000.00         ZZ
                                         180        298,060.10          1
                                       6.750          2,654.73         66
                                       6.500          2,654.73
    LEXINGTON        SC   29072          5            06/08/01         00
    18598565                             03           08/01/01          0
    18598565                             O            07/01/16
    0


    5458727          964/G01             F          450,000.00         ZZ
                                         180        450,000.00          1
                                       6.500          3,919.99         63
                                       6.250          3,919.99
    DANVILLE         CA   94526          5            08/21/01         00
    0433115292                           03           10/01/01          0
    138276                               O            09/01/16
    0


    5459492          E22/G01             F          404,000.00         ZZ
                                         180        404,000.00          1
                                       7.125          3,659.56         80
                                       6.875          3,659.56
    BROOMFIELD       CO   80020          2            08/24/01         00
    0412950644                           05           10/01/01          0
    0412950644                           O            09/01/16
    0


    5462284          E82/G01             F          311,000.00         ZZ
                                         180        311,000.00          1
                                       6.875          2,773.67         61
                                       6.625          2,773.67
    LA JOLLA         CA   92037          2            08/22/01         00
    0400476248                           05           10/01/01          0
1


    1687196                              O            09/01/16
    0


    5471303          E22/G01             F          205,000.00         T
                                         180        205,000.00          1
                                       7.250          1,871.37         60
                                       7.000          1,871.37
    BERKELEY         NJ   08721          1            08/30/01         00
    0412868309                           05           10/01/01          0
    0412868309                           O            09/01/16
    0


    5471348          E22/G01             F          487,700.00         ZZ
                                         180        487,700.00          1
                                       7.000          4,383.59         41
                                       6.750          4,383.59
    THOUSAND OAKS    CA   91362          2            08/24/01         00
    0412930547                           05           10/01/01          0
    0412930547                           O            09/01/16
    0


    5471877          964/G01             F          600,000.00         ZZ
                                         180        600,000.00          1
                                       6.500          5,226.65         40
                                       6.250          5,226.65
    PISMO BEACH      CA   93449          2            08/16/01         00
    0433126968                           05           10/01/01          0
    133904                               O            09/01/16
    0


    5476514          956/G01             F          400,000.00         ZZ
                                         180        400,000.00          2
                                       6.875          3,567.42         69
                                       6.625          3,567.42
    ASTORIA          NY   11106          1            08/14/01         00
    0433134871                           05           10/01/01          0
    0122626                              O            09/01/16
    0


    5477850          286/286             F          407,500.00         ZZ
                                         180        406,200.33          1
                                       6.875          3,634.31         70
                                       6.625          3,634.31
    OLIVETTE         MO   63132          2            07/13/01         00
    434454                               05           09/01/01          0
    434454                               O            08/01/16
    0


1


    5477863          286/286             F          300,000.00         ZZ
                                         180        299,073.91          1
                                       7.250          2,738.59         41
                                       7.000          2,738.59
    CLEMENTS         CA   95227          5            07/13/01         00
    9856567                              05           09/01/01          0
    9856567                              O            08/01/16
    0


    5477864          286/286             F          105,000.00         ZZ
                                         120        103,783.18          1
                                       7.000          1,219.14         74
                                       6.750          1,219.14
    HOUSTON          TX   77080          2            06/18/01         00
    9859478                              03           08/01/01          0
    9859478                              O            07/01/11
    0


    5477865          286/286             F          397,000.00         ZZ
                                         180        395,787.80          1
                                       7.375          3,652.10         32
                                       7.125          3,652.10
    SANTA BARBARA    CA   93101          2            07/23/01         00
    9861174                              05           09/01/01          0
    9861174                              O            08/01/16
    0


    5477867          286/286             F          305,000.00         ZZ
                                         180        304,058.48          1
                                       7.250          2,784.23         53
                                       7.000          2,784.23
    FREMONT          CA   94555          5            07/02/01         00
    9865262                              05           09/01/01          0
    9865262                              O            08/01/16
    0


    5477868          286/286             F          317,000.00         ZZ
                                         180        314,972.14          1
                                       6.875          2,827.18         80
                                       6.625          2,827.18
    HAWTHORNE        CA   90250          2            06/18/01         00
    9865961                              05           08/01/01          0
    9865961                              O            07/01/16
    0


    5477871          286/286             F          350,000.00         ZZ
                                         180        348,883.72          1
                                       6.875          3,121.49         43
                                       6.625          3,121.49
1


    TARZANA          CA   91356          5            07/12/01         00
    9870069                              03           09/01/01          0
    9870069                              O            08/01/16
    0


    5477874          286/286             F          372,000.00         ZZ
                                         180        370,813.55          1
                                       6.875          3,317.70         80
                                       6.625          3,317.70
    ALAMEDA          CA   94502          1            07/30/01         00
    9880077                              03           09/01/01          0
    9880077                              O            08/01/16
    0


    5477876          286/286             F          396,000.00         ZZ
                                         180        394,764.16          1
                                       7.125          3,587.09         80
                                       6.875          3,587.09
    TRACY            CA   95376          1            07/10/01         00
    9940790                              05           09/01/01          0
    9940790                              O            08/01/16
    0


    5483355          E22/G01             F          395,000.00         ZZ
                                         180        395,000.00          1
                                       6.750          3,495.39         59
                                       6.500          3,495.39
    REDMOND          WA   98053          5            08/14/01         00
    0412858532                           05           10/01/01          0
    0412858532                           O            09/01/16
    0


    5483391          E22/G01             F          550,000.00         ZZ
                                         180        550,000.00          1
                                       6.875          4,905.20         41
                                       6.625          4,905.20
    OAKLAND          CA   94618          5            08/21/01         00
    0412901167                           05           10/01/01          0
    0412901167                           O            09/01/16
    0


    5483417          E22/G01             F          493,000.00         ZZ
                                         180        493,000.00          1
                                       6.750          4,362.60         54
                                       6.500          4,362.60
    MARATHON         FL   33050          2            08/30/01         00
    0412920506                           05           10/01/01          0
    0412920506                           O            09/01/16
    0
1




    5494530          964/G01             F          556,000.00         ZZ
                                         180        556,000.00          1
                                       6.625          4,881.65         64
                                       6.375          4,881.65
    VALLEY VILLAGE   CA   91607          2            08/22/01         00
    0433145844                           05           10/01/01          0
    139363                               O            09/01/16
    0


    5506504          E22/G01             F          316,000.00         ZZ
                                         180        316,000.00          1
                                       7.000          2,840.30         74
                                       6.750          2,840.30
    ROCHESTER HILLS  MI   48307          2            08/30/01         00
    0412935645                           05           10/01/01          0
    0412935645                           O            09/01/16
    0


    5512552          721/G01             F          292,000.00         T
                                         180        290,144.12          1
                                       6.950          2,616.43         80
                                       6.700          2,616.43
    SCOTTSDALE       AZ   85255          1            06/22/01         00
    0433146974                           03           08/01/01          0
    7890750123                           O            07/01/16
    0


    5517328          721/G01             F          378,000.00         ZZ
                                         180        375,581.93          1
                                       6.875          3,371.21         65
                                       6.625          3,371.21
    EDEN PRAIRIE     MN   55347          2            06/13/01         00
    0433146701                           05           08/01/01          0
    7810163871                           O            07/01/16
    0


    5528660          J95/J95             F          379,250.00         ZZ
                                         180        378,250.00          1
                                       6.750          3,356.02         85
                                       6.500          3,356.02
    WEITMINSTER      CO   80031          1            08/20/01         04
    7630333                              05           10/01/01         25
    7630333                              O            09/01/16
    0
1

   TOTAL NUMBER OF LOANS   :        565

   TOTAL ORIGINAL BALANCE  :   230,608,889.84

   TOTAL PRINCIPAL BALANCE :   229,108,266.79

   TOTAL ORIGINAL P+I      :     2,066,320.58

   TOTAL CURRENT P+I       :     2,066,320.58


                             ***************************
                             *      END OF REPORT      *
                             ***************************

                                   EXHIBIT TWO
                         SCHEDULE OF DISCOUNT FRACTIONS
                            (Available Upon Request)

Loan Number     Current Balance Net Mortgage Rate Discount Fraction  PO Balance
4788173 "$538,269.20 "  0.0547  0.1248  "$67,176.00 "
5168369 "$643,261.20 "  0.0572  0.0848  "$54,548.55 "
5426210 "$446,327.96 "  0.0572  0.0848  "$37,848.61 "
5418763 "$395,853.04 "  0.0572  0.0848  "$33,568.34 "
5055743 "$433,902.58 "  0.0572  0.0848  "$36,794.94 "
5182977 "$344,768.35 "  0.0572  0.0848  "$29,236.36 "
4846207 "$381,332.27 "  0.05845 0.0648  "$24,710.33 "
5168952 "$441,462.11 "  0.05845 0.0648  "$28,606.74 "
5379034 "$446,962.81 "  0.0597  0.0448  "$20,023.93 "
5425202 "$494,924.80 "  0.0597  0.0448  "$22,172.63 "
5008801 "$330,454.33 "  0.0597  0.0448  "$14,804.35 "
5176207 "$389,683.94 "  0.0597  0.0448  "$17,457.84 "
4953874 "$389,382.35 "  0.06095 0.0248  "$9,656.68 "
5052067 "$598,001.99 "  0.06095 0.0248  "$14,830.45 "
5253975 "$300,919.59 "  0.06095 0.0248  "$7,462.81 "
5228838 "$118,487.33 "  0.06095 0.0248  "$2,938.49 "
5016144 "$148,493.51 "  0.06095 0.0248  "$3,682.64 "
4943633 "$733,450.38 "  0.06095 0.0248  "$18,189.57 "
5207514 "$99,332.23 "   0.06095 0.0248  "$2,463.44 "
5387360 "$481,761.30 "  0.06095 0.0248  "$11,947.68 "
5037165 "$297,018.92 "  0.0622  0.0048  "$1,425.69 "
5037164 "$328,511.97 "  0.0622  0.0048  "$1,576.86 "
5009541 "$986,714.89 "  0.0622  0.0048  "$4,736.23 "
4997297 "$322,932.61 "  0.0622  0.0048  "$1,550.08 "
4944749 "$395,926.25 "  0.0622  0.0048  "$1,900.45 "
5161874 "$349,894.83 "  0.0622  0.0048  "$1,679.50 "
4925206 "$394,685.97 "  0.0622  0.0048  "$1,894.49 "
4857016 "$320,682.35 "  0.0622  0.0048  "$1,539.28 "
4854907 "$384,818.81 "  0.0622  0.0048  "$1,847.13 "
5458727 "$450,000.00 "  0.0622  0.0048  "$2,160.00 "
4777207 "$362,588.57 "  0.0622  0.0048  "$1,740.43 "
4977095 "$364,838.27 "  0.0622  0.0048  "$1,751.22 "
5176491 "$346,519.37 "  0.0622  0.0048  "$1,663.29 "
5343506 "$394,317.99 "  0.0622  0.0048  "$1,892.73 "
5294466 "$400,635.52 "  0.0622  0.0048  "$1,923.05 "
5276094 "$314,958.97 "  0.0622  0.0048  "$1,511.80 "
5253961 "$182,397.08 "  0.0622  0.0048  $875.51
5253950 "$538,221.02 "  0.0622  0.0048  "$2,583.46 "
5219879 "$330,028.54 "  0.0622  0.0048  "$1,584.14 "
5207518 "$507,624.00 "  0.0622  0.0048  "$2,436.60 "
5064703 "$396,190.48 "  0.0622  0.0048  "$1,901.71 "
5379043 "$421,606.47 "  0.0622  0.0048  "$2,023.71 "
5061307 "$348,846.95 "  0.0622  0.0048  "$1,674.47 "
5174218 "$393,339.42 "  0.0622  0.0048  "$1,888.03 "
5173829 "$335,753.73 "  0.0622  0.0048  "$1,611.62 "
5471877 "$600,000.00 "  0.0622  0.0048  "$2,880.00 "
5385111 "$569,286.30 "  0.0622  0.0048  "$2,732.57 "
4749285 "$357,686.79 "  0.0622  0.0048  "$1,716.90 "
5166703 "$340,977.76 "  0.0622  0.0048  "$1,636.69 "
5161677 "$363,200.00 "  0.0622  0.0048  "$1,743.36 "
5173812 "$367,555.53 "  0.0622  0.0048  "$1,764.27 "
5207513 "$322,852.84 "  0.0622  0.0048  "$1,549.69 "

52      "$20,947,643.47 "               2.48006567%     "$519,515.31 "

                                        EXHIBIT THREE

                                INFORMATION TO BE INCLUDED IN
                             MONTHLY DISTRIBUTION DATE STATEMENT

               (i) (a) the amount of such distribution to the Certificateholders of such Class applied to reduce the Certificate Principal Balance thereof, and (b) the aggregate amount included therein representing Principal Prepayments;

               (ii) the amount of such distribution to Holders of such Class of Certificates allocable to interest;

               (iii) if the distribution to the Holders of such Class of Certificates is less than the full amount that would be distributable to such Holders if there were sufficient funds available therefor, the amount of the shortfall;

               (iv) the amount of any Advance by the Master Servicer pursuant to
          Section 4.04;

               (v) the number and Pool Stated Principal Balance of the Mortgage Loans after giving effect to the distribution of principal on such Distribution Date;

               (vi) the aggregate Certificate Principal Balance of each Class of Certificates and the Senior Percentage, after giving effect to the amounts distributed on such Distribution Date, separately identifying any reduction thereof due to Realized Losses other than pursuant to an actual distribution of principal;

               (vii) the related Subordinate Principal Distribution Amount and Prepayment Distribution Percentage, if applicable;

               (viii) on the basis of the most recent reports furnished to it by Sub-Servicers, the number and aggregate principal balances of Mortgage Loans that are Delinquent (A) 30-59 days, (B) 60-89 days and (C) 90 or more days and the number and aggregate principal balance of Mortgage Loans that are in foreclosure;

               (ix) the number, aggregate principal balance and book value of any REO Properties;

               (x) the aggregate Accrued Certificate Interest remaining unpaid, if any, for each Class of Certificates, after giving effect to the distribution made on such Distribution Date;

               (xi) the Special Hazard Amount, Fraud Loss Amount and Bankruptcy Amount as of the close of business on such Distribution Date and a description of any change in the calculation of such amounts;

               (xii) the weighted average Pool Strip Rate for such Distribution Date and the Pass- Through Rate with respect to the Class A-V Certificates and each Subclass, if any, thereof;

               (xiii) [RESERVED];

               (xiv) the Notional Amount with respect to each class of Interest Only Certificates and each Subclass Notional Amount;

               (xv)   the occurrence of the Credit Support Depletion Date;

               (xvi) the related Senior Accelerated Distribution Percentage applicable to such distribution;

               (xvii) the related Senior Percentage for such Distribution Date;

               (xviii)the   aggregate   amount  of  Realized   Losses  for  such
          Distribution Date;

               (xix) the aggregate amount of any recoveries on previously foreclosed loans from Sellers due to a breach of representation or warranty assigned to the Trustee pursuant to Section 2.04;

               (xx) the weighted average remaining term to maturity of the Mortgage Loans after giving effect to the amounts distributed on such Distribution Date;

               (xxi) the weighted average Mortgage Rates of the Mortgage Loans after giving effect to the amounts distributed on such Distribution Date;

               (xxii) if any of the Class M Certificates are held by a Depository, a legend substantially in the form of Exhibit H-3 to the Standard Terms, referencing such Certificates.

In the case of information furnished pursuant to clauses (i) and (ii) above, the amounts shall be expressed as a dollar amount per Certificate with a $1,000 denomination.

The Trustee's internet website will initially be located at http://www.abs.bankone.com. To receive this statement via first class mail, telephone the Trustee at (800) 524-9472.

                                  EXHIBIT FOUR

                     STANDARD TERMS OF POOLING AND SERVICING
                       AGREEMENT DATED AS OF JULY 1, 2001



                                 EXECUTION COPY

--------------------------------------------------------------------------------



                                STANDARD TERMS OF
                         POOLING AND SERVICING AGREEMENT




                            Dated as of July 1, 2001




                 Residential Funding Mortgage Securities I, Inc.




                       Mortgage Pass-Through Certificates





--------------------------------------------------------------------------------



                                TABLE OF CONTENTS

                                                                                          PAGE


                                          ARTICLE I

                                         DEFINITIONS
        Section 1.01  Definitions............................................................1
        Section 1.02  Use of Words and Phrases..............................................29

                                          ARTICLE II

                                CONVEYANCE OF MORTGAGE LOANS;
                              ORIGINAL ISSUANCE OF CERTIFICATES
        Section 2.01  Conveyance of Mortgage Loans..........................................30
        Section 2.02  Acceptance by Trustee.................................................36
        Section 2.03  Representations, Warranties and Covenants of the Master Servicer and the
                      Company...............................................................37
        Section 2.04  Representations and Warranties of Sellers.............................39
        Section 2.05  Execution and Authentication of Certificates/Issuance of Certificates
                      Evidencing Interests in REMIC I.......................................41
        Section 2.06  Conveyance of Uncertificated REMIC I and REMIC II Regular Interests;
                       Acceptance by the Trustee.............................................41
        Section 2.07  Issuance of Certificates Evidencing Interests in REMIC II.............41
       Section 2.08  Purposes and Powers of the Trust......................................41

                                         ARTICLE III

                                 ADMINISTRATION AND SERVICING
                                      OF MORTGAGE LOANS
        Section 3.01  Master Servicer to Act as Servicer....................................41
        Section 3.02  Subservicing Agreements Between Master Servicer and Subservicers;
                      Enforcement of Subservicers' and Sellers' Obligations.................43
        Section 3.03  Successor Subservicers................................................44
        Section 3.04  Liability of the Master Servicer......................................44
        Section 3.05  No Contractual Relationship Between Subservicer and Trustee or
                      Certificateholders....................................................45
        Section 3.06  Assumption or Termination of Subservicing Agreements by Trustee.......45
        Section 3.07  Collection of Certain Mortgage Loan Payments;  Deposits to Custodial
                      Account...............................................................45
        Section 3.08  Subservicing Accounts; Servicing Accounts.............................48
        Section 3.09  Access to Certain Documentation and Information Regarding the Mortgage
                      Loans.................................................................49
        Section 3.10  Permitted Withdrawals from the Custodial Account......................50
        Section 3.11  Maintenance of the Primary Insurance Policies; Collections Thereunder
                       .....................................................................51


                                              i




        Section 3.12  Maintenance of Fire Insurance and Omissions and Fidelity Coverage.....52
        Section 3.13  Enforcement of Due-on-Sale Clauses; Assumption and Modification
                      Agreements; Certain Assignments.......................................54
        Section 3.14  Realization Upon Defaulted Mortgage Loans.............................56
        Section 3.15  Trustee to Cooperate; Release of Mortgage Files.......................59
        Section 3.16  Servicing and Other Compensation; Compensating Interest...............60
        Section 3.17  Reports to the Trustee and the Company................................61
        Section 3.18  Annual Statement as to Compliance.....................................61
        Section 3.19  Annual Independent Public Accountants' Servicing Report...............62
        Section 3.20  Rights of the Company in Respect of the Master Servicer...............62
        Section 3.21  Administration of Buydown Funds.......................................63

                                          ARTICLE IV

                                PAYMENTS TO CERTIFICATEHOLDERS
        Section 4.01  Certificate Account...................................................63
        Section 4.02  Distributions.........................................................64
        Section 4.03  Statements to Certificateholders......................................64
        Section 4.04  Distribution of Reports to the Trustee and the Company; Advances by the
                      Master Servicer.......................................................65
        Section 4.05  Allocation of Realized Losses.........................................66
        Section 4.06  Reports of Foreclosures and Abandonment of Mortgaged Property.........66
        Section 4.07  Optional Purchase of Defaulted Mortgage Loans.........................67
        Section 4.08  Surety Bond...........................................................67

                                          ARTICLE V

                                       THE CERTIFICATES
        Section 5.01  The Certificates......................................................68
        Section 5.02  Registration of Transfer and Exchange of Certificates.................70
        Section 5.03  Mutilated, Destroyed, Lost or Stolen Certificates.....................75
        Section 5.04  Persons Deemed Owners.................................................76
        Section 5.05  Appointment of Paying Agent...........................................76

                                          ARTICLE VI

                             THE COMPANY AND THE MASTER SERVICER
        Section 6.01  Respective Liabilities of the Company and the Master Servicer.........77
        Section 6.02  Merger or Consolidation of the Company or the Master Servicer; Assignment
                      of Rights and Delegation of Duties by Master Servicer.................77
        Section 6.03  Limitation on Liability of the Company, the Master Servicer and Others
                       .....................................................................78
        Section 6.04  Company and Master Servicer Not to Resign.............................79

                                         ARTICLE VII



                                              ii




                                           DEFAULT
        Section 7.01  Events of Default.....................................................79
        Section 7.02  Trustee or Company to Act; Appointment of Successor...................81
        Section 7.03  Notification to Certificateholders....................................82
        Section 7.04  Waiver of Events of Default...........................................82

                                         ARTICLE VIII

                                    CONCERNING THE TRUSTEE
        Section 8.01  Duties of Trustee.....................................................83
        Section 8.02  Certain Matters Affecting the Trustee.................................84
        Section 8.03  Trustee Not Liable for Certificates or Mortgage Loans.................86
        Section 8.04  Trustee May Own Certificates..........................................86
        Section 8.05  Master Servicer to Pay Trustee's Fees and Expenses; Indemnification...86
        Section 8.06  Eligibility Requirements for Trustee..................................87
        Section 8.07  Resignation and Removal of the Trustee................................88
        Section 8.08  Successor Trustee.....................................................89
        Section 8.09  Merger or Consolidation of Trustee....................................89
        Section 8.10  Appointment of Co-Trustee or Separate Trustee.........................89
        Section 8.11  Appointment of Custodians.............................................90
        Section 8.12  Appointment of Office or Agency.......................................91

                                          ARTICLE IX

                     TERMINATION OR OPTIONAL PURCHASE OF ALL CERTIFICATES
        Section 9.01  Optional Purchase by the Master Servicer of All Certificates; Termination
                      Upon Purchase by the Master Servicer or Liquidation of All Mortgage Loans
                                                                                            91
        Section 9.02  Additional Termination Requirements...................................94
        Section 9.03  Termination of Multiple REMICs........................................95

                                          ARTICLE X

                                       REMIC PROVISIONS
        Section 10.01 REMIC Administration..................................................95
        Section 10.02 Master Servicer, REMIC Administrator and Trustee Indemnification......99
        Section 10.03 Designation of REMIC(s)...............................................99

                                          ARTICLE XI

                                   MISCELLANEOUS PROVISIONS
        Section 11.01 Amendment.............................................................99
        Section 11.02 Recordation of Agreement; Counterparts...............................102
        Section 11.03 Limitation on Rights of Certificateholders...........................102
        Section 11.04 Governing Law........................................................103
        Section 11.05 Notices..............................................................103


                                             iii




        Section 11.06 Required Notices to Rating Agency and Subservicer....................103
        Section 11.07 Severability of Provisions...........................................104
        Section 11.08 Supplemental Provisions for Resecuritization.........................104
        Section 11.09 Allocation of Voting Rights..........................................105


EXHIBITS

Exhibit A:     Form of Class A Certificate
Exhibit B:     Form of Class M Certificate
Exhibit C:     Form of Class B Certificate
Exhibit D:     Form of Class R Certificate
Exhibit E:     Form of Seller/Servicer Contract
Exhibit F:     Forms of Request for Release
Exhibit G-1:   Form of Transfer Affidavit and Agreement
Exhibit G-2:   Form of Transferor Certificate
Exhibit H:     Form of Investor Representation Letter
Exhibit I:     Form of Transferor Representation Letter
Exhibit J:     Form of Rule 144A Investment Representation Letter

Exhibit K: Text of  Amendment  to Pooling and  Servicing  Agreement  Pursuant to
     Section 11.01(e) for a Limited Guaranty

Exhibit L:     Form of Limited Guaranty
Exhibit M:     Form of Lender Certification for Assignment of Mortgage Loan
Exhibit N:     Request for Exchange Form

        This is the Standard Terms of Pooling and Servicing Agreement, dated as of July 1, 2001 (the "Standard Terms", and as incorporated by reference into a Series Supplement dated as of the Cut-off Date, the "Pooling and Servicing Agreement" or "Agreement"), among RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC., as the company (together with its permitted successors and assigns, the "Company"), RESIDENTIAL FUNDING CORPORATION, as master servicer (together with its permitted successors and assigns, the "Master Servicer"), and the trustee named in the applicable Series Supplement (together with its permitted successors and assigns, the "Trustee").

                                    PRELIMINARY STATEMENT:

        The Company intends to sell certain mortgage pass-through certificates (collectively, the "Certificates"), to be issued under the Agreement in multiple classes, which in the aggregate will evidence the entire beneficial ownership interest in the Mortgage Loans.

        In consideration of the mutual agreements herein contained, the Company, the Master Servicer and the Trustee agree as follows:

                                    ARTICLE I

                                   DEFINITIONS
        Section 1.01  Definitions.

        Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article.

        Accretion Termination Date:  As defined in the Series Supplement.

        Accrual Certificates:  As defined in the Series Supplement.

        Accrued Certificate Interest: With respect to each Distribution Date, as to any Class or Subclass of Certificates (other than any Principal Only Certificates), interest accrued during the related Interest Accrual Period at the related Pass-Through Rate on the Certificate Principal Balance or Notional Amount thereof immediately prior to such Distribution Date. Accrued Certificate Interest will be calculated on the basis of a 360-day year, consisting of twelve 30-day months. In each case Accrued Certificate Interest on any Class or Subclass of Certificates will be reduced by the amount of:

        (i) Prepayment Interest Shortfalls on all Mortgage Loans or, if the Mortgage Pool is comprised of two or more Loan Groups, on the Mortgage Loans in the related Loan Group (to the extent not offset by the Master Servicer with a payment of Compensating Interest as provided in Section 4.01),

        (ii) the interest portion (adjusted to the Net Mortgage Rate (or the Modified Net Mortgage Rate in the case of a Modified Mortgage
               Loan)) of Realized Losses on all Mortgage Loans or, if the Mortgage Pool is comprised of two or more Loan Groups, on the Mortgage Loans in the related Loan Group (including Excess Special Hazard

               Losses,   Excess  Fraud  Losses,  Excess  Bankruptcy  Losses  and
               Extraordinary Losses) not allocated solely to one or more specific Classes of Certificates pursuant to Section 4.05,

        (iii) the interest portion of Advances that were (A) previously made with respect to a Mortgage Loan or REO Property on all Mortgage Loans or, if the Mortgage Pool is comprised of two or more Loan Groups, on the Mortgage Loans in the related Loan Group, which remained unreimbursed following the Cash Liquidation or REO Disposition of such Mortgage Loan or REO Property or (B) made with respect to delinquencies that were ultimately determined to be Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses, and

        (iv) any other interest shortfalls not covered by the subordination provided by the Class M Certificates and Class B Certificates, including interest that is not collectible from the Mortgagor pursuant to the Soldiers' and Sailors' Civil Relief Act of 1940, as amended, or similar legislation or regulations as in effect from time to time, with all such reductions allocated (A) among all of the Certificates in proportion to their respective amounts of Accrued Certificate Interest payable on such Distribution Date absent such reductions or (B) if the Mortgage Pool is comprised of two or more Loan Groups, the related Senior Percentage of such reductions among the related Senior Certificates in proportion to the amounts of Accrued Certificate Interest payable from the related Loan Group on such Distribution Date absent such reductions, with the remainder of such reductions allocated among the holders of the Class M Certificates and Class B Certificates in proportion to their respective amounts of Accrued Certificate Interest payable on such Distribution Date absent such reductions. In addition to that portion of the reductions described in the preceding sentence that are allocated to any Class of Class B Certificates or any Class of Class M Certificates, Accrued Certificate Interest on such Class of Class B Certificates or such Class of Class M Certificates will be reduced by the interest portion (adjusted to the Net Mortgage Rate) of Realized Losses that are allocated solely to such Class of Class B Certificates or such Class of Class M Certificates pursuant to Section 4.05.

     Addendum and Assignment Agreement: The Addendum and Assignment Agreement, dated as of January 31, 1995, between MLCC and the Master Servicer.

        Additional Collateral: Any of the following held, in addition to the related Mortgaged Property, as security for a Mortgage Loan: (i) all money, securities, security entitlements, accounts, general intangibles, payment rights, instruments, documents, deposit accounts, certificates of deposit, commodities contracts and other investment property and other property of whatever kind or description now existing or hereafter acquired which is pledged as security for the repayment of such Mortgage Loan, (ii) third-party guarantees, and (A) all money, securities, security entitlements, accounts, general intangibles, payment rights, instruments, documents, deposit accounts, certificates of deposit, commodities contracts and other investment property and other property of whatever kind or description now existing or hereafter acquired which is pledged as collateral for such guarantee or (B) any mortgaged property securing the performance of such guarantee, or (iii) such other collateral as may be set forth in the Series Supplement.

     Additional Collateral Loan: Each Mortgage Loan that is supported by Additional Collateral.

        Adjusted Mortgage Rate: With respect to any Mortgage Loan and any date of determination, the Mortgage Rate borne by the related Mortgage Note, less the rate at which the related Subservicing Fee accrues.

     Advance: As to any Mortgage Loan, any advance made by the Master Servicer, pursuant to Section 4.04.

        Affiliate: With respect to any Person, any other Person controlling, controlled by or under common control with such first Person. For the purposes of this definition, "control" means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

        Ambac: Ambac Assurance Corporation (formerly known as AMBAC Indemnity Corporation).

        Amount Held for Future Distribution: As to any Distribution Date and, with respect to any Mortgage Pool that is comprised of two or more Loan Groups, each Loan Group, the total of the amounts held in the Custodial Account at the close of business on the preceding Determination Date on account of (i) Liquidation Proceeds, Insurance Proceeds, Curtailments, Mortgage Loan purchases made pursuant to Section 2.02, 2.03, 2.04 or 4.07 and Mortgage Loan substitutions made pursuant to Section 2.03 or 2.04 received or made in the month of such Distribution Date (other than such Liquidation Proceeds, Insurance Proceeds and purchases of Mortgage Loans that the Master Servicer has deemed to have been received in the preceding month in accordance with Section 3.07(b)), and Principal Prepayments in Full made after the related Prepayment Period, and
(ii) payments which represent early receipt of scheduled payments of principal and interest due on a date or dates subsequent to the related Due Date.

        Appraised Value: As to any Mortgaged Property, the lesser of (i) the appraised value of such Mortgaged Property based upon the appraisal made at the time of the origination of the related Mortgage Loan, and (ii) the sales price of the Mortgaged Property at such time of origination, except in the case of a Mortgaged Property securing a refinanced or modified Mortgage Loan as to which it is either the appraised value determined above or the appraised value determined in an appraisal at the time of refinancing or modification, as the case may be.

        Assigned Contracts: With respect to any Pledged Asset Loan: the Credit Support Pledge Agreement; the Funding and Pledge Agreement, among GMAC Mortgage Corporation, National Financial Services Corporation and the Mortgagor or other person pledging the related Pledged Assets; the Additional Collateral Agreement, between GMAC Mortgage Corporation and the Mortgagor or other person pledging the related Pledged Assets; or such other contracts as may be set forth in the Series Supplement.

     Assignment: An assignment of the Mortgage, notice of transfer or equivalent instrument, in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect of record the sale of the Mortgage Loan to the Trustee for the benefit of Certificateholders, which assignment, notice of transfer or equivalent instrument may be in the form of one or more blanket assignments covering Mortgages secured by Mortgaged Properties located in the same county, if permitted by law and accompanied by an Opinion of Counsel to that effect.

        Assignment Agreement: The Assignment and Assumption Agreement, dated the Closing Date, between Residential Funding and the Company relating to the transfer and assignment of the Mortgage Loans.

        Assignment of Proprietary Lease: With respect to a Cooperative Loan, the assignment of the related Cooperative Lease from the Mortgagor to the originator of the Cooperative Loan.

        Available Distribution Amount: As to any Distribution Date and, with respect to any Mortgage Pool comprised of two or more Loan Groups, each Loan Group, an amount equal to (a) the sum of (i) the amount relating to the Mortgage Loans on deposit in the Custodial Account as of the close of business on the immediately preceding Determination Date and amounts deposited in the Custodial Account in connection with the substitution of Qualified Substitute Mortgage Loans, (ii) the amount of any Advance made on the immediately preceding Certificate Account Deposit Date, (iii) any amount deposited in the Certificate Account on the related Certificate Account Deposit Date pursuant to the second paragraph of Section 3.12(a), (iv) any amount deposited in the Certificate Account pursuant to Section 4.07, (v) any amount that the Master Servicer is not permitted to withdraw from the Custodial Account or the Certificate Account pursuant to Section 3.16(e), (vi) any amount received by the Trustee pursuant to the Surety Bond in respect of such Distribution Date and (vii) the proceeds of any Pledged Assets received by the Master Servicer, reduced by (b) the sum as of the close of business on the immediately preceding Determination Date of (x) the Amount Held for Future Distribution, and (y) amounts permitted to be withdrawn by the Master Servicer from the Custodial Account in respect of the Mortgage Loans pursuant to clauses (ii)-(x), inclusive, of Section 3.10(a). Such amount shall be determined separately for each Loan Group. Additionally, with respect to any Mortgage Pool that is comprised of two or more Loan Groups, if on any Distribution Date Compensating Interest provided pursuant to Section 3.16(e) is less than Prepayment Interest Shortfalls incurred on the Mortgage Loans in connection with Principal Prepayments in Full received during the related Prepayment Period and Curtailments made in the prior calendar month, such Compensating Interest shall be allocated on such Distribution Date to the Available Distribution Amount for each Loan Group on a pro rata basis in accordance with the respective amounts of such Prepayment Interest Shortfalls incurred on the Mortgage Loans in such Loan Group in respect of such Distribution Date.

        Bankruptcy Code:  The Bankruptcy Code of 1978, as amended.

        Bankruptcy Loss: With respect to any Mortgage Loan, a Deficient Valuation or Debt Service Reduction; provided, however, that neither a Deficient Valuation nor a Debt Service Reduction shall be deemed a Bankruptcy Loss hereunder so long as the Master Servicer has notified the Trustee in writing that the Master Servicer is diligently pursuing any remedies that may exist in connection with the representations and warranties made regarding the related Mortgage Loan and either (A) the related Mortgage Loan is not in default with regard to payments due thereunder or (B) delinquent payments of principal and interest under the related Mortgage Loan and any premiums on any applicable primary hazard insurance policy and any related escrow payments in respect of such Mortgage Loan are being advanced on a current basis by the Master Servicer or a Subservicer, in either case without giving effect to any Debt Service Reduction.

        Book-Entry Certificate: Any Certificate registered in the name of the Depository or its nominee, and designated as such in the Preliminary Statement to the Series Supplement.

        Business Day: Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the State of New York, the State of Michigan, the State of California or the State of Illinois (and such other state or states in which the Custodial Account or the Certificate Account are at the time located) are required or authorized by law or executive order to be closed.

        Buydown Funds: Any amount contributed by the seller of a Mortgaged Property, the Company or other source in order to enable the Mortgagor to reduce the payments required to be made from the Mortgagor's funds in the early years of a Mortgage Loan. Buydown Funds are not part of the Trust Fund prior to deposit into the Custodial or Certificate Account.

        Buydown Mortgage Loan: Any Mortgage Loan as to which a specified amount of interest is paid out of related Buydown Funds in accordance with a related buydown agreement.

        Cash Liquidation: As to any defaulted Mortgage Loan other than a Mortgage Loan as to which an REO Acquisition occurred, a determination by the Master Servicer that it has received all Insurance Proceeds, Liquidation Proceeds and other payments or cash recoveries which the Master Servicer reasonably and in good faith expects to be finally recoverable with respect to such Mortgage Loan.

     Certificate Account Deposit Date: As to any Distribution Date, the Business Day prior thereto.

        Certificateholder or Holder: The Person in whose name a Certificate is registered in the Certificate Register, and, in respect of any Insured Certificates, the Certificate Insurer to the extent of Cumulative Insurance Payments, except that neither a Disqualified Organization nor a Non-United States Person shall be a holder of a Class R Certificate for purposes hereof and, solely for the purpose of giving any consent or direction pursuant to this Agreement, any Certificate, other than a Class R Certificate, registered in the name of the Company, the Master Servicer or any Subservicer or any Affiliate thereof shall be deemed not to be outstanding and the Percentage Interest or Voting Rights evidenced thereby shall not be taken into account in determining whether the requisite amount of Percentage Interests or Voting Rights necessary to effect any such consent or direction has been obtained. All references herein to "Holders" or "Certificateholders" shall reflect the rights of Certificate Owners as they may indirectly exercise such rights through the Depository and participating members thereof, except as otherwise specified herein; provided, however, that the Trustee shall be required to recognize as a "Holder" or "Certificateholder" only the Person in whose name a Certificate is registered in the Certificate Register.

        Certificate Insurer: As defined in the Series Supplement.

        Certificate Owner: With respect to a Book-Entry Certificate, the Person who is the beneficial owner of such Certificate, as reflected on the books of an indirect participating brokerage firm for which a Depository Participant acts as agent, if any, and otherwise on the books of a Depository Participant, if any, and otherwise on the books of the Depository.

     Certificate Principal Balance: With respect to each Certificate (other than any Interest Only Certificate), on any date of determination, an amount equal to:

          (i) the Initial Certificate Principal Balance of such Certificate as specified on the face thereof, plus

        (ii) in the case of each Accrual Certificate, an amount equal to the aggregate Accrued Certificate Interest added to the Certificate Principal Balance thereof prior to such date of determination, minus

        (iii) the sum of (x) the aggregate of all amounts previously distributed with respect to such Certificate (or any predecessor Certificate) and applied to reduce the Certificate Principal Balance thereof pursuant to Section 4.02(a) and (y) the aggregate of all reductions in Certificate Principal Balance deemed to have occurred in connection with Realized Losses which were previously allocated to such Certificate (or any predecessor Certificate) pursuant to Section 4.05;

provided, that the Certificate Principal Balance of the Class of Subordinate Certificates with the Lowest Priority at any given time shall be calculated to equal the Percentage Interest evidenced by such Certificate times the excess, if any, of (A) the then aggregate Stated Principal Balance of the Mortgage Loans over (B) the then aggregate Certificate Principal Balance of all other Classes of Certificates then outstanding.

     Certificate Register and Certificate Registrar: The register maintained and the registrar appointed pursuant to Section 5.02.

        Class: Collectively, all of the Certificates bearing the same designation. The initial Class A-V Certificates and any Subclass thereof issued pursuant to Section 5.01(c) shall be a single Class for purposes of this Agreement.

     Class A-P Certificate: Any one of the Certificates designated as a Class A-P Certificate.

        Class A-P Collection Shortfall: With respect to the Cash Liquidation or REO Disposition of a Discount Mortgage Loan and any Distribution Date, the excess of the amount described in Section 4.02(b)(i)(C)(1) over the amount described in Section 4.02(b)(i)(C)(2).

        Class A-P Principal Distribution Amount:  As defined in Section 4.02.

     Class A-V Certificate: Any one of the Certificates designated as a Class A-V Certificate, including any Subclass thereof.

        Class B Certificate: Any one of the Certificates designated as a Class B-1 Certificate, Class B-2 Certificate or Class B-3 Certificate.

        Class M Certificate: Any one of the Certificates designated as a Class M-1 Certificate, Class M-2 Certificate or Class M-3 Certificate.

        Closing Date:  As defined in the Series Supplement.

        Code:  The Internal Revenue Code of 1986.

     Combined Collateral LLC: Combined Collateral LLC, a Delaware limited liability company.

        Compensating Interest: With respect to any Distribution Date, an amount equal to Prepayment Interest Shortfalls resulting from Principal Prepayments in Full during the related Prepayment Period and Curtailments during the prior calendar month and included in the Available Distribution Amount for such Distribution Date, but not more than the lesser of (a) one-twelfth of 0.125% of the Stated Principal Balance of the Mortgage Loans immediately preceding such Distribution Date and (b) the sum of the Servicing Fee and all income and gain on amounts held in the Custodial Account and the Certificate Account and payable to the Certificateholders with respect to such Distribution Date; provided that for purposes of this definition the amount of the Servicing Fee will not be reduced pursuant to Section 7.02 except as may be required pursuant to the last sentence of such Section.

        Cooperative: A private, cooperative housing corporation which owns or leases land and all or part of a building or buildings, including apartments, spaces used for commercial purposes and common areas therein and whose board of directors authorizes, among other things, the sale of Cooperative Stock.

        Cooperative Apartment: A dwelling unit in a multi-dwelling building owned or leased by a Cooperative, which unit the Mortgagor has an exclusive right to occupy pursuant to the terms of a proprietary lease or occupancy agreement.

        Cooperative Lease: With respect to a Cooperative Loan, the proprietary lease or occupancy agreement with respect to the Cooperative Apartment occupied by the Mortgagor and relating to the related Cooperative Stock, which lease or agreement confers an exclusive right to the holder of such Cooperative Stock to occupy such apartment.

        Cooperative Loans: Any of the Mortgage Loans made in respect of a Cooperative Apartment, evidenced by a Mortgage Note and secured by (i) a Security Agreement, (ii) the related Cooperative Stock Certificate, (iii) an assignment of the Cooperative Lease, (iv) financing statements and (v) a stock power (or other similar instrument), and ancillary thereto, a recognition agreement between the Cooperative and the originator of the Cooperative Loan, each of which was transferred and assigned to the Trustee pursuant to Section
2.01 and are from time to time held as part of the Trust Fund.

     Cooperative   Stock:  With  respect  to  a  Cooperative  Loan,  the  single outstanding class of stock, partnership interest or other ownership instrument in the related Cooperative.

     Cooperative Stock Certificate: With respect to a Cooperative Loan, the stock certificate or other instrument evidencing the related Cooperative Stock.

        Credit Support Depletion Date: The first Distribution Date on which the Certificate Principal Balances of the Subordinate Certificates have been reduced to zero.

        Credit Support Pledge Agreement: The Credit Support Pledge Agreement, dated as of November 24, 1998, among the Master Servicer, GMAC Mortgage Corporation, Combined Collateral LLC and The First National Bank of Chicago (now known as Bank One, National Association), as custodian.

        Cumulative Insurance Payments:  As defined in the Series Supplement.

     Curtailment: Any Principal Prepayment made by a Mortgagor which is not a Principal Prepayment in Full.

        Custodial Account: The custodial account or accounts created and maintained pursuant to Section 3.07 in the name of a depository institution, as custodian for the holders of the Certificates, for the holders of certain other interests in mortgage loans serviced or sold by the Master Servicer and for the Master Servicer, into which the amounts set forth in Section 3.07 shall be deposited directly. Any such account or accounts shall be an Eligible Account.

        Custodial Agreement: An agreement that may be entered into among the Company, the Master Servicer, the Trustee and a Custodian pursuant to which the Custodian will hold certain documents relating to the Mortgage Loans on behalf of the Trustee.

        Custodian:  A custodian appointed pursuant to a Custodial Agreement.

        Cut-off Date Principal Balance: As to any Mortgage Loan, the unpaid principal balance thereof at the Cut-off Date after giving effect to all installments of principal due on or prior thereto, whether or not received.

        Debt Service Reduction: With respect to any Mortgage Loan, a reduction in the scheduled Monthly Payment for such Mortgage Loan by a court of competent jurisdiction in a proceeding under the Bankruptcy Code, except such a reduction constituting a Deficient Valuation or any reduction that results in a permanent forgiveness of principal.

        Deficient Valuation: With respect to any Mortgage Loan, a valuation by a court of competent jurisdiction of the Mortgaged Property in an amount less than the then outstanding indebtedness under the Mortgage Loan, or any reduction in the amount of principal to be paid in connection with any scheduled Monthly Payment that constitutes a permanent forgiveness of principal, which valuation or reduction results from a proceeding under the Bankruptcy Code.

     Definitive   Certificate:   Any   Certificate   other  than  a   Book-Entry
Certificate.

     Deleted Mortgage Loan: A Mortgage Loan replaced or to be replaced with a Qualified Substitute Mortgage Loan.

        Delinquent: As used herein, a Mortgage Loan is considered to be: "30 to 59 days" or "30 or more days" delinquent when a payment due on any scheduled due date remains unpaid as of the close of business on the last business day immediately prior to the next following monthly scheduled due date; "60 to 89 days" or "60 or more days" delinquent when a payment due on any scheduled due date remains unpaid as of the close of business on the last business day immediately prior to the second following monthly scheduled due date; and so on. The determination as to whether a Mortgage Loan falls into these categories is made as of the close of business on the last business day of each month. For example, a Mortgage Loan with a payment due on July 1 that remained unpaid as of the close of business on July 31 would then be considered to be 30 to 59 days delinquent. Delinquency information as of the Cut-off Date is determined and prepared as of the close of business on the last business day immediately prior to the Cut-off Date.

        Depository: The Depository Trust Company, or any successor Depository hereafter named. The nominee of the initial Depository for purposes of registering those Certificates that are to be Book-Entry Certificates is Cede & Co. The Depository shall at all times be a "clearing corporation" as defined in
Section 8-102(a)(5) of the Uniform Commercial Code of the State of New York and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934, as amended.

        Depository Participant: A broker, dealer, bank or other financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

     Destroyed Mortgage Note: A Mortgage Note the original of which was permanently lost or destroyed and has not been replaced.

        Determination Date:  As defined in the Series Supplement.

        Discount Fraction: With respect to each Discount Mortgage Loan, the fraction expressed as a percentage, the numerator of which is the Discount Net Mortgage Rate minus the Net Mortgage Rate (or the initial Net Mortgage Rate with respect to any Discount Mortgage Loans as to which the Mortgage Rate is modified pursuant to 3.07(a)) for such Mortgage Loan and the denominator of which is the Discount Net Mortgage Rate. The Discount Fraction with respect to each Discount Mortgage Loan is set forth as an exhibit attached to the Series Supplement.

        Discount Mortgage Loan: Any Mortgage Loan having a Net Mortgage Rate (or the initial Net Mortgage Rate) of less than the Discount Net Mortgage Rate per annum and any Mortgage Loan deemed to be a Discount Mortgage Loan pursuant to the definition of Qualified Substitute Mortgage Loan.

        Discount Net Mortgage Rate:  As defined in the Series Supplement.

        Disqualified Organization: Any organization defined as a "disqualified organization" under Section 860E(e)(5) of the Code, and if not otherwise included, any of the following: (i) the United States, any State or political subdivision thereof, any possession of the United States, or any agency or instrumentality of any of the foregoing (other than an instrumentality which is a corporation if all of its activities are subject to tax and, except for Freddie Mac, a majority of its board of directors is not selected by such governmental unit), (ii) a foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (iii) any organization (other than certain farmers' cooperatives described in Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code (including the tax imposed by Section 511 of the Code on unrelated business taxable income), (iv) rural electric and telephone cooperatives described in Section 1381(a)(2)(C) of the Code, (v) any "electing large partnership," as defined in Section 775(a) of the Code and (vi) any other Person so designated by the Trustee based upon an Opinion of Counsel that the holding of an Ownership Interest in a Class R
Certificate by such Person may cause the Trust Fund or any Person having an Ownership Interest in any Class of Certificates (other than such Person) to incur a liability for any federal tax imposed under the Code that would not otherwise be imposed but for the Transfer of an Ownership Interest in a Class R Certificate to such Person. The terms "United States", "State" and "international organization" shall have the meanings set forth in Section 7701 of the Code or successor provisions.

        Distribution Date: The 25th day of any month beginning in the month immediately following the month of the initial issuance of the Certificates or, if such 25th day is not a Business Day, the Business Day immediately following such 25th day.

     Due Date: With respect to any Distribution Date and any Mortgage Loan, the day during the related Due Period on which the Monthly Payment is due.

     Due Period: With respect to any Distribution Date, the one-month period set forth in the Series Supplement.

        Eligible Account: An account that is any of the following: (i) maintained with a depository institution the debt obligations of which have been rated by each Rating Agency in its highest rating available, or (ii) an account or accounts in a depository institution in which such accounts are fully insured to the limits established by the FDIC, provided that any deposits not so insured shall, to the extent acceptable to each Rating Agency, as evidenced in writing, be maintained such that (as evidenced by an Opinion of Counsel delivered to the Trustee and each Rating Agency) the registered Holders of Certificates have a claim with respect to the funds in such account or a perfected first security interest against any collateral (which shall be limited to Permitted Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution with which such account is maintained, or (iii) in the case of the Custodial Account, a trust account or accounts maintained in the corporate trust department of Bank One, National Association, or (iv) in the case of the Certificate Account, a trust account or accounts maintained in the corporate trust division of the Trustee, or (v) an account or accounts of a depository institution acceptable to each Rating Agency (as evidenced in writing by each Rating Agency that use of any such account as the Custodial Account or the Certificate Account will not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency).

        Event of Default:  As defined in Section 7.01.

     Excess Bankruptcy Loss: Any Bankruptcy Loss, or portion thereof, which exceeds the then applicable Bankruptcy Amount.

     Excess Fraud Loss: Any Fraud Loss, or portion thereof, which exceeds the then applicable Fraud Loss Amount.

     Excess Special Hazard Loss: Any Special Hazard Loss, or portion thereof, that exceeds the then applicable Special Hazard Amount.

        Excess Subordinate Principal Amount: With respect to any Distribution Date on which the aggregate Certificate Principal Balance of the Class of Subordinate Certificates then outstanding with the Lowest Priority is to be reduced to zero and on which Realized Losses are to be allocated to such class or classes, the excess, if any, of (i) the amount that would otherwise be distributable in respect of principal on such class or classes of Certificates on such Distribution Date over (ii) the excess, if any, of the aggregate Certificate Principal Balance of such class or classes of Certificates immediately prior to such Distribution Date over the aggregate amount of Realized Losses to be allocated to such classes of Certificates on such Distribution Date as reduced by any amount calculated pursuant to Section 4.02(b)(i)(E). With respect to any Mortgage Pool that is comprised of two or more Loan Groups, the Excess Subordinate Principal Amount will be allocated between each Loan Group on a pro rata basis in accordance with the amount of
Realized Losses attributable to each Loan Group and allocated to the Certificates on such Distribution Date.

        Extraordinary Events: Any of the following conditions with respect to a Mortgaged Property (or, with respect to a Cooperative Loan, the Cooperative Apartment) or Mortgage Loan causing or resulting in a loss which causes the liquidation of such Mortgage Loan:

        (a) losses that are of the type that would be covered by the fidelity bond and the errors and omissions insurance policy required to be maintained pursuant to Section 3.12(b) but are in excess of the coverage maintained thereunder;

        (b) nuclear reaction or nuclear radiation or radioactive contamination, all whether controlled or uncontrolled, and whether such loss be direct or indirect, proximate or remote or be in whole or in part caused by, contributed to or aggravated by a peril covered by the definition of the term "Special Hazard Loss";

        (c) hostile or warlike action in time of peace or war, including action in hindering, combating or defending against an actual, impending or expected attack:

               1. by any government or sovereign power, de jure or de facto, or by any authority maintaining or using military, naval or air forces; or

               2.     by military, naval or air forces; or

               3. by an agent of any such government, power, authority or forces;

     (d) any weapon of war employing atomic fission or radioactive force whether in time of peace or war; or

        (e) insurrection, rebellion, revolution, civil war, usurped power or action taken by governmental authority in hindering, combating or defending against such an occurrence, seizure or destruction under quarantine or customs regulations, confiscation by order of any government or public authority; or risks of contraband or illegal transportation or trade.

     Extraordinary Losses: Any loss incurred on a Mortgage Loan caused by or resulting from an Extraordinary Event.

        Fannie Mae: Federal National Mortgage Association, a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act, or any successor thereto.

     FASIT: A "financial asset securitization investment trust" within the meaning of Section 860L of the Code.

        FDIC:  Federal Deposit Insurance Corporation or any successor thereto.

        Final Distribution Date: The Distribution Date on which the final distribution in respect of the Certificates will be made pursuant to Section 9.01, which Final Distribution Date shall in no event be later than the end of the 90-day liquidation period described in Section 9.02.

        Fitch:  Fitch, Inc. or its successor in interest.

        Foreclosure Profits: As to any Distribution Date or related Determination Date and any Mortgage Loan, the excess, if any, of Liquidation Proceeds, Insurance Proceeds and REO Proceeds (net of all amounts reimbursable therefrom pursuant to Section 3.10(a)(ii)) in respect of each Mortgage Loan or REO Property for which a Cash Liquidation or REO Disposition occurred in the related Prepayment Period over the sum of the unpaid principal balance of such Mortgage Loan or REO Property (determined, in the case of an REO Disposition, in accordance with Section 3.14) plus accrued and unpaid interest at the Mortgage Rate on such unpaid principal balance from the Due Date to which interest was last paid by the Mortgagor to the first day of the month following the month in which such Cash Liquidation or REO Disposition occurred.

     Fraud Losses: Losses on Mortgage Loans as to which there was fraud in the origination of such Mortgage Loan.

        Freddie Mac: Federal Home Loan Mortgage Corporation, a corporate instrumentality of the United States created and existing under Title III of the Emergency Home Finance Act of 1970, as amended, or any successor thereto.

        Highest Priority: As of any date of determination, the Class of Subordinate Certificates then outstanding with the earliest priority for payments pursuant to Section 4.02(a), in the following order: Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates.

        Independent: When used with respect to any specified Person, means such a Person who (i) is in fact independent of the Company, the Master Servicer and the Trustee, or any Affiliate thereof, (ii) does not have any direct financial interest or any material indirect financial interest in the Company, the Master Servicer or the Trustee or in an Affiliate thereof, and (iii) is not connected with the Company, the Master Servicer or the Trustee as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

        Initial Certificate Principal Balance: With respect to each Class of Certificates, the Certificate Principal Balance of such Class of Certificates as of the Cut-off Date, as set forth in the Series Supplement.

        Initial Monthly Payment Fund: An amount representing scheduled principal amortization and interest at the Net Mortgage Rate for the Due Date in the first Due Period commencing subsequent to the Cut-off Date for those Mortgage Loans for which the Trustee will not be entitled to receive such payment, and as more specifically defined in the Series Supplement.

        Initial Notional Amount: With respect to any Class or Subclass of Interest Only Certificates, the amount initially used as the principal basis for the calculation of any interest payment amount, as more specifically defined in the Series Supplement.

     Initial Subordinate Class Percentage: As defined in the Series Supplement.

        Insurance Proceeds: Proceeds paid in respect of the Mortgage Loans pursuant to any Primary Insurance Policy or any other related insurance policy covering a Mortgage Loan (excluding any Certificate Policy (as defined in the Series Supplement)), to the extent such proceeds are payable to the mortgagee under the Mortgage, any Subservicer, the Master Servicer or the Trustee and are not applied to the restoration of the related Mortgaged Property (or, with respect to a Cooperative Loan, the related Cooperative Apartment) or released to the Mortgagor in accordance with the procedures that the Master Servicer would follow in servicing mortgage loans held for its own account.

     Insurer: Any named insurer under any Primary Insurance Policy or any successor thereto or the named insurer in any replacement policy.

        Interest Accrual Period: As defined in the Series Supplement.

     Interest Only Certificates: A Class or Subclass of Certificates not entitled to payments of principal, and designated as such in the Series Supplement. The Interest Only Certificates will have no Certificate Principal Balance.

        Interim Certification:  As defined in Section 2.02.

     Junior Certificateholder: The Holder of not less than 95% of the Percentage Interests of the Junior Class of Certificates.

        Junior Class of Certificates: The Class of Subordinate Certificates outstanding as of the date of the repurchase of a Mortgage Loan pursuant to
Section 4.07 herein that has the Lowest Priority.

        Late Collections: With respect to any Mortgage Loan, all amounts received during any Due Period, whether as late payments of Monthly Payments or as Insurance Proceeds, Liquidation Proceeds or otherwise, which represent late payments or collections of Monthly Payments due but delinquent for a previous Due Period and not previously recovered.

        Liquidation Proceeds: Amounts (other than Insurance Proceeds) received by the Master Servicer in connection with the taking of an entire Mortgaged Property by exercise of the power of eminent domain or condemnation or in connection with the liquidation of a defaulted Mortgage Loan through trustee's sale, foreclosure sale or otherwise, other than REO Proceeds.

        Loan Group: Any group of Mortgage Loans designated as a separate loan group in the Series Supplement. The Certificates relating to each Loan Group will be designated in the Series Supplement.

        Loan-to-Value Ratio: As of any date, the fraction, expressed as a percentage, the numerator of which is the current principal balance of the related Mortgage Loan at the date of determination and the denominator of which is the Appraised Value of the related Mortgaged Property.

        Lower Priority: As of any date of determination and any Class of Subordinate Certificates, any other Class of Subordinate Certificates then outstanding with a later priority for payments pursuant to Section 4.02(a).

        Lowest Priority: As of any date of determination, the Class of Subordinate Certificates then outstanding with the latest priority for payments pursuant to Section 4.02(a), in the following order: Class B-3, Class B-2, Class B-1, Class M-3, Class M-2 and Class M-1 Certificates.

        Maturity Date: The latest possible maturity date, solely for purposes of
Section 1.860G-1(a)(4)(iii) of the Treasury regulations, by which the Certificate Principal Balance of each Class of Certificates (other than the Interest Only Certificates which have no Certificate Principal Balance) and each Uncertificated REMIC Regular Interest would be reduced to zero, as designated in the Series Supplement.

     MERS:  Mortgage  Electronic   Registration  Systems,  Inc.,  a  corporation
organized and existing under the laws of the State of Delaware, or any successor thereto.

        MERS(R)  System:   The  system  of  recording   transfers  of  Mortgages
electronically maintained by MERS.

     MIN: The Mortgage Identification Number for Mortgage Loans registered with MERS on the MERS(R)System.

     MLCC: Merrill Lynch Credit Corporation, or its successor in interest.

     Modified Mortgage Loan: Any Mortgage Loan that has been the subject of a Servicing Modification.

        Modified Net Mortgage Rate: As to any Mortgage Loan that is the subject of a Servicing Modification, the Net Mortgage Rate minus the rate per annum by which the Mortgage Rate on such Mortgage Loan was reduced.

        MOM Loan: With respect to any Mortgage Loan, MERS acting as the mortgagee of such Mortgage Loan, solely as nominee for the originator of such Mortgage Loan and its successors and assigns, at the origination thereof.

        Monthly Payment: With respect to any Mortgage Loan (including any REO Property) and any Due Date, the payment of principal and interest due thereon in accordance with the amortization schedule at the time applicable thereto (after adjustment, if any, for Curtailments and for Deficient Valuations occurring prior to such Due Date but before any adjustment to such amortization schedule by reason of any bankruptcy, other than a Deficient Valuation, or similar proceeding or any moratorium or similar waiver or grace period and before any Servicing Modification that constitutes a reduction of the interest rate on such Mortgage Loan).

        Moody's:  Moody's Investors Service, Inc., or its successor in interest.

        Mortgage: With respect to each Mortgage Note related to a Mortgage Loan which is not a Cooperative Loan, the mortgage, deed of trust or other comparable instrument creating a first lien on an estate in fee simple or leasehold interest in real property securing a Mortgage Note.

        Mortgage File: The mortgage documents listed in Section 2.01 pertaining to a particular Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

        Mortgage Loans: Such of the mortgage loans transferred and assigned to the Trustee pursuant to Section 2.01 as from time to time are held or deemed to be held as a part of the Trust Fund, the Mortgage Loans originally so held being identified in the initial Mortgage Loan Schedule, and Qualified Substitute Mortgage Loans held or deemed held as part of the Trust Fund including, without limitation, (i) with respect to each Cooperative Loan, the related Mortgage Note, Security Agreement, Assignment of Proprietary Lease, Cooperative Stock Certificate, Cooperative Lease and Mortgage File and all rights appertaining thereto, and (ii) with respect to each Mortgage Loan other than a Cooperative Loan, each related Mortgage Note, Mortgage and Mortgage File and all rights appertaining thereto.

        Mortgage Loan Schedule:  As defined in the Series Supplement.

        Mortgage Note: The originally executed note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan, together with any modification thereto.

     Mortgage Pool: The pool of mortgage loans, including all Loan Groups, if any, consisting of the Mortgage Loans.

     Mortgage Rate: As to any Mortgage Loan, the interest rate borne by the related Mortgage Note, or any modification thereto other than a Servicing Modification.

        Mortgaged Property: The underlying real property securing a Mortgage Loan or, with respect to a Cooperative Loan, the related Cooperative Lease and Cooperative Stock.

        Mortgagor:  The obligor on a Mortgage Note.

        Net Mortgage Rate: As to each Mortgage Loan, a per annum rate of interest equal to the Adjusted Mortgage Rate less the per annum rate at which the Servicing Fee is calculated.

     Non-Discount Mortgage Loan: A Mortgage Loan that is not a Discount Mortgage Loan.

        Non-Primary Residence Loans: The Mortgage Loans designated as secured by second or vacation residences, or by non-owner occupied residences, on the Mortgage Loan Schedule.

        Non-United States Person:  Any Person other than a United States Person.

        Nonrecoverable Advance: Any Advance previously made or proposed to be made by the Master Servicer in respect of a Mortgage Loan (other than a Deleted Mortgage Loan) which, in the good faith judgment of the Master Servicer, will not, or, in the case of a proposed Advance, would not, be ultimately recoverable by the Master Servicer from related Late Collections, Insurance Proceeds, Liquidation Proceeds, REO Proceeds or amounts reimbursable to the Master Servicer pursuant to Section 4.02(a) hereof. The determination by the Master Servicer that it has made a Nonrecoverable Advance or that any proposed Advance would constitute a Nonrecoverable Advance, shall be evidenced by an Officers' Certificate delivered to the Company, the Trustee and any Certificate Insurer.

     Nonsubserviced Mortgage Loan: Any Mortgage Loan that, at the time of reference thereto, is not subject to a Subservicing Agreement.

        Notional Amount: With respect to any Class or Subclass of Interest Only Certificates, an amount used as the principal basis for the calculation of any interest payment amount, as more specifically defined in the Series Supplement.

        Officers' Certificate: A certificate signed by the Chairman of the Board, the President or a Vice President or Assistant Vice President, or a Director or Managing Director, and by the Treasurer, the Secretary, or one of the Assistant Treasurers or Assistant Secretaries of the Company or the Master Servicer, as the case may be, and delivered to the Trustee, as required by this Agreement.

        Opinion of Counsel: A written opinion of counsel acceptable to the Trustee and the Master Servicer, who may be counsel for the Company or the Master Servicer, provided that any opinion of counsel (i) referred to in the definition of "Disqualified Organization" or (ii) relating to the qualification of any REMIC formed under the Series Supplement or compliance with the REMIC
Provisions must, unless otherwise specified, be an opinion of Independent counsel.

     Outstanding Mortgage Loan: As to any Due Date, a Mortgage Loan (including an REO Property) which was not the subject of a Principal Prepayment in Full, Cash Liquidation or REO

Disposition and which was not purchased, deleted or substituted for prior to such Due Date pursuant to Section 2.02, 2.03, 2.04 or 4.07.

        Ownership Interest: As to any Certificate, any ownership or security interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

        Pass-Through Rate:  As defined in the Series Supplement.

     Paying Agent: The Trustee or any successor Paying Agent appointed by the Trustee.

        Percentage Interest: With respect to any Certificate (other than a Class R Certificate), the undivided percentage ownership interest in the related Class evidenced by such Certificate, which percentage ownership interest shall be equal to the Initial Certificate Principal Balance thereof or Initial Notional Amount (in the case of any Interest Only Certificate) thereof divided by the aggregate Initial Certificate Principal Balance or the aggregate of the Initial Notional Amounts, as applicable, of all the Certificates of the same Class. With respect to a Class R Certificate, the interest in distributions to be made with respect to such Class evidenced thereby, expressed as a percentage, as stated on the face of each such Certificate.

        Permitted Investments:  One or more of the following:

               (i) obligations of or guaranteed as to principal and interest by the United States or any agency or instrumentality thereof when such obligations are backed by the full faith and credit of the United States;

               (ii) repurchase agreements on obligations specified in clause (i) maturing not more than one month from the date of acquisition thereof, provided that the unsecured obligations of the party agreeing to repurchase such obligations are at the time rated by each Rating Agency in its highest short-term rating available;

               (iii) federal funds, certificates of deposit, demand deposits, time deposits and bankers' acceptances (which shall each have an original maturity of not more than 90 days and, in the case of bankers' acceptances, shall in no event have an original maturity of more than 365 days or a remaining maturity of more than 30 days) denominated in United States dollars of any U.S. depository institution or trust company incorporated under the laws of the United States or any state thereof or of any domestic branch of a foreign depository institution or trust company; provided that the debt obligations of such depository institution or trust company (or, if the only Rating Agency is Standard & Poor's, in the case of the principal depository institution in a depository institution holding company, debt obligations of the depository institution holding company) at the date of acquisition thereof have been rated by each Rating Agency in its highest short-term rating available; and provided further that, if the only Rating Agency is Standard & Poor's and if the depository or trust company is a principal subsidiary of a bank holding company and the debt obligations of such subsidiary are not separately rated, the applicable rating shall be that of the bank holding company; and, provided further that, if the original maturity of such short-term obligations of a domestic branch of a foreign depository institution or trust company shall exceed 30 days, the short-term rating of such institution shall be A-1+ in the case of Standard & Poor's if Standard & Poor's is the Rating Agency;

               (iv) commercial paper and demand notes (having original maturities of not more than 365 days) of any corporation incorporated under the laws of the United States or any state thereof which on the date of acquisition has been rated by each Rating Agency in its highest short-term rating available; provided that such commercial paper shall have a remaining maturity of not more than 30 days;

               (v) a money market fund or a qualified investment fund rated by each Rating Agency in its highest long-term rating available; and

               (vi) other obligations or securities that are acceptable to each Rating Agency as a Permitted Investment hereunder and will not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency, as evidenced in writing;

provided, however, no instrument shall be a Permitted Investment if it represents, either (1) the right to receive only interest payments with respect to the underlying debt instrument or (2) the right to receive both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity greater than 120% of the yield to maturity at par of such underlying obligations. References herein to the highest rating available on unsecured long-term debt shall mean AAA in the case of Standard & Poor's and Fitch and Aaa in the case of Moody's, and references herein to the highest rating available on unsecured commercial paper and short-term debt obligations shall mean A-1 in the case of Standard & Poor's, P-1 in the case of Moody's and either A-1 by Standard & Poor's, P-1 by Moody's or F-1 by Fitch in the case of Fitch.

     Permitted Transferee: Any Transferee of a Class R Certificate, other than a Disqualified Organization or Non-United States Person.

        Person: Any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

     Pledged Amount: With respect to any Pledged Asset Loan, the amount of money remitted to Combined Collateral LLC, at the direction of or for the benefit of the related Mortgagor.

        Pledged Asset Loan: Any Mortgage Loan supported by Pledged Assets or such other collateral, other than the related Mortgaged Property, set forth in the Series Supplement.

        Pledged Assets: With respect to any Mortgage Loan, all money, securities, security entitlements, accounts, general intangibles, instruments, documents, certificates of deposit, commodities contracts and other investment property and other property of whatever kind or description pledged by Combined Collateral LLC as security in respect of any Realized Losses in connection with such Mortgage Loan up to the Pledged Amount for such Mortgage Loan, and any related collateral, or such other collateral as may be set forth in the Series Supplement.

        Pledged Asset Mortgage Servicing Agreement: The Pledged Asset Mortgage Servicing Agreement, dated as of February 28, 1996 between MLCC and the Master Servicer.

        Pooling and Servicing Agreement or Agreement: With respect to any Series, this Standard Terms together with the related Series Supplement.

     Pool Stated Principal Balance: As to any Distribution Date, the aggregate of the Stated Principal Balances of each Mortgage Loan.

        Pool Strip Rate: With respect to each Mortgage Loan, a per annum rate equal to the excess of (a) the Net Mortgage Rate of such Mortgage Loan over (b) the Discount Net Mortgage Rate (but not less than 0.00%) per annum.

        Prepayment Distribution Trigger: With respect to any Distribution Date and any Class of Subordinate Certificates (other than the Class M-1 Certificates), a test that shall be satisfied if the fraction (expressed as a percentage) equal to the sum of the Certificate Principal Balances of such Class and each Class of Subordinate Certificates with a Lower Priority than such Class immediately prior to such Distribution Date divided by the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) immediately prior to such Distribution Date is greater than or equal to the sum of the related Initial Subordinate Class Percentages of such Classes of Subordinate Certificates.

        Prepayment Interest Shortfall: As to any Distribution Date and any Mortgage Loan (other than a Mortgage Loan relating to an REO Property) that was the subject of (a) a Principal Prepayment in Full during the portion of the related Prepayment Period that falls during the prior calendar month, an amount equal to the excess of one month's interest at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) on the Stated Principal Balance of such Mortgage Loan over the amount of interest (adjusted to the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan)) paid by the Mortgagor for such month to the date of such Principal Prepayment in Full or (b) a Curtailment during the prior calendar month, an amount equal to one month's interest at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) on the amount of such Curtailment.

        Prepayment Period: As to any Distribution Date and Principal Prepayment in Full, the period commencing on the 16th day of the month prior to the month prior to the month in which that Distribution Date occurs and ending on the 15th day of the month in which such Distribution Date occurs.

     Primary  Insurance  Policy:   Each  primary  policy  of  mortgage  guaranty
insurance or any replacement policy therefor referred to in Section 2.03(b)(iv) and (v).

     Principal Only Certificates: A Class of Certificates not entitled to payments of interest, and more specifically designated as such in the Series Supplement.

        Principal Prepayment: Any payment of principal or other recovery on a Mortgage Loan, including a recovery that takes the form of Liquidation Proceeds or Insurance Proceeds, which is received in advance of its scheduled Due Date and is not accompanied by an amount as to interest representing scheduled interest on such payment due on any date or dates in any month or months subsequent to the month of prepayment.

     Principal Prepayment in Full: Any Principal Prepayment of the entire principal balance of a Mortgage Loan that is made by the Mortgagor.

        Program Guide: Collectively, the Client Guide and the Servicer Guide for Residential Funding's mortgage loan purchase and conduit servicing program and all supplements and amendments thereto published by Residential Funding from time to time.

        Purchase Price: With respect to any Mortgage Loan (or REO Property) required to be or otherwise purchased on any date pursuant to Section 2.02, 2.03, 2.04 or 4.07, an amount equal to the sum of (i) 100% of the Stated Principal Balance thereof plus the principal portion of any related unreimbursed Advances and (ii) unpaid accrued interest at the Adjusted Mortgage Rate (or Modified Net Mortgage Rate plus the rate per annum at which the Servicing Fee is calculated in the case of a Modified Mortgage Loan) (or at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) in the case of a purchase made by the Master Servicer) on the Stated Principal Balance thereof to the Due Date in the Due Period related to the Distribution Date occurring in the month following the month of purchase from the Due Date to which interest was last paid by the Mortgagor.

        Qualified Substitute Mortgage Loan: A Mortgage Loan substituted by Residential Funding or the Company for a Deleted Mortgage Loan which must, on the date of such substitution, as confirmed in an Officers' Certificate delivered to the Trustee, with a copy to the Custodian,

        (i) have an outstanding principal balance, after deduction of the principal portion of the monthly payment due in the month of substitution (or in the case of a substitution of more than one Mortgage Loan for a Deleted Mortgage Loan, an aggregate outstanding principal balance, after such deduction), not in excess of the Stated Principal Balance of the Deleted Mortgage Loan (the amount of any shortfall to be deposited by Residential Funding in the Custodial Account in the month of substitution);

        (ii) have a Mortgage Rate and a Net Mortgage Rate no lower than and not more than 1% per annum higher than the Mortgage Rate and Net Mortgage Rate, respectively, of the Deleted Mortgage Loan as of the date of substitution;

        (iii)  have a Loan-to-Value  Ratio at the time of substitution no higher
               than  that  of  the  Deleted   Mortgage   Loan  at  the  time  of
               substitution;

        (iv) have a remaining term to stated maturity not greater than (and not more than one year less than) that of the Deleted Mortgage Loan;

        (v) comply with each representation and warranty set forth in Sections 2.03 and 2.04 hereof and Section 4 of the Assignment Agreement; and

        (vi) have a Pool Strip Rate equal to or greater than that of the Deleted Mortgage Loan.

Notwithstanding any other provisions herein, (x) with respect to any Qualified Substitute Mortgage Loan substituted for a Deleted Mortgage Loan which was a Discount Mortgage Loan, such Qualified Substitute Mortgage Loan shall be deemed to be a Discount Mortgage Loan and to have a Discount Fraction equal to the Discount Fraction of the Deleted Mortgage Loan and (y) in the event that the "Pool Strip Rate" of any Qualified Substitute Mortgage Loan as calculated pursuant to the definition of "Pool Strip Rate" is greater than the Pool Strip Rate of the related Deleted Mortgage Loan

        (i) the Pool Strip Rate of such Qualified Substitute Mortgage Loan shall be equal to the Pool Strip Rate of the related Deleted Mortgage Loan for purposes of calculating the Pass-Through Rate on the Class A-V Certificates and

        (ii) the excess of the Pool Strip Rate on such Qualified Substitute Mortgage Loan as calculated pursuant to the definition of "Pool Strip Rate" over the Pool Strip Rate on the related Deleted Mortgage Loan shall be payable to the Class R Certificates pursuant to Section 4.02 hereof.

        Rating Agency: Each of the statistical credit rating agencies specified in the Preliminary Statement of the Series Supplement. If any agency or a successor is no longer in existence, "Rating Agency" shall be such statistical credit rating agency, or other comparable Person, designated by the Company, notice of which designation shall be given to the Trustee and the Master Servicer.

        Realized Loss:  With respect to each Mortgage Loan (or REO Property):

               (a) as to which a Cash Liquidation or REO Disposition has occurred, an amount (not less than zero) equal to (i) the Stated Principal Balance of the Mortgage Loan (or REO
                    Property) as of the date of Cash Liquidation or REO Disposition, plus (ii) interest (and REO Imputed Interest, if any) at the Net Mortgage Rate from the Due Date as to which interest was last paid or advanced to Certificateholders up to the Due Date in the Due Period related to the Distribution Date on which such Realized Loss will be allocated pursuant to Section 4.05 on the Stated Principal Balance of such Mortgage Loan (or REO Property) outstanding during each Due Period that such interest was not paid or advanced, minus (iii) the proceeds, if any, received during the month in which such Cash Liquidation (or REO Disposition) occurred, to the extent applied as recoveries of interest at the Net Mortgage Rate and to principal of the Mortgage Loan, net of the portion thereof reimbursable to the Master Servicer or any Subservicer with respect to related Advances or expenses as to which the Master Servicer or Subservicer is entitled to reimbursement thereunder but which have not been previously reimbursed,

        (b) which is the subject of a Servicing Modification, (i) the amount by which the interest portion of a Monthly Payment or the principal balance of such Mortgage Loan was reduced, and (ii) any such amount with respect to a Monthly Payment that was or would have been due in the month immediately following the month in which a Principal Prepayment or the Purchase Price of such Mortgage Loan is received or is deemed to have been received,

        (c) which has become the subject of a Deficient Valuation, the difference between the principal balance of the Mortgage Loan outstanding immediately prior to such Deficient Valuation and the principal balance of the Mortgage Loan as reduced by the Deficient Valuation, or

        (d) which has become the object of a Debt Service Reduction, the amount of such Debt Service Reduction.

Notwithstanding the above, neither a Deficient Valuation nor a Debt Service Reduction shall be deemed a Realized Loss hereunder so long as the Master Servicer has notified the Trustee in writing that the Master Servicer is diligently pursuing any remedies that may exist in connection with the representations and warranties made regarding the related Mortgage Loan and either (A) the related Mortgage Loan is not in default with regard to payments due thereunder or (B) delinquent payments of principal and interest under the related Mortgage Loan and any premiums on any applicable primary hazard insurance policy and any related escrow payments in respect of such Mortgage
Loan are being advanced on a current basis by the Master Servicer or a Subservicer, in either case without giving effect to any Debt Service Reduction.

        Record Date: With respect to each Distribution Date, the close of business on the last Business Day of the month next preceding the month in which the related Distribution Date occurs.

     Regular Certificate: Any of the Certificates other than a Class R Certificate.

     REMIC: A "real estate  mortgage  investment  conduit" within the meaning of
Section 860D of the Code.

        REMIC Administrator: Residential Funding Corporation. If Residential Funding Corporation is found by a court of competent jurisdiction to no longer be able to fulfill its obligations as REMIC Administrator under this Agreement the Master Servicer or Trustee acting as Master Servicer shall appoint a successor REMIC Administrator, subject to assumption of the REMIC Administrator obligations under this Agreement.

        REMIC Provisions: Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Sections 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and temporary and final regulations (or, to the extent not inconsistent with such temporary or final regulations, proposed regulations) and published rulings, notices and announcements promulgated thereunder, as the foregoing may be in effect from time to time.

        REO Acquisition: The acquisition by the Master Servicer on behalf of the Trustee for the benefit of the Certificateholders of any REO Property pursuant to Section 3.14.

        REO Disposition: As to any REO Property, a determination by the Master Servicer that it has received all Insurance Proceeds, Liquidation Proceeds, REO Proceeds and other payments and recoveries (including proceeds of a final sale) which the Master Servicer expects to be finally recoverable from the sale or other disposition of the REO Property.

        REO Imputed Interest: As to any REO Property, for any period, an amount equivalent to interest (at the Net Mortgage Rate that would have been applicable to the related Mortgage Loan had it been outstanding) on the unpaid principal balance of the Mortgage Loan as of the date of acquisition thereof for such period.

        REO Proceeds: Proceeds, net of expenses, received in respect of any REO Property (including, without limitation, proceeds from the rental of the related Mortgaged Property or, with respect to a Cooperative Loan, the related Cooperative Apartment) which proceeds are required to be deposited into the Custodial Account only upon the related REO Disposition.

        REO Property: A Mortgaged Property acquired by the Master Servicer through foreclosure or deed in lieu of foreclosure in connection with a defaulted Mortgage Loan.

        Request for Release: A request for release, the forms of which are attached as Exhibit F hereto, or an electronic request in a form acceptable to the Custodian.

        Required Insurance Policy: With respect to any Mortgage Loan, any insurance policy which is required to be maintained from time to time under this Agreement, the Program Guide or the related Subservicing Agreement in respect of such Mortgage Loan.

        Required Surety Payment: With respect to any Additional Collateral Loan that becomes a Liquidated Mortgage Loan, the lesser of (i) the principal portion of the Realized Loss with respect to such Mortgage Loan and (ii) the excess, if any, of (a) the amount of Additional Collateral required at origination with respect to such Mortgage Loan over (b) the net proceeds realized by the Subservicer from the related Additional Collateral.

     Residential   Funding:   Residential   Funding   Corporation,   a  Delaware
corporation, in its capacity as seller of the Mortgage Loans to the Company and any successor thereto.

        Responsible Officer: When used with respect to the Trustee, any officer of the Corporate Trust Department of the Trustee, including any Senior Vice President, any Vice President, any Assistant Vice President, any Assistant Secretary, any Trust Officer or Assistant Trust Officer, or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers to whom, with respect to a particular matter, such matter is referred.

        Retail Certificates: A Senior Certificate, if any, offered in smaller minimum denominations than other Senior Certificates, and designated as such in the Series Supplement.

        Schedule of Discount Fractions: The schedule setting forth the Discount Fractions with respect to the Discount Mortgage Loans, attached as an exhibit to the Series Supplement.

     Security Agreement: With respect to a Cooperative Loan, the agreement creating a security interest in favor of the originator in the related Cooperative Stock.

     Seller: As to any Mortgage Loan, a Person, including any Subservicer, that executed a Seller's Agreement applicable to such Mortgage Loan.

        Seller's Agreement: An agreement for the origination and sale of Mortgage Loans generally in the form of the Seller Contract referred to or contained in the Program Guide, or in such other form as has been approved by the Master Servicer and the Company, each containing representations and warranties in respect of one or more Mortgage Loans consistent in all material respects with those set forth in the Program Guide.

        Senior Accelerated Distribution Percentage: With respect to any Distribution Date occurring on or prior to the 60th Distribution Date and, with respect to any Mortgage Pool comprised of two or more Loan Groups, any Loan Group, 100%. With respect to any Distribution Date thereafter and any such Loan Group, if applicable, as follows:

        (i) for any Distribution Date after the 60th Distribution Date but on or prior to the 72nd Distribution Date, the related Senior Percentage for such Distribution Date plus 70% of the related Subordinate Percentage for such Distribution Date;

        (ii) for any Distribution Date after the 72nd Distribution Date but on or prior to the 84th Distribution Date, the related Senior Percentage for such Distribution Date plus 60% of the related Subordinate Percentage for such Distribution Date;

        (iii) for any Distribution Date after the 84th Distribution Date but on or prior to the 96th Distribution Date, the related Senior Percentage for such Distribution Date plus 40% of the related Subordinate Percentage for such Distribution Date;

        (iv) for any Distribution Date after the 96th Distribution Date but on or prior to the 108th Distribution Date, the related Senior Percentage for such Distribution Date plus 20% of the related Subordinate Percentage for such Distribution Date; and

          (v) for any Distribution Date thereafter, the Senior Percentage for such Distribution Date;

provided, however,

        (i)    that  any   scheduled   reduction   to  the  Senior   Accelerated
               Distribution Percentage described above shall not occur as of any Distribution Date unless either

               (a)(1)(X) the outstanding principal balance of the Mortgage Loans delinquent 60 days or more averaged over the last six months, as a percentage of the aggregate outstanding Certificate Principal Balance of the Subordinate Certificates, is less than 50%
        or (Y) the outstanding principal balance of Mortgage Loans delinquent 60 days or more averaged over the last six months, as a percentage of the aggregate outstanding principal balance of all Mortgage Loans averaged over the last six months, does not exceed 2% and (2) Realized Losses on the Mortgage Loans to date for such Distribution Date if occurring during the sixth, seventh, eighth, ninth or tenth year (or any year thereafter) after the Closing Date are less than 30%, 35%, 40%, 45% or 50%, respectively, of the sum of the Initial Certificate Principal Balances of the Subordinate Certificates or

               (b)(1) the outstanding principal balance of Mortgage Loans delinquent 60 days or more averaged over the last six months, as a percentage of the aggregate outstanding principal balance of all Mortgage Loans averaged over the last six months, does not exceed 4% and
        (2) Realized Losses on the Mortgage Loans to date for such Distribution Date, if occurring during the sixth, seventh, eighth, ninth or tenth year (or any year thereafter) after the Closing Date are less than 10%, 15%, 20%, 25% or 30%, respectively, of the sum of the Initial Certificate Principal Balances of the Subordinate Certificates, and

          (ii) that for any Distribution Date on which the Senior Percentage is greater than the Percentage as of the Closing Date, the Senior Accelerated Distribution Percentage for such Distribution Date shall be 100%, or, if the Mortgage Pool is comprised of two or more Loan Groups, for any Distribution Date on which the weighted average of the Senior Percentages for each Loan Group, weighted on the basis of the Stated Principal Balances of the Mortgage Loans in the related Loan Group, exceeds the weighted average of the initial Senior Percentages (calculated on such basis) for each Loan Group, each of the Senior Accelerated Distribution Percentages for such Distribution Date will equal 100%.

Notwithstanding the foregoing, upon the reduction of the Certificate Principal Balances of the related Senior Certificates (other than the Class A-P Certificates, if any) to zero, the related Senior Accelerated Distribution Percentage shall thereafter be 0%.

        Senior Certificate:  As defined in the Series Supplement.

        Senior Percentage:  As defined in the Series Supplement.

        Senior  Support   Certificate:   A  Senior   Certificate  that  provides
additional credit enhancement to certain other classes of Senior Certificates and designated as such in the Preliminary Statement of the Series Supplement.

     Series: All of the Certificates issued pursuant to a Pooling and Servicing Agreement and bearing the same series designation.

        Series Supplement: The agreement into which this Standard Terms is incorporated and pursuant to which, together with this Standard Terms, a Series of Certificates is issued.

     Servicing Accounts: The account or accounts created and maintained pursuant to Section 3.08.

        Servicing Advances: All customary, reasonable and necessary "out of pocket" costs and expenses incurred in connection with a default, delinquency or other unanticipated event by the Master Servicer in the performance of its servicing obligations, including, but not limited to, the cost of (i) the preservation, restoration and protection of a Mortgaged Property or, with respect to a Cooperative Loan, the related Cooperative Apartment, (ii) any enforcement or judicial proceedings, including foreclosures, including any expenses incurred in relation to any such proceedings that result from the Mortgage Loan being registered on the MERS System, (iii) the management and liquidation of any REO Property and (iv) compliance with the obligations under Sections 3.01, 3.08, 3.12(a) and 3.14, including, if the Master Servicer or any Affiliate of the Master Servicer provides services such as appraisals and brokerage services that are customarily provided by Persons other than servicers of mortgage loans, reasonable compensation for such services.

        Servicing Fee: With respect to any Mortgage Loan and Distribution Date, the fee payable monthly to the Master Servicer in respect of master servicing compensation that accrues at an annual rate designated on the Mortgage Loan Schedule as the "MSTR SERV FEE" for such Mortgage Loan, as may be adjusted with respect to successor Master Servicers as provided in Section 7.02.

        Servicing Modification: Any reduction of the interest rate on or the outstanding principal balance of a Mortgage Loan that is in default, or for which, in the judgment of the Master Servicer, default is reasonably foreseeable, pursuant to a modification of such Mortgage Loan in accordance with
Section 3.07(a).

        Servicing Officer: Any officer of the Master Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name and specimen signature appear on a list of servicing officers furnished to the Trustee by the Master Servicer, as such list may from time to time be amended.

        Special Hazard Loss: Any Realized Loss not in excess of the cost of the lesser of repair or replacement of a Mortgaged Property (or, with respect to a Cooperative Loan, the related Cooperative Apartment) suffered by such Mortgaged Property (or Cooperative Apartment) on account of direct physical loss, exclusive of (i) any loss of a type covered by a hazard policy or a flood insurance policy required to be maintained in respect of such Mortgaged Property pursuant to Section 3.12(a), except to the extent of the portion of such loss not covered as a result of any coinsurance provision and (ii) any Extraordinary Loss.

     Standard & Poor's: Standard & Poor's, a division of The McGraw-Hill Companies, Inc., or its successor in interest.

        Stated Principal Balance: With respect to any Mortgage Loan or related REO Property, at any given time, (i) the Cut-off Date Principal Balance of the Mortgage Loan, minus (ii) the sum of (a) the principal portion of the Monthly Payments due with respect to such Mortgage Loan or REO Property during each Due Period ending prior to the most recent Distribution Date which were received or with respect to which an Advance was made, and (b) all Principal Prepayments with respect to such Mortgage Loan or REO Property, and all Insurance Proceeds, Liquidation Proceeds and REO Proceeds, to the extent applied by the Master Servicer as recoveries of principal in accordance with Section 3.14 with respect to such Mortgage Loan or REO Property, in each case which were distributed pursuant to Section 4.02 on any previous Distribution Date, and (c) any Realized Loss allocated to Certificateholders with respect thereto for any previous Distribution Date.

        Subclass: With respect to the Class A-V Certificates, any Subclass thereof issued pursuant to Section 5.01(c). Any such Subclass will represent the Uncertificated Class A-V REMIC Regular Interest or Interests specified by the initial Holder of the Class A-V Certificates pursuant to Section 5.01(c).

        Subordinate Certificate: Any one of the Class M Certificates or Class B Certificates, executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit B and Exhibit C, respectively.

        Subordinate Class Percentage: With respect to any Distribution Date and any Class of Subordinate Certificates, a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of such Class of Subordinate Certificates immediately prior to such date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) (other than the related Discount Fraction of each Discount Mortgage Loan) immediately prior to such Distribution Date.

        Subordinate Percentage: As of any Distribution Date and, with respect to any Mortgage Pool comprised of two or more Loan Groups, any Loan Group, 100% minus the related Senior Percentage as of such Distribution Date.

     Subserviced Mortgage Loan: Any Mortgage Loan that, at the time of reference thereto, is subject to a Subservicing Agreement.

        Subservicer: Any Person with whom the Master Servicer has entered into a Subservicing Agreement and who generally satisfied the requirements set forth in the Program Guide in respect of the qualification of a Subservicer as of the date of its approval as a Subservicer by the Master Servicer.

        Subservicer  Advance:  Any  delinquent   installment  of  principal  and
interest on a Mortgage Loan which is advanced by the related Subservicer (net of its Subservicing Fee) pursuant to the Subservicing Agreement.

     Subservicing Account: An account established by a Subservicer in accordance with Section 3.08.

        Subservicing Agreement: The written contract between the Master Servicer and any Subservicer relating to servicing and administration of certain Mortgage Loans as provided in Section 3.02, generally in the form of the servicer contract referred to or contained in the Program Guide or in such other form as has been approved by the Master Servicer and the Company. With respect to Additional Collateral Loans subserviced by MLCC, the Subservicing Agreement shall also include the Addendum and Assignment Agreement and the Pledged Asset Mortgage Servicing Agreement. With respect to any Pledged Asset Loan subserviced by GMAC Mortgage Corporation, the Addendum and Assignment Agreement, dated as of November 24, 1998, between the Master Servicer and GMAC Mortgage Corporation, as such agreement may be amended from time to time.

        Subservicing Fee: As to any Mortgage Loan, the fee payable monthly to the related Subservicer (or, in the case of a Nonsubserviced Mortgage Loan, to the Master Servicer) in respect of subservicing and other compensation that accrues at an annual rate equal to the excess of the Mortgage Rate borne by the related Mortgage Note over the rate per annum designated on the Mortgage Loan Schedule as the "CURR NET" for such Mortgage Loan.

     Surety: Ambac, or its successors in interest, or such other surety as may be identified in the Series Supplement.

        Surety Bond: The Limited Purpose Surety Bond (Policy No. AB0039BE), dated February 28, 1996 in respect to Mortgage Loans originated by MLCC, or the Surety Bond (Policy No. AB0240BE), dated March 17, 1999 in respect to Mortgage Loans originated by Novus Financial Corporation, in each case issued by Ambac for the benefit of certain beneficiaries, including the Trustee for the benefit of the Holders of the Certificates, but only to the extent that such Surety Bond covers any Additional Collateral Loans, or such other Surety Bond as may be identified in the Series Supplement.

        Tax Returns: The federal income tax return on Internal Revenue Service Form 1066, U.S. Real Estate Mortgage Investment Conduit Income Tax Return, including Schedule Q thereto, Quarterly Notice to Residual Interest Holders of REMIC Taxable Income or Net Loss Allocation, or any successor forms, to be filed on behalf of any REMIC formed under the Series Supplement and under the REMIC Provisions, together with any and all other information, reports or returns that may be required to be furnished to the Certificateholders or filed with the Internal Revenue Service or any other governmental taxing authority under any applicable provisions of federal, state or local tax laws.

     Transfer: Any direct or indirect transfer, sale, pledge, hypothecation or other form of assignment of any Ownership Interest in a Certificate.

     Transferee: Any Person who is acquiring by Transfer any Ownership Interest in a Certificate.

     Transferor: Any Person who is disposing by Transfer of any Ownership Interest in a Certificate.

        Trust Fund: The segregated pool of assets related to a Series, with respect to which one or more REMIC elections are to be made pursuant to this Agreement, consisting of:

          (i) the Mortgage Loans and the related Mortgage Files and collateral securing such Mortgage Loans,

        (ii) all payments on and collections in respect of the Mortgage Loans due after the Cut-off Date as shall be on deposit in the Custodial Account or in the Certificate Account and identified as belonging to the Trust Fund, including the proceeds from the liquidation of Additional Collateral for any Additional Collateral Loan or Pledged Assets for any Pledged Asset Loan, but not including amounts on deposit in the Initial Monthly Payment Fund,

        (iii) property that secured a Mortgage Loan and that has been acquired for the benefit of the Certificateholders by foreclosure or deed in lieu of foreclosure,

        (iv) the hazard insurance policies and Primary Insurance Policies, if any, the Pledged Assets with respect to each Pledged Asset Loan, and the interest in the Surety Bond transferred to the Trustee pursuant to Section 2.01, and

        (v)    all proceeds of clauses (i) through (iv) above.

        Uniform Single Attestation Program for Mortgage Bankers: The Uniform Single Attestation Program for Mortgage Bankers, as published by the Mortgage Bankers Association of America and effective with respect to fiscal periods ending on or after December 15, 1995.

        Uninsured Cause: Any cause of damage to property subject to a Mortgage such that the complete restoration of such property is not fully reimbursable by the hazard insurance policies.

        United States Person: A citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States, provided that, for purposes solely of the restrictions on the transfer of residual interests, no partnership or other entity treated as a partnership for United States federal income tax purposes shall be treated as a United States Person unless all persons that own an interest in such partnership either directly or through any entity that is not a corporation for United States federal income tax purposes are required by the applicable operating agreement to be United States Persons, any state thereof, or the District of Columbia (except in the case of a partnership, to the extent provided in Treasury regulations) or any political subdivision thereof, or an estate that is described in Section 7701(a)(30)(D) of the Code, or a trust that is described in Section 7701(a)(30)(E) of the Code.

     Voting Rights: The portion of the voting rights of all of the Certificates which is allocated to any Certificate, and more specifically designated in
Article XI of the Series Supplement.

        Section 1.02  Use of Words and Phrases.

        "Herein," "hereby," "hereunder," 'hereof," "hereinbefore," "hereinafter" and other equivalent words refer to the Pooling and Servicing Agreement as a whole. All references herein to Articles, Sections or Subsections shall mean the corresponding Articles, Sections and Subsections in the Pooling and Servicing Agreement. The definition set forth herein include both the singular and the plural.

                                   ARTICLE II

                          CONVEYANCE OF MORTGAGE LOANS;
                        ORIGINAL ISSUANCE OF CERTIFICATES

        Section 2.01  Conveyance of Mortgage Loans.

        (a) The Company, concurrently with the execution and delivery hereof, does hereby assign to the Trustee without recourse all the right, title and interest of the Company in and to the Mortgage Loans, including all interest and principal received on or with respect to the Mortgage Loans after the Cut-off Date (other than payments of principal and interest due on the Mortgage Loans on or before the Cut-off Date). In connection with such transfer and assignment, the Company does hereby deliver to the Trustee the Certificate Policy (as defined in the Series Supplement), if any.

        (b) In connection with such assignment, except as set forth in Section 2.01(c) and subject to Section 2.01(d) below, the Company does hereby deliver to, and deposit with, the Trustee, or to and with one or more Custodians, as the duly appointed agent or agents of the Trustee for such purpose, the following documents or instruments (or copies thereof as permitted by this Section) (I) with respect to each Mortgage Loan so assigned (other than a Cooperative Loan):

                      (i) The original Mortgage Note,  endorsed without recourse to the order of the Trustee and showing an unbroken chain of endorsements from the originator thereof to the Person endorsing it to the Trustee, or with respect to any Destroyed Mortgage Note, an original lost note affidavit from the related Seller or Residential Funding stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note;

                      (ii) The original Mortgage, noting the presence of the MIN of the Mortgage Loan and language indicating that the Mortgage Loan is a MOM Loan if the Mortgage Loan is a MOM Loan, with evidence of recording indicated thereon or a copy of the Mortgage with evidence of recording indicated thereon;

                      (iii) Unless the Mortgage Loan is registered on the MERS(R) System, an original Assignment of the Mortgage to the Trustee with evidence of recording indicated thereon or a copy of such assignment with evidence of recording indicated thereon;

                      (iv) The original  recorded  assignment or  assignments of the Mortgage showing an unbroken chain of title from the originator thereof to the Person assigning it to the Trustee (or to MERS, if the Mortgage Loan is registered on the MERS(R) System and noting the presence of a MIN) with evidence of recordation noted thereon or attached thereto, or a copy of such assignment or assignments of the Mortgage with evidence of recording indicated thereon; and

                      (v) The original of each modification, assumption agreement or preferred loan agreement, if any, relating to such Mortgage Loan or a copy of each modification, assumption agreement or preferred loan agreement.

               and (II) with respect to each Cooperative Loan so assigned:

                      (i) The original Mortgage Note,  endorsed without recourse to the order of the Trustee and showing an unbroken chain of endorsements from the originator thereof to the Person endorsing it to the Trustee, or with respect to any Destroyed Mortgage Note, an original lost note affidavit from the related Seller or Residential Funding stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note;

                      (ii)  A  counterpart  of the  Cooperative  Lease  and  the
               Assignment of Proprietary Lease to the originator of the Cooperative Loan with intervening assignments showing an unbroken chain of title from such originator to the Trustee;

                      (iii) The related Cooperative Stock Certificate, representing the related Cooperative Stock pledged with respect to such Cooperative Loan, together with an undated stock power (or other similar instrument) executed in blank;

                    (iv) The original  recognition  agreement by the Cooperative of the interests of the mortgagee with respect to the related Cooperative Loan;

                      (v)    The Security Agreement;

                      (vi) Copies of the original UCC-1 financing statement, and any  continuation  statements,  filed by the  originator  of such
               Cooperative Loan as secured party, each with evidence of recording thereof, evidencing the interest of the originator under the Security Agreement and the Assignment of Proprietary Lease;

                      (vii) Copies of the filed UCC-3 assignments of the security interest referenced in clause (vi) above showing an unbroken chain of title from the originator to the Trustee, each with evidence of recording thereof, evidencing the interest of the originator under the Security Agreement and the Assignment of Proprietary Lease;

                      (viii) An executed assignment of the interest of the originator in the Security Agreement, Assignment of Proprietary Lease and the recognition agreement referenced in clause (iv) above, showing an unbroken chain of title from the originator to the Trustee;

                      (ix)  The  original  of  each   modification,   assumption
               agreement or preferred loan agreement, if any, relating to such Cooperative Loan; and

                      (x) A duly completed UCC-1 financing statement showing the
               Master Servicer as debtor, the Company as secured party and the Trustee as assignee and a duly completed UCC-1 financing statement showing the Company as debtor and the Trustee as secured party, each in a form sufficient for filing, evidencing the interest of such debtors in the Cooperative Loans.

        (c) The Company may, in lieu of delivering the original of the documents set forth in Section 2.01(b)(I)(ii), (iii), (iv) and (v) and Section
(b)(II)(ii), (iv), (vii), (ix) and (x) (or copies thereof as permitted by Section 2.01(b)) to the Trustee or the Custodian or Custodians, deliver such documents to the Master Servicer, and the Master Servicer shall hold such documents in trust for the use and benefit of all present and future Certificateholders until such time as is set forth in the next sentence. Within thirty Business Days following the earlier of (i) the receipt of the original of all of the documents or instruments set forth in Section 2.01(b)(I)(ii), (iii),
(iv) and (v) and Section (b)(II)(ii), (iv), (vii), (ix) and (x) (or copies thereof as permitted by such Section) for any Mortgage Loan and (ii) a written request by the Trustee to deliver those documents with respect to any or all of the Mortgage Loans then being held by the Master Servicer, the Master Servicer shall deliver a complete set of such documents to the Trustee or the Custodian or Custodians that are the duly appointed agent or agents of the Trustee.

        (d) Notwithstanding the provisions of Section 2.01(c), in connection with any Mortgage Loan, if the Company cannot deliver the original of the Mortgage, any assignment, modification, assumption agreement or preferred loan agreement (or copy thereof as permitted by Section 2.01(b)) with evidence of recording thereon concurrently with the execution and delivery of this Agreement because of (i) a delay caused by the public recording office where such Mortgage, assignment, modification, assumption agreement or preferred loan agreement as the case may be, has been delivered for recordation, or (ii) a delay in the receipt of certain information necessary to prepare the related assignments, the Company shall deliver or cause to be delivered to the Trustee or the respective Custodian a copy of such Mortgage, assignment, modification, assumption agreement or preferred loan agreement.

        The Company shall promptly cause to be recorded in the appropriate public office for real property records the Assignment referred to in clause
(I)(iii) of Section 2.01(b), except (a) in states where, in the opinion of counsel acceptable to the Trustee and the Master Servicer, such recording is not required to protect the Trustee's interests in the Mortgage Loan against the claim of any subsequent transferee or any successor to or creditor of the Company or the originator of such Mortgage Loan or (b) if MERS is identified on the Mortgage or on a properly recorded assignment of the Mortgage as the mortgagee of record solely as nominee for the Seller and its successors and assigns, and shall promptly cause to be filed the Form UCC-3 assignment and UCC-1 financing statement referred to in clause (II)(vii) and (x), respectively, of Section 2.01(b). If any Assignment, Form UCC-3 or Form UCC-1, as applicable, is lost or returned unrecorded to the Company because of any defect therein, the Company shall prepare a substitute Assignment, Form UCC-3 or Form UCC-1, as applicable, or cure such defect, as the case may be, and cause such Assignment to be recorded in accordance with this paragraph. The Company shall promptly deliver or cause to be delivered to the Trustee or the respective Custodian such Mortgage or Assignment or Form UCC-3 or Form UCC-1, as applicable, (or copy thereof as permitted by Section 2.01(b)) with evidence of recording indicated thereon at the time specified in Section 2.01(c). In connection with its servicing of Cooperative Loans, the Master Servicer will use its best efforts to file timely continuation statements with regard to each financing statement and assignment relating to Cooperative Loans as to which the related Cooperative Apartment is located outside of the State of New York.

        If the Company delivers to the Trustee or Custodian any Mortgage Note or Assignment of Mortgage in blank, the Company shall, or shall cause the Custodian to, complete the endorsement of the Mortgage Note and the Assignment of Mortgage in the name of the Trustee in conjunction with the Interim Certification issued by the Custodian, as contemplated by Section 2.02.

        Any of the items set forth in Sections  2.01(b)(I)(ii),  (iii), (iv) and
(v) and (II)(vi) and (vii) and that may be delivered as a copy rather than the original may be delivered to the Trustee or the Custodian.

        In connection with the assignment of any Mortgage Loan registered on the MERS(R) System, the Company further agrees that it will cause, at the Company's own expense, within 30 Business Days after the Closing Date, the MERS(R) System to indicate that such Mortgage Loans have been assigned by the Company to the Trustee in accordance with this Agreement for the benefit of the Certificateholders by including (or deleting, in the case of Mortgage Loans which are repurchased in accordance with this Agreement) in such computer files
(a) the code in the field which identifies the specific Trustee and (b) the code in the field "Pool Field" which identifies the series of the Certificates issued in connection with such Mortgage Loans. The Company further agrees that it will not, and will not permit the Master Servicer to, and the Master Servicer agrees that it will not, alter the codes referenced in this paragraph with respect to any Mortgage Loan during the term of this Agreement unless and until such Mortgage Loan is repurchased in accordance with the terms of this Agreement.

        (e) Residential Funding hereby assigns to the Trustee its security interest in and to any Additional Collateral or Pledged Assets, its right to receive amounts due or to become due in respect of any Additional Collateral or Pledged Assets pursuant to the related Subservicing Agreement and its rights as beneficiary under the Surety Bond in respect of any Additional Collateral Loans. With respect to any Additional Collateral Loan or Pledged Asset Loan, Residential Funding shall cause to be filed in the appropriate recording office a UCC-3 statement giving notice of the assignment of the related security interest to the Trust Fund and shall thereafter cause the timely filing of all necessary continuation statements with regard to such financing statements.

        (f) It is intended that the conveyance by the Company to the Trustee of the Mortgage Loans as provided for in this Section 2.01 be and the Uncertificated REMIC Regular Interests, if any (as provided for in Section
2.06), be construed as a sale by the Company to the Trustee of the Mortgage Loans and any Uncertificated REMIC Regular Interests for the benefit of the Certificateholders. Further, it is not intended that such conveyance be deemed to be a pledge of the Mortgage Loans and any Uncertificated REMIC Regular Interests by the Company to the Trustee to secure a debt or other obligation of the Company. However, if the Mortgage Loans and any Uncertificated REMIC Regular Interests are held to be property of the Company or of Residential Funding, or if for any reason this Agreement is held or deemed to create a security interest in the Mortgage Loans and any Uncertificated REMIC Regular Interests, then it is intended that (a) this Agreement shall be a security agreement within the meaning of Articles 8 and 9 of the New York Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction;

(b) the conveyance provided for in Section 2.01 shall be deemed to be, and hereby is, (1) a grant by the Company to the Trustee of a security interest in all of the Company's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to any and all general intangibles, payment intangibles, accounts, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit and investment property and other property of whatever kind or description now existing or hereafter acquired consisting of, arising from or relating to any of the following: (A) the Mortgage Loans, including (i) with respect to each Cooperative Loan, the related Mortgage Note, Security Agreement, Assignment of Proprietary Lease, Cooperative Stock Certificate and Cooperative Lease, (ii) with respect to each Mortgage Loan other than a Cooperative Loan, the related Mortgage Note and Mortgage, and (iii) any insurance policies and all other documents in the related Mortgage File, (B) all amounts payable pursuant to the Mortgage Loans in accordance with the terms thereof, (C) any Uncertificated REMIC Regular Interests and (D) all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation all amounts from time to time held or invested in the Certificate Account or the Custodial Account, whether in the form of cash, instruments, securities or other property and (2) an assignment by the Company to the Trustee of any security interest in any and all of Residential Funding's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to the property described in the foregoing clauses (1)(A), (B),
(C) and (D) granted by Residential Funding to the Company pursuant to the Assignment Agreement; (c) the possession by the Trustee, the Custodian or any other agent of the Trustee of Mortgage Notes or such other items of property as constitute instruments, money, payment intangibles, negotiable documents, goods, deposit accounts, letters of credit, advices of credit, investment property, certificated securities or chattel paper shall be deemed to be "possession by the secured party," or possession by a purchaser or a person designated by such secured party, for purposes of perfecting the security interest pursuant to the Minnesota Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction as in effect (including, without limitation, Sections 8-106, 9-313 and 9-106 thereof); and (d) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, securities intermediaries, bailees or agents of, or persons holding for (as applicable) the Trustee for the purpose of perfecting such security interest under applicable law.

        The Company and, at the Company's direction, Residential Funding and the Trustee shall, to the extent consistent with this Agreement, take such reasonable actions as may be necessary to ensure that, if this Agreement were determined to create a security interest in the Mortgage Loans, any Uncertificated REMIC Regular Interests and the other property described above, such security interest would be determined to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement. Without limiting the generality of the foregoing, the Company shall prepare and deliver to the Trustee not less than 15 days prior to any filing date and, the Trustee shall forward for filing, or shall cause to be forwarded for filing, at the expense of the Company, all filings necessary to maintain the effectiveness of any original filings necessary under the Uniform Commercial Code as in effect in any jurisdiction to perfect the Trustee's security interest in or lien on the Mortgage Loans and any Uncertificated REMIC Regular Interests, as evidenced by an Officers' Certificate of the Company, including without limitation (x) continuation statements, and (y) such other statements as may be occasioned by (1) any change of name of Residential Funding, the Company or the Trustee (such preparation and filing shall be at the expense of the Trustee, if occasioned by a change in the Trustee's name), (2) any change of location of the place of business or the chief executive office of Residential Funding or the Company, (3) any transfer of any interest of Residential Funding or the Company in any Mortgage Loan or (4) any transfer of any interest of Residential Funding or the Company in any Uncertificated REMIC Regular Interest.

        (g) The Master Servicer hereby acknowledges the receipt by it of the Initial Monthly Payment Fund. The Master Servicer shall hold such Initial Monthly Payment Fund in the Custodial Account and shall include such Initial Monthly Payment Fund in the Available Distribution Amount for the initial Distribution Date. Notwithstanding anything herein to the contrary, the Initial Monthly Payment Fund shall not be an asset of any REMIC. To the extent that the Initial Monthly Payment Fund constitutes a reserve fund for federal income tax purposes, (1) it shall be an outside reserve fund and not an asset of any REMIC,
(2) it shall be owned by the Seller and (3) amounts transferred by any REMIC to the Initial Monthly Payment Fund shall be treated as transferred to the Seller or any successor, all within the meaning of Section 1.860G-2(h) of the Treasury Regulations.

        (h) The Company agrees that the sale of each Pledged Asset Loan pursuant to this Agreement will also constitute the assignment, sale, setting-over, transfer and conveyance to the Trustee, without recourse (but subject to the Company's covenants, representations and warranties specifically provided herein), of all of the Company's obligations and all of the Company's right, title and interest in, to and under, whether now existing or hereafter acquired as owner of the Mortgage Loan with respect to all money, securities, security entitlements, accounts, general intangibles, instruments, documents, certificates of deposit, commodities contracts, and other investment property and other property of whatever kind or description consisting of, arising from or related to (i) the Assigned Contracts, (ii) all rights, powers and remedies of the Company as owner of such Mortgage Loan under or in connection with the Assigned Contracts, whether arising under the terms of such Assigned Contracts, by statute, at law or in equity, or otherwise arising out of any default by the Mortgagor under or in connection with the Assigned Contracts, including all rights to exercise any election or option or to make any decision or determination or to give or receive any notice, consent, approval or waiver thereunder, (iii) all security interests in and lien of the Company as owner of such Mortgage Loan in the Pledged Amounts and all money, securities, security entitlements, accounts, general intangibles, instruments, documents, certificates of deposit, commodities contracts, and other investment property and other property of whatever kind or description and all cash and non-cash proceeds of the sale, exchange, or redemption of, and all stock or conversion rights, rights to subscribe, liquidation dividends or preferences, stock dividends, rights to interest, dividends, earnings, income, rents, issues, profits, interest payments or other distributions of cash or other property that is credited to the Custodial Account, (iv) all documents, books and records concerning the foregoing (including all computer programs, tapes, disks and related items containing any such information) and (v) all insurance proceeds (including proceeds from the Federal Deposit Insurance Corporation or the Securities Investor Protection Corporation or any other insurance company) of any of the foregoing or replacements thereof or substitutions therefor, proceeds of proceeds and the conversion, voluntary or involuntary, of any thereof. The foregoing transfer, sale, assignment and conveyance does not constitute and is not intended to result in the creation, or an assumption by the Trustee, of any obligation of the Company, or any other person in connection with the Pledged Assets or under any agreement or instrument relating thereto, including any obligation to the Mortgagor, other than as owner of the Mortgage Loan.

        Section 2.02  Acceptance by Trustee.

        The Trustee acknowledges receipt (or, with respect to Mortgage Loans subject to a Custodial Agreement, and based solely upon a receipt or certification executed by the Custodian, receipt by the respective Custodian as the duly appointed agent of the Trustee) of the documents referred to in Section 2.01(b)(I)(i) and Section 2.01(b)(II)(i), (iii), (v), (vi) and (viii) above (except that for purposes of such acknowledgment only, a Mortgage Note may be endorsed in blank) and declares that it, or a Custodian as its agent, holds and will hold such documents and the other documents constituting a part of the Mortgage Files delivered to it, or a Custodian as its agent, and the rights of Residential Funding with respect to any Pledged Assets, Additional Collateral and the Surety Bond assigned to the Trustee pursuant to Section 2.01, in trust for the use and benefit of all present and future Certificateholders. The Trustee or Custodian (such Custodian being so obligated under a Custodial
Agreement) agrees, for the benefit of Certificateholders, to review each Mortgage File delivered to it pursuant to Section 2.01(b) within 45 days after the Closing Date to ascertain that all required documents (specifically as set forth in Section 2.01(b)), have been executed and received, and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, as supplemented, that have been conveyed to it, and to deliver to the Trustee a certificate (the "Interim Certification") to the effect that all documents required to be delivered pursuant to Section 2.01(b) above have been executed and received and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, except for any exceptions listed on Schedule A attached to such Interim Certification. Upon delivery of the Mortgage Files by the Company or the Master Servicer, the Trustee shall acknowledge receipt (or, with respect to Mortgage Loans subject to a Custodial Agreement, and based solely upon a receipt or certification executed by the Custodian, receipt by the respective Custodian as the duly appointed agent of the Trustee) of the documents referred to in Section 2.01(c) above.

        If the Custodian, as the Trustee's agent, finds any document or documents constituting a part of a Mortgage File to be missing or defective, the Trustee shall promptly so notify the Master Servicer and the Company. Pursuant to Section 2.3 of the Custodial Agreement, the Custodian will notify the Master Servicer, the Company and the Trustee of any such omission or defect found by it in respect of any Mortgage File held by it in respect of the items reviewed by it pursuant to the Custodial Agreement. If such omission or defect materially and adversely affects the interests of the Certificateholders, the Master Servicer shall promptly notify the related Subservicer or Seller of such omission or defect and request that such Subservicer or Seller correct or cure such omission or defect within 60 days from the date the Master Servicer was notified of such omission or defect and, if such Subservicer or Seller does not correct or cure such omission or defect within such period, that such Subservicer or Seller purchase such Mortgage Loan from the Trust Fund at its Purchase Price, in either case within 90 days from the date the Master Servicer was notified of such omission or defect; provided that if the omission or defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure or repurchase must occur within 90 days from the date such breach was discovered. The Purchase Price for any such Mortgage Loan, whether purchased by the Seller or the Subservicer, shall be deposited or caused to be deposited by the Master Servicer in the Custodial Account maintained by it pursuant to Section 3.07 and, upon receipt by the Trustee of written notification of such deposit signed by a Servicing Officer, the Trustee or any Custodian, as the case may be, shall release to the Master Servicer the related Mortgage File and the Trustee shall execute and deliver such instruments of transfer or assignment prepared by the Master Servicer, in each case without recourse, as shall be necessary to vest in the Seller or its designee or the Subservicer or its designee, as the case may be, any Mortgage Loan released pursuant hereto and thereafter such Mortgage Loan shall not be part of the Trust Fund. In furtherance of the foregoing, if the Subservicer or Seller that repurchases the Mortgage Loan is not a member of MERS and the Mortgage is registered on the MERS(R) System, the Master Servicer, at its own expense and without any right of reimbursement, shall cause MERS to execute and deliver an assignment of the Mortgage in recordable form to transfer the Mortgage from MERS to such Subservicer or Seller and shall cause such Mortgage to be removed from registration on the MERS(R) System in accordance with MERS' rules and regulations. It is understood and agreed that the obligation of the Seller or the Subservicer, as the case may be, to so cure or purchase any Mortgage Loan as to which a material and adverse defect in or omission of a constituent document exists shall constitute the sole remedy respecting such defect or omission available to Certificateholders or the Trustee on behalf of the Certificateholders.

          Section 2.03 Representations, Warranties and Covenants of the Master Servicer and the Company.

        (a) The Master Servicer hereby represents and warrants to the Trustee for the benefit of the Certificateholders that:

                      (i) The Master  Servicer is a corporation  duly organized, validly existing and in good standing under the laws governing its creation and existence and is or will be in compliance with the laws of each state in which any Mortgaged Property is located to the extent necessary to ensure the enforceability of each Mortgage Loan in accordance with the terms of this Agreement;

                      (ii) The execution  and delivery of this  Agreement by the
               Master Servicer and its performance and compliance with the terms of this Agreement will not violate the Master Servicer's Certificate of Incorporation or Bylaws or constitute a material default (or an event which, with notice or lapse of time, or both, would constitute a material default) under, or result in the material breach of, any material contract, agreement or other instrument to which the Master Servicer is a party or which may be applicable to the Master Servicer or any of its assets;

                      (iii) This Agreement, assuming due authorization, execution and delivery by the Trustee and the Company, constitutes a valid, legal and binding obligation of the Master Servicer, enforceable against it in accordance with the terms hereof subject to applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally and to general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law;

                      (iv) The Master Servicer is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Master Servicer or its properties or might have consequences that would materially adversely affect its performance hereunder;

                      (v) No litigation is pending or, to the best of the Master
               Servicer's knowledge, threatened against the Master Servicer which would prohibit its entering into this Agreement or performing its obligations under this Agreement;

                      (vi) The  Master  Servicer  will  comply  in all  material respects in the performance of this Agreement with all reasonable rules and requirements of each insurer under each Required Insurance Policy;

                      (vii) No information, certificate of an officer, statement furnished in writing or report delivered to the Company, any Affiliate of the Company or the Trustee by the Master Servicer will, to the knowledge of the Master Servicer, contain any untrue statement of a material fact or omit a material fact necessary to make the information, certificate, statement or report not misleading;

                      (viii) The Master Servicer has examined each existing, and will examine each new, Subservicing Agreement and is or will be familiar with the terms thereof. The terms of each existing Subservicing Agreement and each designated Subservicer are acceptable to the Master Servicer and any new Subservicing Agreements will comply with the provisions of Section 3.02; and

                      (ix) The Master Servicer is a member of MERS in good standing, and will comply in all material respects with the rules and procedures of MERS in connection with the servicing of the Mortgage Loans that are registered with MERS.

               It is understood and agreed that the representations and warranties set forth in this Section 2.03(a) shall survive delivery of the respective Mortgage Files to the Trustee or any Custodian.

        Upon discovery by either the Company, the Master Servicer, the Trustee or any Custodian of a breach of any representation or warranty set forth in this
Section 2.03(a) which materially and adversely affects the interests of the Certificateholders in any Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement). Within 90 days of its discovery or its receipt of notice of such breach, the Master Servicer shall either (i) cure such breach in all material respects or (ii) to the extent that such breach is with respect to a Mortgage Loan or a related document, purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02; provided that if the omission or defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure or repurchase must occur within 90 days from the date such breach was discovered. The obligation of the Master

Servicer to cure such breach or to so purchase such Mortgage Loan shall constitute the sole remedy in respect of a breach of a representation and warranty set forth in this Section 2.03(a) available to the Certificateholders or the Trustee on behalf of the Certificateholders.

        (b) Representations and warranties relating to the Mortgage Loans are set forth in Section 2.03(b) of the Series Supplement.

        Section 2.04  Representations and Warranties of Sellers.

        The Company, as assignee of Residential Funding under the Assignment Agreement, hereby assigns to the Trustee for the benefit of Certificateholders all of its right, title and interest in respect of the Assignment Agreement and each Seller's Agreement (to the extent assigned to the Company pursuant to the Assignment Agreement) applicable to a Mortgage Loan. Insofar as the Assignment Agreement or the Company's rights under such Seller's Agreement relate to the representations and warranties made by Residential Funding or the related Seller in respect of such Mortgage Loan and any remedies provided thereunder for any breach of such representations and warranties, such right, title and interest may be enforced by the Master Servicer on behalf of the Trustee and the Certificateholders. Upon the discovery by the Company, the Master Servicer, the Trustee or any Custodian of a breach of any of the representations and warranties made in a Seller's Agreement that have been assigned to the Trustee pursuant to this Section 2.04 or of a breach of any of the representations and warranties made in the Assignment Agreement (which, for purposes hereof, will be deemed to include any other cause giving rise to a repurchase obligation under the Assignment Agreement) in respect of any Mortgage Loan which materially and adversely affects the interests of the Certificateholders in such Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement). The Master Servicer shall promptly notify the related Seller or Residential Funding, as the case may be, of such breach and request that such Seller or Residential Funding, as the case may be, either (i) cure such breach in all material respects within 90 days from the date the Master Servicer was notified of such breach or (ii) purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02; provided that in the case of a breach under the Assignment Agreement Residential Funding shall have the option to substitute a Qualified Substitute Mortgage Loan or Loans for such Mortgage Loan if such substitution occurs within two years following the Closing Date; provided that if the breach would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure, repurchase or substitution must occur within 90 days from the date the breach was discovered. In the event that Residential Funding elects to substitute a Qualified Substitute Mortgage Loan or Loans for a Deleted Mortgage Loan pursuant to this Section 2.04, Residential Funding shall deliver to the Trustee for the benefit of the Certificateholders with respect to such Qualified Substitute Mortgage Loan or Loans, the original Mortgage Note, the Mortgage, an Assignment of the Mortgage in recordable form if required pursuant to Section 2.01, and such other documents and agreements as are required by Section 2.01, with the Mortgage Note endorsed as required by Section 2.01. No substitution will be made in any calendar month after the Determination Date for such month. Monthly Payments due with respect to Qualified Substitute Mortgage Loans in the month of substitution shall not be part of the Trust Fund and will be retained by the Master Servicer and remitted by the Master Servicer to Residential Funding on the next succeeding Distribution Date. For the month of substitution, distributions to the Certificateholders will include the Monthly Payment due on a Deleted Mortgage

Loan for such month and thereafter Residential Funding shall be entitled to retain all amounts received in respect of such Deleted Mortgage Loan. The Master Servicer shall amend or cause to be amended the Mortgage Loan Schedule, and, if the Deleted Mortgage Loan was a Discount Mortgage Loan, the Schedule of Discount Fractions, for the benefit of the Certificateholders to reflect the removal of such Deleted Mortgage Loan and the substitution of the Qualified Substitute Mortgage Loan or Loans and the Master Servicer shall deliver the amended Mortgage Loan Schedule, and, if the Deleted Mortgage Loan was a Discount Mortgage Loan, the amended Schedule of Discount Fractions, to the Trustee. Upon such substitution, the Qualified Substitute Mortgage Loan or Loans shall be subject to the terms of this Agreement and the related Subservicing Agreement in all respects, the related Seller shall be deemed to have made the representations and warranties with respect to the Qualified Substitute Mortgage Loan contained in the related Seller's Agreement as of the date of substitution, insofar as Residential Funding's rights in respect of such representations and warranties are assigned to the Company pursuant to the Assignment Agreement, and the Company and the Master Servicer shall be deemed to have made with respect to any Qualified Substitute Mortgage Loan or Loans, as of the date of substitution, the covenants, representations and warranties set forth in this Section 2.04, in
Section 2.03 hereof and in Section 4 of the Assignment Agreement, and the Master Servicer shall be obligated to repurchase or substitute for any Qualified Substitute Mortgage Loan as to which a Repurchase Event (as defined in the Assignment Agreement) has occurred pursuant to Section 4 of the Assignment Agreement.

        In connection with the substitution of one or more Qualified Substitute Mortgage Loans for one or more Deleted Mortgage Loans, the Master Servicer will determine the amount (if any) by which the aggregate principal balance of all such Qualified Substitute Mortgage Loans as of the date of substitution is less than the aggregate Stated Principal Balance of all such Deleted Mortgage Loans (in each case after application of the principal portion of the Monthly Payments due in the month of substitution that are to be distributed to the Certificateholders in the month of substitution). Residential Funding shall deposit the amount of such shortfall into the Custodial Account on the day of substitution, without any reimbursement therefor. Residential Funding shall give notice in writing to the Trustee of such event, which notice shall be accompanied by an Officers' Certificate as to the calculation of such shortfall and (subject to Section 10.01(f)) by an Opinion of Counsel to the effect that such substitution will not cause (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code or (b) any portion of any REMIC to fail to qualify as such at any time that any Certificate is outstanding.

        It is understood and agreed that the obligation of the Seller or Residential Funding, as the case may be, to cure such breach or purchase (or in the case of Residential Funding to substitute for) such Mortgage Loan as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to the Certificateholders or the Trustee on behalf of Certificateholders. If the Master Servicer is Residential Funding, then the Trustee shall also have the right to give the notification and require the purchase or substitution provided for in the second preceding paragraph in the event of such a breach of a representation or warranty made by Residential Funding in the Assignment Agreement. In connection with the purchase of or substitution for any such Mortgage Loan by Residential Funding, the Trustee shall assign to Residential Funding all of the Trustee's right, title and interest in respect of the Seller's Agreement and the Assignment Agreement applicable to such Mortgage Loan.

        Section 2.05 Execution and Authentication of Certificates/Issuance of Certificates Evidencing Interests in REMIC I.

               As provided in Section 2.05 of the Series Supplement.


        Section 2.06 Conveyance of Uncertificated REMIC I and REMIC II Regular Interests; Acceptance by the Trustee.

               As provided in Section 2.06 of the Series Supplement.

        Section 2.07 Issuance of Certificates Evidencing Interests in REMIC II.

               As provided in Section 2.07 of the Series Supplement.


        Section 2.08 Purposes and Powers of the Trust.

        The purpose of the trust, as created hereunder, is to engage in the following activities:

     (a) to sell the Certificates to the Company in exchange for the Mortgage Loans;

        (b)    to enter into and perform its obligations under this Agreement;

     (c) to engage in those activities that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith; and

        (d) subject to compliance with this Agreement, to engage in such other activities as may be required in connection with conservation of the Trust Fund and the making of distributions to the Certificateholders.

        The trust is hereby authorized to engage in the foregoing activities. Notwithstanding the provisions of Section 11.01, the trust shall not engage in any activity other than in connection with the foregoing or other than as required or authorized by the terms of this Agreement while any Certificate is outstanding, and this Section 2.08 may not be amended, without the consent of the Certificateholders evidencing a majority of the aggregate Voting Rights of the Certificates.

                                   ARTICLE III

                          ADMINISTRATION AND SERVICING
                                OF MORTGAGE LOANS

        Section 3.01  Master Servicer to Act as Servicer.

        (a) The Master Servicer shall service and administer the Mortgage Loans in accordance with the terms of this Agreement and the respective Mortgage Loans and shall have full power and authority, acting alone or through Subservicers as provided in Section 3.02, to do any and all things which it may deem necessary or desirable in connection with such servicing and administration. Without limiting the generality of the foregoing, the Master Servicer in its own name or in the name of a Subservicer is hereby authorized and empowered by the Trustee when the Master Servicer or the Subservicer, as the case may be, believes it appropriate in its best judgment, to execute and deliver, on behalf of the Certificateholders and the Trustee or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, or of consent to assumption or modification in connection with a proposed conveyance, or of assignment of any Mortgage and Mortgage Note in connection with the repurchase of a Mortgage Loan and all other comparable instruments, or with respect to the modification or re-recording of a Mortgage for the purpose of correcting the Mortgage, the subordination of the lien of the Mortgage in favor of a public utility company or government agency or unit with powers of eminent domain, the taking of a deed in lieu of foreclosure, the commencement, prosecution or completion of judicial or non-judicial foreclosure, the conveyance of a Mortgaged Property to the related Insurer, the acquisition of any property acquired by foreclosure or deed in lieu of foreclosure, or the management, marketing and conveyance of any property acquired by foreclosure or deed in lieu of foreclosure with respect to the Mortgage Loans and with respect to the Mortgaged Properties. The Master Servicer further is authorized and empowered by the Trustee, on behalf of the Certificateholders and the Trustee, in its own name or in the name of the Subservicer, when the Master Servicer or the Subservicer, as the case may be, believes it is appropriate in its best judgment to register any Mortgage Loan on the MERS(R) System, or cause the removal from the registration of any Mortgage Loan on the MERS(R) System, to execute and deliver, on behalf of the Trustee and the Certificateholders or any of them, any and all instruments of assignment and other comparable instruments with respect to such assignment or re- recording of a Mortgage in the name of MERS, solely as nominee for the Trustee and its successors and assigns. Any expenses incurred in connection with the actions described in the preceding sentence shall be borne by the Master Servicer in accordance with Section 3.16(c), with no right of reimbursement; provided, that if, as a result of MERS discontinuing or becoming unable to continue operations in connection with the MERS System, it becomes necessary to remove any Mortgage Loan from registration on the MERS System and to arrange for the assignment of the related Mortgages to the Trustee, then any related expenses shall be reimbursable to the Master Servicer. Notwithstanding the foregoing, subject to
Section 3.07(a), the Master Servicer shall not permit any modification with respect to any Mortgage Loan that would both constitute a sale or exchange of such Mortgage Loan within the meaning of Section 1001 of the Code and any proposed, temporary or final regulations promulgated thereunder (other than in connection with a proposed conveyance or assumption of such Mortgage Loan that is treated as a Principal Prepayment in Full pursuant to Section 3.13(d) hereof) and cause any REMIC formed under the Series Supplement to fail to qualify as a REMIC under the Code. The Trustee shall furnish the Master Servicer with any powers of attorney and other documents necessary or appropriate to enable the Master Servicer to service and administer the Mortgage Loans. The Trustee shall not be liable for any action taken by the Master Servicer or any Subservicer pursuant to such powers of attorney. In servicing and administering any Nonsubserviced Mortgage Loan, the Master Servicer shall, to the extent not inconsistent with this Agreement, comply with the Program Guide as if it were the originator of such Mortgage Loan and had retained the servicing rights and obligations in respect thereof. In connection with servicing and administering the Mortgage Loans, the Master Servicer and any Affiliate of the Master Servicer
(i) may perform services such as appraisals and brokerage services that are not customarily provided by servicers of mortgage loans, and shall be entitled to reasonable compensation therefor in accordance with Section 3.10 and (ii) may, at its own discretion and on behalf of the Trustee, obtain credit information in the form of a "credit score" from a credit repository.

        (b) All costs incurred by the Master Servicer or by Subservicers in effecting the timely payment of taxes and assessments on the properties subject to the Mortgage Loans shall not, for the purpose of calculating monthly distributions to the Certificateholders, be added to the amount owing under the related Mortgage Loans, notwithstanding that the terms of such Mortgage Loan so permit, and such costs shall be recoverable to the extent permitted by Section 3.10(a)(ii).

        (c) The Master Servicer may enter into one or more agreements in connection with the offering of pass-through certificates evidencing interests in one or more of the Certificates providing for the payment by the Master Servicer of amounts received by the Master Servicer as servicing compensation hereunder and required to cover certain Prepayment Interest Shortfalls on the Mortgage Loans, which payment obligation will thereafter be an obligation of the Master Servicer hereunder.

          Section 3.02  Subservicing  Agreements  Between  Master  Servicer  and
               Subservicers;   Enforcement   of   Subservicers'   and   Sellers'
               Obligations.

        (a) The Master Servicer may continue in effect Subservicing Agreements entered into by Residential Funding and Subservicers prior to the execution and delivery of this Agreement, and may enter into new Subservicing Agreements with Subservicers, for the servicing and administration of all or some of the Mortgage Loans. Each Subservicer of a Mortgage Loan shall be entitled to receive and retain, as provided in the related Subservicing Agreement and in Section 3.07, the related Subservicing Fee from payments of interest received on such Mortgage Loan after payment of all amounts required to be remitted to the Master Servicer in respect of such Mortgage Loan. For any Mortgage Loan that is a Nonsubserviced Mortgage Loan, the Master Servicer shall be entitled to receive and retain an amount equal to the Subservicing Fee from payments of interest. Unless the context otherwise requires, references in this Agreement to actions taken or to be taken by the Master Servicer in servicing the Mortgage Loans include actions taken or to be taken by a Subservicer on behalf of the Master Servicer. Each Subservicing Agreement will be upon such terms and conditions as are generally required or permitted by the Program Guide and are not inconsistent with this Agreement and as the Master Servicer and the Subservicer have agreed. A representative form of Subservicing Agreement is attached to this Agreement as Exhibit E. With the approval of the Master Servicer, a Subservicer may delegate its servicing obligations to third-party servicers, but such Subservicer will remain obligated under the related Subservicing Agreement. The Master Servicer and a Subservicer may enter into amendments thereto or a different form of Subservicing Agreement, and the form referred to or included in the Program Guide is merely provided for information and shall not be deemed to limit in any respect the discretion of the Master Servicer to modify or enter into different Subservicing Agreements; provided, however, that any such amendments or different forms shall be consistent with and not violate the provisions of either this Agreement or the Program Guide in a manner which would materially and adversely affect the interests of the Certificateholders.

        (b) As part of its servicing activities hereunder, the Master Servicer, for the benefit of the Trustee and the Certificateholders, shall use its best reasonable efforts to enforce the obligations of each Subservicer under the related Subservicing Agreement and of each Seller under the related Seller's Agreement insofar as the Company's rights with respect to such obligation has been assigned to the Trustee hereunder, to the extent that the non-performance of any such Seller's obligation would have a material and adverse effect on a Mortgage Loan, including, without limitation, the obligation to purchase a Mortgage Loan on account of defective documentation, as described in Section 2.02, or on account of a breach of a representation or warranty, as described in Section 2.04. Such enforcement, including, without limitation, the legal prosecution of claims, termination of Subservicing Agreements or Seller's Agreements, as appropriate, and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Master Servicer would employ in its good faith business judgment and which are normal and usual in its general mortgage servicing activities. The Master Servicer shall pay the costs of such enforcement at its own expense, and shall be reimbursed therefor only (i) from a general recovery resulting from such enforcement to the extent, if any, that such recovery exceeds all amounts due in respect of the related Mortgage Loan or
(ii) from a specific recovery of costs, expenses or attorneys fees against the party against whom such enforcement is directed. For purposes of clarification only, the parties agree that the foregoing is not intended to, and does not, limit the ability of the Master Servicer to be reimbursed for expenses that are incurred in connection with the enforcement of a Seller's obligations (insofar as the Company's rights with respect to such Seller's obligations have been assigned to the Trustee hereunder) and are reimbursable pursuant to Section 3.10(a)(viii).

        Section 3.03  Successor Subservicers.

        The Master Servicer shall be entitled to terminate any Subservicing Agreement that may exist in accordance with the terms and conditions of such Subservicing Agreement and without any limitation by virtue of this Agreement; provided, however, that in the event of termination of any Subservicing Agreement by the Master Servicer or the Subservicer, the Master Servicer shall either act as servicer of the related Mortgage Loan or enter into a Subservicing Agreement with a successor Subservicer which will be bound by the terms of the related Subservicing Agreement. If the Master Servicer or any Affiliate of Residential Funding acts as servicer, it will not assume liability for the representations and warranties of the Subservicer which it replaces. If the Master Servicer enters into a Subservicing Agreement with a successor
Subservicer, the Master Servicer shall use reasonable efforts to have the successor Subservicer assume liability for the representations and warranties made by the terminated Subservicer in respect of the related Mortgage Loans and, in the event of any such assumption by the successor Subservicer, the Master Servicer may, in the exercise of its business judgment, release the terminated Subservicer from liability for such representations and warranties.

        Section 3.04  Liability of the Master Servicer.

        Notwithstanding any Subservicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Master Servicer or a Subservicer or reference to actions taken through a Subservicer or otherwise, the Master Servicer shall remain obligated and liable to the Trustee and the Certificateholders for the servicing and administering of the Mortgage Loans in accordance with the provisions of Section 3.01 without diminution of such obligation or liability by virtue of such Subservicing Agreements or arrangements or by virtue of indemnification from the Subservicer or the Company and to the same extent and under the same terms and conditions as if the Master Servicer alone were servicing and administering the Mortgage Loans. The Master Servicer shall be entitled to enter into any agreement with a Subservicer or Seller for indemnification of the Master Servicer and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

          Section 3.05 No Contractual Relationship Between Subservicer and Trustee or Certificateholders.

        Any Subservicing Agreement that may be entered into and any other transactions or services relating to the Mortgage Loans involving a Subservicer in its capacity as such and not as an originator shall be deemed to be between the Subservicer and the Master Servicer alone and the Trustee and the Certificateholders shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to the Subservicer in its capacity as such except as set forth in Section 3.06. The foregoing provision shall not in any way limit a Subservicer's obligation to cure an omission or defect or to repurchase a Mortgage Loan as referred to in Section
2.02 hereof.

          Section 3.06 Assumption or Termination of Subservicing Agreements by Trustee.

        (a) If the Master Servicer shall for any reason no longer be the master servicer (including by reason of an Event of Default), the Trustee, its designee or its successor shall thereupon assume all of the rights and obligations of the Master Servicer under each Subservicing Agreement that may have been entered into. The Trustee, its designee or the successor servicer for the Trustee shall be deemed to have assumed all of the Master Servicer's interest therein and to have replaced the Master Servicer as a party to the Subservicing Agreement to the same extent as if the Subservicing Agreement had been assigned to the assuming party except that the Master Servicer shall not thereby be relieved of any liability or obligations under the Subservicing Agreement.

        (b) The Master Servicer shall, upon request of the Trustee but at the expense of the Master Servicer, deliver to the assuming party all documents and records relating to each Subservicing Agreement and the Mortgage Loans then being serviced and an accounting of amounts collected and held by it and otherwise use its best efforts to effect the orderly and efficient transfer of each Subservicing Agreement to the assuming party.

          Section 3.07 Collection of Certain Mortgage Loan Payments; Deposits to Custodial Account.

        (a) The Master Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Mortgage Loans, and shall, to the extent such procedures shall be consistent with this Agreement and the terms and provisions of any related Primary Insurance Policy, follow such collection procedures as it would employ in its good faith business judgment and which are normal and usual in its general mortgage servicing activities. Consistent with the foregoing, the Master Servicer may in its discretion (i) waive any late payment charge or any prepayment charge or penalty interest in connection with the prepayment of a Mortgage Loan and (ii) extend the Due Date for payments due on a Mortgage Loan in accordance with the Program Guide; provided, however, that the Master Servicer shall first determine that any such waiver or extension will not impair the coverage of any related Primary Insurance Policy or materially adversely affect the lien of the related Mortgage. In the event of any such arrangement, the Master Servicer shall make timely advances on the related Mortgage Loan during the scheduled period in accordance with the amortization schedule of such Mortgage Loan without modification thereof by reason of such arrangements unless otherwise agreed to by the Holders of the Classes of Certificates affected thereby; provided, however, that no such extension shall be made if any such advance would be a Nonrecoverable Advance. Consistent with the terms of this Agreement, the Master Servicer may also waive, modify or vary any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor if in the Master Servicer's determination such waiver, modification, postponement or indulgence is not materially adverse to the interests of the Certificateholders (taking into account any estimated Realized Loss that might result absent such action); provided, however, that the Master Servicer may not modify materially or permit any Subservicer to modify any Mortgage Loan, including without limitation any modification that would change the Mortgage Rate, forgive the payment of any principal or interest (unless in connection with the liquidation of the related Mortgage Loan or except in connection with prepayments to the extent that such reamortization is not inconsistent with the terms of the Mortgage Loan), or extend the final maturity date of such Mortgage Loan, unless such Mortgage Loan is in default or, in the judgment of the Master Servicer, such default is reasonably foreseeable; and provided, further, that no such modification shall reduce the interest rate on a Mortgage Loan below the sum of the Pool Strip Rate and the sum of the rates at which the Servicing Fee and the Subservicing Fee with respect to such Mortgage Loan accrues. In connection with any Curtailment of a Mortgage Loan, the Master Servicer, to the extent not inconsistent with the terms of the Mortgage Note and local law and practice, may permit the Mortgage Loan to be reamortized such that the Monthly Payment is recalculated as an amount that will fully amortize the remaining Stated Principal Balance thereof by the original Maturity Date based on the original Mortgage Rate; provided, that such re-amortization shall not be permitted if it would constitute a reissuance of the Mortgage Loan for federal income tax purposes, except if such reissuance is described in Treasury Regulation Section 1.860G-2(b)(3).

        (b) The Master Servicer shall establish and maintain a Custodial Account in which the Master Servicer shall deposit or cause to be deposited on a daily basis, except as otherwise specifically provided herein, the following payments and collections remitted by Subservicers or received by it in respect of the Mortgage Loans subsequent to the Cut-off Date (other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date):

                      (i) All payments on account of principal, including Principal Prepayments made by Mortgagors on the Mortgage Loans and the principal component of any Subservicer Advance or of any REO Proceeds received in connection with an REO Property for which an REO Disposition has occurred;

                      (ii) All  payments on account of interest at the  Adjusted
               Mortgage Rate on the Mortgage Loans, including Buydown Funds, if any, and the interest component of any Subservicer Advance or of any REO Proceeds received in connection with an REO Property for which an REO Disposition has occurred;

                    (iii) Insurance  Proceeds and  Liquidation  Proceeds (net of
               any related expenses of the Subservicer);

                      (iv) All proceeds of any Mortgage Loans purchased pursuant to Section 2.02, 2.03, 2.04 or 4.07 and all amounts required to be deposited in connection with the substitution of a Qualified Substitute Mortgage Loan pursuant to Section 2.03 or 2.04;

                    (v) Any amounts required to be deposited pursuant to Section
               3.07(c) or 3.21;

                    (vi) All amounts transferred from the Certificate Account to the Custodial Account in accordance with Section 4.02(a);

                    (vii) Any amounts  realized by the  Subservicer and received by the Master  Servicer in respect of any Additional  Collateral;
               and

                    (viii) Any amounts received by the Master Servicer in respect of Pledged Assets.

        The foregoing requirements for deposit in the Custodial Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments on the Mortgage Loans which are not part of the Trust Fund (consisting of payments in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date) and payments or collections in the nature of prepayment charges or late payment charges or assumption fees may but need not be deposited by the Master Servicer in the Custodial Account. In the event any amount not required to be deposited in the Custodial Account is so deposited, the Master Servicer may at any time withdraw such amount from the Custodial Account, any provision herein to the contrary notwithstanding. The Custodial Account may contain funds that belong to one or more trust funds created for mortgage pass-through certificates of other series and may contain other funds respecting payments on mortgage loans belonging to the Master
Servicer or serviced or master serviced by it on behalf of others. Notwithstanding such commingling of funds, the Master Servicer shall keep records that accurately reflect the funds on deposit in the Custodial Account that have been identified by it as being attributable to the Mortgage Loans.

        With respect to Insurance Proceeds, Liquidation Proceeds, REO Proceeds and the proceeds of the purchase of any Mortgage Loan pursuant to Sections 2.02, 2.03, 2.04 and 4.07 received in any calendar month, the Master Servicer may elect to treat such amounts as included in the Available Distribution Amount for the Distribution Date in the month of receipt, but is not obligated to do so. If the Master Servicer so elects, such amounts will be deemed to have been received (and any related Realized Loss shall be deemed to have occurred) on the last day of the month prior to the receipt thereof.

        (c) The Master Servicer shall use its best efforts to cause the institution maintaining the Custodial Account to invest the funds in the Custodial Account attributable to the Mortgage Loans in Permitted Investments which shall mature not later than the Certificate Account Deposit Date next following the date of such investment (with the exception of the Amount Held for Future Distribution) and which shall not be sold or disposed of prior to their maturities. All income and gain realized from any such investment shall be for the benefit of the Master Servicer as additional servicing compensation and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of any such investments attributable to the investment of amounts in respect of the Mortgage Loans shall be deposited in the Custodial Account by the Master Servicer out of its own funds immediately as realized without any right of reimbursement.

        (d) The Master Servicer shall give notice to the Trustee and the Company of any change in the location of the Custodial Account and the location of the Certificate Account prior to the use thereof.

        Section 3.08  Subservicing Accounts; Servicing Accounts.

        (a) In those cases where a Subservicer is servicing a Mortgage Loan pursuant to a Subservicing Agreement, the Master Servicer shall cause the Subservicer, pursuant to the Subservicing Agreement, to establish and maintain one or more Subservicing Accounts which shall be an Eligible Account or, if such account is not an Eligible Account, shall generally satisfy the requirements of the Program Guide and be otherwise acceptable to the Master Servicer and each Rating Agency. The Subservicer will be required thereby to deposit into the Subservicing Account on a daily basis all proceeds of Mortgage Loans received by the Subservicer, less its Subservicing Fees and unreimbursed advances and expenses, to the extent permitted by the Subservicing Agreement. If the Subservicing Account is not an Eligible Account, the Master Servicer shall be deemed to have received such monies upon receipt thereof by the Subservicer. The Subservicer shall not be required to deposit in the Subservicing Account payments or collections in the nature of prepayment charges or late charges or assumption fees. On or before the date specified in the Program Guide, but in no event later than the Determination Date, the Master Servicer shall cause the Subservicer, pursuant to the Subservicing Agreement, to remit to the Master Servicer for deposit in the Custodial Account all funds held in the Subservicing Account with respect to each Mortgage Loan serviced by such Subservicer that are required to be remitted to the Master Servicer. The Subservicer will also be required, pursuant to the Subservicing Agreement, to advance on such scheduled date of remittance amounts equal to any scheduled monthly installments of principal and interest less its Subservicing Fees on any Mortgage Loans for which payment was not received by the Subservicer. This obligation to advance with respect to each Mortgage Loan will continue up to and including the first of the month following the date on which the related Mortgaged Property is sold at a foreclosure sale or is acquired by the Trust Fund by deed in lieu of foreclosure or otherwise. All such advances received by the Master Servicer shall be deposited promptly by it in the Custodial Account.

        (b) The Subservicer may also be required, pursuant to the Subservicing Agreement, to remit to the Master Servicer for deposit in the Custodial Account interest at the Adjusted Mortgage Rate (or Modified Net Mortgage Rate plus the rate per annum at which the Servicing Fee accrues in the case of a Modified Mortgage Loan) on any Curtailment received by such Subservicer in respect of a Mortgage Loan from the related Mortgagor during any month that is to be applied by the Subservicer to reduce the unpaid principal balance of the related Mortgage Loan as of the first day of such month, from the date of application of such Curtailment to the first day of the following month. Any amounts paid by a Subservicer pursuant to the preceding sentence shall be for the benefit of the Master Servicer as additional servicing compensation and shall be subject to its withdrawal or order from time to time pursuant to Sections 3.10(a)(iv) and (v).

        (c) In addition to the Custodial Account and the Certificate Account, the Master Servicer shall for any Nonsubserviced Mortgage Loan, and shall cause the Subservicers for Subserviced Mortgage Loans to, establish and maintain one or more Servicing Accounts and deposit and retain therein all collections from the Mortgagors (or advances from Subservicers) for the payment of taxes, assessments, hazard insurance premiums, Primary Insurance Policy premiums, if applicable, or comparable items for the account of the Mortgagors. Each Servicing Account shall satisfy the requirements for a Subservicing Account and, to the extent permitted by the Program Guide or as is otherwise acceptable to the Master Servicer, may also function as a Subservicing Account. Withdrawals of amounts related to the Mortgage Loans from the Servicing Accounts may be made only to effect timely payment of taxes, assessments, hazard insurance premiums, Primary Insurance Policy premiums, if applicable, or comparable items, to reimburse the Master Servicer or Subservicer out of related collections for any payments made pursuant to Sections 3.11 (with respect to the Primary Insurance Policy) and 3.12(a) (with respect to hazard insurance), to refund to any Mortgagors any sums as may be determined to be overages, to pay interest, if required, to Mortgagors on balances in the Servicing Account or to clear and terminate the Servicing Account at the termination of this Agreement in accordance with Section 9.01 or in accordance with the Program Guide. As part of its servicing duties, the Master Servicer shall, and the Subservicers will, pursuant to the Subservicing Agreements, be required to pay to the Mortgagors interest on funds in this account to the extent required by law.

        (d) The Master Servicer shall advance the payments referred to in the preceding subsection that are not timely paid by the Mortgagors or advanced by the Subservicers on the date when the tax, premium or other cost for which such payment is intended is due, but the Master Servicer shall be required so to advance only to the extent that such advances, in the good faith judgment of the Master Servicer, will be recoverable by the Master Servicer out of Insurance Proceeds, Liquidation Proceeds or otherwise.

          Section 3.09 Access to Certain Documentation and Information Regarding the Mortgage Loans.

        If   compliance   with  this  Section  3.09  shall  make  any  Class  of
Certificates legal for investment by federally insured savings and loan associations, the Master Servicer shall provide, or cause the Subservicers to provide, to the Trustee, the Office of Thrift Supervision or the FDIC and the supervisory agents and examiners thereof access to the documentation regarding the Mortgage Loans required by applicable regulations of the Office of Thrift Supervision, such access being afforded without charge but only upon reasonable request and during normal business hours at the offices designated by the Master Servicer. The Master Servicer shall permit such representatives to photocopy any such documentation and shall provide equipment for that purpose at a charge reasonably approximating the cost of such photocopying to the Master Servicer.

        Section 3.10  Permitted Withdrawals from the Custodial Account.

        (a) The Master Servicer may, from time to time as provided herein, make withdrawals from the Custodial Account of amounts on deposit therein pursuant to
Section 3.07 that are attributable to the Mortgage Loans for the following purposes:

                    (i) to make  deposits  into the  Certificate  Account in the amounts and in the manner provided for in Section 4.01;

                      (ii) to reimburse  itself or the related  Subservicer  for previously unreimbursed advances or expenses made pursuant to Sections 3.01, 3.07(a), 3.08, 3.11, 3.12(a), 3.14 and 4.04 or
               otherwise reimbursable pursuant to the terms of this Agreement, such withdrawal right being limited to amounts received on particular Mortgage Loans (including, for this purpose, REO Proceeds, Insurance Proceeds, Liquidation Proceeds and proceeds from the purchase of a Mortgage Loan pursuant to Section 2.02, 2.03, 2.04 or 4.07) which represent (A) Late Collections of Monthly Payments for which any such advance was made in the case of Subservicer Advances or Advances pursuant to Section 4.04 and
               (B) recoveries of amounts in respect of which such advances were made in the case of Servicing Advances;

                      (iii) to pay to itself or the related  Subservicer (if not previously retained by such Subservicer) out of each payment received by the Master Servicer on account of interest on a
               Mortgage Loan as contemplated by Sections 3.14 and 3.16, an amount equal to that remaining portion of any such payment as to interest (but not in excess of the Servicing Fee and the Subservicing Fee, if not previously retained) which, when deducted, will result in the remaining amount of such interest being interest at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) on the amount specified in the amortization schedule of the related Mortgage Loan as the principal balance thereof at the beginning of the period respecting which such interest was paid after giving effect to any previous Curtailments;

                      (iv) to pay to itself as additional servicing compensation any interest or investment income earned on funds and other property deposited in or credited to the Custodial Account that it is entitled to withdraw pursuant to Section 3.07(c);

                      (v) to pay to itself as additional servicing  compensation any Foreclosure Profits, any amounts remitted by Subservicers as interest in respect of Curtailments pursuant to Section 3.08(b), and any amounts paid by a Mortgagor in connection with a Principal Prepayment in Full in respect of interest for any period during the calendar month in which such Principal Prepayment in Full is to be distributed to the Certificateholders;

                      (vi) to pay to itself, a Subservicer, a Seller, Residential Funding, the Company or any other appropriate Person, as the case may be, with respect to each Mortgage Loan or property acquired in respect thereof that has been purchased or otherwise transferred pursuant to Section 2.02, 2.03, 2.04, 4.07 or 9.01, all amounts received thereon and not required to be distributed to the Certificateholders as of the date on which the related Stated Principal Balance or Purchase Price is determined;

                      (vii) to reimburse  itself or the related  Subservicer for any Nonrecoverable Advance or Advances in the manner and to the extent provided in subsection (c) below, any Advance made in connection with a modification of a Mortgage Loan that is in default or, in the judgment of the Master Servicer, default is reasonably foreseeable pursuant to Section 3.07(a), to the extent the amount of the Advance has been added to the outstanding principal balance of the Mortgage Loan, or any Advance reimbursable to the Master Servicer pursuant to Section 4.02(a);

                      (viii) to  reimburse  itself or the Company  for  expenses incurred by and reimbursable to it or the Company pursuant to Sections 3.01(a), 3.11, 3.13, 3.14(c), 6.03, 10.01 or otherwise, or in connection with enforcing, in accordance with this Agreement, any repurchase, substitution or indemnification obligation of any Seller (other than an Affiliate of the Company) pursuant to the related Seller's Agreement;

                      (ix) to reimburse itself for Servicing  Advances  expended by it (a) pursuant to Section 3.14 in good faith in connection with the restoration of property damaged by an Uninsured Cause, and (b) in connection with the liquidation of a Mortgage Loan or disposition of an REO Property to the extent not otherwise reimbursed pursuant to clause (ii) or (viii) above; and

                      (x) to  withdraw  any amount  deposited  in the  Custodial
               Account that was not required to be deposited therein pursuant to
               Section 3.07.

        (b) Since,  in  connection  with  withdrawals  pursuant to clauses (ii),
(iii), (v) and (vi), the Master Servicer's entitlement thereto is limited to collections or other recoveries on the related Mortgage Loan, the Master Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Custodial Account pursuant to such clauses.

        (c) The Master Servicer shall be entitled to reimburse itself or the related Subservicer for any advance made in respect of a Mortgage Loan that the Master Servicer determines to be a Nonrecoverable Advance by withdrawal from the Custodial Account of amounts on deposit therein attributable to the Mortgage Loans on any Certificate Account Deposit Date succeeding the date of such determination. Such right of reimbursement in respect of a Nonrecoverable Advance on any such Certificate Account Deposit Date shall be limited to an amount not exceeding the portion of such advance previously paid to Certificateholders (and not theretofore reimbursed to the Master Servicer or the related Subservicer).

          Section  3.11   Maintenance   of  the  Primary   Insurance   Policies;
               Collections Thereunder.

        (a) The Master Servicer shall not take, or permit any Subservicer to take, any action which would result in non-coverage under any applicable Primary Insurance Policy of any loss which, but for the actions of the Master Servicer or Subservicer, would have been covered thereunder. To the extent coverage is available, the Master Servicer shall keep or cause to be kept in full force and effect each such Primary Insurance Policy until the principal balance of the related Mortgage Loan secured by a Mortgaged Property is reduced to 80% or less of the Appraised Value in the case of such a Mortgage Loan having a Loan-to-Value Ratio at origination in excess of 80%, provided that such Primary Insurance Policy was in place as of the Cut-off Date and the Company had knowledge of such Primary Insurance Policy. The Master Servicer shall be entitled to cancel or permit the discontinuation of any Primary Insurance Policy as to any Mortgage Loan, if the Stated Principal Balance of the Mortgage Loan is reduced below an amount equal to 80% of the appraised value of the related Mortgaged Property as determined in any appraisal thereof after the Closing Date, or if the Loan-to-Value Ratio is reduced below 80% as a result of principal payments on the Mortgage Loan after the Closing Date. In the event that the Company gains knowledge that as of the Closing Date, a Mortgage Loan had a Loan-to-Value Ratio at origination in excess of 80% and is not the subject of a Primary Insurance Policy (and was not included in any exception to the representation in Section 2.03(b)(iv)) and that such Mortgage Loan has a current Loan-to-Value Ratio in excess of 80% then the Master Servicer shall use its reasonable efforts to obtain and maintain a Primary Insurance Policy to the extent that such a policy is obtainable at a reasonable price. The Master Servicer shall not cancel or refuse to renew any such Primary Insurance Policy applicable to a Nonsubserviced Mortgage Loan, or consent to any Subservicer canceling or refusing to renew any such Primary Insurance Policy applicable to a Mortgage Loan subserviced by it, that is in effect at the date of the initial issuance of the Certificates and is required to be kept in force hereunder unless the replacement Primary Insurance Policy for such canceled or non-renewed policy is maintained with an insurer whose claims-paying ability is acceptable to each Rating Agency for mortgage pass-through certificates having a rating equal to or better than the lower of the then-current rating or the rating assigned to the Certificates as of the Closing Date by such Rating Agency.

        (b) In connection with its activities as administrator and servicer of the Mortgage Loans, the Master Servicer agrees to present or to cause the related Subservicer to present, on behalf of the Master Servicer, the Subservicer, if any, the Trustee and Certificateholders, claims to the related Insurer under any Primary Insurance Policies, in a timely manner in accordance with such policies, and, in this regard, to take or cause to be taken such reasonable action as shall be necessary to permit recovery under any Primary Insurance Policies respecting defaulted Mortgage Loans. Pursuant to Section 3.07, any Insurance Proceeds collected by or remitted to the Master Servicer under any Primary Insurance Policies shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 3.10.

          Section 3.12 Maintenance of Fire Insurance and Omissions and Fidelity Coverage.

        (a) The Master Servicer shall cause to be maintained for each Mortgage Loan (other than a Cooperative Loan) fire insurance with extended coverage in an amount which is equal to the lesser of the principal balance owing on such Mortgage Loan or 100 percent of the insurable value of the improvements; provided, however, that such coverage may not be less than the minimum amount required to fully compensate for any loss or damage on a replacement cost basis. To the extent it may do so without breaching the related Subservicing Agreement, the Master Servicer shall replace any Subservicer that does not cause such insurance, to the extent it is available, to be maintained.

The Master Servicer shall also cause to be maintained on property acquired upon foreclosure, or deed in lieu of foreclosure, of any Mortgage Loan (other than a Cooperative Loan), fire insurance with extended coverage in an amount which is at least equal to the amount necessary to avoid the application of any co-insurance clause contained in the related hazard insurance policy. Pursuant to Section 3.07, any amounts collected by the Master Servicer under any such policies (other than amounts to be applied to the restoration or repair of the related Mortgaged Property or property thus acquired or amounts released to the Mortgagor in accordance with the Master Servicer's normal servicing procedures) shall be deposited in the Custodial Account, subject to withdrawal pursuant to
Section 3.10. Any cost incurred by the Master Servicer in maintaining any such insurance shall not, for the purpose of calculating monthly distributions to the Certificateholders, be added to the amount owing under the Mortgage Loan, notwithstanding that the terms of the Mortgage Loan so permit. Such costs shall be recoverable by the Master Servicer out of related late payments by the Mortgagor or out of Insurance Proceeds and Liquidation Proceeds to the extent permitted by Section 3.10. It is understood and agreed that no earthquake or other additional insurance is to be required of any Mortgagor or maintained on property acquired in respect of a Mortgage Loan other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. Whenever the improvements securing a Mortgage Loan (other than a Cooperative Loan) are located at the time of origination of such Mortgage Loan in a federally designated special flood hazard area, the Master Servicer shall cause flood insurance (to the extent available) to be maintained in respect thereof. Such flood insurance shall be in an amount equal to the lesser of (i) the amount required to compensate for any loss or damage to the Mortgaged Property on a replacement cost basis and (ii) the maximum amount of such insurance available for the related Mortgaged Property under the national flood insurance program (assuming that the area in which such Mortgaged Property is located is participating in such program).

        If the Master Servicer shall obtain and maintain a blanket fire insurance policy with extended coverage insuring against hazard losses on all of the Mortgage Loans, it shall conclusively be deemed to have satisfied its obligations as set forth in the first sentence of this Section 3.12(a), it being understood and agreed that such policy may contain a deductible clause, in which case the Master Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with the first sentence of this Section 3.12(a) and there shall have been a loss which would have been covered by such policy, deposit in the Certificate Account the amount not otherwise payable under the blanket policy because of such deductible clause. Any such deposit by the Master Servicer shall be made on the Certificate Account Deposit Date next preceding the Distribution Date which occurs in the month following the month in which payments under any such policy would have been deposited in the Custodial Account. In connection with its activities as administrator and servicer of the Mortgage Loans, the Master Servicer agrees to present, on behalf of itself, the Trustee and the Certificateholders, claims under any such blanket policy.

        (b) The Master Servicer shall obtain and maintain at its own expense and keep in full force and effect throughout the term of this Agreement a blanket fidelity bond and an errors and omissions insurance policy covering the Master Servicer's officers and employees and other persons acting on behalf of the Master Servicer in connection with its activities under this Agreement. The amount of coverage shall be at least equal to the coverage that would be required by Fannie Mae or Freddie Mac, whichever is greater, with respect to the Master Servicer if the Master Servicer were servicing and administering the Mortgage Loans for Fannie Mae or Freddie Mac. In the event that any such bond or policy ceases to be in effect, the Master Servicer shall obtain a comparable replacement bond or policy from an issuer or insurer, as the case may be, meeting the requirements, if any, of the Program Guide and acceptable to the Company. Coverage of the Master Servicer under a policy or bond obtained by an Affiliate of the Master Servicer and providing the coverage required by this
Section 3.12(b) shall satisfy the requirements of this Section 3.12(b).

          Section 3.13 Enforcement of Due-on-Sale Clauses; Assumption and Modification Agreements; Certain Assignments.

        (a) When any Mortgaged Property is conveyed by the Mortgagor, the Master Servicer or Subservicer, to the extent it has knowledge of such conveyance, shall enforce any due-on-sale clause contained in any Mortgage Note or Mortgage, to the extent permitted under applicable law and governmental regulations, but only to the extent that such enforcement will not adversely affect or jeopardize coverage under any Required Insurance Policy. Notwithstanding the foregoing:

                      (i) the  Master  Servicer  shall  not be  deemed  to be in default under this Section 3.13(a) by reason of any transfer or assumption which the Master Servicer is restricted by law from preventing; and

                      (ii) if the Master Servicer determines that it is reasonably likely that any Mortgagor will bring, or if any Mortgagor does bring, legal action to declare invalid or otherwise avoid enforcement of a due-on-sale clause contained in any Mortgage Note or Mortgage, the Master Servicer shall not be required to enforce the due-on-sale clause or to contest such action.

        (b) Subject to the Master Servicer's duty to enforce any due-on-sale clause to the extent set forth in Section 3.13(a), in any case in which a Mortgaged Property is to be conveyed to a Person by a Mortgagor, and such Person is to enter into an assumption or modification agreement or supplement to the Mortgage Note or Mortgage which requires the signature of the Trustee, or if an instrument of release signed by the Trustee is required releasing the Mortgagor from liability on the Mortgage Loan, the Master Servicer is authorized, subject to the requirements of the sentence next following, to execute and deliver, on behalf of the Trustee, the assumption agreement with the Person to whom the Mortgaged Property is to be conveyed and such modification agreement or supplement to the Mortgage Note or Mortgage or other instruments as are reasonable or necessary to carry out the terms of the Mortgage Note or Mortgage or otherwise to comply with any applicable laws regarding assumptions or the transfer of the Mortgaged Property to such Person; provided, however, none of such terms and requirements shall either (i) both (A) constitute a "significant modification" effecting an exchange or reissuance of such Mortgage Loan under the REMIC Provisions and (B) cause any portion of any REMIC formed under the Series Supplement to fail to qualify as a REMIC under the Code or (subject to Section 10.01(f)), result in the imposition of any tax on "prohibited transactions" or (ii) constitute "contributions" after the start-up date under the REMIC Provisions. The Master Servicer shall execute and deliver such documents only if it reasonably determines that (i) its execution and delivery thereof will not conflict with or violate any terms of this Agreement or cause the unpaid balance and interest on the Mortgage Loan to be uncollectible in whole or in part, (ii) any required consents of insurers under any Required Insurance Policies have been obtained and (iii) subsequent to the closing of the transaction involving the assumption or transfer (A) the Mortgage Loan will continue to be secured by a first mortgage lien pursuant to the terms of the Mortgage, (B) such transaction will not adversely affect the coverage under any Required Insurance Policies,
(C) the Mortgage Loan will fully amortize over the remaining term thereof, (D) no material term of the Mortgage Loan (including the interest rate on the Mortgage Loan) will be altered nor will the term of the Mortgage Loan be changed and (E) if the seller/transferor of the Mortgaged Property is to be released from liability on the Mortgage Loan, such release will not (based on the Master Servicer's or Subservicer's good faith determination) adversely affect the collectability of the Mortgage Loan. Upon receipt of appropriate instructions from the Master Servicer in accordance with the foregoing, the Trustee shall execute any necessary instruments for such assumption or substitution of liability as directed in writing by the Master Servicer. Upon the closing of the transactions contemplated by such documents, the Master Servicer shall cause the originals or true and correct copies of the assumption agreement, the release (if any), or the modification or supplement to the Mortgage Note or Mortgage to be delivered to the Trustee or the Custodian and deposited with the Mortgage File for such Mortgage Loan. Any fee collected by the Master Servicer or such related Subservicer for entering into an assumption or substitution of liability agreement will be retained by the Master Servicer or such Subservicer as additional servicing compensation.

        (c) The Master Servicer or the related Subservicer, as the case may be, shall be entitled to approve a request from a Mortgagor for a partial release of the related Mortgaged Property, the granting of an easement thereon in favor of another Person, any alteration or demolition of the related Mortgaged Property (or, with respect to a Cooperative Loan, the related Cooperative Apartment) without any right of reimbursement or other similar matters if it has determined, exercising its good faith business judgment in the same manner as it would if it were the owner of the related Mortgage Loan, that the security for, and the timely and full collectability of, such Mortgage Loan would not be adversely affected thereby and that any portion of any REMIC formed under the Series Supplement would not fail to continue to qualify as a REMIC under the Code as a result thereof and (subject to Section 10.01(f)) that no tax on "prohibited transactions" or "contributions" after the startup day would be imposed on any such REMIC as a result thereof. Any fee collected by the Master Servicer or the related Subservicer for processing such a request will be retained by the Master Servicer or such Subservicer as additional servicing compensation.

        (d) Subject to any other applicable terms and conditions of this Agreement, the Trustee and Master Servicer shall be entitled to approve an assignment in lieu of satisfaction with respect to any Mortgage Loan, provided the obligee with respect to such Mortgage Loan following such proposed assignment provides the Trustee and Master Servicer with a "Lender Certification for Assignment of Mortgage Loan" in the form attached hereto as Exhibit M, in form and substance satisfactory to the Trustee and Master Servicer, providing the following: (i) that the substance of the assignment is, and is intended to be, a refinancing of such Mortgage; (ii) that the Mortgage Loan following the proposed assignment will have a rate of interest at least 0.25 percent below or above the rate of interest on such Mortgage Loan prior to such proposed assignment; and (iii) that such assignment is at the request of the borrower under the related Mortgage Loan. Upon approval of an assignment in lieu of satisfaction with respect to any Mortgage Loan, the Master Servicer shall receive cash in an amount equal to the unpaid principal balance of and accrued interest on such Mortgage Loan and the Master Servicer shall treat such amount as a Principal Prepayment in Full with respect to such Mortgage Loan for all purposes hereof.

        Section 3.14  Realization Upon Defaulted Mortgage Loans.

        (a) The Master Servicer shall foreclose upon or otherwise comparably convert (which may include an REO Acquisition) the ownership of properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 3.07. In connection with such foreclosure or other conversion, the Master Servicer shall, consistent with Section 3.11, follow such practices and procedures as it shall deem necessary or advisable, as shall be normal and usual in its general mortgage servicing activities and as shall be required or permitted by the Program Guide; provided that the Master Servicer shall not be liable in any respect hereunder if the Master Servicer is acting in connection with any such foreclosure or other conversion in a manner that is consistent with the provisions of this Agreement. The Master Servicer, however, shall not be required to expend its own funds or incur other reimbursable charges in connection with any foreclosure, or attempted foreclosure which is not completed, or towards the restoration of any property unless it shall determine (i) that such restoration and/or foreclosure will increase the proceeds of liquidation of the Mortgage Loan to Holders of Certificates of one or more Classes after reimbursement to itself for such expenses or charges and
(ii) that such expenses or charges will be recoverable to it through Liquidation Proceeds, Insurance Proceeds, or REO Proceeds (respecting which it shall have priority for purposes of withdrawals from the Custodial Account pursuant to
Section 3.10, whether or not such expenses and charges are actually recoverable from related Liquidation Proceeds, Insurance Proceeds or REO Proceeds). In the event of such a determination by the Master Servicer pursuant to this Section 3.14(a), the Master Servicer shall be entitled to reimbursement of such amounts pursuant to Section 3.10.

        In addition to the foregoing, the Master Servicer shall use its best reasonable efforts to realize upon any Additional Collateral for such of the Additional Collateral Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 3.07; provided that the Master Servicer shall not, on behalf of the Trustee, obtain title to any such Additional Collateral as a result of or in lieu of the disposition thereof or otherwise; and provided further that (i) the Master Servicer shall not proceed with respect to such Additional Collateral in any manner that would impair the ability to recover against the related Mortgaged Property, and (ii) the Master Servicer shall proceed with any REO Acquisition in a manner that preserves the ability to apply the proceeds of such Additional Collateral against amounts owed under the defaulted Mortgage Loan. Any proceeds realized from such Additional Collateral (other than amounts to be released to the Mortgagor or the related guarantor in accordance with procedures that the Master Servicer would follow in servicing loans held for its own account, subject to the terms and conditions of the related Mortgage and Mortgage Note and to the terms and conditions of any security agreement, guarantee agreement, mortgage or other agreement governing the disposition of the proceeds of such Additional Collateral) shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 3.10. Any other payment received by the Master Servicer in respect of such Additional Collateral shall be deposited in the Custodial Account subject to withdrawal pursuant to Section 3.10.

        For so long as the  Master  Servicer  is the Master  Servicer  under the
Credit  Support  Pledge  Agreement,   the  Master  Servicer  shall  perform  its
obligations under the Credit Support Pledge

Agreement in accordance with such Agreement and in a manner that is in the best interests of the Certificateholders. Further, the Master Servicer shall use its best reasonable efforts to realize upon any Pledged Assets for such of the Pledged Asset Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 3.07; provided that the Master Servicer shall not, on behalf of the Trustee, obtain title to any such Pledged Assets as a result of or in lieu of the disposition thereof or otherwise; and provided further that (i) the Master Servicer shall not proceed with respect to such Pledged Assets in any manner that would impair the ability to recover against the related Mortgaged Property, and (ii) the Master Servicer shall proceed with any REO Acquisition in a manner that preserves the ability to apply the proceeds of such Pledged Assets against amounts owed under the defaulted Mortgage Loan. Any proceeds realized from such Pledged Assets (other than amounts to be released to the Mortgagor or the related guarantor in accordance with procedures that the Master Servicer would follow in servicing loans held for its own account, subject to the terms and conditions of the related Mortgage and Mortgage Note and to the terms and conditions of any security agreement, guarantee agreement, mortgage or other agreement governing the disposition of the proceeds of such Pledged Assets) shall be deposited in the Custodial Account, subject to withdrawal pursuant to
Section 3.10. Any other payment received by the Master Servicer in respect of such Pledged Assets shall be deposited in the Custodial Account subject to withdrawal pursuant to Section 3.10.

        Concurrently with the foregoing, the Master Servicer may pursue any remedies that may be available in connection with a breach of a representation and warranty with respect to any such Mortgage Loan in accordance with Sections
2.03 and 2.04. However, the Master Servicer is not required to continue to pursue both foreclosure (or similar remedies) with respect to the Mortgage Loans and remedies in connection with a breach of a representation and warranty if the Master Servicer determines in its reasonable discretion that one such remedy is more likely to result in a greater recovery as to the Mortgage Loan. Upon the occurrence of a Cash Liquidation or REO Disposition, following the deposit in the Custodial Account of all Insurance Proceeds, Liquidation Proceeds and other payments and recoveries referred to in the definition of "Cash Liquidation" or "REO Disposition," as applicable, upon receipt by the Trustee of written notification of such deposit signed by a Servicing Officer, the Trustee or any Custodian, as the case may be, shall release to the Master Servicer the related Mortgage File and the Trustee shall execute and deliver such instruments of transfer or assignment prepared by the Master Servicer, in each case without recourse, as shall be necessary to vest in the Master Servicer or its designee, as the case may be, the related Mortgage Loan, and thereafter such Mortgage Loan shall not be part of the Trust Fund. Notwithstanding the foregoing or any other provision of this Agreement, in the Master Servicer's sole discretion with respect to any defaulted Mortgage Loan or REO Property as to either of the following provisions, (i) a Cash Liquidation or REO Disposition may be deemed to have occurred if substantially all amounts expected by the Master Servicer to be received in connection with the related defaulted Mortgage Loan or REO Property have been received, and (ii) for purposes of determining the amount of any Liquidation Proceeds, Insurance Proceeds, REO Proceeds or any other unscheduled collections or the amount of any Realized Loss, the Master Servicer may take into account minimal amounts of additional receipts expected to be received or any estimated additional liquidation expenses expected to be incurred in connection with the related defaulted Mortgage Loan or REO Property.

        (b) If title to any Mortgaged Property is acquired by the Trust Fund as an REO Property by foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be issued to the Trustee or to its nominee on behalf of Certificateholders. Notwithstanding any such acquisition of title and cancellation of the related Mortgage Loan, such REO Property shall (except as otherwise expressly provided herein) be considered to be an Outstanding Mortgage Loan held in the Trust Fund until such time as the REO Property shall be sold. Consistent with the foregoing for purposes of all calculations hereunder so long as such REO Property shall be considered to be an Outstanding Mortgage Loan it shall be assumed that, notwithstanding that the indebtedness evidenced by the related Mortgage Note shall have been discharged, such Mortgage Note and the related amortization schedule in effect at the time of any such acquisition of title (after giving effect to any previous Curtailments and before any adjustment thereto by reason of any bankruptcy or similar proceeding or any moratorium or similar waiver or grace period) remain in effect.

        (c) If the Trust Fund acquires any REO Property as aforesaid or otherwise in connection with a default or imminent default on a Mortgage Loan, the Master Servicer on behalf of the Trust Fund shall dispose of such REO Property as soon as practicable, giving due consideration to the interests of the Certificateholders, but in all cases within three full years after the taxable year of its acquisition by the Trust Fund for purposes of Section 860G(a)(8) of the Code (or such shorter period as may be necessary under applicable state (including any state in which such property is located) law to maintain the status of any portion of any REMIC formed under the Series Supplement as a REMIC under applicable state law and avoid taxes resulting from such property failing to be foreclosure property under applicable state law) or, at the expense of the Trust Fund, request, more than 60 days before the day on which such grace period would otherwise expire, an extension of such grace period unless the Master Servicer (subject to Section 10.01(f)) obtains for the Trustee an Opinion of Counsel, addressed to the Trustee and the Master Servicer, to the effect that the holding by the Trust Fund of such REO Property subsequent to such period will not result in the imposition of taxes on "prohibited transactions" as defined in Section 860F of the Code or cause any REMIC formed under the Series Supplement to fail to qualify as a REMIC (for federal (or any applicable State or local) income tax purposes) at any time that any Certificates are outstanding, in which case the Trust Fund may continue to hold such REO Property (subject to any conditions contained in such Opinion of Counsel). The Master Servicer shall be entitled to be reimbursed from the Custodial Account for any costs incurred in obtaining such Opinion of Counsel, as provided in Section 3.10. Notwithstanding any other provision of this Agreement, no REO Property acquired by the Trust Fund shall be rented (or allowed to continue to be rented) or otherwise used by or on behalf of the Trust Fund in such a manner or pursuant to any terms that would (i) cause such REO Property to fail to qualify as "foreclosure property" within the meaning of
Section 860G(a)(8) of the Code or (ii) subject the Trust Fund to the imposition of any federal income taxes on the income earned from such REO Property, including any taxes imposed by reason of Section 860G(c) of the Code, unless the Master Servicer has agreed to indemnify and hold harmless the Trust Fund with respect to the imposition of any such taxes.

        (d) The proceeds of any Cash Liquidation, REO Disposition or purchase or repurchase of any Mortgage Loan pursuant to the terms of this Agreement, as well as any recovery resulting from a collection of Liquidation Proceeds, Insurance Proceeds or REO Proceeds, will be applied in the following order of priority: first, to reimburse the Master Servicer or the related Subservicer in accordance with Section 3.10(a)(ii); second, to the Certificateholders to the extent of accrued and unpaid interest on the Mortgage Loan, and any related REO Imputed Interest, at the Net Mortgage Rate (or the Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) to the Due Date prior to the Distribution Date on which such amounts are to be distributed; third, to the Certificateholders as a recovery of principal on the Mortgage Loan (or REO Property)(provided that, if such recovery is of an amount previously allocated to one or more Classes of Certificates as a Realized Loss, such recovery shall be allocated among such Classes in the same proportions as the allocation of such Realized Losses and, if any such Class of Certificates to which such Realized Loss was allocated is no longer outstanding, such subsequent recovery shall be distributed to the persons who were the Holders of such Class of Certificates when it was retired); fourth, to all Servicing Fees and Subservicing Fees payable therefrom (and the Master Servicer and the Subservicer shall have no claims for any deficiencies with respect to such fees which result from the foregoing allocation); and fifth, to Foreclosure Profits.

        (e) In the event of a default on a Mortgage Loan one or more of whose obligors is not a United States Person, in connection with any foreclosure or acquisition of a deed in lieu of foreclosure (together, "foreclosure") in respect of such Mortgage Loan, the Master Servicer will cause compliance with the provisions of Treasury Regulation Section 1.1445-2(d)(3) (or any successor thereto) necessary to assure that no withholding tax obligation arises with respect to the proceeds of such foreclosure except to the extent, if any, that proceeds of such foreclosure are required to be remitted to the obligors on such Mortgage Loan.

        Section 3.15  Trustee to Cooperate; Release of Mortgage Files.

        (a) Upon becoming aware of the payment in full of any Mortgage Loan, or upon the receipt by the Master Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Master Servicer will immediately notify the Trustee (if it holds the related Mortgage File) or the Custodian by a certification of a Servicing Officer (which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Custodial Account pursuant to Section 3.07 have been or will be so deposited), substantially in one of the forms attached hereto as Exhibit F, or, in the case of the Custodian, an electronic request in a form acceptable to the Custodian, requesting delivery to it of the Mortgage File. Within two Business Days of receipt of such certification and request, the Trustee shall release, or cause the Custodian to release, the related Mortgage File to the Master
Servicer. The Master Servicer is authorized to execute and deliver to the Mortgagor the request for reconveyance, deed of reconveyance or release or satisfaction of mortgage or such instrument releasing the lien of the Mortgage, together with the Mortgage Note with, as appropriate, written evidence of cancellation thereon and to cause the removal from the registration on the MERS(R) System of such Mortgage and to execute and deliver, on behalf of the Trustee and the Certificateholders or any of them, any and all instruments of satisfaction or cancellation or of partial or full release. No expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Custodial Account or the Certificate Account.

        (b) From time to time as is appropriate for the servicing or foreclosure of any Mortgage Loan, the Master Servicer shall deliver to the Custodian, with a copy to the Trustee, a certificate of a Servicing Officer substantially in one of the forms attached as Exhibit F hereto, or, in the case of the Custodian, an electronic request in a form acceptable to the Custodian, requesting that possession of all, or any document constituting part of, the Mortgage File be released to the Master Servicer and certifying as to the reason for such release and that such release will not invalidate any insurance coverage provided in respect of the Mortgage Loan under any Required Insurance Policy. Upon receipt of the foregoing, the Trustee shall deliver, or cause the Custodian to deliver, the Mortgage File or any document therein to the Master Servicer. The Master
Servicer shall cause each Mortgage File or any document therein so released to be returned to the Trustee, or the Custodian as agent for the Trustee when the need therefor by the Master Servicer no longer exists, unless (i) the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Custodial Account or (ii) the Mortgage File or such document has been delivered directly or through a Subservicer to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Master Servicer has delivered directly or through a Subservicer to the Trustee a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Mortgage File or such document was delivered and the purpose or purposes of such delivery. In the event of the liquidation of a Mortgage Loan, the Trustee shall deliver the Request for Release with respect thereto to the Master Servicer upon deposit of the related Liquidation Proceeds in the Custodial Account.

        (c) The Trustee or the Master Servicer on the Trustee's behalf shall execute and deliver to the Master Servicer, if necessary, any court pleadings, requests for trustee's sale or other documents necessary to the foreclosure or trustee's sale in respect of a Mortgaged Property or to any legal action brought to obtain judgment against any Mortgagor on the Mortgage Note or Mortgage or to obtain a deficiency judgment, or to enforce any other remedies or rights provided by the Mortgage Note or Mortgage or otherwise available at law or in equity. Together with such documents or pleadings (if signed by the Trustee), the Master Servicer shall deliver to the Trustee a certificate of a Servicing Officer requesting that such pleadings or documents be executed by the Trustee and certifying as to the reason such documents or pleadings are required and that the execution and delivery thereof by the Trustee will not invalidate any insurance coverage under any Required Insurance Policy or invalidate or otherwise affect the lien of the Mortgage, except for the termination of such a lien upon completion of the foreclosure or trustee's sale.

        Section 3.16  Servicing and Other Compensation; Compensating Interest.

        (a) The Master Servicer, as compensation for its activities hereunder, shall be entitled to receive on each Distribution Date the amounts provided for by clauses (iii), (iv), (v) and (vi) of Section 3.10(a), subject to clause (e) below. The amount of servicing compensation provided for in such clauses shall be accounted for on a Mortgage Loan-by-Mortgage Loan basis. In the event that Liquidation Proceeds, Insurance Proceeds and REO Proceeds (net of amounts reimbursable therefrom pursuant to Section 3.10(a)(ii)) in respect of a Cash Liquidation or REO Disposition exceed the unpaid principal balance of such Mortgage Loan plus unpaid interest accrued thereon (including REO Imputed Interest) at a per annum rate equal to the related Net Mortgage Rate (or the Modified Net Mortgage Rate in the case of a Modified Mortgage Loan), the Master Servicer shall be entitled to retain therefrom and to pay to itself and/or the related Subservicer, any Foreclosure Profits and any Servicing Fee or Subservicing Fee considered to be accrued but unpaid.

        (b) Additional servicing compensation in the form of prepayment charges, assumption fees, late payment charges, investment income on amounts in the Custodial Account or the Certificate Account or otherwise shall be retained by the Master Servicer or the Subservicer to the extent provided herein, subject to clause (e) below.

        (c) The Master Servicer shall be required to pay, or cause to be paid, all expenses incurred by it in connection with its servicing activities hereunder (including payment of premiums for the Primary Insurance Policies, if any, to the extent such premiums are not required to be paid by the related Mortgagors, and the fees and expenses of the Trustee and any Custodian) and shall not be entitled to reimbursement therefor except as specifically provided in Sections 3.10 and 3.14.

        (d) The Master Servicer's right to receive servicing compensation may not be transferred in whole or in part except in connection with the transfer of all of its responsibilities and obligations of the Master Servicer under this Agreement.

        (e) Notwithstanding any other provision herein, the amount of servicing compensation that the Master Servicer shall be entitled to receive for its activities hereunder for the period ending on each Distribution Date shall be reduced (but not below zero) by an amount equal to Compensating Interest (if any) for such Distribution Date. Such reduction shall be applied during such period as follows: first, to any Servicing Fee or Subservicing Fee to which the Master Servicer is entitled pursuant to Section 3.10(a)(iii) and second, to any income or gain realized from any investment of funds held in the Custodial
Account or the Certificate Account to which the Master Servicer is entitled pursuant to Sections 3.07(c) or 4.01(b), respectively. In making such reduction, the Master Servicer (i) will not withdraw from the Custodial Account any such amount representing all or a portion of the Servicing Fee to which it is entitled pursuant to Section 3.10(a)(iii) and (ii) will not withdraw from the Custodial Account or Certificate Account any such amount to which it is entitled pursuant to Section 3.07(c) or 4.01(b).

        Section 3.17 Reports to the Trustee and the Company.

        Not later than fifteen days after each Distribution Date, the Master Servicer shall forward to the Trustee and the Company a statement, certified by a Servicing Officer, setting forth the status of the Custodial Account as of the close of business on such Distribution Date as it relates to the Mortgage Loans and showing, for the period covered by such statement, the aggregate of deposits in or withdrawals from the Custodial Account in respect of the Mortgage Loans for each category of deposit specified in Section 3.07 and each category of withdrawal specified in Section 3.10.

        Section 3.18  Annual Statement as to Compliance.

        The Master Servicer will deliver to the Company, the Trustee and any Certificate Insurer on or before March 31 of each year, beginning with the first March 31 that occurs at least six months after the Cut-off Date, an Officers' Certificate stating, as to each signer thereof, that (i) a review of the activities of the Master Servicer during the preceding calendar year related to its servicing of mortgage loans and its performance under pooling and servicing agreements, including this Agreement, has been made under such officers' supervision, (ii) to the best of such officers' knowledge, based on such review, the Master Servicer has complied in all material respects with the minimum servicing standards set forth in the Uniform Single Attestation Program for Mortgage Bankers and has fulfilled all of its material obligations relating to this Agreement in all material respects throughout such year, or, if there has been material noncompliance with such servicing standards or a default in the fulfillment in all material respects of any such obligation relating to this Agreement, such statement shall include a description of such noncompliance or specify each such default, as the case may be, known to such officer and the nature and status thereof and (iii) to the best of such officers' knowledge, each Subservicer has complied in all material respects with the minimum servicing standards set forth in the Uniform Single Attestation Program for Mortgage Bankers and has fulfilled all of its material obligations under its Subservicing Agreement in all material respects throughout such year, or, if there has been material noncompliance with such servicing standards or a material default in the fulfillment of such obligations relating to this Agreement, such statement shall include a description of such noncompliance or specify each such default, as the case may be, known to such officer and the nature and status thereof.

        Section 3.19  Annual Independent Public Accountants' Servicing Report.

        On or before March 31 of each year, beginning with the first March 31 that occurs at least six months after the Cut-off Date, the Master Servicer at its expense shall cause a firm of independent public accountants, which shall be members of the American Institute of Certified Public Accountants, to furnish a report to the Company and the Trustee stating its opinion that, on the basis of an examination conducted by such firm substantially in accordance with standards established by the American Institute of Certified Public Accountants, the assertions made pursuant to Section 3.18 regarding compliance with the minimum servicing standards set forth in the Uniform Single Attestation Program for Mortgage Bankers during the preceding calendar year are fairly stated in all material respects, subject to such exceptions and other qualifications that, in the opinion of such firm, such accounting standards require it to report. In rendering such statement, such firm may rely, as to matters relating to the direct servicing of mortgage loans by Subservicers, upon comparable statements for examinations conducted by independent public accountants substantially in accordance with standards established by the American Institute of Certified Public Accountants (rendered within one year of such statement) with respect to such Subservicers.

        Section 3.20 Rights of the Company in Respect of the Master Servicer.

        The Master Servicer shall afford the Company, upon reasonable notice, during normal business hours access to all records maintained by the Master Servicer in respect of its rights and obligations hereunder and access to officers of the Master Servicer responsible for such obligations. Upon request, the Master Servicer shall furnish the Company with its most recent financial statements and such other information as the Master Servicer possesses regarding its business, affairs, property and condition, financial or otherwise. The Master Servicer shall also cooperate with all reasonable requests for information including, but not limited to, notices, tapes and copies of files, regarding itself, the Mortgage Loans or the Certificates from any Person or Persons identified by the Company or Residential Funding. The Company may, but is not obligated to, enforce the obligations of the Master Servicer hereunder and may, but is not obligated to, perform, or cause a designee to perform, any defaulted obligation of the Master Servicer hereunder or exercise the rights of the Master Servicer hereunder; provided that the Master Servicer shall not be relieved of any of its obligations hereunder by virtue of such performance by the Company or its designee. The

Company shall not have any responsibility or liability for any action or failure to act by the Master Servicer and is not obligated to supervise the performance of the Master Servicer under this Agreement or otherwise.

        Section 3.21  Administration of Buydown Funds.

        (a) With respect to any Buydown Mortgage Loan, the Subservicer has deposited Buydown Funds in an account that satisfies the requirements for a Subservicing Account (the "Buydown Account"). The Master Servicer shall cause the Subservicing Agreement to require that upon receipt from the Mortgagor of the amount due on a Due Date for each Buydown Mortgage Loan, the Subservicer will withdraw from the Buydown Account the predetermined amount that, when added to the amount due on such date from the Mortgagor, equals the full Monthly
Payment and transmit that amount in accordance with the terms of the Subservicing Agreement to the Master Servicer together with the related payment made by the Mortgagor or advanced by the Subservicer.

        (b) If the Mortgagor on a Buydown Mortgage Loan prepays such loan in its entirety during the period (the "Buydown Period") when Buydown Funds are required to be applied to such Buydown Mortgage Loan, the Subservicer shall be required to withdraw from the Buydown Account and remit any Buydown Funds remaining in the Buydown Account in accordance with the related buydown agreement. The amount of Buydown Funds which may be remitted in accordance with the related buydown agreement may reduce the amount required to be paid by the Mortgagor to fully prepay the related Mortgage Loan. If the Mortgagor on a Buydown Mortgage Loan defaults on such Mortgage Loan during the Buydown Period and the property securing such Buydown Mortgage Loan is sold in the liquidation thereof (either by the Master Servicer or the insurer under any related Primary Insurance Policy), the Subservicer shall be required to withdraw from the Buydown Account the Buydown Funds for such Buydown Mortgage Loan still held in the Buydown Account and remit the same to the Master Servicer in accordance with the terms of the Subservicing Agreement for deposit in the Custodial Account or, if instructed by the Master Servicer, pay to the insurer under any related Primary Insurance Policy if the Mortgaged Property is transferred to such insurer and such insurer pays all of the loss incurred in respect of such default. Any amount so remitted pursuant to the preceding sentence will be deemed to reduce the amount owed on the Mortgage Loan.

                                          ARTICLE IV

                                PAYMENTS TO CERTIFICATEHOLDERS

        Section 4.01  Certificate Account.

        (a) The Master Servicer on behalf of the Trustee shall establish and maintain a Certificate Account in which the Master Servicer shall cause to be deposited on behalf of the Trustee on or before 2:00 P.M. New York time on each Certificate Account Deposit Date by wire transfer of immediately available funds an amount equal to the sum of (i) any Advance for the immediately succeeding Distribution Date, (ii) any amount required to be deposited in the Certificate Account pursuant to Section 3.12(a), (iii) any amount required to be deposited in the Certificate Account pursuant to Section 3.16(e) or Section 4.07, (iv) any amount required to be paid pursuant to Section

9.01 and (v) all other amounts constituting the Available Distribution Amount for the immediately succeeding Distribution Date.

        (b) The Trustee shall, upon written request from the Master Servicer, invest or cause the institution maintaining the Certificate Account to invest the funds in the Certificate Account in Permitted Investments designated in the name of the Trustee for the benefit of the Certificateholders, which shall mature or be payable on demand not later than the Business Day next preceding the Distribution Date next following the date of such investment (except that
(i) any investment in the institution with which the Certificate Account is maintained may mature or be payable on demand on such Distribution Date and (ii) any other investment may mature or be payable on demand on such Distribution Date if the Trustee shall advance funds on such Distribution Date to the
Certificate Account in the amount payable on such investment on such Distribution Date, pending receipt thereof to the extent necessary to make distributions on the Certificates) and shall not be sold or disposed of prior to maturity. Subject to Section 3.16(e), all income and gain realized from any such investment shall be for the benefit of the Master Servicer and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of any such investments shall be deposited in the Certificate Account by the Master Servicer out of its own funds immediately as realized without any right of reimbursement.

        Section 4.02  Distributions.

        As provided in Section 4.02 of the Series Supplement.

        Section 4.03  Statements to Certificateholders.

        (a) Concurrently with each distribution charged to the Certificate Account and with respect to each Distribution Date the Master Servicer shall forward to the Trustee and the Trustee shall either forward by mail or make available to each Holder and the Company, via the Trustee's internet website, a statement (and at its option, any additional files containing the same information in an alternative format) setting forth information as to each Class of Certificates, the Mortgage Pool and, if the Mortgage Pool is comprised of two or more Loan Groups, each Loan Group, to the extent applicable. This statement will include the information set forth in an exhibit to the Series Supplement. Such exhibit shall set forth the Trustee's internet website address together with a phone number. The Trustee shall mail to each Holder that requests a paper copy by telephone a paper copy via first class mail. The Trustee may modify the distribution procedures set forth in this Section provided that such procedures are no less convenient for the Certificateholders. The Trustee shall provide prior notification to the Company, the Master Servicer and the Certificateholders regarding any such modification. In addition, the Master Servicer shall provide to any manager of a trust fund consisting of some or all of the Certificates, upon reasonable request, such additional information as is reasonably obtainable by the Master Servicer at no additional expense to the Master Servicer.

        (b) Within a reasonable period of time after the end of each calendar year, the Master Servicer shall prepare, or cause to be prepared, and shall forward, or cause to be forwarded, to each Person who at any time during the calendar year was the Holder of a Certificate, other than a Class R Certificate, a statement containing the information set forth in clauses (i) and (ii) of the exhibit to the Series Supplement referred to in subsection (a) above aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Master Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Master Servicer pursuant to any requirements of the Code.

        (c) Within a reasonable period of time after the end of each calendar year, the Master Servicer shall prepare, or cause to be prepared, and shall forward, or cause to be forwarded, to each Person who at any time during the calendar year was the Holder of a Class R Certificate, a statement containing the applicable distribution information provided pursuant to this Section 4.03 aggregated for such calendar year or applicable portion thereof during which such Person was the Holder of a Class R Certificate. Such obligation of the Master Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Master Servicer pursuant to any requirements of the Code.

        (d)  Upon the  written  request  of any  Certificateholder,  the  Master
Servicer, as soon as reasonably practicable, shall provide the requesting Certificateholder with such information as is necessary and appropriate, in the Master Servicer's sole discretion, for purposes of satisfying applicable reporting requirements under Rule 144A.

        Section 4.04 Distribution of Reports to the Trustee and the Company; Advances by the Master Servicer.

        (a) Prior to the close of business on the Determination Date, the Master Servicer shall furnish a written statement to the Trustee, any Certificate Insurer, any Paying Agent and the Company (the information in such statement to be made available to Certificateholders by the Master Servicer on request) setting forth (i) the Available Distribution Amount and (ii) the amounts required to be withdrawn from the Custodial Account and deposited into the Certificate Account on the immediately succeeding Certificate Account Deposit Date pursuant to clause (iii) of Section 4.01(a). The determination by the Master Servicer of such amounts shall, in the absence of obvious error, be presumptively deemed to be correct for all purposes hereunder and the Trustee shall be protected in relying upon the same without any independent check or verification.

        (b) On or before 2:00 P.M. New York time on each Certificate Account Deposit Date, the Master Servicer shall either (i) deposit in the Certificate Account from its own funds, or funds received therefor from the Subservicers, an amount equal to the Advances to be made by the Master Servicer in respect of the related Distribution Date, which shall be in an aggregate amount equal to the aggregate amount of Monthly Payments (with each interest portion thereof adjusted to the Net Mortgage Rate), less the amount of any related Servicing Modifications, Debt Service Reductions or reductions in the amount of interest collectable from the Mortgagor pursuant to the Soldiers' and Sailors' Civil Relief Act of 1940, as amended, or similar legislation or regulations then in effect, on the Outstanding Mortgage Loans as of the related Due Date, which Monthly Payments were delinquent as of the close of business as of the related Determination Date; provided that no Advance shall be made if it would be a Nonrecoverable Advance, (ii) withdraw from amounts on deposit in the Custodial Account and deposit in the Certificate Account all or a portion of the Amount Held for Future Distribution in discharge of any such Advance, or (iii) make advances in the form of any combination of (i) and (ii) aggregating the amount of such Advance. Any portion of the Amount Held for Future Distribution so used shall be replaced by the Master Servicer by deposit in the

Certificate  Account  on or  before  11:00  A.M.  New  York  time on any  future
Certificate Account Deposit Date to the extent that funds attributable to the Mortgage Loans that are available in the Custodial Account for deposit in the Certificate Account on such Certificate Account Deposit Date shall be less than payments to Certificateholders required to be made on the following Distribution Date. The Master Servicer shall be entitled to use any Advance made by a Subservicer as described in Section 3.07(b) that has been deposited in the Custodial Account on or before such Distribution Date as part of the Advance made by the Master Servicer pursuant to this Section 4.04. The amount of any reimbursement pursuant to Section 4.02(a) in respect of outstanding Advances on any Distribution Date shall be allocated to specific Monthly Payments due but delinquent for previous Due Periods, which allocation shall be made, to the extent practicable, to Monthly Payments which have been delinquent for the longest period of time. Such allocations shall be conclusive for purposes of reimbursement to the Master Servicer from recoveries on related Mortgage Loans pursuant to Section 3.10.

        The determination by the Master Servicer that it has made a Nonrecoverable Advance or that any proposed Advance, if made, would constitute a Nonrecoverable Advance, shall be evidenced by an Officers' Certificate of the Master Servicer delivered to the Company and the Trustee.

        If the Master Servicer determines as of the Business Day preceding any Certificate Account Deposit Date that it will be unable to deposit in the Certificate Account an amount equal to the Advance required to be made for the immediately succeeding Distribution Date, it shall give notice to the Trustee of its inability to advance (such notice may be given by telecopy), not later than 3:00 P.M., New York time, on such Business Day, specifying the portion of such amount that it will be unable to deposit. Not later than 3:00 P.M., New York time, on the Certificate Account Deposit Date the Trustee shall, unless by 12:00 Noon, New York time, on such day the Trustee shall have been notified in writing (by telecopy) that the Master Servicer shall have directly or indirectly deposited in the Certificate Account such portion of the amount of the Advance as to which the Master Servicer shall have given notice pursuant to the preceding sentence, pursuant to Section 7.01, (a) terminate all of the rights and obligations of the Master Servicer under this Agreement in accordance with
Section 7.01 and (b) assume the rights and obligations of the Master Servicer hereunder, including the obligation to deposit in the Certificate Account an amount equal to the Advance for the immediately succeeding Distribution Date.

        The Trustee shall deposit all funds it receives pursuant to this Section
4.04 into the Certificate Account.

        Section 4.05  Allocation of Realized Losses.

        As provided in Section 4.05 of the Series Supplement.

          Section 4.06 Reports of Foreclosures and Abandonment of Mortgaged Property.

        The Master Servicer or the Subservicers shall file information returns with respect to the receipt of mortgage interests received in a trade or business, the reports of foreclosures and abandonments of any Mortgaged Property and the information returns relating to cancellation of indebtedness income with respect to any Mortgaged Property required by Sections 6050H, 6050J and

6050P, respectively, of the Code, and deliver to the Trustee an Officers' Certificate on or before March 31 of each year stating that such reports have been filed. Such reports shall be in form and substance sufficient to meet the reporting requirements imposed by Sections 6050H, 6050J and 6050P of the Code.

        Section 4.07  Optional Purchase of Defaulted Mortgage Loans.

        As to any Mortgage Loan which is delinquent in payment by 90 days or more, the Master Servicer may, at its option, purchase such Mortgage Loan from the Trustee at the Purchase Price therefor. If at any time the Master Servicer makes a payment to the Certificate Account covering the amount of the Purchase Price for such a Mortgage Loan, and the Master Servicer provides to the Trustee a certification signed by a Servicing Officer stating that the amount of such payment has been deposited in the Certificate Account, then the Trustee shall execute the assignment of such Mortgage Loan at the request of the Master Servicer without recourse to the Master Servicer, which shall succeed to all the Trustee's right, title and interest in and to such Mortgage Loan, and all security and documents relative thereto. Such assignment shall be an assignment outright and not for security. The Master Servicer will thereupon own such Mortgage, and all such security and documents, free of any further obligation to the Trustee or the Certificateholders with respect thereto.

        If, however the Master Servicer shall have exercised its right to repurchase a Mortgage Loan pursuant to this Section 4.07 upon the written request of and with funds provided by the Junior Certificateholder and thereupon transferred such Mortgage Loan to the Junior Certificateholder, the Master Servicer shall so notify the Trustee in writing.

        Section 4.08  Surety Bond.

        (a) If a Required Surety Payment is payable pursuant to the Surety Bond with respect to any Additional Collateral Loan, the Master Servicer shall so notify the Trustee as soon as reasonably practicable and the Trustee shall promptly complete the notice in the form of Attachment 1 to the Surety Bond and shall promptly submit such notice to the Surety as a claim for a Required Surety. The Master Servicer shall upon request assist the Trustee in completing such notice and shall provide any information requested by the Trustee in connection therewith.

        (b) Upon receipt of a Required Surety Payment from the Surety on behalf of the Holders of Certificates, the Trustee shall deposit such Required Surety Payment in the Certificate Account and shall distribute such Required Surety Payment, or the proceeds thereof, in accordance with the provisions of Section 4.02.

        (c) The Trustee shall (i) receive as attorney-in-fact of each Holder of a Certificate any Required Surety Payment from the Surety and (ii) disburse the same to the Holders of such Certificates as set forth in Section 4.02.

                                    ARTICLE V

                                THE CERTIFICATES

        Section 5.01  The Certificates.

        (a) The Senior, Class M, Class B and Class R Certificates shall be substantially in the forms set forth in Exhibits A, B, C and D, respectively, and shall, on original issue, be executed and delivered by the Trustee to the Certificate Registrar for authentication and delivery to or upon the order of the Company upon receipt by the Trustee or one or more Custodians of the documents specified in Section 2.01. The Certificates shall be issuable in the minimum denominations designated in the Preliminary Statement to the Series Supplement.

        The Certificates shall be executed by manual or facsimile signature on behalf of an authorized officer of the Trustee. Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificate or did not hold such offices at the date of such Certificates. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein executed by the Certificate Registrar by manual signature, and such certificate upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

        (b) Except as provided below, registration of Book-Entry Certificates may not be transferred by the Trustee except to another Depository that agrees to hold such Certificates for the respective Certificate Owners with Ownership Interests therein. The Holders of the Book-Entry Certificates shall hold their respective Ownership Interests in and to each of such Certificates through the book-entry facilities of the Depository and, except as provided below, shall not be entitled to Definitive Certificates in respect of such Ownership Interests. All transfers by Certificate Owners of their respective Ownership Interests in the Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owner. Each Depository Participant shall transfer the Ownership
Interests only in the Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

        The Trustee, the Master Servicer and the Company may for all purposes (including the making of payments due on the respective Classes of Book-Entry Certificates) deal with the Depository as the authorized representative of the Certificate Owners with respect to the respective Classes of Book-Entry Certificates for the purposes of exercising the rights of Certificateholders hereunder. The rights of Certificate Owners with respect to the respective Classes of Book-Entry Certificates shall be limited to those established by law and agreements between such Certificate Owners and the Depository Participants and brokerage firms representing such Certificate Owners. Multiple requests and directions from, and votes of, the Depository as Holder of any Class of Book-Entry Certificates with respect to any particular matter shall not be deemed inconsistent if they are made with respect to different Certificate Owners. The Trustee may establish a reasonable record date in connection with solicitations of consents from or voting by Certificateholders and shall give notice to the Depository of such record date.

        If (i)(A) the Company advises the Trustee in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository and (B) the Company is unable to locate a qualified successor or (ii) the Company at its option advises the Trustee in writing that it elects to terminate the book-entry system through the Depository, the Trustee shall notify all Certificate Owners, through the Depository, of the occurrence of any such event and of the availability of Definitive Certificates to Certificate Owners requesting the same. Upon surrender to the Trustee of the Book-Entry Certificates by the Depository, accompanied by registration instructions from the Depository for registration of transfer, the Trustee shall issue the
Definitive Certificates. Neither the Company, the Master Servicer nor the Trustee shall be liable for any actions taken by the Depository or its nominee, including, without limitation, any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates all references herein to obligations imposed upon or to be performed by the Company in connection with the issuance of the Definitive Certificates pursuant to this Section 5.01 shall be deemed to be imposed upon and performed by the Trustee, and the Trustee and the Master Servicer shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

        (c) From time to time Residential Funding, as the initial Holder of the Class A-V Certificates, may exchange such Holder's Class A-V Certificates for Subclasses of Class A-V Certificates to be issued under this Agreement by delivering a "Request for Exchange" substantially in the form attached hereto as Exhibit N executed by an authorized officer, which Subclasses, in the aggregate, will represent the Uncertificated Class A-V REMIC Regular Interests corresponding to the Class A-V Certificates so surrendered for exchange. Any Subclass so issued shall bear a numerical designation commencing with Class A-V-1 and continuing sequentially thereafter, and will evidence ownership of the Uncertificated REMIC Regular Interest or Interests specified in writing by such initial Holder to the Trustee. The Trustee may conclusively, without any independent  verification,  rely on,  and  shall be  protected  in  relying  on,
Residential Funding's determinations of the Uncertificated Class A-V REMIC Regular Interests corresponding to any Subclass, the Initial Notional Amount and the initial Pass-Through Rate on a Subclass as set forth in such Request for Exchange and the Trustee shall have no duty to determine if any Uncertificated Class A-V REMIC Regular Interest designated on a Request for Exchange corresponds to a Subclass which has previously been issued. Each Subclass so issued shall be substantially in the form set forth in Exhibit A and shall, on original issue, be executed and delivered by the Trustee to the Certificate Registrar for authentication and delivery in accordance with Section 5.01(a). Every Certificate presented or surrendered for exchange by the initial Holder shall (if so required by the Trustee or the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer attached to such Certificate and shall be completed to the satisfaction of the Trustee and the Certificate Registrar duly executed by, the initial Holder thereof or his attorney duly authorized in writing. The Certificates of any Subclass of Class A-V Certificates may be transferred in whole, but not in part, in accordance with the provisions of Section 5.02.

        Section 5.02  Registration of Transfer and Exchange of Certificates.

        (a) The Trustee shall cause to be kept at one of the offices or agencies to be appointed by the Trustee in accordance with the provisions of Section 8.12 a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Trustee is initially appointed Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided. The Certificate Registrar, or the Trustee, shall provide the Master Servicer with a certified list of Certificateholders as of each Record Date prior to the related Determination Date.

        (b) Upon surrender for registration of transfer of any Certificate at any office or agency of the Trustee maintained for such purpose pursuant to
Section 8.12 and, in the case of any Class M, Class B or Class R Certificate, upon satisfaction of the conditions set forth below, the Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of a like Class (or Subclass) and aggregate Percentage Interest.

        (c) At the option of the Certificateholders, Certificates may be exchanged for other Certificates of authorized denominations of a like Class (or Subclass) and aggregate Percentage Interest, upon surrender of the Certificates to be exchanged at any such office or agency. Whenever any Certificates are so surrendered for exchange the Trustee shall execute and the Certificate Registrar shall authenticate and deliver the Certificates of such Class which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for transfer or exchange shall (if so required by the Trustee or the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing.

        (d) No transfer, sale, pledge or other disposition of a Class B Certificate shall be made unless such transfer, sale, pledge or other disposition is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that a transfer of a Class B Certificate is to be made either (i)(A) the Trustee shall require a written Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee and the Company that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from said Act and laws or is being made pursuant to said Act and laws, which Opinion of Counsel shall not be an expense of the Trustee, the Company or the Master Servicer (except that, if such transfer is made by the Company or the Master Servicer or any Affiliate thereof, the Company or the Master Servicer shall provide such Opinion of Counsel at their own expense); provided that such Opinion of Counsel will not be required in connection with the initial transfer of any such Certificate by the Company or any Affiliate thereof to the Company or an Affiliate of the Company and (B) the Trustee shall require the transferee to execute a representation letter, substantially in the form of Exhibit H hereto, and the Trustee shall require the transferor to execute a representation letter, substantially in the form of Exhibit I hereto, each acceptable to and in form and substance satisfactory to the Company and the Trustee certifying to the Company and the Trustee the facts surrounding such transfer, which representation letters shall not be an expense of the Trustee, the Company or the Master Servicer;

provided, however, that such representation letters will not be required in connection with any transfer of any such Certificate by the Company or any Affiliate thereof to the Company or an Affiliate of the Company, and the Trustee shall be entitled to conclusively rely upon a representation (which, upon the request of the Trustee, shall be a written representation) from the Company, of the status of such transferee as an Affiliate of the Company or (ii) the prospective transferee of such a Certificate shall be required to provide the Trustee, the Company and the Master Servicer with an investment letter substantially in the form of Exhibit J attached hereto (or such other form as the Company in its sole discretion deems acceptable), which investment letter shall not be an expense of the Trustee, the Company or the Master Servicer, and which investment letter states that, among other things, such transferee (A) is a "qualified institutional buyer" as defined under Rule 144A, acting for its own account or the accounts of other "qualified institutional buyers" as defined under Rule 144A, and (B) is aware that the proposed transferor intends to rely on the exemption from registration requirements under the Securities Act of 1933, as amended, provided by Rule 144A. The Holder of any such Certificate desiring to effect any such transfer, sale, pledge or other disposition shall, and does hereby agree to, indemnify the Trustee, the Company, the Master Servicer and the Certificate Registrar against any liability that may result if the transfer, sale, pledge or other disposition is not so exempt or is not made in accordance with such federal and state laws.

        (e) (i) In the case of any Class B or Class R Certificate presented for registration in the name of any Person, either (A) the Trustee shall require an Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Master Servicer to the effect that the purchase or holding of such Class B or Class R Certificate is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under Section 406 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Code (or comparable provisions of any subsequent enactments), and will not subject the Trustee, the Company or the Master Servicer to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Trustee, the Company or the Master Servicer or (B) the prospective Transferee shall be required to provide the Trustee, the Company and the Master Servicer with a certification to the effect set forth in paragraph six of Exhibit H (with respect to any Class B Certificate) or paragraph fourteen of Exhibit G-1 (with respect to any Class R Certificate), which the Trustee may rely upon without further inquiry or investigation, or such other certifications as the Trustee may deem desirable or necessary in order to establish that such Transferee or the Person in whose name such registration is requested either (a) is not an employee benefit plan or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code, or any Person (including an investment manager, a named fiduciary or a trustee of any such plan) who is using "plan assets" of any such plan to effect such acquisition (each, a "Plan Investor") or (b) in the case of any Class B Certificate, the following conditions are satisfied: (i) such Transferee is an insurance company,
(ii) the source of funds used to purchase or hold such Certificate (or interest therein) is an "insurance company general account" (as defined in U.S. Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60, and
(iii) the conditions set forth in Sections I and III of PTCE 95-60 have been satisfied (each entity that satisfies this clause (b), a "Complying Insurance Company").

                      (ii) Any Transferee of a Class M Certificate will be deemed to have represented by virtue of its purchase or holding of such Certificate (or interest therein) that either (a) such  Transferee is not a Plan Investor,
               (b) it has acquired and is holding such Certificate in reliance on Prohibited Transaction Exemption ("PTE") 94-29, 59 Fed. Reg. 14674 (March 29, 1994), as amended by PTE 97-34, 62 Fed. Reg.
               39021  (July 21,  1997),  and PTE  2000-58,  65 Fed.  Reg.  67765
               (November 13, 2000) (the "RFC Exemption"), and that it understands that there are certain conditions to the availability of the RFC Exemption including that such Certificate must be rated, at the time of purchase, not lower than "BBB-" (or its equivalent) by Standard & Poor's, Fitch or Moody's or (c) such Transferee is a Complying Insurance Company.

                      (iii) (A) If any Class M Certificate (or any interest therein) is acquired or held by any Person that does not satisfy the conditions described in paragraph (ii) above, then the last preceding Transferee that either (i) is not a Plan Investor, (ii) acquired such Certificate in compliance with the RFC Exemption, or (iii) is a Complying Insurance Company shall be restored, to the extent permitted by law, to all rights and obligations as Certificate Owner thereof retroactive to the date of such Transfer of such Class M Certificate. The Trustee shall be under no liability to any Person for making any payments due on such Certificate to such preceding Transferee.

                             (B) Any purported Certificate Owner whose acquisition or holding of any Class M Certificate (or interest therein) was effected in violation of the restrictions in this Section 5.02(e) shall indemnify and hold harmless the Company, the Trustee, the Master Servicer, any Subservicer, and the Trust Fund from and against any and all liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition or holding.

        (f) (i) Each Person who has or who acquires any Ownership Interest in a Class R Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions and to have irrevocably authorized the Trustee or its designee under clause (iii)(A) below to deliver payments to a Person other than such Person and to negotiate the terms of any mandatory sale under clause (iii)(B) below and to execute all instruments of transfer and to do all other things necessary in connection with any such sale. The rights of each Person acquiring any Ownership Interest in a Class R Certificate are expressly subject to the following provisions:

                             (A) Each Person  holding or acquiring any Ownership
                      Interest in a Class R Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

                             (B) In connection with any proposed Transfer of any
                      Ownership Interest in a Class R Certificate, the Trustee shall require delivery to it, and shall not register the Transfer of any Class R Certificate until its receipt of,
                      (I) an affidavit and agreement (a "Transfer Affidavit and Agreement," in the form attached hereto as Exhibit G-1) from the proposed Transferee, in form and substance satisfactory to the Master Servicer, representing and warranting, among other things, that it is a Permitted Transferee, that it is not acquiring its Ownership Interest in the Class R Certificate that is the subject of the proposed Transfer as a nominee, trustee or agent for any Person who is not a Permitted Transferee, that for so long as it retains its Ownership Interest in a Class R Certificate, it will endeavor to remain a
                      Permitted Transferee, and that it has reviewed the provisions of this Section 5.02(f) and agrees to be bound by them, and (II) a certificate, in the form attached hereto as Exhibit G-2, from the Holder wishing to transfer the Class R Certificate, in form and substance satisfactory to the Master Servicer, representing and warranting, among other things, that no purpose of the proposed Transfer is to impede the assessment or collection of tax.

                             (C) Notwithstanding the delivery of a Transfer Affidavit and Agreement by a proposed Transferee under clause (B) above, if a Responsible Officer of the Trustee who is assigned to this Agreement has actual knowledge that the proposed Transferee is not a Permitted Transferee, no Transfer of an Ownership Interest in a Class R Certificate to such proposed Transferee shall be effected.

                             (D) Each Person  holding or acquiring any Ownership
                      Interest in a Class R Certificate shall agree (x) to require a Transfer Affidavit and Agreement from any other Person to whom such Person attempts to transfer its Ownership Interest in a Class R Certificate and (y) not to transfer its Ownership Interest unless it provides a certificate to the Trustee in the form attached hereto as Exhibit G-2.

                             (E) Each Person  holding or  acquiring an Ownership
                      Interest in a Class R Certificate, by purchasing an Ownership Interest in such Certificate, agrees to give the Trustee written notice that it is a "pass-through interest holder" within the meaning of Temporary Treasury Regulations Section 1.67-3T(a)(2)(i)(A) immediately upon acquiring an Ownership Interest in a Class R Certificate, if it is, or is holding an Ownership Interest in a Class R Certificate on behalf of, a "pass-through interest holder."

                      (ii) The Trustee will register the Transfer of any Class R
               Certificate only if it shall have received the Transfer Affidavit and Agreement, a certificate of the Holder requesting such transfer in the form attached hereto as Exhibit G-2 and all of such other documents as shall have been reasonably required by the Trustee as a condition to such registration. Transfers of the Class R Certificates to Non-United States Persons and Disqualified Organizations (as defined in Section 860E(e)(5) of the Code) are prohibited.

                      (iii) (A) If any Disqualified  Organization shall become a holder of a Class R Certificate, then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. If a Non-United States Person shall become a holder of a Class R Certificate, then the last preceding United States Person shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. If a transfer of a Class R Certificate is disregarded pursuant to the provisions of Treasury Regulations Section 1.860E-1 or
               Section 1.860G-3, then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. The Trustee shall be under no liability to any Person for any registration of Transfer of a Class R Certificate that is in fact not permitted by this Section 5.02(f) or for making any payments due on such Certificate to the holder thereof or for taking any other action with respect to such holder under the provisions of this Agreement.

                             (B) If any  purported  Transferee  shall  become  a
                      Holder  of a  Class  R  Certificate  in  violation  of the restrictions in this Section 5.02(f) and to the extent that the retroactive restoration of the rights of the Holder of such Class R Certificate as described in clause
                      (iii)(A) above shall be invalid, illegal or unenforceable, then the Master Servicer shall have the right, without notice to the holder or any prior holder of such Class R Certificate, to sell such Class R Certificate to a purchaser selected by the Master Servicer on such terms as the Master Servicer may choose. Such purported Transferee shall promptly endorse and deliver each Class R Certificate in accordance with the instructions of the Master Servicer. Such purchaser may be the Master Servicer itself or any Affiliate of the Master Servicer. The proceeds of such sale, net of the commissions (which may include commissions payable to the Master Servicer or its Affiliates), expenses and taxes due, if any, will be remitted by the Master Servicer to such purported Transferee. The terms and conditions of any sale under this clause (iii)(B) shall be determined in the sole discretion of the Master Servicer, and the Master Servicer shall not be liable to any Person having an Ownership Interest in a Class R Certificate as a result of its exercise of such discretion.

                      (iv) The Master Servicer, on behalf of the Trustee,  shall make available, upon written request from the Trustee, all information necessary to compute any tax imposed (A) as a result of the Transfer of an Ownership Interest in a Class R Certificate to any Person who is a Disqualified Organization, including the information regarding "excess inclusions" of such Class R Certificates required to be provided to the Internal Revenue Service and certain Persons as described in Treasury Regulations Sections 1.860D-1(b)(5) and 1.860E-2(a)(5), and (B) as a result of any regulated investment company, real estate investment trust, common trust fund, partnership, trust, estate or organization described in Section 1381 of the Code that holds an Ownership Interest in a Class R Certificate having as among its record holders at any time any Person who is a Disqualified Organization. Reasonable compensation for providing such information may be required by the Master Servicer from such Person.

                      (v) The provisions of this Section 5.02(f) set forth prior to this clause (v) may be modified, added to or eliminated, provided that there shall have been delivered to the Trustee the following:

                             (A) written notification from each Rating Agency to
                      the effect that the modification, addition to or elimination of such provisions will not cause such Rating Agency to downgrade its then-current ratings, if any, of any Class of the Senior, Class M or Class B Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency; and

                             (B) subject to Section 10.01(f), an Officers' Certificate of the Master Servicer stating that the Master Servicer has received an Opinion of Counsel, in form and substance satisfactory to the Master Servicer, to the effect that such modification, addition to or absence of such provisions will not cause any portion of any REMIC formed under the Series Supplement to cease to qualify as a REMIC and will not cause (x) any portion of any REMIC formed under the Series Supplement to be subject to an entity-level tax caused by the Transfer of any Class R Certificate to a Person that is a Disqualified Organization or (y) a Certificateholder or another Person to be subject to a REMIC-related tax caused by the Transfer of a Class R Certificate to a Person that is not a Permitted Transferee.

        (g) No service charge shall be made for any transfer or exchange of Certificates of any Class, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

     (h) All Certificates surrendered for transfer and exchange shall be destroyed by the Certificate Registrar.

        Section 5.03  Mutilated, Destroyed, Lost or Stolen Certificates.

        If (i) any mutilated Certificate is surrendered to the Certificate Registrar, or the Trustee and the Certificate Registrar receive evidence to their satisfaction of the destruction, loss or theft of any Certificate, and
(ii) there is delivered to the Trustee and the Certificate Registrar such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Trustee or the Certificate Registrar that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor, Class and Percentage Interest but bearing a number not contemporaneously outstanding. Upon the issuance of any new Certificate under this Section, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee and the Certificate Registrar) connected therewith. Any duplicate Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the Trust Fund, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

        Section 5.04  Persons Deemed Owners.

        Prior to due presentation of a Certificate for registration of transfer, the Company, the Master Servicer, the Trustee, any Certificate Insurer, the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee, any Certificate Insurer or the Certificate Registrar may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 4.02 and for all other purposes whatsoever, except as and to the extent provided in the definition of "Certificateholder," and neither the Company, the Master Servicer, the Trustee, any Certificate Insurer, the Certificate Registrar nor any agent of the Company, the Master Servicer, the Trustee, any Certificate Insurer or the Certificate Registrar shall be affected by notice to the contrary except as provided in Section 5.02(f).

        Section 5.05  Appointment of Paying Agent.

        The Trustee may appoint a Paying Agent for the purpose of making distributions to the Certificateholders pursuant to Section 4.02. In the event of any such appointment, on or prior to each Distribution Date the Master Servicer on behalf of the Trustee shall deposit or cause to be deposited with the Paying Agent a sum sufficient to make the payments to the Certificateholders in the amounts and in the manner provided for in Section 4.02, such sum to be held in trust for the benefit of the Certificateholders.

        The Trustee shall cause each Paying Agent to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee that such Paying Agent will hold all sums held by it for the payment to the Certificateholders in trust for the benefit of the Certificateholders entitled thereto until such sums shall be paid to such Certificateholders. Any sums so held by such Paying Agent shall be held only in Eligible Accounts to the extent such sums are not distributed to the Certificateholders on the date of receipt by such Paying Agent.

                                   ARTICLE VI

                       THE COMPANY AND THE MASTER SERVICER

          Section 6.01 Respective Liabilities of the Company and the Master Servicer.

        The Company and the Master Servicer shall each be liable in accordance herewith only to the extent of the obligations specifically and respectively imposed upon and undertaken by the Company and the Master Servicer herein. By way of illustration and not limitation, the Company is not liable for the servicing and administration of the Mortgage Loans, nor is it obligated by
Section 7.01 or Section 10.01 to assume any obligations of the Master Servicer or to appoint a designee to assume such obligations, nor is it liable for any other obligation hereunder that it may, but is not obligated to, assume unless it elects to assume such obligation in accordance herewith.

          Section 6.02 Merger or Consolidation of the Company or the Master Servicer; Assignment of Rights and Delegation of Duties by Master Servicer.

        (a) The Company and the Master Servicer will each keep in full effect its existence, rights and franchises as a corporation under the laws of the state of its incorporation, and will each obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans and to perform its respective duties under this Agreement.

        (b) Any Person into which the Company or the Master Servicer may be merged or consolidated, or any corporation resulting from any merger or consolidation to which the Company or the Master Servicer shall be a party, or any Person succeeding to the business of the Company or the Master Servicer, shall be the successor of the Company or the Master Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person to the Master Servicer shall be qualified to service mortgage loans on behalf of Fannie Mae or Freddie Mac; and provided further that each Rating Agency's ratings, if any, of the Senior, Class M or Class B Certificates in effect immediately prior to such merger or consolidation will not be qualified, reduced or withdrawn as a result thereof (as evidenced by a letter to such effect from each Rating Agency).

        (c) Notwithstanding anything else in this Section 6.02 and Section 6.04 to the contrary, the Master Servicer may assign its rights and delegate its duties and obligations under this Agreement; provided that the Person accepting such assignment or delegation shall be a Person which is qualified to service mortgage loans on behalf of Fannie Mae or Freddie Mac, is reasonably satisfactory to the Trustee and the Company, is willing to service the Mortgage Loans and executes and delivers to the Company and the Trustee an agreement, in form and substance reasonably satisfactory to the Company and the Trustee, which contains an assumption by such Person of the due and punctual performance and observance of each covenant and condition to be performed or observed by the Master Servicer under this Agreement; provided further that each Rating Agency's rating of the Classes of Certificates that have been rated in effect immediately prior to such assignment and delegation will not be qualified, reduced or withdrawn as a result of such assignment and delegation (as evidenced by a letter to such effect from each Rating Agency). In the case of any such assignment and delegation, the Master Servicer shall be released from its obligations under this Agreement, except that the Master Servicer shall remain liable for all liabilities and obligations incurred by it as Master Servicer hereunder prior to the satisfaction of the conditions to such assignment and delegation set forth in the next preceding sentence.

          Section 6.03 Limitation on Liability of the Company, the Master Servicer and Others.

        Neither the Company, the Master Servicer nor any of the directors, officers, employees or agents of the Company or the Master Servicer shall be under any liability to the Trust Fund or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Company, the Master Servicer or any such Person against any breach of warranties or representations made herein or any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Company, the Master Servicer and any director, officer, employee or agent of the Company or the Master Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Company, the Master Servicer and any director, officer, employee or agent of the Company or the Master Servicer shall be indemnified by the Trust Fund and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense related to any specific Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder.

        Neither the Company nor the Master Servicer shall be under any obligation to appear in, prosecute or defend any legal or administrative action, proceeding, hearing or examination that is not incidental to its respective duties under this Agreement and which in its opinion may involve it in any expense or liability; provided, however, that the Company or the Master Servicer may in its discretion undertake any such action, proceeding, hearing or examination that it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action, proceeding, hearing or examination and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Fund, and the Company and the Master Servicer shall be entitled to be reimbursed therefor out of amounts attributable to the Mortgage Loans on deposit in the Custodial Account as provided by Section 3.10 and, on the Distribution Date(s) following such reimbursement, the aggregate of such expenses and costs shall be allocated in reduction of the Accrued Certificate Interest on each Class entitled thereto in the same manner as if such expenses and costs constituted a Prepayment Interest Shortfall.

        Section 6.04  Company and Master Servicer Not to Resign.

        Subject to the provisions of Section 6.02, neither the Company nor the Master Servicer shall resign from its respective obligations and duties hereby imposed on it except upon determination that its duties hereunder are no longer permissible under applicable law. Any such determination permitting the resignation of the Company or the Master Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee. No such resignation by the Master Servicer shall become effective until the Trustee or a successor servicer shall have assumed the Master Servicer's responsibilities and obligations in accordance with Section 7.02.

                                   ARTICLE VII

                                     DEFAULT

        Section 7.01  Events of Default.

        Event of Default, wherever used herein, means any one of the following events (whatever reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                      (i) the Master  Servicer shall fail to distribute or cause to be distributed to the Holders of Certificates of any Class any distribution required to be made under the terms of the Certificates of such Class and this Agreement and, in either case, such failure shall continue unremedied for a period of 5 days after the date upon which written notice of such failure, requiring such failure to be remedied, shall have been given to the Master Servicer by the Trustee or the Company or to the Master Servicer, the Company and the Trustee by the Holders of Certificates of such Class evidencing Percentage Interests aggregating not less than 25%; or

                      (ii) the Master  Servicer shall fail to observe or perform in any material respect any other of the covenants or agreements on the part of the Master Servicer contained in the Certificates of any Class or in this Agreement and such failure shall continue unremedied for a period of 30 days (except that such number of days shall be 15 in the case of a failure to pay the premium for any Required Insurance Policy) after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Trustee or the Company, or to the Master Servicer, the Company and the Trustee by the Holders of Certificates of any Class evidencing, in the case of any such Class, Percentage Interests aggregating not less than 25%; or

                      (iii) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law or appointing a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

                      (iv) the Master  Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities, or similar proceedings of, or relating to, the Master Servicer or of, or relating to, all or substantially all of the property of the Master Servicer; or

                      (v) the Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of, or commence a voluntary case under, any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

                      (vi) the Master Servicer shall notify the Trustee pursuant
               to  Section   4.04(b)  that  it  is  unable  to  deposit  in  the
               Certificate Account an amount equal to the Advance.

        If an Event of Default described in clauses (i)-(v) of this Section shall occur, then, and in each and every such case, so long as such Event of Default shall not have been remedied, either the Company or the Trustee may, and at the direction of Holders of Certificates entitled to at least 51% of the Voting Rights, the Trustee shall, by notice in writing to the Master Servicer (and to the Company if given by the Trustee or to the Trustee if given by the Company), terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof, other than its rights as a Certificateholder hereunder. If an Event of Default described in clause (vi) hereof shall occur, the Trustee shall, by notice to the Master Servicer and the Company, immediately terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof, other than its rights as a Certificateholder hereunder as provided in Section 4.04(b). On or after the receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer under this Agreement, whether with respect to the Certificates (other than as a Holder thereof) or the Mortgage Loans or otherwise, shall subject to Section 7.02 pass to and be vested in the Trustee or the Trustee's designee appointed pursuant to Section 7.02; and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Master Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise. The Master Servicer agrees to cooperate with the Trustee in effecting the termination of the Master Servicer's responsibilities and rights hereunder, including, without limitation, the transfer to the Trustee or its designee for administration by it of all cash amounts which shall at the time be credited to the Custodial Account or the Certificate Account or thereafter be received with respect to the Mortgage Loans. No such termination shall release the Master Servicer for any liability that it would otherwise have hereunder for any act or omission prior to the effective time of such termination.

        Notwithstanding any termination of the activities of Residential Funding in its capacity as Master Servicer hereunder, Residential Funding shall be entitled to receive, out of any late collection of a Monthly Payment on a Mortgage Loan which was due prior to the notice terminating Residential Funding's rights and obligations as Master Servicer hereunder and received after such notice, that portion to which Residential Funding would have been entitled pursuant to Sections 3.10(a)(ii), (vi) and (vii) as well as its Servicing Fee in respect thereof, and any other amounts payable to Residential Funding hereunder the entitlement to which arose prior to the termination of its activities hereunder. Upon the termination of Residential Funding as Master Servicer hereunder the Company shall deliver to the Trustee a copy of the Program Guide.

        Section 7.02  Trustee or Company to Act; Appointment of Successor.

        (a) On and after the time the Master Servicer receives a notice of termination pursuant to Section 7.01 or resigns in accordance with Section 6.04, the Trustee or, upon notice to the Company and with the Company's consent (which shall not be unreasonably withheld) a designee (which meets the standards set forth below) of the Trustee, shall be the successor in all respects to the Master Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Master Servicer (except for the responsibilities, duties and liabilities contained in Sections 2.02 and 2.03(a), excluding the duty to notify related Subservicers or Sellers as set forth in such Sections, and its obligations to deposit amounts in respect of losses incurred prior to such notice or termination on the investment of funds in the Custodial Account or the Certificate Account pursuant to Sections 3.07(c) and 4.01(b) by the terms and provisions hereof); provided, however, that any failure to perform such duties or responsibilities caused by the preceding Master Servicer's failure to provide information required by
Section 4.04 shall not be considered a default by the Trustee hereunder. As compensation therefor, the Trustee shall be entitled to all funds relating to the Mortgage Loans which the Master Servicer would have been entitled to charge to the Custodial Account or the Certificate Account if the Master Servicer had continued to act hereunder and, in addition, shall be entitled to the income from any Permitted Investments made with amounts attributable to the Mortgage Loans held in the Custodial Account or the Certificate Account. If the Trustee has become the successor to the Master Servicer in accordance with Section 6.04 or Section 7.01, then notwithstanding the above, the Trustee may, if it shall be unwilling to so act, or shall, if it is unable to so act, appoint, or petition a court of competent jurisdiction to appoint, any established housing and home finance institution, which is also a Fannie Mae- or Freddie Mac-approved mortgage servicing institution, having a net worth of not less than $10,000,000 as the successor to the Master Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer hereunder. Pending appointment of a successor to the Master Servicer hereunder, the Trustee shall become successor to the Master Servicer and shall act in such capacity as hereinabove provided. In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the initial Master Servicer hereunder. The Company, the Trustee, the Custodian and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. The
Servicing  Fee for any  successor  Master  Servicer  appointed  pursuant to this
Section 7.02 will be lowered with respect to those Mortgage Loans, if any, where the Subservicing Fee accrues at a rate of less than 0.20% per annum in the event that the successor Master Servicer is not servicing such Mortgage Loans directly and it is necessary to raise the related Subservicing Fee to a rate of 0.20% per annum in order to hire a Subservicer with respect to such Mortgage Loans.

        (b) In connection with the termination or resignation of the Master Servicer hereunder, either (i) the successor Master Servicer, including the Trustee if the Trustee is acting as successor Master Servicer, shall represent and warrant that it is a member of MERS in good standing and shall agree to comply in all material respects with the rules and procedures of MERS in connection with the servicing of the Mortgage Loans that are registered with MERS, in which case the predecessor Master Servicer shall cooperate with the successor Master Servicer in causing MERS to revise its records to reflect the transfer of servicing to the successor Master Servicer as necessary under MERS' rules and regulations, or (ii) the predecessor Master Servicer shall cooperate with the successor Master Servicer in causing MERS to execute and deliver an assignment of Mortgage in recordable form to transfer the Mortgage from MERS to the Trustee and to execute and deliver such other notices, documents and other instruments as may be necessary or desirable to effect a transfer of such Mortgage Loan or servicing of such Mortgage Loan on the MERS(R) System to the successor Master Servicer. The predecessor Master Servicer shall file or cause to be filed any such assignment in the appropriate recording office. The predecessor Master Servicer shall bear any and all fees of MERS, costs of preparing any assignments of Mortgage, and fees and costs of filing any assignments of Mortgage that may be required under this subsection (b). The successor Master Servicer shall cause such assignment to be delivered to the Trustee or the Custodian promptly upon receipt of the original with evidence of recording thereon or a copy certified by the public recording office in which such assignment was recorded.

        Section 7.03  Notification to Certificateholders.

        (a) Upon any such termination or appointment of a successor to the Master Servicer, the Trustee shall give prompt written notice thereof to the Certificateholders at their respective addresses appearing in the Certificate Register.

        (b) Within 60 days after the occurrence of any Event of Default, the Trustee shall transmit by mail to all Holders of Certificates notice of each such Event of Default hereunder known to the Trustee, unless such Event of Default shall have been cured or waived.

        Section 7.04  Waiver of Events of Default.

        The Holders representing at least 66% of the Voting Rights affected by a default or Event of Default hereunder may waive such default or Event of Default; provided, however, that (a) a default or Event of Default under clause
(i) of Section 7.01 may be waived only by all of the Holders of Certificates affected by such default or Event of Default and (b) no waiver pursuant to this
Section 7.04 shall affect the Holders of Certificates in the manner set forth in
Section 11.01(b)(i) or (ii). Upon any such waiver of a default or Event of Default by the Holders representing the requisite percentage of Voting Rights affected by such default or Event of Default, such default or Event of Default shall cease to exist and shall be deemed to have been remedied for every purpose hereunder. No such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon except to the extent expressly so waived.

                                  ARTICLE VIII

                             CONCERNING THE TRUSTEE

        Section 8.01  Duties of Trustee.

        (a) The Trustee, prior to the occurrence of an Event of Default and after the curing or waiver of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. In case an Event of Default has occurred (which has not been cured or waived), the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs.

        (b) The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement. The Trustee shall notify the Certificateholders of any such documents which do not materially conform to the requirements of this Agreement in the event that the Trustee, after so requesting, does not receive satisfactorily corrected documents.

        The Trustee shall forward or cause to be forwarded in a timely fashion the notices, reports and statements required to be forwarded by the Trustee pursuant to Sections 4.03, 4.06, 7.03 and 10.01. The Trustee shall furnish in a timely fashion to the Master Servicer such information as the Master Servicer may reasonably request from time to time for the Master Servicer to fulfill its duties as set forth in this Agreement. The Trustee covenants and agrees that it shall perform its obligations hereunder in a manner so as to maintain the status of any portion of any REMIC formed under the Series Supplement as a REMIC under the REMIC Provisions and (subject to Section 10.01(f)) to prevent the imposition of any federal, state or local income, prohibited transaction, contribution or other tax on the Trust Fund to the extent that maintaining such status and avoiding such taxes are reasonably within the control of the Trustee and are reasonably within the scope of its duties under this Agreement.

        (c) No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

                      (i) Prior to the  occurrence  of an Event of Default,  and after the curing or waiver of all such Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee by the Company or the

               Master Servicer and which on their face, do not contradict the requirements of this Agreement;

                      (ii) The  Trustee  shall not be  personally  liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

                      (iii) The  Trustee  shall not be  personally  liable  with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Certificateholders of any Class holding Certificates which evidence, as to such Class, Percentage Interests aggregating not less than 25% as to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement;

                      (iv) The Trustee  shall not be charged  with  knowledge of any default (other than a default in payment to the Trustee) specified in clauses (i) and (ii) of Section 7.01 or an Event of Default under clauses (iii), (iv) and (v) of Section 7.01 unless a Responsible Officer of the Trustee assigned to and working in the Corporate Trust Office obtains actual knowledge of such failure or event or the Trustee receives written notice of such failure or event at its Corporate Trust Office from the Master Servicer, the Company or any Certificateholder; and

                      (v) Except to the extent  provided  in  Section  7.02,  no provision in this Agreement shall require the Trustee to expend or risk its own funds (including, without limitation, the making of any Advance) or otherwise incur any personal financial liability in the performance of any of its duties as Trustee hereunder, or in the exercise of any of its rights or powers, if the Trustee shall have reasonable grounds for believing that repayment of funds or adequate indemnity against such risk or liability is not reasonably assured to it.

        (d) The Trustee shall timely pay, from its own funds, the amount of any and all federal, state and local taxes imposed on the Trust Fund or its assets or transactions including, without limitation, (A) "prohibited transaction" penalty taxes as defined in Section 860F of the Code, if, when and as the same shall be due and payable, (B) any tax on contributions to a REMIC after the Closing Date imposed by Section 860G(d) of the Code and (C) any tax on "net income from foreclosure property" as defined in Section 860G(c) of the Code, but only if such taxes arise out of a breach by the Trustee of its obligations hereunder, which breach constitutes negligence or willful misconduct of the Trustee.

        Section 8.02  Certain Matters Affecting the Trustee.

        (a)    Except as otherwise provided in Section 8.01:

                      (i) The Trustee may rely and shall be  protected in acting or refraining from acting upon any resolution, Officers' Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                      (ii) The Trustee may consult  with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

                      (iii) The Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default (which has not been cured or waived), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs;

                      (iv) The Trustee  shall not be  personally  liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

                      (v) Prior to the occurrence of an Event of Default hereunder and after the curing or waiver of all Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by Holders of Certificates of any Class evidencing, as to such Class, Percentage Interests, aggregating not less than 50%; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability as a condition to so proceeding. The reasonable expense of every such examination shall be paid by the Master Servicer, if an Event of Default shall have occurred and is continuing, and otherwise by the Certificateholder requesting the investigation;

                      (vi) The  Trustee  may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys; and

                      (vii) To the extent authorized under the Code and the regulations promulgated thereunder, each Holder of a Class R
               Certificate hereby irrevocably appoints and authorizes the Trustee to be its attorney-in-fact for purposes of signing any Tax Returns required to be filed on behalf of the Trust Fund. The Trustee shall sign on behalf of the Trust Fund and deliver to the Master Servicer in a timely manner any Tax Returns prepared by or on behalf of the Master Servicer that the Trustee is required to sign as determined by the Master Servicer pursuant to applicable federal, state or local tax laws, provided that the Master Servicer shall indemnify the Trustee for signing any such Tax Returns that contain errors or omissions.

        (b) Following the issuance of the Certificates, the Trustee shall not accept any contribution of assets to the Trust Fund unless (subject to Section 10.01(f)) it shall have obtained or been furnished with an Opinion of Counsel to the effect that such contribution will not (i) cause any portion of any REMIC formed under the Series Supplement to fail to qualify as a REMIC at any time that any Certificates are outstanding or (ii) cause the Trust Fund to be subject to any federal tax as a result of such contribution (including the imposition of any federal tax on "prohibited transactions" imposed under Section 860F(a) of the Code).

        Section 8.03  Trustee Not Liable for Certificates or Mortgage Loans.

        The recitals contained herein and in the Certificates (other than the execution of the Certificates and relating to the acceptance and receipt of the Mortgage Loans) shall be taken as the statements of the Company or the Master Servicer as the case may be, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates (except that the Certificates shall be duly and validly executed and authenticated by it as Certificate Registrar) or of any Mortgage Loan or related document, or of MERS or the MERS(R) System. Except as otherwise provided herein, the Trustee shall not be accountable for the use or application by the Company or the Master Servicer of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Company or the Master Servicer in respect of the Mortgage Loans or deposited in or withdrawn from the Custodial Account or the Certificate Account by the Company or the Master Servicer.

        Section 8.04  Trustee May Own Certificates.

        The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee.

          Section 8.05 Master Servicer to Pay Trustee's Fees and Expenses; Indemnification.

        (a) The Master Servicer covenants and agrees to pay to the Trustee and any co-trustee from time to time, and the Trustee and any co-trustee shall be entitled to, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by each of them in the execution of the trusts hereby created and in the exercise and performance of any of the powers and duties hereunder of the Trustee and any co-trustee, and the Master Servicer will pay or reimburse the Trustee and any co-trustee upon request for all reasonable expenses, disbursements and advances incurred or made by the Trustee or any co-trustee in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ, and the expenses incurred by the Trustee or any co-trustee in connection with the appointment of an office or agency pursuant to
Section 8.12) except any such expense, disbursement or advance as may arise from its negligence or bad faith.

        (b) The Master Servicer agrees to indemnify the Trustee for, and to hold the Trustee harmless against, any loss, liability or expense incurred without negligence or willful misconduct on the Trustee's part, arising out of, or in connection with, the acceptance and administration of the Trust Fund, including the costs and expenses (including reasonable legal fees and expenses) of defending itself against any claim in connection with the exercise or performance of any of its powers or duties under this Agreement and the Custodial Agreement, provided that:

                      (i) with respect to any such claim, the Trustee shall have given the Master Servicer written notice thereof promptly after the Trustee shall have actual knowledge thereof;

                      (ii) while maintaining  control over its own defense,  the
               Trustee shall cooperate and consult fully with the Master Servicer in preparing such defense; and

                      (iii) notwithstanding anything in this Agreement to the contrary, the Master Servicer shall not be liable for settlement of any claim by the Trustee entered into without the prior consent of the Master Servicer which consent shall not be unreasonably withheld.

        No termination of this Agreement shall affect the obligations created by this Section 8.05(b) of the Master Servicer to indemnify the Trustee under the conditions and to the extent set forth herein.

        Notwithstanding the foregoing, the indemnification provided by the Master Servicer in this Section 8.05(b) shall not pertain to any loss, liability or expense of the Trustee, including the costs and expenses of defending itself against any claim, incurred in connection with any actions taken by the Trustee at the direction of the Certificateholders pursuant to the terms of this Agreement.

        Section 8.06  Eligibility Requirements for Trustee.

        The Trustee hereunder shall at all times be a corporation or a national banking association having its principal office in a state and city acceptable to the Company and organized and doing business under the laws of such state or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authority. If such corporation or national banking association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 8.07.

        Section 8.07 Resignation and Removal of the Trustee.

        (a) The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Company. Upon receiving such notice of resignation, the Company shall promptly appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

        (b) If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 8.06 and shall fail to resign after written request therefor by the Company, or if at any time the Trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Company may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee. In addition, in the event that the Company determines that the Trustee has failed (i) to distribute or cause to be distributed to the Certificateholders any amount required to be distributed hereunder, if such amount is held by the Trustee or its Paying Agent (other than the Master Servicer or the Company) for distribution or (ii) to otherwise observe or perform in any material respect any of its covenants, agreements or obligations hereunder, and such failure shall continue unremedied for a period of 5 days (in respect of clause (i) above) or 30 days (in respect of clause (ii) above) after the date on which written notice of such failure, requiring that the same be remedied, shall have been given to the Trustee by the Company, then the Company may remove the Trustee and appoint a successor trustee by written instrument delivered as provided in the preceding sentence. In connection with the appointment of a successor trustee pursuant to the preceding sentence, the Company shall, on or before the date on which any such appointment becomes effective, obtain from each Rating Agency written confirmation that the appointment of any such successor trustee will not result in the reduction of the ratings on any class of the Certificates below the lesser of the then current or original ratings on such Certificates.

        (c) The Holders of Certificates entitled to at least 51% of the Voting Rights may at any time remove the Trustee and appoint a successor trustee by written instrument or instruments, in triplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Company, one complete set to the Trustee so removed and one complete set to the successor so appointed.

        (d) Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section shall become effective upon acceptance of appointment by the successor trustee as provided in
Section 8.08.

        Section 8.08  Successor Trustee.

        (a) Any successor trustee appointed as provided in Section 8.07 shall execute, acknowledge and deliver to the Company and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee herein. The predecessor trustee shall deliver to the successor trustee all Mortgage Files and related documents and statements held by it hereunder (other than any Mortgage Files at the time held by a Custodian, which shall become the agent of any successor trustee hereunder), and the Company, the Master Servicer and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties and obligations.

        (b) No successor trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 8.06.

        (c) Upon acceptance of appointment by a successor trustee as provided in this Section, the Company shall mail notice of the succession of such trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register. If the Company fails to mail such notice within 10 days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Company.

        Section 8.09  Merger or Consolidation of Trustee.

        Any corporation or national banking association into which the Trustee may be merged or converted or with which it may be consolidated or any corporation or national banking association resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation or national banking association succeeding to the business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation or national banking association shall be eligible under the provisions of Section 8.06, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. The Trustee shall mail notice of any such merger or consolidation to the Certificateholders at their address as shown in the Certificate Register.

        Section 8.10 Appointment of Co-Trustee or Separate Trustee.

        (a) Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing the same may at the time be located, the Master Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity, such title to the Trust Fund, or any part thereof, and, subject to the other provisions of this Section

8.10, such powers, duties, obligations, rights and trusts as the Master Servicer and the Trustee may consider necessary or desirable. If the Master Servicer shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, or in case an Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 8.06 hereunder and no notice to Holders of Certificates of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 8.08 hereof.

        (b) In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 8.10 all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee, and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Master Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee.

        (c) Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VIII. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

        (d) Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

        Section 8.11  Appointment of Custodians.

        The Trustee may, with the consent of the Master Servicer and the Company, appoint one or more Custodians who are not Affiliates of the Company, the Master Servicer or any Seller to hold all or a portion of the Mortgage Files as agent for the Trustee, by entering into a Custodial Agreement. Subject to
Article VIII, the Trustee agrees to comply with the terms of each Custodial Agreement and to enforce the terms and provisions thereof against the Custodian for the benefit of the Certificateholders. Each Custodian shall be a depository institution subject to supervision by federal or state authority, shall have a combined capital and surplus of at least $15,000,000 and shall be qualified to do business in the jurisdiction in which it holds any Mortgage File. Each
Custodial Agreement may be amended only as provided in Section 11.01. The Trustee shall notify the

Certificateholders of the appointment of any Custodian (other than the Custodian appointed as of the Closing Date) pursuant to this Section 8.11.

        Section 8.12  Appointment of Office or Agency.

        The Trustee will maintain an office or agency in the City of New York at the address designated in Section 11.05 of the Series Supplement where Certificates may be surrendered for registration of transfer or exchange. The Trustee will maintain an office at the address stated in Section 11.05 of the Series Supplement where notices and demands to or upon the Trustee in respect of this Agreement may be served.

                                          ARTICLE IX

                     TERMINATION OR OPTIONAL PURCHASE OF ALL CERTIFICATES

        Section       9.01  Optional  Purchase  by the  Master  Servicer  of All
                      Certificates; Termination Upon Purchase by the Master Servicer or Liquidation of All Mortgage Loans.

        (a) Subject to Section 9.02, the respective obligations and responsibilities of the Company, the Master Servicer and the Trustee created hereby in respect of the Certificates (other than the obligation of the Trustee to make certain payments after the Final Distribution Date to Certificateholders and the obligation of the Company to send certain notices as hereinafter set forth) shall terminate upon the last action required to be taken by the Trustee on the Final Distribution Date pursuant to this Article IX following the earlier of:

                      (i) the later of the final  payment  or other  liquidation
               (or any Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan, or

                      (ii) the  purchase by the Master  Servicer of all Mortgage
               Loans and all property acquired in respect of any Mortgage Loan remaining in the Trust Fund at a price equal to 100% of the unpaid principal balance of each Mortgage Loan or, if less than such unpaid principal balance, the fair market value of the related underlying property of such Mortgage Loan with respect to Mortgage Loans as to which title has been acquired if such fair market value is less than such unpaid principal balance (net of any unreimbursed Advances attributable to principal) on the day of repurchase plus accrued interest thereon at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of any Modified Mortgage Loan) to, but not including, the first day of the month in which such repurchase price is distributed, provided, however, that in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof and provided further that the purchase price set forth above shall be increased as is necessary, as determined by the Master Servicer, to avoid disqualification of any portion of any REMIC formed under the Series Supplement as a REMIC.

        The right of the Master Servicer to purchase all the assets of the Trust Fund pursuant to clause (ii) above is conditioned upon the Pool Stated Principal Balance as of the Final Distribution Date, prior to giving effect to distributions to be made on such Distribution Date, being less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans. If such right is exercised by the Master Servicer, the Master Servicer shall be deemed to have been reimbursed for the full amount of any unreimbursed Advances theretofore made by it with respect to the Mortgage Loans. In addition, the Master Servicer shall provide to the Trustee the certification required by Section 3.15 and the Trustee and any Custodian shall, promptly following payment of the purchase price, release to the Master Servicer the Mortgage Files pertaining to the Mortgage Loans being purchased.

        In addition to the foregoing, on any Distribution Date on which the Pool Stated Principal Balance, prior to giving effect to distributions to be made on such Distribution Date, is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans, Master Servicer shall have the right, at its option, to purchase the Certificates in whole, but not in part, at a price equal to the outstanding Certificate Principal Balance of such Certificates plus the sum of Accrued Certificate Interest thereon for the related Interest Accrual Period and any previously unpaid Accrued Certificate Interest. If the Master Servicer exercises this right to purchase the outstanding Certificates, the Master Servicer will promptly terminate the respective obligations and responsibilities created hereby in respect of the Certificates pursuant to this
Article IX.

        (b) The Master Servicer shall give the Trustee not less than 60 days' prior notice of the Distribution Date on which the Master Servicer anticipates that the final distribution will be made to Certificateholders (whether as a result of the exercise by the Master Servicer of its right to purchase the assets of the Trust Fund or otherwise) or on which the Master Servicer anticipates that the Certificates will be purchased (as a result of the exercise by the Master Servicer to purchase the outstanding Certificates). Notice of any termination, specifying the anticipated Final Distribution Date (which shall be a date that would otherwise be a Distribution Date) upon which the Certificateholders may surrender their Certificates to the Trustee (if so required by the terms hereof) for payment of the final distribution and cancellation or notice of any purchase of the outstanding Certificates, specifying the Distribution Date upon which the Holders may surrender their Certificates to the Trustee for payment, shall be given promptly by the Master Servicer (if it is exercising its right to purchase the assets of the Trust Fund or to purchase the outstanding Certificates), or by the Trustee (in any other case) by letter to the Certificateholders mailed not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution specifying:

                      (i) the  anticipated  Final  Distribution  Date upon which final payment of the Certificates is anticipated to be made upon presentation and surrender of Certificates at the office or agency of the Trustee therein designated or, in the case of the purchase by the Master Servicer of the outstanding Certificates, the Distribution Date on which such purchase is to be made,

                      (ii) the amount of any such final payment,  or in the case of the purchase of the outstanding Certificates, the purchase price, in either case, if known, and

                      (iii) that the Record Date  otherwise  applicable  to such
               Distribution Date is not applicable, and in the case of the Senior Certificates and Class M Certificates, that payment will be made only upon presentation and surrender of the Certificates at the office or agency of the Trustee therein specified.

        If the Master Servicer is obligated to give notice to Certificateholders as aforesaid, it shall give such notice to the Certificate Registrar at the time such notice is given to Certificateholders and, if the Master Servicer is exercising its rights to purchase the outstanding Certificates, it shall give such notice to each Rating Agency at the time such notice is given to Certificateholders. As a result of the exercise by the Master Servicer of its right to purchase the assets of the Trust Fund, the Master Servicer shall deposit in the Certificate Account before the Final Distribution Date in immediately available funds an amount equal to the purchase price for the assets of the Trust Fund, computed as provided above. As a result of the exercise by the Master Servicer of its right to purchase the outstanding Certificates, the Master Servicer shall deposit in an Eligible Account, established by the Master Servicer on behalf of the Trustee and separate from the Certificate Account in the name of the Trustee in trust for the registered holders of the Certificates, before the Distribution Date on which such purchase is to occur in immediately available funds an amount equal to the purchase price for the Certificates, computed as above provided, and provide notice of such deposit to the Trustee. The Trustee will withdraw from such account the amount specified in subsection
(c) below.

        (c) In the case of the Senior, Class M or Class B Certificates, upon presentation and surrender of the Certificates by the Certificateholders thereof, the Trustee shall distribute to the Certificateholders (i) the amount otherwise distributable on such Distribution Date, if not in connection with the Master Servicer's election to repurchase the assets of the Trust Fund or the outstanding Certificates, or (ii) if the Master Servicer elected to so repurchase the assets of the Trust Fund or the outstanding Certificates, an amount determined as follows: (A) with respect to each Certificate the outstanding Certificate Principal Balance thereof, plus Accrued Certificate Interest for the related Interest Accrual Period thereon and any previously unpaid Accrued Certificate Interest, subject to the priority set forth in
Section 4.02(a), and (B) with respect to the Class R Certificates, any excess of the amounts available for distribution (including the repurchase price specified in clause (ii) of subsection (a) of this Section) over the total amount distributed under the immediately preceding clause (A).

        (d) If any Certificateholders shall not surrender their Certificates for final payment and cancellation on or before the Final Distribution Date (if so required by the terms hereof), the Trustee shall on such date cause all funds in the Certificate Account not distributed in final distribution to Certificateholders to be withdrawn therefrom and credited to the remaining Certificateholders by depositing such funds in a separate escrow account for the benefit of such Certificateholders, and the Master Servicer (if it exercised its right to purchase the assets of the Trust Fund), or the Trustee (in any other case) shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within six months after the second notice any Certificate shall not have been surrendered for cancellation, the Trustee shall take appropriate steps as directed by the Master Servicer to contact the remaining Certificateholders concerning surrender of their Certificates. The costs and expenses of maintaining the escrow account and of contacting Certificateholders shall be paid out of the assets which remain in the escrow account. If within nine months after the second notice any Certificates shall not have been surrendered for cancellation, the Trustee shall pay to the Master Servicer all amounts distributable to the holders thereof and the Master Servicer shall thereafter hold such amounts until distributed to such Holders. No interest shall accrue or be payable to any Certificateholder on any amount held in the escrow account or by the Master Servicer as a result of such Certificateholder's failure to surrender its Certificate(s) for final payment thereof in accordance with this Section 9.01.

        (e) If any Certificateholders do not surrender their Certificates on or before the Distribution Date on which a purchase of the outstanding Certificates is to be made, the Trustee shall on such date cause all funds in the Certificate Account deposited therein by the Master Servicer pursuant to Section 9.01(b) to be withdrawn therefrom and deposited in a separate escrow account for the benefit of such Certificateholders, and the Master Servicer shall give a second written notice to such Certificateholders to surrender their Certificates for payment of the purchase price therefor. If within six months after the second notice any Certificate shall not have been surrendered for cancellation, the Trustee shall take appropriate steps as directed by the Master Servicer to contact the Holders of such Certificates concerning surrender of their Certificates. The costs and expenses of maintaining the escrow account and of contacting Certificateholders shall be paid out of the assets which remain in the escrow account. If within nine months after the second notice any Certificates shall not have been surrendered for cancellation in accordance with this Section 9.01, the Trustee shall pay to the Master Servicer all amounts distributable to the Holders thereof and the Master Servicer shall thereafter hold such amounts until distributed to such Holders. No interest shall accrue or be payable to any Certificateholder on any amount held in the escrow account or by the Master Servicer as a result of such Certificateholder's failure to surrender its Certificate(s) for payment in accordance with this Section 9.01. Any Certificate that is not surrendered on the Distribution Date on which a purchase pursuant to this Section 9.01 occurs as provided above will be deemed to have been purchased and the Holder as of such date will have no rights with respect thereto except to receive the purchase price therefor minus any costs and expenses associated with such escrow account and notices allocated thereto. Any Certificates so purchased or deemed to have been purchased on such Distribution Date shall remain outstanding hereunder. The Master Servicer shall be for all purposes the Holder thereof as of such date.

        Section 9.02  Additional Termination Requirements.

        (a) Each REMIC that comprises the Trust Fund shall be terminated in accordance with the following additional requirements, unless (subject to Section 10.01(f)) the Trustee and the Master Servicer have received an Opinion of Counsel (which Opinion of Counsel shall not be an expense of the Trustee) to the effect that the failure of each such REMIC to comply with the requirements of this Section 9.02 will not (i) result in the imposition on the Trust of taxes on "prohibited transactions," as described in Section 860F of the Code, or (ii) cause any such REMIC to fail to qualify as a REMIC at any time that any Certificate is outstanding:

                      (i) The Master Servicer shall establish a 90-day liquidation period for each such REMIC and specify the first day of such period in a statement attached to the Trust Fund's final Tax Return pursuant to Treasury regulations Section 1.860F-1. The Master Servicer also shall satisfy all of the requirements of a qualified liquidation for a REMIC under Section 860F of the Code and regulations thereunder;

                      (ii) The Master  Servicer  shall notify the Trustee at the commencement of such 90-day liquidation period and, at or prior to the time of making of the final payment on the Certificates, the Trustee shall sell or otherwise dispose of all of the remaining assets of the Trust Fund in accordance with the terms hereof; and

                      (iii) If the Master  Servicer or the Company is exercising its right to purchase the assets of the Trust Fund, the Master Servicer shall, during the 90-day liquidation period and at or prior to the Final Distribution Date, purchase all of the assets of the Trust Fund for cash.

        (b) Each Holder of a Certificate and the Trustee hereby irrevocably approves and appoints the Master Servicer as its attorney-in-fact to adopt a plan of complete liquidation for each REMIC at the expense of the Trust Fund in accordance with the terms and conditions of this Agreement.

        Section 9.03 Termination of Multiple REMICs.

        If the REMIC Administrator makes two or more separate REMIC elections, the applicable REMIC shall be terminated on the earlier of the Final Distribution Date and the date on which it is deemed to receive the last deemed distributions on the related Uncertificated REMIC Regular Interests and the last distribution due on the Certificates is made.

                                    ARTICLE X

                                REMIC PROVISIONS

        Section 10.01 REMIC Administration.

        (a) The REMIC Administrator shall make an election to treat the Trust Fund as one or more REMICs under the Code and, if necessary, under applicable state law. The assets of each such REMIC will be set forth in the Series Supplement. Such election will be made on Form 1066 or other appropriate federal tax or information return (including Form 8811) or any appropriate state return for the taxable year ending on the last day of the calendar year in which the Certificates are issued. For the purposes of each REMIC election in respect of the Trust Fund, Certificates and interests to be designated as the "regular interests" and the sole class of "residual interests" in the REMIC will be set forth in Section 10.03 of the Series Supplement. The REMIC Administrator and the Trustee shall not permit the creation of any "interests" (within the meaning of Section 860G of the Code) in any REMIC elected in respect of the Trust Fund other than the "regular interests" and "residual interests" so designated.

        (b) The Closing Date is hereby designated as the "startup day" of the Trust Fund within the meaning of Section 860G(a)(9) of the Code.

        (c) The REMIC Administrator shall hold a Class R Certificate representing a 0.01% Percentage Interest each Class of the Class R Certificates and shall be designated as "the tax matters person" with respect to each REMIC in the manner provided under Treasury regulations section 1.860F-4(d) and Treasury regulations section 301.6231(a)(7)-1. The REMIC Administrator, as tax matters person, shall (i) act on behalf of each REMIC in relation to any tax matter or controversy involving the Trust Fund and (ii) represent the Trust Fund in any administrative or judicial proceeding relating to an examination or audit by any governmental taxing authority with respect thereto. The legal expenses, including without limitation attorneys' or accountants' fees, and costs of any such proceeding and any liability resulting therefrom shall be expenses of the Trust Fund and the REMIC Administrator shall be entitled to reimbursement therefor out of amounts attributable to the Mortgage Loans on deposit in the Custodial Account as provided by Section 3.10 unless such legal expenses and costs are incurred by reason of the REMIC Administrator's willful misfeasance, bad faith or gross negligence. If the REMIC Administrator is no longer the Master Servicer hereunder, at its option the REMIC Administrator may continue its duties as REMIC Administrator and shall be paid reasonable compensation not to exceed $3,000 per year by any successor Master Servicer hereunder for so acting as the REMIC Administrator.

        (d) The REMIC Administrator shall prepare or cause to be prepared all of the Tax Returns that it determines are required with respect to each REMIC created hereunder and deliver such Tax Returns in a timely manner to the Trustee and the Trustee shall sign and file such Tax Returns in a timely manner. The expenses of preparing such returns shall be borne by the REMIC Administrator without any right of reimbursement therefor. The REMIC Administrator agrees to indemnify and hold harmless the Trustee with respect to any tax or liability arising from the Trustee's signing of Tax Returns that contain errors or omissions. The Trustee and Master Servicer shall promptly provide the REMIC Administrator with such information as the REMIC Administrator may from time to time request for the purpose of enabling the REMIC Administrator to prepare Tax Returns.

        (e) The REMIC Administrator shall provide (i) to any Transferor of a Class R Certificate such information as is necessary for the application of any tax relating to the transfer of a Class R Certificate to any Person who is not a Permitted Transferee, (ii) to the Trustee, and the Trustee shall forward to the Certificateholders, such information or reports as are required by the Code or the REMIC Provisions including reports relating to interest, original issue discount and market discount or premium (using the Prepayment Assumption) and
(iii) to the Internal Revenue Service the name, title, address and telephone number of the person who will serve as the representative of each REMIC.

        (f) The Master Servicer and the REMIC Administrator shall take such actions and shall cause each REMIC created hereunder to take such actions as are reasonably within the Master Servicer's or the REMIC Administrator's control and the scope of its duties more specifically set forth herein as shall be necessary or desirable to maintain the status of each REMIC as a REMIC under the REMIC Provisions (and the Trustee shall assist the Master Servicer and the REMIC Administrator, to the extent reasonably requested by the Master Servicer and the REMIC Administrator to do so). The Master Servicer and the REMIC Administrator shall not knowingly or intentionally take any action, cause the Trust Fund to take any action or fail to take (or fail to cause to be taken) any action reasonably within their respective control that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of any portion of any REMIC formed under the Series Supplement as a REMIC or (ii) result in the imposition of a tax upon any such REMIC (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC set forth in Section 860G(d) of the Code) (either such event, in the absence of an Opinion of Counsel or the indemnification referred to in this sentence, an "Adverse REMIC Event") unless the Master Servicer or the REMIC Administrator, as applicable, has received an Opinion of Counsel (at the expense of the party seeking to take such action or, if such party fails to pay such expense, and the Master Servicer or the REMIC Administrator, as applicable, determines that taking such action is in the best interest of the Trust Fund and the Certificateholders, at the expense of the Trust Fund, but in no event at the expense of the Master Servicer, the REMIC Administrator or the Trustee) to the effect that the contemplated action will not, with respect to each REMIC created hereunder, endanger such status or, unless the Master Servicer, the REMIC Administrator or both, as applicable, determine in its or their sole discretion to indemnify the Trust Fund against the imposition of such a tax, result in the imposition of such a tax. Wherever in this Agreement a contemplated action may not be taken because the timing of such action might result in the imposition of a tax on the Trust Fund, or may only be taken pursuant to an Opinion of Counsel that such action would not impose a tax on the Trust Fund, such action may nonetheless be taken provided that the indemnity given in the preceding sentence with respect to any taxes that might be imposed on the Trust Fund has been given and that all other preconditions to the taking of such action have been satisfied. The Trustee shall not take or fail to take any action (whether or not authorized hereunder) as to which the Master Servicer or the REMIC Administrator, as applicable, has advised it in writing that it has received an Opinion of Counsel to the effect that an Adverse REMIC Event could occur with respect to such action. In addition, prior to taking any action with respect to any REMIC created hereunder or any related assets thereof, or causing any such REMIC to take any action, which is not expressly permitted under the terms of this Agreement, the Trustee will consult with the Master Servicer or the REMIC Administrator, as applicable, or its designee, in writing, with respect to whether such action could cause an Adverse REMIC Event to occur with respect to any such REMIC, and the Trustee shall not take any such action or cause any such REMIC to take any such action as to which the Master Servicer or the REMIC Administrator, as applicable, has advised it in writing that an Adverse REMIC Event could occur. The Master Servicer or the REMIC Administrator, as applicable, may consult with counsel to make such written advice, and the cost of same shall be borne by the party seeking to take the action not expressly permitted by this Agreement, but in no event at the expense of the Master Servicer or the REMIC Administrator. At all times as may be required by the Code, the Master Servicer will to the extent within its control and the scope of its duties more specifically set forth herein, maintain substantially all of the assets of each REMIC created hereunder as "qualified mortgages" as defined in Section 860G(a)(3) of the Code and "permitted investments" as defined in Section 860G(a)(5) of the Code.

        (g) In the event that any tax is imposed on "prohibited transactions" of any REMIC created hereunder as defined in Section 860F(a)(2) of the Code, on "net income from foreclosure property" of any such REMIC as defined in Section 860G(c) of the Code, on any contributions to any such REMIC after the Startup Day therefor pursuant to Section 860G(d) of the Code, or any other tax is imposed by the Code or any applicable provisions of state or local tax laws, such tax shall be charged (i) to the Master Servicer, if such tax arises out of or results from a breach by the Master Servicer of any of its obligations under this Agreement or the Master Servicer has in its sole discretion determined to indemnify the Trust Fund against such tax, (ii) to the Trustee, if such tax arises out of or results from a breach by the Trustee of any of its obligations under this Article X, or (iii) otherwise against amounts on deposit in the Custodial Account as provided by Section 3.10 and on the Distribution Date(s) following such reimbursement the aggregate of such taxes shall be allocated in reduction of the Accrued Certificate Interest on each Class entitled thereto in the same manner as if such taxes constituted a Prepayment Interest Shortfall.

        (h) The Trustee and the Master Servicer shall, for federal income tax purposes, maintain books and records with respect to each REMIC created hereunder on a calendar year and on an accrual basis or as otherwise may be required by the REMIC Provisions.

        (i) Following the Startup Day, neither the Master Servicer nor the Trustee shall accept any contributions of assets to any REMIC created hereunder unless (subject to Section 10.01(f)) the Master Servicer and the Trustee shall have received an Opinion of Counsel (at the expense of the party seeking to make such contribution) to the effect that the inclusion of such assets in such REMIC will not cause the REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding or subject the REMIC to any tax under the REMIC Provisions or other applicable provisions of federal, state and local law or ordinances.

        (j)  Neither  the Master  Servicer  nor the  Trustee  shall  (subject to
Section 10.01(f)) enter into any arrangement by which any REMIC created hereunder will receive a fee or other compensation for services nor permit any such REMIC to receive any income from assets other than "qualified mortgages" as defined in Section 860G(a)(3) of the Code or "permitted investments" as defined in Section 860G(a)(5) of the Code.

        (k) Solely for the purposes of Section 1.860G-1(a)(4)(iii) of the Treasury Regulations, the "latest possible maturity date" by which the Certificate Principal Balance of each Class of Certificates (other than the Interest Only Certificates) representing a regular interest in the applicable REMIC and the Uncertificated Principal Balance of each Uncertificated REMIC Regular Interest (other than each Uncertificated REMIC Regular Interest represented by a Class A-V Certificate, if any) and the rights to the Interest Only Certificates and Uncertificated REMIC Regular Interest represented by any Class A-V Certificate would be reduced to zero is the Maturity Date for each such Certificate and Interest.

        (l) Within 30 days after the Closing Date, the REMIC Administrator shall prepare and file with the Internal Revenue Service Form 8811, "Information Return for Real Estate Mortgage Investment Conduits (REMIC) and Issuers of Collateralized Debt Obligations" for each REMIC created hereunder.

        (m) Neither the Trustee nor the Master Servicer shall sell, dispose of or substitute for any of the Mortgage Loans (except in connection with (i) the default, imminent default or foreclosure of a Mortgage Loan, including but not limited to, the acquisition or sale of a Mortgaged Property acquired by deed in lieu of foreclosure, (ii) the bankruptcy of any REMIC created hereunder, (iii) the termination of any such REMIC pursuant to Article IX of this Agreement or
(iv) a purchase of Mortgage Loans pursuant to Article II or III of this Agreement) nor acquire any assets for any such REMIC, nor sell or dispose of any investments in the Custodial Account or the Certificate Account for gain nor accept any contributions to any such REMIC after the Closing Date unless it has received an Opinion of Counsel that such sale, disposition, substitution or acquisition will not (a) affect adversely the status of such REMIC as a REMIC or
(b) unless the Master Servicer has determined in its sole discretion to indemnify the Trust Fund against such tax, cause such REMIC to be subject to a tax on "prohibited transactions" or "contributions" pursuant to the REMIC Provisions.

          Section  10.02  Master  Servicer,   REMIC  Administrator  and  Trustee
               Indemnification.

        (a) The Trustee agrees to indemnify the Trust Fund, the Company, the REMIC Administrator and the Master Servicer for any taxes and costs including, without limitation, any reasonable attorneys fees imposed on or incurred by the Trust Fund, the Company or the Master Servicer, as a result of a breach of the Trustee's covenants set forth in Article VIII or this Article X.

        (b) The REMIC Administrator agrees to indemnify the Trust Fund, the Company, the Master Servicer and the Trustee for any taxes and costs (including, without limitation, any reasonable attorneys' fees) imposed on or incurred by the Trust Fund, the Company, the Master Servicer or the Trustee, as a result of a breach of the REMIC Administrator's covenants set forth in this Article X with respect to compliance with the REMIC Provisions, including without limitation, any penalties arising from the Trustee's execution of Tax Returns prepared by the REMIC Administrator that contain errors or omissions; provided, however, that such liability will not be imposed to the extent such breach is a result of an error or omission in information provided to the REMIC Administrator by the Master Servicer in which case Section 10.02(c) will apply.

        (c) The Master Servicer agrees to indemnify the Trust Fund, the Company, the REMIC Administrator and the Trustee for any taxes and costs (including, without limitation, any reasonable attorneys' fees) imposed on or incurred by the Trust Fund, the Company, the REMIC Administrator or the Trustee, as a result of a breach of the Master Servicer's covenants set forth in this Article X or in
Article III with respect to compliance with the REMIC Provisions, including without limitation, any penalties arising from the Trustee's execution of Tax Returns prepared by the Master Servicer that contain errors or omissions.


        Section 10.03 Designation of REMIC(s).

        As provided in Section 10.03 of the Series Supplement.


                                          ARTICLE XI

                                   MISCELLANEOUS PROVISIONS

        Section 11.01 Amendment.

        (a) This Agreement or any Custodial Agreement may be amended from time to time by the Company, the Master Servicer and the Trustee, without the consent of any of the Certificateholders:

                      (i)    to cure any ambiguity,

                      (ii) to correct or  supplement  any  provisions  herein or therein, which may be inconsistent with any other provisions herein or therein or to correct any error,

                      (iii) to modify, eliminate or add to any of its provisions to such extent as shall be necessary or desirable to maintain the qualification of the Trust Fund as a REMIC at all times that any Certificate is outstanding or to avoid or minimize the risk of the imposition of any tax on the Trust Fund pursuant to the Code that would be a claim against the Trust Fund, provided that the Trustee has received an Opinion of Counsel to the effect that (A) such action is necessary or desirable to maintain such qualification or to avoid or minimize the risk of the imposition of any such tax and (B) such action will not adversely affect in any material respect the interests of any Certificateholder,

                      (iv) to change the timing  and/or  nature of deposits into the Custodial Account or the Certificate Account or to change the name in which the Custodial Account is maintained, provided that
               (A) the Certificate Account Deposit Date shall in no event be later than the related Distribution Date, (B) such change shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder and
               (C) such change shall not result in a reduction of the rating assigned to any Class of Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date, as evidenced by a letter from each Rating Agency to such effect,

                      (v) to  modify,  eliminate  or add  to the  provisions  of
               Section 5.02(f) or any other provision hereof restricting transfer of the Class R Certificates, by virtue of their being the "residual interests" in a REMIC, provided that (A) such change shall not result in reduction of the rating assigned to any such Class of Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date, as evidenced by a letter from each Rating Agency to such effect, and (B) such change shall not (subject to Section 10.01(f)), as evidenced by an Opinion of Counsel (at the expense of the party seeking so to modify, eliminate or add such provisions), cause any REMIC created hereunder or any of the Certificateholders (other than the transferor) to be subject to a federal tax caused by a transfer to a Person that is not a Permitted Transferee,

                      (vi) to make any other  provisions with respect to matters or questions arising under this Agreement or such Custodial Agreement which shall not be materially inconsistent with the provisions of this Agreement, provided that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder, or

                    (vii) to amend any  provision  herein or therein that is not material to any of the Certificateholders.

        (b) This Agreement or any Custodial Agreement may also be amended from time to time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or such Custodial Agreement or of modifying in any manner the rights of the Holders of Certificates of such Class; provided, however, that no such amendment shall:

                      (i) reduce in any manner the amount of, or delay the timing of, payments which are required to be distributed on any Certificate without the consent of the Holder of such Certificate,

                      (ii) reduce the aforesaid  percentage of  Certificates  of any Class the Holders of which are required to consent to any such amendment, in any such case without the consent of the Holders of all Certificates of such Class then outstanding.

        (c) Notwithstanding any contrary provision of this Agreement, the Trustee shall not consent to any amendment to this Agreement unless it shall have first received an Opinion of Counsel (subject to Section 10.01(f) and at the expense of the party seeking such amendment) to the effect that such amendment or the exercise of any power granted to the Master Servicer, the Company or the Trustee in accordance with such amendment will not result in the imposition of a federal tax on the Trust Fund or cause any REMIC created under the Series Supplement to fail to qualify as a REMIC at any time that any Certificate is outstanding.

        (d) Promptly after the execution of any such amendment the Trustee shall furnish written notification of the substance of such amendment to the Custodian and each Certificateholder. It shall not be necessary for the consent of Certificateholders under this Section 11.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

        (e) The Company shall have the option, in its sole discretion, to obtain and deliver to the Trustee any corporate guaranty, payment obligation, irrevocable letter of credit, surety bond, insurance policy or similar instrument or a reserve fund, or any combination of the foregoing, for the purpose of protecting the Holders of the Class B Certificates against any or all Realized Losses or other shortfalls. Any such instrument or fund shall be held by the Trustee for the benefit of the Class B Certificateholders, but shall not be and shall not be deemed to be under any circumstances included in the Trust Fund. To the extent that any such instrument or fund constitutes a reserve fund for federal income tax purposes, (i) any reserve fund so established shall be an outside reserve fund and not an asset of the Trust Fund, (ii) any such reserve fund shall be owned by the Company, and (iii) amounts transferred by the Trust Fund to any such reserve fund shall be treated as amounts distributed by the Trust Fund to the Company or any successor, all within the meaning of Treasury Regulations Section 1.860G-2(h) as it reads as of the Cut-off Date. In connection with the provision of any such instrument or fund, this Agreement and any provision hereof may be modified, added to, deleted or otherwise amended in any manner that is related or incidental to such instrument or fund or the establishment or administration thereof, such amendment to be made by written instrument executed or consented to by the Company but without the consent of any

Certificateholder and without the consent of the Master Servicer or the Trustee being required unless any such amendment would impose any additional obligation on, or otherwise adversely affect the interests of the Senior Certificateholders, the Class M Certificateholders, the Master Servicer or the Trustee, as applicable; provided that the Company obtains (subject to Section 10.01(f)) an Opinion of Counsel (which need not be an opinion of Independent counsel) to the effect that any such amendment will not cause (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code and (b) any REMIC created hereunder to fail to qualify as a REMIC at any time that any Certificate is outstanding. In the event that the Company elects to provide such coverage in the form of a limited guaranty provided by General Motors Acceptance Corporation, the Company may elect that the text of such amendment to this Agreement shall be substantially in the form attached hereto as Exhibit K (in which case Residential Funding's Subordinate Certificate Loss Obligation as described in such exhibit shall be established by Residential Funding's consent to such amendment) and that the limited guaranty shall be executed in the form attached hereto as Exhibit K, with such changes as the Company shall deem to be appropriate; it being understood that the Trustee has reviewed and approved the content of such forms and that the Trustee's consent or approval to the use thereof is not required.

        Section 11.02 Recordation of Agreement; Counterparts.

        (a) To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer and at its expense on direction by the Trustee (pursuant to the request of Holders of Certificates entitled to at least 25% of the Voting Rights), but only upon direction accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

        (b) For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

        Section 11.03 Limitation on Rights of Certificateholders.

        (a) The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Fund, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust Fund, nor otherwise affect the rights, obligations and liabilities of any of the parties hereto.

        (b) No Certificateholder shall have any right to vote (except as expressly provided herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

        (c) No Certificateholder shall have any right by virtue of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Certificates of any Class evidencing in the aggregate not less than 25% of the related Percentage Interests of such Class, shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates of any Class shall have any right in any manner whatever by virtue of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates of such Class or any other Class, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the common benefit of Certificateholders of such Class or all Classes, as the case may be. For the protection and enforcement of the provisions of this Section 11.03, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

        Section 11.04 Governing Law.

        This agreement and the Certificates shall be governed by and construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

        Section 11.05 Notices.

        As provided in Section 11.05 of the Series Supplement.

        Section 11.06 Required Notices to Rating Agency and Subservicer.

        The Company, the Master Servicer or the Trustee, as applicable, shall notify each Rating Agency and the Subservicer at such time as it is otherwise required pursuant to this Agreement to give notice of the occurrence of, any of the events described in clause (a), (b), (c), (d), (g), (h), (i) or (j) below or provide a copy to each Rating Agency at such time as otherwise required to be delivered pursuant to this Agreement of any of the statements described in clauses (e) and (f) below:

        (a)    a material change or amendment to this Agreement,

        (b)    the occurrence of an Event of Default,

     (c) the termination or appointment of a successor Master Servicer or Trustee or a change in the majority ownership of the Trustee,

        (d) the filing of any claim under the Master Servicer's blanket fidelity bond and the errors and omissions insurance policy required by Section 3.12 or the cancellation or modification of coverage under any such instrument,

     (e) the statement required to be delivered to the Holders of each Class of Certificates pursuant to Section 4.03,

     (f) the statements required to be delivered pursuant to Sections 3.18 and 3.19,

     (g) a change in the location of the Custodial Account or the Certificate Account,

        (h) the occurrence of any monthly cash flow shortfall to the Holders of any Class of Certificates resulting from the failure by the Master Servicer to make an Advance pursuant to Section 4.04,

        (i)    the occurrence of the Final Distribution Date, and

        (j)    the repurchase of or substitution for any Mortgage Loan,

provided, however, that with respect to notice of the occurrence of the events described in clauses (d), (g) or (h) above, the Master Servicer shall provide prompt written notice to each Rating Agency and the Subservicer of any such event known to the Master Servicer.

        Section 11.07 Severability of Provisions.

        If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

        Section 11.08 Supplemental Provisions for Resecuritization.

        This Agreement may be supplemented by means of the addition of a separate Article hereto (a "Supplemental Article") for the purpose of resecuritizing any of the Certificates issued hereunder, under the following circumstances. With respect to any Class or Classes of Certificates issued hereunder, or any portion of any such Class, as to which the Company or any of its Affiliates (or any designee thereof) is the registered Holder (the "Resecuritized Certificates"), the Company may deposit such Resecuritized Certificates into a new REMIC, grantor trust, FASIT or custodial arrangement (a "Restructuring Vehicle") to be held by the Trustee pursuant to a Supplemental Article. The instrument adopting such Supplemental Article shall be executed by the Company, the Master Servicer and the Trustee; provided, that neither the Master Servicer nor the Trustee shall withhold their consent thereto if their respective interests would not be materially adversely affected thereby. To the extent that the terms of the Supplemental Article do not in any way affect any provisions of this Agreement as to any of the Certificates initially issued hereunder, the adoption of the Supplemental Article shall not constitute an "amendment" of this Agreement.

        Each Supplemental Article shall set forth all necessary provisions relating to the holding of the Resecuritized Certificates by the Trustee, the establishment of the Restructuring Vehicle, the issuing of various classes of new certificates by the Restructuring Vehicle and the distributions to be made thereon, and any other provisions necessary for the purposes thereof. In connection with each Supplemental Article, the Company shall deliver to the Trustee an Opinion of Counsel to the effect that (i) the Restructuring Vehicle will qualify as a REMIC, grantor trust, FASIT or other entity not subject to taxation for federal income tax purposes and (ii) the adoption of the Supplemental Article will not endanger the status of the Trust Fund as a REMIC or (subject to Section 10.01(f)) result in the imposition of a tax upon the Trust Fund (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC as set forth in Section 860G(d) of the Code).

        Section 11.09 Allocation of Voting Rights.

               As provided in Section 11.09 of the Series Supplement.